UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-04416

                                 PNC Funds

(Exact name of Registrant as specified in charter)

One East Pratt Street – 5th Floor

                                         Baltimore, MD 21202

(Address of principal executive offices) (Zip code)

John M. Loder, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

                                     Boston, Massachusetts 02199-3600

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

ANNUAL REPORT

May 31, 2013

PNC Target Date Funds

PNC Equity Funds

PNC Fixed Income Funds

PNC Tax Exempt
Bond Funds

PNC FUNDS

TARGET DATE FUNDS
Retirement Income Fund
Target 2020 Fund
Target 2030 Fund
Target 2040 Fund
Target 2050 Fund
EQUITY FUNDS
Balanced Allocation Fund
International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Fund (formerly Mid Cap Value Fund)
Multi-Factor Small Cap Core Fund
Multi-Factor Small Cap Growth Fund
Multi-Factor Small Cap Value Fund
S&P 500 Index Fund
Small Cap Fund
FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
High Yield Bond Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund
TAX EXEMPT BOND FUNDS
Intermediate Tax Exempt Bond Fund
Maryland Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund
Tax Exempt Limited Maturity Bond Fund
OTHER PNC FUNDS
MONEY MARKET FUNDS
Government Money Market Fund
Money Market Fund
Ohio Municipal Money Market Fund
Pennsylvania Tax Exempt Money Market Fund
Tax Exempt Money Market Fund
Treasury Money Market Fund

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Target Date Funds, PNC Equity Funds and PNC Fixed Income and Tax Exempt Bond Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

N O T F D I C I N S U R E D — N O B A N K G U A R A N T E E — M A Y L O S E V A L U E

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by PNC Funds Distributor, LLC (“Distributor”), Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is not affiliated with PCA and is not a bank.

© 2013 The PNC Financial Services Group, Inc. All rights reserved.

TABLE OF CONTENTS
Message from the President			1
Trustees and Officers of the Trust			9
Report of Independent Registered Public Accounting Firm			11
Abbreviations and Definitions for Schedules of Investments and Financial Statements			12
PNC Target Date Funds
	Fund Overview	Financial Highlights	Schedule of Investments
Retirement Income Fund	13	24	29
Target 2020 Fund	15	25	30
Target 2030 Fund	17	26	31
Target 2040 Fund	19	27	32
Target 2050 Fund	21	28	33
Explanation of Expense Tables			23
Statements of Assets and Liabilities			35
Statements of Operations			37
Statements of Changes in Net Assets			39
PNC Equity Funds
	Fund Overview	Financial Highlights	Schedule of Investments
Balanced Allocation Fund	41	67	78
International Equity Fund	45	68	86
Large Cap Core Equity Fund	47	69	91
Large Cap Growth Fund	49	70	93
Large Cap Value Fund	51	71	95
Mid Cap Value Fund	53	72	97
Multi-Factor Small Cap Core Fund	55	73	99
Multi-Factor Small Cap Growth Fund	57	74	102
Multi-Factor Small Cap Value Fund	59	75	105
S&P 500 Index Fund	61	76	108
Small Cap Fund	63	77	114
Explanation of Expense Tables			65
Statements of Assets and Liabilities			117
Statements of Operations			123
Statements of Changes in Net Assets			127
PNC Fixed Income and Tax Exempt Bond Funds
	Fund Overview	Financial Highlights	Schedule of Investments
Bond Fund	131	160	173
Government Mortgage Fund	133	161	178
High Yield Bond Fund	135	162	180
Intermediate Bond Fund	137	163	184
Limited Maturity Bond Fund	139	164	190
Total Return Advantage Fund	141	165	194
Ultra Short Bond Fund	143	166	201
Intermediate Tax Exempt Bond Fund	145	167	204
Maryland Tax Exempt Bond Fund	147	168	207
Michigan Intermediate Municipal Bond Fund	149	169	209
Ohio Intermediate Tax Exempt Bond Fund	151	170	211
Pennsylvania Intermediate Municipal Bond Fund	153	171	213
Tax Exempt Limited Maturity Bond Fund	155	172	215
Explanation of Expense Tables			158
Statements of Assets and Liabilities			219
Statements of Operations			227
Statements of Changes in Net Assets			231

Notes to Financial Statements			236
Trustees Review and Approval of Sub-Advisory Agreement			264
Notice to Shareholders			265
Proxy Voting and Quarterly Schedules of Investments			267

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“The U.S. economy continued its slow but relatively steady march forward...”

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2013

* Past performance is no guarantee of future results.

Reference to Fund performance throughout assumes performance of Class I Shares.

Dear Shareholders:

We are pleased to present this annual report for PNC Target Date Funds, PNC Equity Funds, and PNC Fixed Income and Tax Exempt Bond Funds for the year ended May 31, 2013. This report provides a detailed review of the markets, the portfolios and our management strategies.

The 12 months ended May 31, 2013 were rewarding ones for PNC Target Date Funds and PNC Equity Funds but challenging ones for most PNC Fixed Income and Tax Exempt Bond Funds, as investors generally elected to focus on positive news flow and thus favored less risk-averse assets, despite counter-balancing market forces. Highlights of the annual period include the following:

—

Along with the broad equity markets, all 11 of the PNC Equity Funds generated positive double-digit absolute returns during the annual period. However, the broad taxable and tax-exempt fixed income markets posted only modestly positive returns. Not surprisingly, most of the 13 PNC Fixed Income and Tax Exempt Bond Funds similarly posted only modest absolute returns.

—

Effective September 28, 2012, we launched PNC Target Date Funds, which are professionally managed asset allocation fund-of-funds designed for investors preparing for their retirement. The Funds are comprised of actively-managed PNC Funds that we believe can deliver strong risk-adjusted returns as well as non-proprietary products that provide cost-effective exposure to additional diversifying asset classes, such as global equities, commodities, real estate investment trusts and inflation-protected securities, with the goal of improving the risk and return profile of the PNC Target Date Funds.

—

Effective February 27, 2013, management of PNC Large Cap Value Fund, PNC Mid Cap Value Fund and portions of PNC Balanced Allocation Fund was assumed by new teams of portfolio managers. You will find the names of the respective teams on the following pages.

We continue to believe that by offering the opportunity to diversify your investments among an array of retirement-oriented, equity, taxable and tax-exempt fixed income, and money market mutual funds, PNC Capital Advisors, LLC may help you and/or your adviser fulfill your individual asset allocation objectives.

On the following pages, PNC Funds’ portfolio managers discuss the management of their respective Funds over the annual period. The conversations highlight key factors influencing recent performance of the Funds. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the 12 months ended May 31, 2013, especially given the volatility experienced during the annual period.

Economic Review

The U.S. economy continued its slow but relatively steady march forward during the annual period. Real Gross Domestic Product (“GDP”) had bounced back from a growth rate of 1.3% in the second quarter of 2012 to a growth rate of 2.7% in the third quarter of 2012. GDP growth then decelerated to 0.4% in the fourth quarter of 2012, but subsequently rebounded again to an encouraging 1.8% in the first quarter of 2013.

As the annual period began in June 2012, the pace of economic growth had declined noticeably from the steam it had seemed to gather after the relatively mild winter. Most discouraging was the downshift in payroll growth, as average payroll gains dropped from 200,000 in the first quarter to approximately 75,000 in the second quarter. Initial unemployment claims trended higher. Motor

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vehicle sales and indicators from the manufacturing sector retreated from their first quarter levels. Tempered optimism regarding the U.S. economy was set against a challenging global backdrop, as Europe’s seeming reluctance to craft a meaningful long-term solution to its lingering sovereign debt problems and China’s decelerating economic growth brought recession fears back into the national consciousness.

During the third calendar quarter of 2012, statistics showed a U.S. economy that appeared to be slowly shrugging off the hesitancy of consumers caused by both domestic concerns and international issues. Automobile sales for September were close to a 15 million annualized rate — a level not seen since March 2008. The housing sector made incremental progress with new home sales up 27% year-over-year (albeit from a low base), existing home sales increasing to a 4.8 million unit annualized rate, and the Case-Shiller index of housing prices posting a modest increase over the previous year’s. Additionally, the low level of interest rates pushed mortgage refinancing levels up 46% year-over-year to the highest level since April 2009. The labor market also improved, as non-farm payrolls grew at a rate of nearly 145,000 a month during the third calendar quarter. The headline unemployment rate dropped below 8%.

The Federal Reserve (the “Fed”), still disappointed with U.S. economic growth, initiated another round of quantitative monetary easing in September 2012. Dubbed QE3, this third program of massive bond buying by the U.S. central bank which was geared to bring interest rates down further and hold them low to encourage both consumers and businesses to borrow. Additionally, the Fed indicated it expected to keep short-term interest rates within the banking system at the near-zero level for up to three more years.

The U.S. economy, though decelerating during the fourth calendar quarter of 2012, weathered challenges that included Hurricane Sandy in October, the presidential election in November and the fiscal cliff negotiations in December. The housing market continued to show improvement, and manufacturing rebounded modestly from the effects of the hurricane, while the service sector caught some wind as the quarter ended. It was reported that motor vehicle sales saw a 13% increase in 2012 over 2011, and employment growth had averaged about 150,000 a month for the calendar year, which yielded a slowly improving unemployment rate. In the last minutes of 2012 and into the first day of 2013, the administration and Congress agreed to a deal that avoided the fiscal cliff of universal tax rate increases and fiscal spending cuts. Meanwhile, the Fed maintained its highly accommodative monetary policy, keeping short-term interest rates close to nil and continuing its bond buying program for 2013. Notably, the Fed altered its conditions for reassessing monetary policy from a time-horizon-based policy reaching into 2015 to a more specific macroeconomic-conditions-based policy of certain unemployment and/or inflation levels.

During the first calendar quarter of 2013, U.S. economic growth was bolstered by an improving housing market, solid motor vehicle sales and a continually improving labor market that pushed the unemployment rate lower to 7.7%. Overall retail sales increased, as consumers continued to spend, despite the headwinds of the rescission of the 2% payroll tax holiday and the increase in tax rates for the highest income brackets. Further, improvements in U.S. energy production helped to keep energy cost increases contained, a sign to some of increasing U.S. energy independence. While debate heightened within the Fed as to the appropriate time to start easing back on its QE program, there was no change in policy during the quarter.

In April and May 2013, the U.S. economy gave off conflicting signals. Housing prices registered their biggest gains in seven years, according to the Case-Shiller index; contracts for previously owned homes rose to their highest levels in three years, according to the National Association of Realtors; and foreclosures on U.S. homes dropped significantly. U.S. consumer sentiment advanced to its highest level in more than five years, and U.S. inflation remained benign. However, consumption declined, with personal income flat and outlays for energy goods and services falling, and jobless claims rising by 10,000 to a seasonally-adjusted 354,000 in the penultimate week of May 2013.

Equities

Most of the major U.S. equity indices generated robust, double-digit returns during the 12 months ended May 31, 2013, as investor optimism trumped concerns through most of the annual period.

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“...all U.S. equity segments advanced...”
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2013

As the annual period began in June 2012, the U.S. equity market struggled, driven primarily by disappointing economic data, ongoing sovereign debt troubles in Europe and a slowdown in emerging market growth. A late June agreement by Eurozone leaders to back lagging debt losses and consider a longer-term solution lifted stocks in the month’s final trading session to bring June U.S. equity index returns into positive territory.

Strengthening U.S. economic conditions and accommodation by central banks helped U.S. equity markets rebound during the third calendar quarter. Reports of better than expected earnings reports for the second calendar quarter also contributed to equity market increases. European Central Bank head Mario Draghi’s comment that the Central Bank would do “whatever it takes” to save the euro contributed to positive movement and drove a decline in concern over European sovereign default. During the fourth calendar quarter of 2012, U.S. equity indices generally posted flat returns, as a cloud of uncertainty hung over the markets in advance of the November elections and Congress delayed action to avert the fiscal cliff of tax increases and spending cuts.

The U.S. equity markets surged ahead as the new year began, with several U.S. equity indices reaching new highs amidst U.S. economic data that appeared to point to an improved environment. Market sentiment was also boosted by the last-minute deal on the fiscal cliff, as U.S. lawmakers agreed to extend the Bush-era tax cuts for all but the highest income earners, even though later in the quarter, Congress chose not to act on the automatic federal spending cuts known as the sequester, thus allowing them to start taking effect. U.S. equities also rallied despite a wide variation in corporate earnings reports. That said, two broad themes characterized the first quarter of 2013, one of which was a general outperformance by low-quality stocks. The second, and contrary to what many might expect given the rally, was that sector leadership was dominated by the more traditionally defensive sectors.

U.S. equities rallied further in April 2013, setting a new all-time closing high on the last trading day of the month, as investors seemed to look past weaker global economic data. Leading indicators of consumer confidence levels in April 2013 significantly exceeded expectations, suggesting consumers might be feeling the effects of improved housing and labor market conditions. Despite a pullback in the last week of May 2013, U.S. equities recorded their seventh straight month of gains, the longest winning streak since 2009, according to Reuters. A good jobs report, positive corporate earnings growth and continued improvement in the housing market were among the major factors boosting equities. The markets were impacted at the end of the month by concerns the Fed might taper its accommodative monetary policy, a strong catalyst behind the gains.

For the annual period as a whole, all U.S. equity segments advanced, with small-cap stocks within the U.S. equity market gaining most, outpacing both their large-cap and mid-cap counterparts during the annual period. Value stocks outperformed growth stocks across the capitalization spectrum, as measured by the Russell Investments indices. The rally in the U.S. equity market for the annual period overall was led by the financials, health care and consumer discretionary sectors. While still producing solid absolute gains, the utilities, information technology and telecommunication services sectors lagged in comparison, as measured by the S&P 500® Index.

Developed international equity markets overall, as measured by the MSCI EAFE® Index, performed broadly in line with U.S. stocks, as the commitment to low interest rates and easing monetary

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policy from central banks in the U.S., Europe and Japan was one of the biggest drivers of developed international equity markets and contributed to particularly strong returns amongst financial stocks. Japanese equities led the way among the developed international equity markets, with their sharp rally reflecting optimism that aggressive policies from their government and central bank — and the new leaders of each — would end deflation and stimulate Japan’s economy. In addition, the Japanese equity market responded positively to the weaker yen, which benefits Japan’s export-oriented economy. European equities advanced solidly, generally reflecting optimism regarding Europe’s ability to work through its debt issues, despite some volatility driven by Cyprus’ banking crisis and Italy’s political stalemate. Emerging equity markets, as measured by the MSCI Emerging Markets Index, generated solid positive absolute returns but lagged developed markets equities overall, as concerns over slowing economic growth in several regions weighed on many of the larger growth and emerging markets during the annual period. In turn, a number of countries’ central banks began to cut interest rates in an effort to boost economic growth.

Fixed Income

Fixed income markets significantly lagged the equity markets during the annual period, posting positive, albeit modest, returns, as measured by the Barclays U.S. Aggregate Bond Index.

In early June 2012, the yield on the 10-year U.S. Treasury fell to an all-time low (to that date) of 1.45%, and similarly, the 10-year German Bund fell to a low yield of 1.17%, as increased investor risk aversion led to a flight to the quality and liquidity of government bonds. Risk premiums on corporate credit rose, and most risk-based sectors lagged U.S. Treasuries. However, by the end of June 2012, developments in Europe became a key driver of risk sentiment, as Greece held a presidential election that raised concerns about the country potentially exiting the Eurozone, and Spain finally appealed to the European Union for assistance for its banking system. Continued weakness in U.S. and global economic data also weighed on sentiment. As a result, U.S. Treasury yields rose slightly, and non-U.S. Treasury sectors gained ground as Greece elected a pro-Eurozone administration and the European Union agreed to provide support to Spain’s banking system. Even as government bond yields hit new record lows, investors began moving back into higher-yielding corporate and emerging market bonds.

During the third calendar quarter of 2012, the announcement of asset purchase programs from the Fed and the European Central Bank, combined with low growth in the U.S. economy, drove yields in multiple fixed income sectors to new lows. Indeed, non-U.S. Treasury sectors outperformed U.S. Treasuries during these months, largely as a function of the market searching for yield in an environment of extremely low interest rates. In addition, market expectations for more quantitative easing by the Fed increased in August 2012 in light of minutes from the August 1 Federal Open Market Committee meeting and Fed Chairman Ben Bernanke’s speech at the Fed’s annual conference in Jackson Hole, Wyoming. In September 2012, the Fed exceeded most expectations with its announcement of QE3 and an extension of the likely period of low short-term interest rates from mid-2014 to at least mid-2015. With the Fed holding short-term interest rates at low levels, demand for higher yielding sectors remained strong. For example, during the quarter, emerging market debt and global high yield corporate bonds were some of the strongest performers. U.S. investment grade and high yield corporate bonds also performed well, as fundamentals remained solid. Default expectations were below average, and access to capital was quite strong, allowing companies to refinance debt and extend near-term maturities. U.S. Treasuries posted positive returns but lagged in comparison.

During the fourth calendar quarter of 2012, fixed income markets reflected the theme of “more of the same.” Yields on U.S. Treasuries remained within a consistent range, in part the result of the expansion of monetary stimulus from the Fed. Also, the Barclays U.S. Aggregate

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“...the Fed exceeded most expectations for additional quantitative easing...”
Commentary provided by PNC Capital Advisors, LLC as of May 31, 2013

Bond Index was virtually flat. U.S. investment grade and high yield corporate bonds continued to perform well, outperforming U.S. Treasuries significantly, as driven by compressed risk premiums in a low volatility environment. Asset-backed securities more modestly outpaced U.S. Treasuries, reflecting historically low and stable risk premiums. Mortgage-backed securities lagged U.S.Treasuries due to elevated rates of prepayment activity on agency-backed mortgages. Overall, lower-rated bonds outperformed higher-rated issues during the quarter.

Fixed income markets were characterized during the first quarter of 2013 by stability in monetary policy, low inflation and subdued volatility in financial markets. Yields on U.S. Treasury securities rose modestly, potentially reflecting a U.S. economy that exhibited fundamental strength despite the onset of less accommodative fiscal policy. While U.S. equity markets achieved record highs during the quarter, demand for investment grade and high yield corporate bonds remained strong. In our view, the resiliency of the fixed income markets may have reflected aggressive monetary policies and concerns over foreign markets. The mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities sectors each lagged U.S. Treasuries during the quarter.

In April 2013, U.S.Treasury yields tightened across all maturity ranges on the curve, while corporate bonds, both investment grade and high yield, continued to advance strongly. May 2013 was then the worst month for bonds in nine years, as weakness in U.S. Treasuries spread to virtually all other segments of the fixed income market. As bond prices fell across the sectors of the fixed income market, the yield on the 10-year U.S. Treasury note soared from 1.67% on April 30 to 2.16% by the end of May, representing the worst month for U.S.Treasuries since December 2010. The primary cause of the sell-off was Fed Chair Ben Bernanke’s statement that the Fed could begin to “taper” its bond-buying, or quantitative easing, program before the end of the year, which was sooner than investors were expecting.

For the annual period overall, two-year Treasury yields rose 0.03% to 0.30%, and 10-year Treasury yields increased 0.57% to 2.13%. Long-term Treasury yields climbed 0.64% to 3.28%.

The tax-exempt bond market overall outperformed the taxable fixed income market during the annual period. Notably, the third calendar quarter of 2012 marked the seventh consecutive quarter of positive returns for the tax-exempt bond market. From June 2012 through September 2012, the tax-exempt bond market benefited from declining interest rates, gradual fundamental municipal credit improvement and strong demand trends for municipal securities. The market was further helped by the Fed initiating QE3, which placed downward pressure on rates and heightened demand for municipal bonds. Positive momentum in municipal bond market returns continued into the fourth calendar quarter of 2012, but was interrupted in December as investors, frustrated by a lack of clarity on future tax policy, a dysfunctional Congress and municipal credit fears, pulled away from municipal investments. Notwithstanding the poor end to the quarter, the municipal market posted a positive return again for the three months ended December 31, 2012.

Despite lingering headwinds from fiscal policy, paltry interest rates and the prediction of the Great Rotation, or what strategists and investors labeled the impending exodus from fixed income sectors

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into other asset classes, the municipal market continued to generate positive returns for the first calendar quarter of 2013. Mid- and low-grade credits continued to outperform higher-grade credits, and investors continued to favor credit risk over interest rate risk. Tax collections generally improved, and defaults and bankruptcies were down. Still downgrades in Illinois, Puerto Rico and among municipal insurance companies, dominated headlines. In April 2013, municipal bonds held on to gains, overcoming mutual fund outflows and inconsistent new issue supply. In May 2013, like their taxable counterparts, municipal bonds lost ground.

Our View Ahead

The primary question dominating the financial markets at the end of May 2013 appeared to be when the Fed might start easing back on its quantitative easing policy. If the economy appears stronger and unemployment moves lower, QE3 could be tapered in late 2013 or early 2014. However, we believe low short-term interest rates are likely to remain for a long time, even after QE3 is ended.

Issues remain, however, in several areas. While the immediacy of the fiscal debates has been deferred into late summer, we believe that the U.S. can not continue down the extraordinary deficit-financing path of the past few years. While there have been some improvements in the near-term deficit forecasts as a result of an improving economy and several episodes of fiscal brinksmanship involving tax increases, spending restraints and the sequester cuts, the real deficit issues lie several years out. This will be the period when Medicare and Social Security expenses are expected to reach their highest proportions of GDP, causing deficits on par with the Great Recession. Thus, in our view, it is all the more important that these long-term fiscal choices be addressed now, rather than waiting for a crisis to force policymakers to make draconian choices.

As such, we continue to expect U.S. economic growth of 2% to 2.5%, with some risk to the upside, for 2013, an inflation rate somewhere near 2%, absent an energy price shock and an unemployment rate drifting down toward 7% as the year progresses.

Given this view, we believe the U.S. equity market is likely to reward portfolios that hold securities of companies with improving fundamentals and avoid companies that disappoint investors’ expectations as 2013 moves into its second half. While various macro factors may impact the equity markets in any given short-term period, we anticipate an environment less dominated by “crisis.” As such, we believe the U.S. equity market will make greater distinction between improving and deteriorating fundamentals, and the historically normal correlation between earnings and price should reassert itself. After all, historically, earnings have been the most consistent and reliable driver of stock prices over time.

On the fixed income side, despite the market correction in May 2013, we believe U.S. Treasury yields may remain within a consistent range going forward due to modest economic growth, continuation of Fed accommodation and stable inflation. We believe improving economic conditions will result in a rise in long-term U.S. Treasury yields, as expectations in the market of the Fed’s asset purchase program adjust. The fed funds rate policy has anchored shorter-term interest rates to near-zero levels and has reduced the volatility of shorter-term rates. We believe this effect will continue for the near term, at least, and longer-term rates may continue to exhibit relatively more yield volatility. At the end of the annual period, we believed that corporate credit offered the best risk-reward tradeoff among sectors, and structured product sectors, such as mortgage-backed securities and asset-backed securities, offered lower relative value. In a growing U.S. economy, we believe corporate credit offers attractive relative value due to stable credit fundamentals and historically average credit spreads, or yield differentials to U.S. Treasuries. Our less favorable view on mortgage-backed securities is based upon the prepayment environment, the potential for legislative risk and the influence of the Fed on the mortgage market. Asset-backed securities offer low relative value, in our view, due to historically tight risk premiums relative to U.S. Treasury securities.

As for the municipal bond market, we remain focused going forward on municipal credit and market fundamentals as well as potential fiscal policy changes. Further, the lingering debate around the taxation of municipal interest may re-emerge over the remainder of the calendar year. We believe the probability of Congress removing or altering the municipal interest exclusion has declined considerably from December 2012, but it is still part of congressional conversations around raising revenue. It appears to us that some in Congress are coming around to the importance of tax-exempt financing to rebuild domestic infrastructure.

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Commentary provided by PNC Capital Advisors, LLC as of May 31, 2013

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We also commend you for being a part of the PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, PNC Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

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T R U S T E E S    A N D    O F F I C E R S    O F    T H E    T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
Dorothy A. Berry 69	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986 - 2012; Chairman, Independent Directors Council, 2010 - 2011.	2 registered investment companies consisting of 38 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
John G. Drosdick[5] 69	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000 -2008.	2 registered investment companies consisting of 38 portfolios	Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until June 2013; Director, Lincoln Financial Corporation (financial services) until 2005; Director, Triumph Group, Inc.
Dale C. LaPorte 71	Trustee	Since April 2005	Retired; Senior Vice President and General Counsel, Invacare Corp- oration (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).	2 registered investment companies consisting of 38 portfolios	Director, Invacare Corporation
L. White Matthews, III 67	Trustee	Since February 2010	Retired; Director (since 2003) and Chairman of the Board (since 2011) of (publicly traded) Imation Corp. (data storage); Director and Chairman of the Board (since 2009) of (privately held) Constar International, Inc. (bottle and packaging manufacturer); Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 - 2007.	2 registered investment companies consisting of 38 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010.
Edward D. Miller, Jr. 70	Trustee	Since February 2010	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 38 portfolios	Director, Care Fusion (health care devices); Director, PNC Funds, Inc. until 2010.
Stephen M. Todd 65	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman — Assurance Professional Practice, Ernst & Young London, UK (accounting firm), July 2003 to June 2010.	2 registered investment companies consisting of 38 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until November 2011.

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Savonne Ferguson.

2Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of two registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Funds (thirty-five portfolios) and PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, that are not a part of the Fund Complex. In addition to the Trust, each Trustee serves as a Trustee of the PNC Advantage Funds.

5Mr. Drosdick serves as Chairman of PNC Advantage Funds.

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer	Other Directorships held by Board Member
Officers
Kevin A. McCreadie[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 52	President	Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.	N/A	N/A
Jeffrey P. Pruitt[6] 1900 East 9th Street, 15th Floor Cleveland, OH 44114 41	Chief Compliance Officer	Since November 2010	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010 - May 2010; Director of Investment Company Compliance, Thrivent, 2004 - February 2010.	N/A	N/A
Jennifer E. Spratley[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 44	Vice President	Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
John F. Kernan[6] 1900 East 9th Street, 14th Floor Cleveland, OH 44114 47	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Managing Director and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.	N/A	N/A
Savonne L. Ferguson[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 39	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007 - 2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002 - 2007.	N/A	N/A

6   Mmes. Ferguson and Spratley and Messrs. Kernan, McCreadie and Pruitt also serve as Officers of PNC Advantage Funds in their same capacities.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

R E P O R T    O F    I N D E P E N D E N T    R E G I S T E R E D    P U B L I C    A C C O U N T I N G    F I R M

To the Board of Trustees of PNC Funds and the Shareholders of the Target Date Funds,

Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund (the “Target Date Funds”), PNC Balanced Allocation Fund, PNC International Equity Fund, PNC Large Cap Core Equity Fund, PNC Large Cap Growth Fund, PNC Large Cap Value Fund, PNC Mid Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC S&P 500 Index Fund, PNC Small Cap Fund (the “Equity Funds”), PNC Bond Fund, PNC Government Mortgage Fund, PNC High Yield Bond Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund, PNC Ultra Short Bond Fund (the “Fixed Income Funds”), PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Michigan Intermediate Municipal Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund, PNC Pennsylvania Intermediate Municipal Bond Fund, and PNC Tax Exempt Limited Maturity Bond Fund (the “Tax Exempt Bond Funds”) (collectively the “Funds”), twenty-nine of the thirty-five funds comprising PNC Funds as of May 31, 2013, and the related statements of operations for the year then ended (as to the Target Date Funds for the period from October 1, 2012 (commencement of operations) through May 31, 2013), the statements of changes in net assets for each of the two years in the period then ended (as to the Target Date Funds for the period from October 1, 2012 (commencement of operations) through May 31, 2013), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian, brokers, and transfer agents of the Underlying Funds; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2013, the results of their operations for the year then ended (as to the Target Date Funds for the period from October 1, 2012 (commencement of operations) through May 31, 2013), the changes in their net assets for each of the two years in the period then ended (as to the Target Date Funds for the period from October 1, 2012 (commencement of operations) through May 31, 2013), and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

July 30, 2013

P N C    F u n d s

A B B R E V I A T I O N S    A  N D    D E F I N I T I O N S    F O R    S C H E D U L E S     O F    I N V E S T M E N T S

A N D    F I N A N C I A L    S T A T E M E N T S

Schedules of Investments:

ADR — American Depository Receipt

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

ETF — Exchange Traded Fund

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Corporation

FHA — Federal Housing Administration

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FRN — Floating Rate Note: the rate shown is the rate in effect on May 31, 2013, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

GDR — Global Depository Receipt

GNMA — Government National Mortgage Association

GO — General Obligation

IBC — Integrity Building Corporation

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

MTN — Medium Term Note

NATL-RE — National Public Finance Guarantee Corporation

PLC — Public Limited Company

PSF-GTD — Permanent School Fund - Guaranteed

Q-SBLF — Qualified State Bond Loan Fund

RADIAN — Radian Guaranty, Inc.

RB — Revenue Bond

REIT — Real Estate Investment Trust

RN — Revenue Note

SBPA — Standby Bond Purchase Agreement

SONYMA — State of New York Mortgage Agency

STRB — Special Tax Revenue Bond

TAN — Tax Anticipation Note

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on May 31, 2013, and the date shown is the next reset or put date.

Financial Statements:

— Amounts designated as “ — “ are either zero or rounded to zero.

See Notes to Financial Statements.

P N C    T a r g e t    D a t e    F u n d s

R E T I R E M E N T    I N C O M E     FUND    O V E R V I E W    ( U n a u d i t e d )

Keith Weigel

Managing Director,

Product Management

Kevin A. McCreadie

President and

Chief Investment Officer

Martin Schulz, J.D.

Managing Director,

International Equity

Douglas J. Roman, CFA,

CMT

Managing Director,

Large Cap Funds

Sean T. Rhoderick, CFA

Senior Portfolio Manager,

Fixed Income

Timothy D. Compan, Jr.,

CFA

Senior Portfolio Manager,

Fixed Income

Mark McGlone

Chief Risk Officer

Aneet Deshpande

Head of Equity Trading

Donald J. Hohman

Director,

Product Management

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International invest ments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuation
s, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

PNC Retirement Income Fund seeks current income and some capital appreciation by investing in a diversified portfolio of equity, fixed income and other diversifying asset classes.

How did the Retirement Income Fund perform during the reporting period?

During the period from inception on September 28, 2012 through May 31, 2013, the Retirement Income Fund returned 3.85% to Class I Shares investors. The Fund’s primary benchmark, the S&P Target Date® Retirement Income Index(1), returned 3.98%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Selection overall detracted moderately from the Fund’s relative results, most especially among U.S. large cap equity funds and commodity funds. Within the U.S. large cap equity asset class, one of the larger allocations underperformed relative to the benchmark.

—	A lack of exposure to the mid cap equity asset class, which outperformed the large cap equity asset class, as measured by the S&P 500® Index, also hampered results.

—

Such detractors were largely offset by allocation overall, which contributed positively, albeit modestly, to the Fund’s relative results. A lower allocation to cash than the S&P Target Date® Retirement Income Index particularly helped.

—

Effective selection among fixed income investments also contributed positively to the Fund’s performance, especially an investment in the strongly-performing PNC Bond Fund. U.S. small cap investment selections and selection strength within the real estate investment trust (REIT) asset class added value as well.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Asset Allocation	%

Fixed Income Funds	52.3
Domestic Equity Funds	25.5
Money Market Funds	10.8
International Equity Funds	6.6
Real Estate Fund	3.1
Commodity Funds	1.7
100.0%

P N C    T a r g e t    Date    F u n d s

R E T I R E M E N T    I N C O M E    F U N D    O V E RV I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(2)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (3),(4)	Total Net Fund Operating Expenses (3),(5)
Class I Shares	9/28/12	N/A	N/A	0.00%	3.85%	N/A	N/A	5.68%	0.62%
S&P Target Date® Retirement Income Index		N/A	N/A	N/A	3.98%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® Retirement Income Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets an immediate retirement horizon. The S&P Target Date® Retirement Income Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors nearing or currently in retirement. Investors cannot invest directly in an index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the ExpenseTables and Financial Highlights. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

(4)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(5)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    T a r g e t    D a t e    F u n d s

T A R G E T    2 0 2 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Keith Weigel

Managing Director,

Product Management

Kevin A. McCreadie

President and

Chief Investment Officer

Martin Schulz, J.D.

Managing Director,

International Equity

Douglas J. Roman, CFA,

CMT

Managing Director,

Large Cap Funds

Sean T. Rhoderick, CFA

Senior Portfolio Manager,

Fixed Income

Timothy D. Compan, Jr.,

CFA

Senior Portfolio Manager,

Fixed Income

Mark McGlone

Chief Risk Officer

Aneet Deshpande

Head of Equity Trading

Donald J. Hohman

Director,

Product Management

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

PNC Target 2020 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’s target date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income, and other diversifying asset classes.

How did the Fund perform during the reporting period?

During the period from inception on September 28, 2012 through May 31, 2013, the Target 2020 Fund returned 5.89% to Class I Shares investors. The Fund’s primary benchmark, S&P Target Date® To 2020 Index(1), returned 8.73%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Allocation overall detracted most from the Fund’s relative results. A greater allocation to fixed income and a lesser allocation to equities compared to S&P Target Date® To 2020 Index particularly hurt returns, as U.S. equities rallied during the reporting period, while the broad U.S. fixed income market posted a modest decline. A lack of exposure to the mid cap equity asset class, which outperformed the large cap equity asset class, as measured by the S&P 500® Index, and exposure to the commodity asset class also muted relative returns. S&P Target Date® To 2020 Index does not currently hold an allocation to commodities, and commodities as a whole generated a negative total return during the reporting period.

—

To a lesser extent, selection overall also detracted from the Fund’s relative results, especially among U.S. large cap equity funds and commodity funds. Within the U.S. large cap equity asset class, one of the larger allocations underperformed relative to the benchmark.

—	Such detractors were only partially offset by an overweighted allocation to U.S. small cap equities, which outpaced U.S. large cap equities during the reporting period.

—

Effective selection within the fixed income investments also contributed positively to the Fund’s performance. U.S. small cap and developed international equity fund investment selections and selection strength within the real estate investment trust (REIT) asset class added value as well.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Asset Allocation	%

Fixed Income Funds	40.2
Domestic Equity Funds	34.5
International Equity Funds	12.7
Money Market Funds	5.9
Real Estate Fund	4.4
Commodity Funds	2.3
100.0%

P N C    T a r g e t    D a t e    F u n d s

T A R G E T    2 0 2 0    F U N D    O V E RV I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(2)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (3),(4)	Total Net Fund Operating Expenses (3),(5)
Class I Shares	9/28/12	N/A	N/A	N/A	5.89%	N/A	N/A	5.77%	0.71%
S&P Target Date® To 2020 Index		N/A	N/A	N/A	8.73%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2020 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2020. The S&P Target Date® To 2020 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2020 target retirement horizon. Investors cannot invest directly in an index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the ExpenseTables and Financial Highlights. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

(4)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
(5)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    T a r g e t    D a t e    F u n d s

T A R G E T    2 0 3 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Keith Weigel Managing Director, Product Management

Kevin A. McCreadie President and Chief Investment Officer

Martin Schulz, J.D. Managing Director, International Equity

Douglas J. Roman, CFA, CMT
Managing Director, Large Cap Funds

Sean T. Rhoderick, CFA Senior Portfolio Manager, Fixed Income

Timothy D. Compan, Jr., CFA
Senior Portfolio Manager, Fixed Income

Mark McGlone Chief Risk Officer

Aneet Deshpande Head of Equity Trading

Donald J. Hohman Director, Product Management

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

PNC Target 2030 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’s target date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income, and other diversifying asset classes.

How did the Fund perform during the reporting period?

During the period from inception on September 28, 2012 through May 31, 2013, the Target 2030 Fund returned 8.12% to Class I Shares investors. The Fund’s primary benchmark, S&P Target Date® To 2030 Index(1), returned 11.15%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Selection overall detracted most from the Fund’s relative results, especially among U.S. large cap equity funds and commodity funds. Within the U.S. large cap equity asset class, one of the larger allocations underperformed relative to the benchmark.

—

To a slightly lesser extent, allocation overall also detracted from the Fund’s relative results. A lack of exposure to the mid cap equity asset class, which outperformed the large cap equity asset class, as measured by the S&P 500® Index, and exposure to the commodity asset class particularly hurt returns. S&P Target Date® To 2030 Index does not currently hold an allocation to commodities, and commodities as a whole generated a negative total return during the reporting period.

—

Such detractors were only partially offset by effective selection within the U.S. small cap and developed international equity fund investments and by selection strength within the real estate investment trust (REIT) asset class. Fixed income investment selections added value as well.

—	An overweighted allocation to U.S. small cap equities, which outpaced U.S. large cap equities during the reporting period, also contributed positively to the Fund’s performance.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Asset Allocation	%

Domestic Equity Funds	46.2
Fixed Income Funds	22.1
International Equity Funds	18.7
Commodity Funds	5.4
Money Market Funds	4.2
Real Estate Fund	3.4
100.0%

P N C    Target    Date    F u n d s

T A R G E T    2 0 3 0    F U N D    O V E R V I E W    (U n a u d i t e d)

Average Annual Total Returns as of 05/31/13(2)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (3),(4)	Total Net Fund Operating Expenses (3),(5)
Class I Shares	9/28/12	N/A	N/A	N/A	8.12%	N/A	N/A	5.93%	0.87%
S&P Target Date® To 2030 Index		N/A	N/A	N/A	11.15%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2030 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2030. The S&P Target Date® To 2030 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2030 target retirement horizon. Investors cannot invest directly in an index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the ExpenseTables and Financial Highlights. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

(4)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
(5)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C     T a r g e t     D a t e    F u n d s

T A R G E T    2 0 4 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Keith Weigel Managing Director, Product Management
Kevin A. McCreadie President and Chief Investment Officer
Martin Schulz, J.D. Managing Director, International Equity
Douglas J. Roman, CFA, CMT
Managing Director, Large Cap Funds
Sean T. Rhoderick, CFA Senior Portfolio Manager, Fixed Income
Timothy D. Compan, Jr., CFA
Senior Portfolio Manager, Fixed Income
Mark McGlone Chief Risk Officer
Aneet Deshpande Head of Equity Trading
Donald J. Hohman Director, Product Management

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

PNC Target 2040 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’s target date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income, and other diversifying asset classes.

How did the Fund perform during the reporting period?

During the period from inception on September 28, 2012 through May 31, 2013, the Target 2040 Fund returned 9.74% to Class I Shares investors. The Fund’s primary benchmark, S&P Target Date® To 2040 Index(1), returned 12.59%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Selection overall detracted most from the Fund’s relative results, especially among U.S. large cap equity funds and commodity funds. Within the U.S. large cap equity asset class, one of the larger allocations underperformed relative to the benchmark.

—

To a lesser extent, allocation overall also detracted from the Fund’s relative results. A lack of exposure to the mid cap equity asset class, which outperformed the large cap equity asset class, as measured by the S&P 500® Index, and exposure to the commodity asset class particularly hurt returns. S&P Target Date® To 2040 Index does not currently hold an allocation to commodities, and commodities as a whole generated a negative total return during the reporting period.

—

Such detractors were only partially offset by effective selection within the U.S. small cap and developed international equity fund investments and by selection strength within the real estate investment trust (REIT) asset class. Fixed income investment selections added value, but only modestly.

—	An overweighted allocation to U.S. small cap equities, which outpaced U.S. large cap equities during the reporting period, also contributed positively to the Fund’s performance.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Asset Allocation	%
Domestic Equity Funds	55.6
International Equity Funds	23.3
Fixed Income Funds	9.1
Commodity Funds	4.4
Money Market Fund	4.0
Real Estate Fund	3.6
100.0%

P N C    T a r g e t    F u n d s

T A R G E T    2 0 4 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(2)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (3),(4)	Total Net Fund Operating Expenses (3),(5)
Class I Shares	9/28/12	N/A	N/A	N/A	N/A	9.74%	N/A	N/A	6.02%	0.96%
S&PTargetDate® To2040Index		N/A	N/A	N/A	N/A	12.59%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2040 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2040. The S&P Target Date® To 2040 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2040 target retirement horizon. Investors cannot invest directly in an index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

(4)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.
(5)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    T a r g e t    D a t e    F u n d s

T A R G E T    2 0 5 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Keith Weigel Managing Director, Product Management

Kevin A. McCreadie President and Chief Investment Officer

Martin Schulz, J.D. Managing Director, International Equity

Douglas J. Roman, CFA, CMT
Managing Director, Large Cap Funds

Sean T. Rhoderick, CFA Senior Portfolio Manager, Fixed Income

Timothy D. Compan, Jr., CFA
Senior Portfolio Manager, Fixed Income

Mark McGlone Chief Risk Officer

Aneet Deshpande Head of Equity Trading

Donald J. Hohman Director, Product Management

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

PNC Target 2050 Fund seeks to invest in a portfolio of investments that will provide an appropriate balance between capital appreciation and capital preservation in light of the Fund’starget date, with income as an additional goal as the Fund nears its target retirement date. The Fund intends to achieve its objective by investing in a diversified portfolio of equity, fixed income, and other diversifying asset classes.

How did the Fund perform during the reporting period?

During the period from inception on September 28, 2012 through May 31, 2013, the Target 2050 Fund returned 10.28% to Class I Shares investors. The Fund’s primary benchmark, S&P Target Date® To 2050 Index(1) , returned 13.51%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Selection overall detracted most from the Fund’s relative results, especially among U.S. large cap equity funds and commodity funds. Within the U.S. large cap equity asset class, one of the larger allocations underperformed relative to the benchmark.

—

To a lesser extent, allocation overall also detracted from the Fund’s relative results. A lack of exposure to the mid cap equity asset class, which outperformed the large cap equity asset class, as measured by the S&P 500® Index, and exposure to the commodity asset class particularly hurt returns. S&P Target Date® To 2050 Index does not currently hold an allocation to commodities, and commodities as a whole generated a negative total return during the reporting period.

—

Such detractors were only partially offset by effective selection within the U.S. small cap and developed international equity fund investments and by selection strength within the real estate investment trust (REIT) asset class. Fixed income investment selections added value, but only modestly.

—	An overweighted allocation to U.S. small cap equities, which outpaced U.S. large cap equity during the reporting period, also contributed positively to the Fund’s performance.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Asset Allocation	%

Domestic Equity Funds	59.0
International Equity Funds	23.7
Fixed Income Funds	5.9
Money Market Fund	4.4
Commodity Funds	3.9
Real Estate Fund	3.1
100.0%

P N C    T a r g e t    D a t e    F u n d s

T A R G E T    2 0 5 0    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13 (2)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (3),(4)	Total Net Fund Operating Expenses (3),(5)
Class I Shares	9/28/12	N/A	N/A	N/A	10.28%	N/A	N/A	6.03%	0.97%
S&P Target Date® To 2050 Index		N/A	N/A	N/A	13.51%	N/A	N/A	N/A	N/A

(1)

The S&P Target Date® To 2050 Index seeks to represent investment opportunity generally available in target date funds through an asset allocation which targets a retirement horizon on or around 2050. The S&P Target Date® To 2050 Index is designed to measure the performance of an investable asset allocation strategy that meets the investment objectives of investors with an approximate 2050 target retirement horizon. Investors cannot invest directly in an index. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. The market cap range of the benchmark frequently changes. As a result, the capitalization of companies in which the Fund invests may also change.

(2)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(3)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the ExpenseTables and Financial Highlights. The Fund’s shareholders indirectly bear the operating expenses of the Fund’s underlying investments.

(4)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(5)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    T a r g e t    D a t e    F u n d s

E X P L A N A T I O N    O F    E X P E N S E    T A B L E S    ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the period (December 1, 2012 to May 31, 2013), and may be different from the expense ratio in the Financial Highlights which is for the period October 1, 2012 (commencement of operations) to May 31, 2013.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six month period shown and held for the entire period (December 1, 2012 to May 31, 2013).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

—

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

—

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annual- ized Expense Ratio(1)	Expenses Paid During Period(2)

Retirement Income Fund
Actual
Class I	$1,000.00	$1,037.41	0.11%	$0.56
Hypothetical(3)
Class I	1,000.00	1,024.38	0.11	0.56

Target 2020 Fund
Actual
Class I	$1,000.00	$1,057.85	0.11%	$0.56
Hypothetical(2)
Class I	1,000.00	1,024.38	0.11	0.56

Target 2030 Fund
Actual
Class I	$1,000.00	$1,081.18	0.11%	$0.57
Hypothetical(3)
Class I	1,000.00	1,024.38	0.11	0.56

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annual- ized Expense Ratio(1)	Expenses Paid During Period(2)

Target 2040 Fund
Actual
Class I	$1,000.00	$1,098.48	0.11%	$0.58
Hypothetical(3)
Class I	1,000.00	1,024.38	0.11	0.56

Target 2050 Fund
Actual
Class I	$1,000.00	$1,102.78	0.11%	$0.58
Hypothetical(3)
Class I	1,000.00	1,024.38	0.11	0.56

(1)

The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2012 to May 31, 2013). The operating expenses of each Fund’s underlying investments are not reflected in the tables above.

(2)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(3)	Assumes annual return of 5% before expenses.

P N C T a r g e t D a t e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e P e r i o d E n d e d M a y 3 1, 2 0 1 3

Retirement Income Fund
Class I
2013(1)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(2)(3)	0.10
Capital gain distributions received from affiliate(2)	0.04
Realized and Unrealized Gain (Loss) on Investments	0.24

Total from Investment Operations	0.38

Dividends from Net Investment Income	(0.14)

Total Distributions	(0.14)

Net Asset Value, End of Period	$10.24

Total Return	3.85%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,038
Ratio of Expenses to Average Net Assets(4)	0.11%
Ratio of Net Investment Income to Average Net Assets	1.54%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)(4)	12.55%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(10.90)%
Portfolio Turnover Rate	0%

(1)	Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Per share data calculated using average shares outstanding method.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

P N C T a r g e t D a t e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e P e r i o d E n d e d M a y 3 1, 2 0 1 3

Target 2020 Fund
Class I
2013(1)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(2)(3)	0.12
Capital gain distributions received from affiliate(2)	0.05
Realized and Unrealized Gain (Loss) on Investments	0.41

Total from Investment Operations	0.58

Dividends from Net Investment Income	(0.13)

Total Distributions	(0.13)

Net Asset Value, End of Period	$10.45

Total Return	5.89%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,059
Ratio of Expenses to Average Net Assets(4)	0.11%
Ratio of Net Investment Income to Average Net Assets	1.77%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)(4)	12.47%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(10.59)%
Portfolio Turnover Rate	0%

(1)	Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Per share data calculated using average shares outstanding method.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Target 2030 Fund
Class I
2013(1)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(2)(3)	0.11
Capital gain distributions received from affiliate(2)	0.03
Realized and Unrealized Gain (Loss) on Investments	0.66

Total from Investment Operations	0.80

Dividends from Net Investment Income	(0.11)

Total Distributions	(0.11)

Net Asset Value, End of Period	$10.69

Total Return	8.12%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,205
Ratio of Expenses to Average Net Assets(4)	0.11%
Ratio of Net Investment Income to Average Net Assets	1.55%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)(4)	12.32%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(10.66)%
Portfolio Turnover Rate	0%

(1)	Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Per share data calculated using average shares outstanding method.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

P N C T a r g e t Da t e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e P e r i o d E n d e d M a y 3 1, 2 0 1 3

Target 2040 Fund
Class I
2013(1)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(2)(3)	0.10
Capital gain distributions received from affiliate(2)	0.02
Realized and Unrealized Gain (Loss) on Investments	0.84

Total from Investment Operations	0.96

Dividends from Net Investment Income	(0.09)

Total Distributions	(0.09)

Net Asset Value, End of Period	$10.87

Total Return	9.74%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,097
Ratio of Expenses to Average Net Assets(4)	0.11%
Ratio of Net Investment Income to Average Net Assets	1.42%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)(4)	12.34%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(10.81)%
Portfolio Turnover Rate	0%

(1)	Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Per share data calculated using average shares outstanding method.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Target 2050 Fund
Class I
2013(1)
Net Asset Value, Beginning of Period	$10.00

Net Investment Income(2)(3)	0.10
Capital gain distributions received from affiliate(2)	0.01
Realized and Unrealized Gain (Loss) on Investments	0.91

Total from Investment Operations	1.02

Dividends from Net Investment Income	(0.09)

Total Distributions	(0.09)

Net Asset Value, End of Period	$10.93

Total Return	10.28%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,164
Ratio of Expenses to Average Net Assets(4)	0.11%
Ratio of Net Investment Income to Average Net Assets	1.38%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)(4)	12.00%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(10.51)%
Portfolio Turnover Rate	0%

(1)	Commenced operations on October 1, 2012. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Per share data calculated using average shares outstanding method.
(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

P N C    R e t i r e m e n t    I n c o m e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1,    2 0 1 3

	Number of Shares	Value (000)
MUTUAL FUNDS — 93.2%
Commodity Fund — 0.6%
PIMCO Commodity RealReturn Strategy Fund	951	$6

Domestic Equity Funds — 19.4%
PNC Large Cap Core Equity Fund, Class I Shares†	12,752	163
PNC Small Cap Fund, Class I Shares*†	2,114	38

		201

Fixed Income Funds — 52.9%
Eaton Vance Floating-Rate Fund	1,262	12
PNC Bond Fund, Class I Shares†	21,092	222
PNC High Yield Bond Fund, Class I Shares†	2,839	24
PNC Limited Maturity Bond Fund, Class I Shares†	21,955	223
Vanguard Inflation-Protected Securities Fund	2,477	68

		549

International Equity Funds — 6.2%
PNC International Equity Fund, Class I Shares†	3,077	52
Vanguard Emerging Markets Stock Index Fund	344	13

		65

Money Market Fund — 10.9%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	113,096	113

Real Estate Fund — 3.2%
Vanguard REIT Index Fund	1,245	33
Total Mutual Funds (Cost $950)		967

	Number of Shares	Value (000)
EXCHANGE TRADED FUNDS — 8.0%
Commodity Fund — 1.1%
PowerShares DB Commodity Index Tracking Fund*	467	$12

Domestic Equity Funds — 6.5%
iShares Dow Jones Select Dividend Index Fund†	346	22
SPDR S&P Dividend ETF	344	23
WisdomTree LargeCap Dividend Fund	365	22

		67

International Equity Funds — 0.4%
iShares MSCI EAFE Small Cap Index Fund†	46	2
Vanguard FTSE All World ex-US Small-Cap ETF	20	2

		4
Total Exchange Traded Funds (Cost $77)		83

TOTAL INVESTMENTS — 101.2% (Cost $1,027)**		1,050
Other Assets & Liabilities – (1.2)%		(12)
TOTAL NET ASSETS — 100.0%		$1,038

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $1,027.

Gross unrealized appreciation (000)	$39
Gross unrealized depreciation (000)	(16)

Net unrealized appreciation (000)	$23

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Exchange Traded Funds	$83	$–	$–	$83
Mutual Funds	967	–	–	967

Total Assets - Investments in Securities	$1,050	$–	$–	$1,050

There were no transfers between Level 1 and Level 2 during the period ended May 31, 2013.

See Notes to Financial Statements.

P N C    T a r g e t    2 0 2 0    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1,    2 0 1 3

	Number of Shares	Value (000)
MUTUAL FUNDS — 91.7%
Commodity Fund — 0.7%
PIMCO Commodity RealReturn Strategy Fund	1,331	$8

Domestic Equity Funds — 27.9%
PNC Large Cap Core Equity Fund, Class I Shares†	18,703	240
PNC Small Cap Fund, Class I Shares*†	3,101	55

		295

Fixed Income Funds — 40.6%
Eaton Vance Floating-Rate Fund	2,364	21
PNC Bond Fund, Class I Shares†	21,723	229
PNC High Yield Bond Fund, Class I Shares†	4,135	35
PNC Limited Maturity Bond Fund, Class I Shares†	7,537	77
Vanguard Inflation-Protected Securities Fund	2,477	68

		430

International Equity Funds — 12.1%
PNC International Equity Fund, Class I Shares†	6,154	105
Vanguard Emerging Markets Stock Index Fund	690	23

		128

Money Market Fund — 6.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	63,181	63

Real Estate Fund — 4.4%
Vanguard REIT Index Fund	1,743	47
Total Mutual Funds (Cost $937)		971

	Number of Shares	Value (000)
EXCHANGE TRADED FUNDS — 9.4%
Commodity Fund — 1.6%
PowerShares DB Commodity Index Tracking Fund*	656	$17

Domestic Equity Funds — 7.1%
iShares Dow Jones Select Dividend Index Fund†	381	25
SPDR S&P Dividend ETF	378	26
WisdomTree LargeCap Dividend Fund	401	24

		75

International Equity Funds — 0.7%
iShares MSCI EAFE Small Cap Index Fund†	92	4
Vanguard FTSE All World ex-US Small-Cap ETF	41	4

		8
Total Exchange Traded Funds (Cost $92)		100

TOTAL INVESTMENTS — 101.1% (Cost $1,029)**		1,071

Other Assets & Liabilities – (1.1)%		(12)

TOTAL NET ASSETS — 100.0%		$1,059

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $1,028.

Gross unrealized appreciation (000)	$58
Gross unrealized depreciation (000)	(15)

Net unrealized appreciation (000)	$43

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Exchange Traded Funds	$100	$–	$–	$100
Mutual Funds	971	–	–	971

Total Assets - Investments in Securities	$1,071	$–	$–	$1,071

There were no transfers between Level 1 and Level 2 during the period ended May 31, 2013.

See Notes to Financial Statements.

P N C    T a r g e t    2 0 3 0    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
MUTUAL FUNDS — 87.2%
Commodity Fund — 1.8%
PIMCO Commodity RealReturn Strategy Fund	3,582	$22

Domestic Equity Funds — 38.8%
PNC Large Cap Core Equity Fund, Class I Shares†	30,078	385
PNC Small Cap Fund, Class I Shares*†	4,570	82

		467

Fixed Income Funds — 22.4%
Eaton Vance Floating-Rate Fund	2,362	22
PNC Bond Fund, Class I Shares†	19,172	202
PNC High Yield Bond Fund, Class I Shares†	3,864	33
Vanguard Inflation-Protected Securities Fund	485	13

		270

International Equity Funds — 16.6%
PNC International Equity Fund, Class I Shares†	8,910	153
Vanguard Emerging Markets Stock Index Fund	1,405	47

		200

Money Market Fund — 4.2%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	50,997	51

Real Estate Fund — 3.4%
Vanguard REIT Index Fund	1,526	41
Total Mutual Funds (Cost $995)		1,051

	Number of Shares	Value (000)
EXCHANGE TRADED FUNDS — 13.9%
Commodity Fund — 3.7%
PowerShares DB Commodity Index Tracking Fund*	1,712	$44

Domestic Equity Funds — 7.9%
iShares Dow Jones Select Dividend Index Fund†	491	31
SPDR S&P Dividend ETF	469	32
WisdomTree LargeCap Dividend Fund	527	32

		95

International Equity Funds — 2.3%
iShares MSCI EAFE Small Cap Index Fund†	311	14
Vanguard FTSE All World ex-US Small-Cap ETF	146	14

		28
Total Exchange Traded Funds (Cost $158)		167

TOTAL INVESTMENTS — 101.1% (Cost $1,153)**		1,218

Other Assets & Liabilities – (1.1)%		(13)
TOTAL NET ASSETS — 100.0%		$1,205

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $1,152.

Gross unrealized appreciation (000)	$79
Gross unrealized depreciation (000)	(13)

Net unrealized appreciation (000)	$66

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Exchange Traded Funds	$167	$–	$–	$167
Mutual Funds	1,051	–	–	1,051

Total Assets - Investments in Securities	$1,218	$–	$–	$1,218

There were no transfers between Level 1 and Level 2 during the period ended May 31, 2013.

See Notes to Financial Statements.

P N C    T a r g e t    2 0 4 0    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y     3 1 ,     2 0 1 3

	Number of Shares	Value (000)
MUTUAL FUNDS — 85.8%
Commodity Fund — 1.4%
PIMCO Commodity RealReturn Strategy Fund	2,566	$16

Domestic Equity Funds — 46.6%
PNC Large Cap Core Equity Fund, Class I Shares†	32,160	412
PNC Small Cap Fund, Class I Shares*†	5,553	99

		511

Fixed Income Funds — 9.3%
Eaton Vance Floating-Rate Fund	905	9
PNC Bond Fund, Class I Shares†	7,086	75
PNC High Yield Bond Fund, Class I Shares†	1,526	13
Vanguard Inflation-Protected Securities Fund	177	5

		102

International Equity Funds — 20.8%
PNC International Equity Fund, Class I Shares†	10,507	180
Vanguard Emerging Markets Stock Index Fund	1,439	48

		228

Money Market Fund — 4.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	44,144	44

Real Estate Fund — 3.7%
Vanguard REIT Index Fund	1,494	40
Total Mutual Funds (Cost $866)		941

	Number of Shares	Value (000)
EXCHANGE TRADED FUNDS — 15.4%
Commodity Fund — 3.0%
PowerShares DB Commodity Index Tracking Fund*	1,263	$32

Domestic Equity Funds — 9.7%
iShares Dow Jones Select Dividend Index Fund†	546	35
SPDR S&P Dividend ETF	541	37
WisdomTree LargeCap Dividend Fund	575	35

		107

International Equity Funds — 2.7%
iShares MSCI EAFE Small Cap Index Fund†	348	15
Vanguard FTSE All World ex-US Small-Cap ETF	154	15

		30
Total Exchange Traded Funds (Cost $158)		169

TOTAL INVESTMENTS — 101.2% (Cost $1,024)**		1,110

Other Assets & Liabilities – (1.2)%		(13)
TOTAL NET ASSETS — 100.0%		$1,097

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 1,023.

Gross unrealized appreciation (000)	$96
Gross unrealized depreciation (000)	(9)

Net unrealized appreciation (000)	$87

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Exchange Traded Funds	$169	$–	$–	$169
Mutual Funds	941	–	–	941

Total Assets - Investments in Securities	$1,110	$–	$–	$1,110

There were no transfers between Level 1 and Level 2 during the period ended May 31, 2013.

See Notes to Financial Statements.

P N C    T a r g e t    2 0 5 0    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
MUTUAL FUNDS — 85.4%
Commodity Fund — 1.3%
PIMCO Commodity RealReturn Strategy Fund	2,405	$15

Domestic Equity Funds — 49.3%
PNC Large Cap Core Equity Fund, Class I Shares†	36,241	465
PNC Small Cap Fund, Class I Shares*†	6,087	109

		574

Fixed Income Funds — 6.1%
Eaton Vance Floating-Rate Fund	634	6
PNC Bond Fund, Class I Shares†	4,975	52
PNC High Yield Bond Fund, Class I Shares†	1,063	9
Vanguard Inflation-Protected Securities Fund	124	3

		70

International Equity Funds — 21.1%
PNC International Equity Fund, Class I Shares†	11,308	194
Vanguard Emerging Markets Stock Index Fund	1,564	52

		246

Money Market Fund — 4.4%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	51,635	52

Real Estate Fund — 3.2%
Vanguard REIT Index Fund	1,394	37
Total Mutual Funds (Cost $909)		994

	Number of Shares	Value (000)
EXCHANGE TRADED FUNDS — 15.8%
Commodity Fund — 2.7%
PowerShares DB Commodity Index Tracking Fund*	1,187	$31

Domestic Equity Funds — 10.3%
iShares Dow Jones Select Dividend Index Fund†	613	40
SPDR S&P Dividend ETF	604	41
WisdomTree LargeCap Dividend Fund	654	39

		120

International Equity Funds — 2.8%
iShares MSCI EAFE Small Cap Index Fund†	386	17
Vanguard FTSE All World ex-US Small-Cap ETF	172	16

		33
Total Exchange Traded Funds (Cost $170)		184

TOTAL INVESTMENTS — 101.2% (Cost $1,079)**		1,178

Other Assets & Liabilities – (1.2)%		(14)
TOTAL NET ASSETS — 100.0%		$1,164

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $1,078.

Gross unrealized appreciation (000)	$108
Gross unrealized depreciation (000)	(8)

Net unrealized appreciation (000)	$100

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Exchange Traded Funds	$184	$–	$–	$184
Mutual Funds	994	–	–	994

Total Assets - Investments in Securities	$1,178	$–	$–	$1,178

There were no transfers between Level 1 and Level 2 during the period ended May 31, 2013.

See Notes to Financial Statements.

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P N C    T a r g e t    D a t e    F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y    3 1 ,    2 0 1 3

	Retirement Income Fund	Target 2020 Fund	Target 2030 Fund

ASSETS
Investments in non-affiliates at value	$191	$238	$267
Investments in affiliates at value	859	833	951

Total Investments at value(1)	1,050	1,071	1,218

Receivable from Adviser	5	5	5
Prepaid expenses	6	6	6

Total Assets	1,061	1,082	1,229

LIABILITIES
Administration fees payable	3	3	3
Custodian fees payable	3	3	3
Trustees’ fees payable	3	3	3
Other liabilities	14	14	15

Total Liabilities	23	23	24

TOTAL NET ASSETS	$1,038	$1,059	$1,205

Investments in non-affiliates at cost	$188	$236	$263
Investments in affiliates at cost	839	793	890

(1) Total Investments at cost	$1,027	$1,029	$1,153

NET ASSETS:
Paid-in Capital (Unlimited Authorization — No Par Value)	$1,014	$1,013	$1,137
Undistributed (Distributions in Excess of) Net Investment Income	1	–	1
Accumulated Net Realized Gain (Loss) on Investments	–	4	2
Net Unrealized Appreciation/Depreciation on Investments	23	42	65

Total Net Assets	$1,038	$1,059	$1,205

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$1,038,149	$1,058,623	$1,204,950

Class I shares outstanding	101,411	101,331	112,719

Net Asset Value, Offering and Redemption Price Per Share	$10.24	$10.45	$10.69

See Notes to Financial Statements.

	Target 2040 Fund	Target 2050 Fund

ASSETS
Investments in non-affiliates at value	$237	$240
Investments in affiliates at value	873	938

Total Investments at value(1)	1,110	1,178

Receivable from Adviser	5	5
Prepaid expenses	6	6

Total Assets	1,121	1,189

LIABILITIES
Administration fees payable	3	3
Custodian fees payable	3	3
Trustees’ fees payable	3	3
Other liabilities	15	16

Total Liabilities	24	25

TOTAL NET ASSETS	$1,097	$1,164

Investments in non-affiliates at cost	$230	$232
Investments in affiliates at cost	794	847

(1) Total Investments at cost	$1,024	$1,079

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$1,009	$1,064
Accumulated Net Realized Gain (Loss) on Investments	2	1
Net Unrealized Appreciation/Depreciation on Investments	86	99

Total Net Assets	$1,097	$1,164

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$1,096,979	$1,164,284

Class I shares outstanding	100,954	106,504

Net Asset Value, Offering and Redemption Price Per Share	$10.87	$10.93

See Notes to Financial Statements.

P N C    T a r g e t    D a t e    F u n d s

S T A T E M E N T S    O F    O P E R A T I O N S    ( 0 0 0 )

F o r    t h e    Y e a r    E n d e d    M a y    3 1 ,    2 0 1 3

	Retirement Income Fund*	Target 2020 Fund*
Investment Income:
Dividends from unaffiliated investments	$ 5	$ 6
Dividends from affiliated investments(1)	6	7
Total Investment Income	11	13
Expenses:
Administration fees	23	23
Custodian fees	10	10
Professional fees	30	30
Registration and filing fees	9	9
Trustees’ fees	10	10
Miscellaneous	2	3
Total Expenses	84	85
Less:
Adviser expense reimbursement(1)	(84)	(84)
Net Expenses	–	1
Net Investment Income (Loss)	11	12
Realized and Unrealized Gain (Loss) on Investments
Capital gain distributions received from affiliate	4	5
Net change in unrealized appreciation/depreciation on unaffiliated investments	3	2
Net change in unrealized appreciation/depreciation on affiliated investments	20	40
Net Gain (Loss) on Investments	27	47
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 38	$ 59

*	Commenced operations on October 1, 2012.
(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Target 2030 Fund*	Target 2040 Fund*	Target 2050 Fund*

$ 5	$ 5	$ 4
7	6	7
12	11	11

23	23	23
10	10	10
31	31	32
9	9	9
10	10	10
2	3	3
85	86	87

(84)	(84)	(86)
1	2	1
11	9	10

3	2	1

4	7	8

61	79	91
68	88	100
$ 79	$ 97	$110

See Notes to Financial Statements.

P N C    T a r g e t    D a t e    F u n d s

S T A T E M E N T S    O F    C H A N G E S    I N    N E T    A S S E T S    ( 0 0 0 )

	Retirement Income Fund	Target 2020 Fund	Target 2030 Fund

	For the Period October 1, 2012**- May 31, 2013	For the Period October 1, 2012**- May 31, 2013	For the Period October 1, 2012**- May 31, 2013

Investment Activities:
Net investment income (loss)	$ 11	$ 12	$ 11
Capital gain distributions received from affiliate	4	5	3
Net change in unrealized appreciation/depreciation on investments	23	42	65
Net increase (decrease) in net assets resulting from operations	38	59	79
Dividends to Shareholders:
Dividends from net investment income:
Class I	(14)	(13)	(11)
Total dividends	(14)	(13)	(11)
Share Transactions:
Proceeds from shares issued:
Class I	1,000	1,000	1,126
Reinvestment of dividends and distributions:
Class I	14	13	11
Total proceeds from shares issued and reinvested	1,014	1,013	1,137
Increase (decrease) in net assets from share transactions	1,014	1,013	1,137
Total increase (decrease) in net assets	1,038	1,059	1,205
Net Assets:
Beginning of period	–	–	–
End of period*	$1,038	$1,059	$1,205

*Including undistributed (distributions in excess of) net investment income	$ 1	$ –	$ 1

**Commencement	of Operations

See Notes to Financial Statements.

Target 2040 Fund	Target 2050 Fund

For the Period October 1, 2012**- May 31, 2013	For the Period October 1, 2012**- May 31, 2013

$ 9	$ 10
2	1

86	99

97	110

(9)	(10)
(9)	(10)

1,000	1,055

9	9

1,009	1,064
1,009	1,064
1,097	1,164

–	–
$1,097	$1,164

$ –	$ –

See Notes to Financial Statements.

P N C    E q u i t y    F u n d s

B A L A N C E D    A L L O C A T I O N    F U N D    O V E RV I E W    ( U n a u d i t e d )

Gordon A. Johnson Managing Director, Small/Mid Cap Funds

Andrew D. Harding Managing Director and Chief Investment Officer, Taxable Fixed Income

Ruairi G. O’Neill, CFA Senior Portfolio Manager, Large Cap Funds
Douglas J. Roman, CFA, CMT
Managing Director, Large Cap Funds

Martin Schulz J.D. Managing Director, International Equity

Mark W. Batty, CFA Senior Portfolio Manager, Large Cap Funds

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value will decline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

PNC Balanced Allocation Fund seeks to provide long-term capital appreciation and current income by investing in a diversified portfolio of common stocks, fixed income securities and cash equivalents with varying asset allocations.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Balanced Allocation Fund returned 14.18% to Class C Shares investors(1) and 16.43% to Class I Shares investors. The Fund’s primary benchmark, the S&P 500® Index(2) , returned 27.28%, while the secondary benchmark, a 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index(3) blend(4) , returned 16.13%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Underperformance of large-cap growth U.S. equities, as measured by the Russell 1000® Growth Index(5) , and emerging market equities, as measured by the MSCI EM Index(6) , relative to the Fund’s primary equity-based S&P 500® Index benchmark was the greatest detractor from the Fund’s relative results during the reporting period. To a lesser extent, exposure to cash and fixed income also hurt returns, as the U.S. equity market rallied strongly during the reporting period, significantly outpacing both the Citigroup 3-Month T-Bill Index(7) and Barclays U.S. Aggregate Bond Index.

—

Allocations to smaller-cap U.S. equities, large-cap value U.S. equities and developed market international equities contributed positively, as the Russell 2000® Index(8) , Russell 1000® Value Index(9) and MSCI EAFE® Index(10) , respectively, broadly outpaced the S&P 500® Index.

—

Similarly, the Fund underperformed its secondary benchmark primarily as a result of strategic and tactical asset allocation. The Fund’s shift from an overweighted allocation to equities to a neutral exposure in August 2012 dampened results, as the equity market subsequently continued to rally. The Fund’s exposure to cash also hampered relative results, as the Citigroup 3-Month T-Bill Index underperformed the Barclays U.S. Aggregate Bond Index during the reporting period. On the positive side, an underweighted allocation to fixed income relative to the blended benchmark proved prudent.

—

Selection effect, i.e. the value added — or not — by the managers of the Fund’s underlying investment styles, contributed positively overall to the Fund’s results relative to its secondary benchmark during the reporting period. As measured by selection effect, large-cap value U.S. equity, small-cap U.S. equity and international equity each boosted Fund results, outperforming the Russell 1000® Value Index, Russell 2000® Index and MSCI EAFE® Index, respectively. Also adding value was fixed income core plus allocation, which outperformed the Barclays U.S. Aggregate Bond Index.

—

Only partially offsetting these positive selection contributors was large-cap growth U.S. equity and emerging market equity, which underperformed the Russell 1000® Growth Index and MSCI EM Index, respectively.

P N C    E q u i t y    F u n d s

B A L A N C E D    A L L O C A T I O N    F U N D    O V E R V I E W    ( U n a u d i t e d )

—

As of May 31, 2013, the Fund was allocated approximately 60% to equities. Within the Fund’s equity allocation, the Fund was allocated approximately 34% to large cap, 8% to small cap, 14% to international and 4% to emerging markets. On the same date, the Fund was allocated approximately 34% to fixed income and approximately 6% to cash.

Portfolio Holdings

Asset Allocation

Equity Securities	61.0%
Fixed Income Securities	33.4
Cash	5.6
100.0%

The table on the right presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Holdings Summary

Common Stocks	39.3%
Corporate Bonds	13.0
Exchange Traded Funds	12.8
U.S. Treasury Obligations	12.8
Foreign Common Stocks	8.8
U.S. Government Agency Mortgage-Backed Obligations	6.3
Money Market Fund	5.6
Commercial Mortgage-Backed Security	0.8
Asset Backed Securities	0.4
Foreign Equity Certificates	0.1
Trasportation Revenue Bond	0.1
Collateralized Mortgage Obligation	0.0
100.0%

P N C     E q u i t y    F u n d s

B A L A N C E D    A L L O C A T I O N    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(12)
	Date of Inception	1 Year	3 Years	5 years	10 years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (13),(14)	Total Net Fund Operating Expenses (13),(15)
Class I Shares	7/10/98	16.43%	11.58%	3.78%	6.28%	4.69%	N/A	N/A	1.16%	1.04%
Class A Shares	7/31/98	10.46%	9.48%	2.50%	5.49%	4.10%	4.75%	N/A	1.45%	1.33%
Class C Shares	4/20/00	14.18%	10.43%	2.72%	5.22%	3.65%	N/A	1.00%	2.16%	2.04%
60/40 Hybrid of the S&P 500® Index/Barclays U.S. Aggregate Bond Index		16.13%	12.12%	5.91%	6.69%	5.24%	N/A	N/A	N/A	N/A
Barclays U.S. Aggregate Bond Index		0.91%	4.59%	5.50%	4.66%	5.66%	N/A	N/A	N/A	N/A
S&P 500® Index		27.28%	16.87%	5.43%	7.58%	4.36%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(3)

The Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

(4)	The 60/40 Hybrid of S&P 500® Index and Barclays U.S. Aggregate Bond Index is a blend of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index, as calculated by the Adviser.

(5)	The Russell 1000® Growth Index, an unmanaged index of 1,000 of the largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment.

(6)	The MSCI Emerging Markets Index (“MSCI EM”) is calculated with dividends reinvested. The index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

(7)	The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills.

(8)	The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment.

(9)	The Russell 1000® Value Index, an unmanaged index of 1,000 of the largest U.S. companies with lower price-to-book ratios and lower forecasted growth values, is not available for direct investment.

(10)	The MSCI Europe, Australasia, Far East Index (“MSCI EAFE®”), an unmanaged index comprised of more than 1,000 equity securities of foreign companies, is not available for direct investment.

P N C    E q u i t y    F u n d s

B A L A N C E D    A L L O C A T I O N    F U N D    O V E R V I E W    ( U n a u d i t e d )

(11)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(12)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(13)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(14)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(15)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    E q u i t y    F u n d s

I N T E R N A T I O N A L    E Q U I T Y    F U N D    O V E R V I E W    ( U n a u d i t e d )

Martin C. Schulz, J.D. Managing Director, International Equity

International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities.

PNC International Equity Fund seeks to provide long-term capital appreciation by investing in a portfolio of equity securities that are tied economically to a number of countries throughout the world, typically three or more.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the International Equity Fund returned 30.62% to Class C Shares investors (1) and 32.92% to Class I Shares investors. The Fund’s benchmark, the MSCI EAFE® Index (2) , returned 31.62%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Effective individual security selection and top-down country allocation decisions within the Fund were the greatest contributors to its relative results during the reporting period. Sector allocation decisions detracted slightly from performance.

—

Security selection was most effective within the consumer discretionary sector. Individual security selection within the information technology, materials, industrials, telecommunication services and utilities sectors added value as well. Having an overweighted allocation to consumer discretionary, which outpaced the MSCI EAFE® Index, and underweighted exposures to utilities, telecommunication services and energy, which each lagged the MSCI EAFE® Index, also boosted Fund results.

—

Only partially offsetting these positive factors was the detracting effect of weaker stock selection in the financials, health care and energy sectors. Having an underweighted allocation to financials, which was the best performing sector in the MSCI EAFE® Index, also hampered results. To a more modest degree, having overweighted exposures to materials and information technology, which each lagged the MSCI EAFE® Index, hurt returns as well.

—

From a country perspective, individual security selection was most effective within the United Kingdom, followed by Ireland, Norway, Germany, Italy and Sweden. Having underweighted allocations to Japan and Australia, which each lagged the MSCI EAFE® Index, and overweighted positions in Germany and Finland, which each outpaced the MSCI EAFE® , also contributed positively to the Fund’s performance.

—

Conversely, weaker stock selection in Japan, Hong Kong and Switzerland detracted from Fund results. Also hurting Fund performance were overweighted positions in Ireland and Israel, which each lagged the MSCI EAFE® Index, and an underweighted position in Spain, which outpaced the MSCI EAFE® Index. Having exposure to South Africa, which is not a component of the MSCI EAFE® Index, further detracted.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

United Kingdom	19.5
Japan	14.9
Germany	12.1
Switzerland	6.9
France	5.8
Sweden	5.2
China	4.1
Finland	3.2
Twenty-two other countries	23.3
Money Market Fund	5.0
100.0%

P N C    E q u i t y    F u n d s

I N T E R N A T I O N A L    E Q U I T Y    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	8/1/97	32.92%	13.30%	0.37%	9.25%	4.88%	N/A	N/A	1.24%	1.24%
Class A Shares	8/1/97	25.24%	10.91%	-1.02%	8.35%	4.22%	5.50%	N/A	1.54%	1.54%
Class C Shares	1/5/00	30.62%	12.18%	-0.61%	8.20%	3.89%	N/A	1.00%	2.24%	2.24%
MSCI EAFE® Index		31.62%	10.92%	-1.60%	8.32%	3.96%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The MSCI Europe, Australasia, Far East Index (“MSCI EAFE®”), an unmanaged index comprised of more than 1,000 equity securities of foreign companies, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    E q u i t y    F u n d s

L A R G E    C A P    C O R E    E Q U I T Y    F U N D    O V E R V I E W    ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds

PNC Large Cap Core Equity Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of domestic large cap companies.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Large Cap Core Equity Fund returned 18.00% to Class C Shares investors(1) and 20.21% to Class I Shares investors. The Fund’s benchmark, the S&P 500® Index(2) , returned 27.28%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Stock selection detracted most from the Fund’s performance relative to the S&P 500® Index during the reporting period. Sector allocation detracted only modestly from performance, with most of the negative attribution due to a position in cash during a period when the S&P 500® Index surged.

—

Individual security selection within the energy, health care, financials, consumer discretionary, industrials, information technology, consumer staples and telecommunication services sectors detracted from the Fund’s relative results.

—	Partially offsetting these detractors was individual stock selection in the materials and utilities sectors, which contributed positively to the Fund’s results during the reporting period.

—	The biggest positive individual contributors to returns included medical equipment manufacturer ResMed, home improvement retailer Home Depot and diversified financials institution JPMorgan Chase.

—

The biggest individual detractors from relative performance included discount variety retailer Dollar Tree, diversified financials institution Bank of America and natural food supermarket chain operator Whole Foods Market.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

Financials	17.2
Information Technology	17.2
Consumer Discretionary	13.1
Healthcare	11.5
Consumer Staples	11.2
Industrials	10.5
Energy	9.0
Materials	4.1
Utilities	2.9
Telecommunication Services	2.0
Exchange Traded Fund	1.1
Money Market Fund	0.2
100.0%

P N C    E q u i t y    F u n d s

L A R G E    C A P    C O R E    E Q U I T Y    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	8/1/97	20.21%	15.48%	3.03%	5.74%	4.98%	N/A	N/A	1.26%	0.94%
Class A Shares	8/1/97	13.28%	13.04%	1.45%	4.80%	4.29%	5.50%	N/A	1.54%	1.22%
Class C Shares	1/20/00	18.00%	14.36%	1.86%	4.63%	3.93%	N/A	1.00%	2.26%	1.94%
S&P 500® Index		27.28%	16.87%	5.43%	7.58%	5.34%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    E q u i t y    F u n d s

L A R G E    C A P    G R O W T H    F U N D    O V E R V I E W    ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds

PNC Large Cap Growth Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of growth oriented domestic large cap equity securities.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Large Cap Growth Fund returned 16.83% to Class C Shares investors(1) and 18.96% to Class I Shares investors. The Fund’s benchmark, the Russell 1000® Growth Index(2) , returned 22.55%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Stock selection detracted most from the Fund’s performance relative to the Russell 1000® Growth Index during the reporting period. Sector allocation detracted only modestly from performance, with most of the negative attribution due to a position in cash during a period when the Russell 1000® Growth Index surged.

—	Individual security selection within the consumer discretionary, consumer staples, industrials, financials, energy and health care sectors detracted most from the Fund’s relative returns.

—	These detractors were partially offset by the positive contribution made by individual stock selection in the materials and information technology sectors.

—

The biggest positive individual contributors to returns included an underweighted position in personal computing and mobile communication devices manufacturer Apple and overweighted positions in biopharmaceutical company Celgene and diversified chemicals company Eastman Chemical.

—

Among the biggest individual detractors from performance were data integration software and services provider Informatica, beverage company Monster Beverage and restaurant owner and operator Chipotle Mexican Grill.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

Information Technology	27.7
Consumer Discretionary	18.1
Industrials	13.7
Consumer Staples	12.6
Healthcare	12.3
Financials	5.7
Materials	4.1
Energy	3.0
Money Market Fund	1.9
Telecommunication Services	0.9
100.0%

P N C    E q u i t y    F u n d s

L A R G E    C A P    G R O W T H    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	12/20/89	18.96%	15.81%	2.55%	4.63%	7.03%	N/A	N/A	1.09%	0.98%
Class A Shares	4/15/91	12.13%	13.37%	1.12%	3.77%	6.49%	5.50%	N/A	1.39%	1.28%
Class C Shares	1/27/00	16.83%	14.68%	1.54%	3.63%	6.16%	N/A	1.00%	2.09%	1.98%
Russell 1000® Growth Index		22.55%	17.20%	6.28%	7.75%	8.43%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Growth Index, an unmanaged index of 1,000 of the largest U.S. companies with higher price-to-book ratios and higher forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    E q u i t y    F u n d s

L A R G E    C A P    V A L U E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Douglas J. Roman, CFA, CMT Managing Director, Large Cap Funds

PNC Large Cap Value Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of value oriented domestic equity securities of large cap companies.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Large Cap Value Fund returned 24.13% to Class C Shares investors(1) and 26.31% to Class I Shares investors. The Fund’s benchmark, the Russell 1000® Value Index(2) , returned 32.71%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	Individual security selection detracted most from the Fund’s relative performance during the annual period. Sector allocation also detracted from performance, albeit more modestly.

—

Security selection in the energy, utilities, consumer discretionary and health care sectors detracted from the Fund’s results. Having an underweighted allocation to financials, the second-best performing sector in the Russell 1000® Value Index during the annual period, also hurt. Further detracting from the Fund’s performance was an allocation to cash during an annual period when the Russell 1000® Value Index advanced strongly.

—

Buoying the Fund’s relative results were effective stock selection in the financials and industrials sectors and having an underweighted exposure to utilities, which was the weakest sector in the Russell 1000® Value Index during the annual period.

—

The most significant individual contributors to performance included fire and emergency apparatus and truck manufacturer Oshkosh, financial services firm Lazard and communications equipment manufacturer Cisco Systems.

—	The biggest individual detractors included software giant Microsoft, oil and gas exploration and production company Apache and integrated utilities company Exelon.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Portfolio Holdings

Financials	28.7
Energy	14.1
Healthcare	11.2
Industrials	10.3
Consumer Discretionary	9.5
Consumer Staples	7.9
Information Technology	7.0
Utilities	4.7
Materials	4.3
Telecommunication Services	2.2
Exchange Traded Fund	0.1
Money Market Fund	0.0
100.0%

P N C    E q u i t y    F u n d s

L A R G E    C A P    V A L U E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	7/1/94	26.31%	15.07%	2.50%	7.09%	7.89%	N/A	N/A	0.99%	0.99%
Class A Shares	8/22/94	19.00%	12.64%	1.06%	6.21%	7.27%	5.50%	N/A	1.29%	1.29%
Class C Shares	1/27/00	24.13%	13.94%	1.48%	6.05%	6.85%	N/A	1.00%	1.99%	1.99%
Russell 1000® Value Index		32.71%	16.59%	4.73%	8.02%	9.74%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 1000® Value Index, an unmanaged index of 1,000 of the largest U.S. companies with lower price-to-book ratios and lower forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    E q u i t y    F u n d s

M I D    C A P    V A L U E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Gordon A. Johnson Managing Director, Mid Cap Value Investments in mid-sized companies present greater risk of loss than investments in large companies.

Note: Effective the end of business June 28, 2013 the name of PNC Mid Cap Value Fund changed to PNC Mid Cap Fund and the primary benchmark for PNC Mid Cap Fund changed from the Russell Midcap Value Index to the Russell Midcap Index.

PNC Mid Cap Value Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of value oriented domestic equity securities of mid cap companies.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Mid Cap Value Fund returned 26.27% to Class C Shares investors(1) and 28.51% to Class I Shares investors. The Fund’s benchmark, the Russell MidCap® Value Index(2) , returned 33.91%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	Security selection overall contributed positively to the Fund’s results, while sector allocation decisions as a whole detracted from performance.

—

Security selection proved particularly effective during the reporting period in the consumer discretionary sector. Security selection in the consumer staples and financials sectors also added value. Having an overweighted allocation to industrials, which outpaced the Russell MidCap® Value Index, and an underweighted exposure to information technology, which lagged the Russell MidCap® Value Index during the reporting period, helped as well.

—

Detracting most from the Fund’s relative results was security selection within the information technology sector. Security selection within the industrials, utilities, materials and health care sectors also hurt. Hampering results most from an allocation perspective was having a weighting in cash during an annual period when the Russell MidCap® Value Index surged. Having an overweighted position in consumer staples, which modestly lagged the Russell MidCap® Value Index during the reporting period, further muted the Fund’s results.

—

The most significant individual contributors to performance included fire and emergency apparatus and truck manufacturer Oshkosh, automotive parts supplier American Axle & Manufacturing Holdings and oil and gas services provider Oil States International.

—

The biggest individual detractors from returns included aerospace and defense parts manufacturer Spirit AeroSystems Holdings, global money transfer services company Western Union and integrated utility PG&E.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Portfolio Holdings

Financials	32.4
Industrials	21.4
Consumer Discretionary	17.8
Energy	14.0
Information Technology	6.7
Healthcare	2.9
Money Market Fund	2.6
Consumer Staples	2.2
100.0%

P N C    E q u i t y    F u n d s

M I D    C A P    V A L U E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	7/1/02	28.51%	13.69%	3.80%	9.38%	8.69%	N/A	N/A	1.23%	1.23%
Class A Shares	7/1/02	21.10%	11.33%	2.40%	8.50%	7.83%	5.50%	N/A	1.53%	1.53%
Class C Shares	6/2/03	26.27%	12.57%	2.79%	N/A	7.63%	N/A	1.00%	2.23%	2.23%
Russell Midcap® Value Index		33.91%	17.50%	7.11%	11.13%	10.01%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell Midcap® Value Index, an unmanaged index comprised of securities that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    E q u i t y    F u n d s

M U L T I - F A C T O R    S M A L L    C A P    C O R E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD Managing Director, Structured Equity Investments in small companies present greater risk of loss than investments in large companies.

PNC Multi-Factor Small Cap Core Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of small cap equity securities that possess both value and growth characteristics.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Multi-Factor Small Cap Core Fund returned 34.32% to Class A Shares investors(1) and 42.43% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Index(2) , returned 31.07%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Unlike the risk-off environment in 2008, where one factor was the common driver of returns, this annual period generally proved advantageous, on a relative basis, for the PNC quantitatively- based, multi-factor approach, as we saw several groups of factors with predictive capabilities. Still, it was a challenging annual period, as the PNC multi-factor approach generally drives us to select names with reasonable valuations, improving fundamentals and investor interest, as well as price momentum. The PNC Multi-Factor Funds hold names showing return on equity; we do not normally invest in non-earners or very high beta names, that is, those with greater volatility than the U.S. small-cap equity market overall. With lower correlation among factors and lower volatility relative to history during this annual period overall, the PNC Multi-Factor Funds enjoyed the benefits of rising tides and positive alpha in all three of our multi-factor models — quality, momentum and value.

—

Individual security selection contributed most positively to the Fund’s performance relative to the Russell 2000® Index during the reporting period. Sector allocation decisions had a rather neutral impact on Fund results.

—

Security selection within the financials, information technology, consumer staples and industrials sectors was particularly strong. Security selection within the materials, health care, telecommunication services and utilities sectors also proved effective. There were no significant detractors from a security selection perspective during the reporting period.

—

The biggest individual contributors to performance included mortgage finance company Ocwen Financial, financial and advisory consulting firm Virtus Investment Partners and outsourced employment solutions provider Barrett Business Services.

—

The greatest individual detractors from performance included candle and home fragrance products manufacturer Blyth, geophysical services provider TGC Industries, automated teller machine network operator Cardtronics and managed care services provider Wellcare Health Plans.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

Financials	18.3
Industrials	16.9
Information Technology	15.6
Consumer Discretionary	14.0
Healthcare	11.8
Materials	6.1
Money Market Fund	5.7
Consumer Staples	3.9
Energy	3.5
Utilities	2.2
Exchange Traded Fund	1.5
Telecommunication Services	0.5
100.0%

P N C    E q u i t y    F u n d s

M U L T I - F A C T O R    S M A L L    C A P    C O R E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	9/30/05	42.43%	21.33%	7.77%	6.60%	N/A	N/A	1.42%	0.95%
Class A Shares	9/30/05	34.32%	18.78%	6.28%	5.56%	5.50%	N/A	1.70%	1.23%
Russell 2000® Index		31.07%	15.72%	7.15%	6.62%	N/A	N/A	N/A	N/A

(1)	Performance of Class A Shares assumes the deduction of the maximum sales charge.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class A Shares only. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    E q u i t y    F u n d s

M U L T I - F A C T O R    S M A L L    C A P    G R O W T H    F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD Managing Director, Structured Equity Investments in small companies present greater risk of loss than investments in large companies.

PNC Multi-Factor Small Cap Growth Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of growth-oriented small cap equity securities.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Multi-Factor Small Cap Growth Fund returned 31.39% to Class C Shares investors(1) and 33.76% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Growth Index(2) , returned 30.86%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Unlike the risk-off environment in 2008, where one factor was the common driver of returns, this annual period generally proved advantageous, on a relative basis, for the PNC quantitatively- based, multi-factor approach, as we saw several groups of factors with predictive capabilities. Still, it was a challenging annual period, as the PNC multi-factor approach generally drives us to select names with reasonable valuations, improving fundamentals and investor interest, as well as price momentum. The PNC Multi-Factor Funds hold names showing return on equity; we do not normally invest in non-earners or very high beta names, that is, those with greater volatility than the U.S. small-cap equity market overall. With lower correlation among factors and lower volatility relative to history during this annual period overall, the PNC Multi-Factor Funds enjoyed the benefits of rising tides and positive alpha in all three of our multi-factor models — quality, momentum and value.

—	Both security selection and sector allocation decisions contributed positively to the Fund’s relative results during the annual period.

—

Security selection within industrials, financials and energy helped most. Having an overweighted allocation to industrials, which outpaced the Russell 2000® Growth Index during the annual period, also added value.

—

Partially offsetting these positives was weaker security selection within the information technology, consumer discretionary, materials, health care and consumer staples sectors. There were no significant detractors from a sector allocation perspective during the annual period.

—

Top individual contributors to performance included Virtus Investment Partners, a financial advisory and consulting firm; Saia, a trucking transportation services company; and AMERCO, the holding company for U-Haul International, Amerco Real Estate Company, RepublicWestern Insurance Company and Oxford Life Insurance Company.

—

The biggest individual detractors included Genomic Health, a life sciences company; Coinstar, a DVD and video game rentals and coin-counting self-service kiosk business operator; and Sanchez Energy, an oil and gas exploration and production company.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

Information Technology	22.1
Industrials	19.7
Healthcare	18.6
Consumer Discretionary	15.2
Financials	7.7
Materials	6.9
Energy	5.6
Consumer Staples	3.1
Exchange Traded Fund	0.6
Money Market Fund	0.5
100.0%

P N C    E q u i t y    F u n d s

M U L T I - F A C T O R    S M A L L    C A P    G R O W T H    F U N D    O V E R V I E W    ( U n a u d i t e d)

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Year	5 Year	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (6),(7)
Class I Shares	9/30/05	33.76%	20.65%	6.76%	6.42%	N/A	N/A	1.93%	0.95%
Class A Shares	9/30/05	26.02%	18.10%	5.30%	5.39%	5.50%	N/A	2.21%	1.23%
Class C Shares	9/30/05	31.39%	19.46%	6.10%	6.07%	N/A	1.00%	2.93%	1.95%
Russell 2000® Growth Index		30.86%	17.46%	7.69%	7.40%	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Growth Index, an unmanaged index of 20,000 small company stocks that have higher than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund. since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    E q u i t y    F u n d s

M U L T I - F A C T O R    S M A L L    C A P    V A L U E     F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD Managing Director, Structured Equity

Investments in small companies present greater risk of loss than investments in large companies.

PNC Multi-Factor Small Cap Value Fund seeks long-term capital appreciation by investing primarily in stocks of small cap companies that are believed to be conservatively valued.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Multi-Factor Small Cap Value Fund returned 30.91% to Class C Shares investors(1) and 33.33% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Value Index(2) , returned 31.31%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Unlike the risk-off environment in 2008, where one factor was the common driver of returns, this annual period generally proved advantageous, on a relative basis, for the PNC quantitatively-based, multi-factor approach, as we saw several groups of factors with predictive capabilities. Still, it was a challenging annual period, as the PNC multi-factor approach generally drives us to select names with reasonable valuations, improving fundamentals and investor interest, as well as price momentum. The PNC Multi-Factor Funds hold names showing return on equity; we do not normally invest in non-earners or very high beta names, that is, those with greater volatility than the U.S. small-cap equity market overall. With lower correlation among factors and lower volatility relative to history during this annual period overall, the PNC Multi-Factor Funds enjoyed the benefits of rising tides and positive alpha in all three of our multi-factor models — quality, momentum and value.

—	Security selection decisions contributed most positively to the Fund’s relative results during the annual period. Sector allocation decisions proved to have a rather neutral impact on performance.

—	Security selection proved most effective within the industrials sector. To a more modest degree, individual security selection in the health care, energy and materials sectors also added value.

—	Detracting from results was security selection within the information technology and consumer discretionary sectors.

—

Individual stocks having a positive impact on performance included steel producer Worthington Industries, equipment rental company United Rentals and logistics services provider and engineered products manufacturer Park-Ohio Holdings.

—

The biggest individual detractors included oil and gas services provider BP Prudhoe Bay Royalty Trust, integrated circuit manufacturer Cirrus Logic and automated teller machine network operator Cardtronics.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

Financials	39.6
Information Technology	13.5
Consumer Discretionary	12.0
Industrials	10.6
Energy	6.0
Healthcare	5.4
Utilities	5.2
Materials	4.7
Telecommunication Services	1.5
Consumer Staples	1.2
Money Market Fund	0.3
100.0%

P N C    E q u i t y    F u n d s

M U L T I - F A C T O R    S M A L L    C A P    V A L U E    F U N D    O V E R V I E W     ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	7/26/94	33.33%	15.83%	5.48%	6.66%	10.09%	N/A	N/A	1.81%	1.27%
Class A Shares	8/15/94	25.48%	13.42%	4.03%	5.79%	9.44%	5.50%	N/A	2.10%	1.56%
Class C Shares	1/27/00	30.91%	14.67%	4.43%	5.62%	9.03%	N/A	1.00%	2.81%	2.27%
Russell 2000® Value Index		31.31%	13.97%	6.51%	9.53%	10.48%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Value Index, an unmanaged index of companies that have lower than average price-to-book ratios and forecasted growth values, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    E q u i t y    F u n d s

S & P    5 0 0    I N D E X    F U N D    O V E R V I E W    ( U n a u d i t e d )

Hitesh C. Patel, PhD Managing Director, Structured Equity

PNC S&P 500 Index Fund seeks to approximate, before fund expenses, the investment results of the S&P® 500 Index.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the S&P 500® Index Fund returned 24.66% to Class C Shares investors(1) and 26.78% to Class I Shares investors. The Fund’s benchmark, the S&P 500® Index(2) , returned 27.28%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	All ten sectors within the S&P 500® Index generated solid gains during the annual period, with nine of the ten posting double-digit returns.

—

The best performing sectors within the S&P 500® Index were financials, health care and consumer discretionary. Utilities, information technology and telecommunication services were comparatively weak, lagging the Index on a relative basis.

—

On an absolute basis, the best performing individual stocks within the S&P 500® Index were solar module manufacturer First Solar, TV and movie Internet subscription service provider Netflix and wireless and wireline telecommunication services company Sprint Nextel, each of which generated a triple-digit total return during the annual period.

—

The worst performing individual stocks within the S&P 500® Index on an absolute basis were diversified mining company Cliffs Natural Resources, educational services company Apollo Group and coal producer Alpha Natural Resources, each of which experienced double-digit declines during the annual period.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

Information Technology	17.7
Financials	16.0
Healthcare	12.2
Consumer Discretionary	11.5
Consumer Staples	10.3
Energy	10.2
Industrials	9.7
Materials	3.2
Utilities	3.1
Telecommunication Services	2.7
Exchange Traded Fund	2.2
Money Market Fund	1.2
100.0%

P N C    E q u i t y    F u n d s

S & P    5 0 0    I N D E X    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	7/10/98	26.78%	16.53%	5.21%	7.30%	3.96%	N/A	N/A	0.35%	0.35%
Class A Shares	10/15/98	23.30%	15.23%	4.37%	6.74%	3.50%	2.50%	N/A	0.60%	0.60%
Class C Shares	1/17/00	24.66%	15.37%	4.15%	6.23%	2.91%	N/A	1.00%	1.35%	1.35%
S&P 500® Index		27.28%	16.87%	5.43%	7.58%	4.36%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P 500® Index, a widely used, unmanaged index of 500 common stocks, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    E q u i t y    F u n d s

S M A L L    C A P    F U N D    O V E R V I E W    ( U n a u d i t e d )

Gordon A. Johnson Managing Director, Small Cap

Investments in small capitalization companies present greater risk of loss than investments in large companies.

PNC Small Cap Fund seeks to provide long-term capital appreciation by primarily investing in stocks of U.S. small cap companies.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Small Cap Fund returned 35.44% to Class C Shares investors(1) and 37.88% to Class I Shares investors. The Fund’s benchmark, the Russell 2000® Index(2) , returned 31.07%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	Security selection proved particularly effective within the Fund during the annual period. Sector allocation decisions also contributed positively to performance, albeit more modestly.

—

Individual security selection in the financials sector helped returns most during the annual period. Security selection in the health care, materials and industrials sectors added value as well. Having an overweighted allocation to the consumer discretionary sector, which outpaced the Russell 2000® Index, and an underweighted exposure to health care, which lagged the Russell 2000® Index, was also beneficial to the Fund’s relative results.

—

Partially offsetting these positives was the detracting effect of security selection in the information technology, energy and consumer discretionary sectors. Having an allocation to cash during a period when the Russell 2000® Index surged also hurt the Fund’s relative results.

—

The most significant individual contributors to performance included financial advisory and consulting firmVirtus Investment Partners, outsourced receivables management provider Portfolio Recovery Associates and automotive parts supplier American Axle & Manufacturing.

—

The biggest individual detractors included surplus assets and wholesale goods e-commerce retailer Liquidity Services, medical monitoring and anesthesia systems producer OSI Systems and oil and gas exploration and production company Contango Oil & Gas.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

Financials	28.8
Industrials	20.5
Consumer Discretionary	19.6
Information Technology	12.1
Healthcare	7.9
Energy	4.6
Consumer Staples	2.6
Money Market Fund	2.6
Materials	1.3
100.0%

P N C     E q u i t y    F u n d s

S M A L L    C A P    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	4/2/04	37.88%	21.97%	9.28%	7.91%	N/A	N/A	1.26%	0.99%
Class A Shares	4/2/04	29.90%	19.35%	7.76%	6.96%	5.50%	N/A	1.56%	1.29%
Class C Shares	4/2/04	35.44%	20.73%	8.20%	6.88%	N/A	1.00%	2.26%	1.99%
Russell 2000® Index		31.07%	15.72%	7.15%	7.14%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Russell 2000® Index, an unmanaged index of companies widely representative of small capitalization companies based on market capitalization, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund since its date of inception. The graph shows performance of Class I and Class C Shares only. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    E q u i t y    F u n d s

E X P L A N A T I O N    O F    E X P E N S E    T A B L E S    ( U n a u d i t e d )

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the period (December 1, 2012 to May 31, 2013), and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2013.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six month period shown and held for the entire period (December 1, 2012 to May 31, 2013).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

—

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

—

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annual- ized Expense Ratio	Expenses Paid During Period(1)

Balanced Allocation Fund
Actual
Class I	$1,000.00	$1,082.81	1.00%	$ 5.19
Class A	1,000.00	1,079.93	1.29	6.69
Class C	1,000.00	1,077.01	2.00	10.36
Hypothetical(2)
Class I	1,000.00	1,019.95	1.00	5.04
Class A	1,000.00	1,018.50	1.29	6.49
Class C	1,000.00	1,014.96	2.00	10.05

International Equity Fund
Actual
Class I	$1,000.00	$1,132.93	1.20%	$ 6.37
Class A	1,000.00	1,131.35	1.50	7.95
Class C	1,000.00	1,127.93	2.20	11.66
Hypothetical(2)
Class I	1,000.00	1,018.96	1.20	6.03
Class A	1,000.00	1,017.47	1.50	7.53
Class C	1,000.00	1,013.98	2.20	11.03

Large Cap Core Equity Fund
Actual
Class I	$1,000.00	$1,108.58	0.94%	$ 4.94
Class A	1,000.00	1,107.57	1.22	6.41
Class C	1,000.00	1,102.77	1.95	10.20
Hypothetical(2)
Class I	1,000.00	1,020.24	0.94	4.73
Class A	1,000.00	1,018.85	1.22	6.14
Class C	1,000.00	1,015.23	1.95	9.77

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annual- ized Expense Ratio	Expenses Paid During Period(1)

Large Cap Growth Fund
Actual
Class I	$1,000.00	$1,119.12	0.98%	$ 5.18
Class A	1,000.00	1,117.58	1.28	6.76
Class C	1,000.00	1,113.74	1.98	10.44
Hypothetical(2)
Class I	1,000.00	1,020.04	0.98	4.94
Class A	1,000.00	1,018.55	1.28	6.44
Class C	1,000.00	1,015.05	1.98	9.95

Large Cap Value Fund
Actual
Class I	$1,000.00	$1,173.01	1.03%	$ 5.56
Class A	1,000.00	1,171.88	1.33	7.19
Class C	1,000.00	1,167.90	2.03	10.96
Hypothetical(2)
Class I	1,000.00	1,019.81	1.03	5.17
Class A	1,000.00	1,018.31	1.33	6.68
Class C	1,000.00	1,014.82	2.03	10.19

Mid Cap Value Fund
Actual
Class I	$1,000.00	$1,218.65	1.25%	$ 6.91
Class A	1,000.00	1,216.69	1.53	8.46
Class C	1,000.00	1,213.16	2.25	12.41
Hypothetical(2)
Class I	1,000.00	1,018.70	1.25	6.29
Class A	1,000.00	1,017.30	1.53	7.70
Class C	1,000.00	1,013.72	2.25	11.29

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annualized Expense Ratio	Expenses Paid During Period(1)

Multi-Factor Small Cap Core Fund
Actual
Class I	$1,000.00	$1,249.01	0.95%	$ 5.33
Class A	1,000.00	1,247.74	1.24	6.94
Hypothetical(2)
Class I	1,000.00	1,020.19	0.95	4.78
Class A	1,000.00	1,018.76	1.24	6.23

Multi-Factor Small Cap Growth Fund
Actual
Class I	$1,000.00	$1,233.98	0.95%	$ 5.29
Class A	1,000.00	1,232.21	1.23	6.85
Class C	1,000.00	1,227.88	1.95	10.84
Hypothetical(2)
Class I	1,000.00	1,020.20	0.95	4.78
Class A	1,000.00	1,018.80	1.23	6.19
Class C	1,000.00	1,015.20	1.95	9.81

Multi-Factor Small Cap Value Fund
Actual
Class I	$1,000.00	$1,211.90	1.25%	$ 6.89
Class A	1,000.00	1,210.81	1.54	8.49
Class C	1,000.00	1,205.49	2.25	12.38
Hypothetical(2)
Class I	1,000.00	1,018.70	1.25	6.29
Class A	1,000.00	1,017.25	1.54	7.75
Class C	1,000.00	1,013.71	2.25	11.30

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annualized Expense Ratio	Expenses Paid During Period(1)

S&P 500 Index Fund
Actual
Class I	$1,000.00	$1,162.72	0.37%	$ 1.97
Class A	1,000.00	1,161.11	0.62	3.34
Class C	1,000.00	1,156.99	1.36	7.31
Hypothetical(2)
Class I	1,000.00	1,023.11	0.37	1.84
Class A	1,000.00	1,021.84	0.62	3.13
Class C	1,000.00	1,018.16	1.36	6.84

Small Cap Fund
Actual
Class I	$1,000.00	$1,245.48	1.12%	$ 6.29
Class A	1,000.00	1,243.61	1.40	7.85
Class C	1,000.00	1,239.61	2.09	11.68
Hypothetical(2)
Class I	1,000.00	1,019.33	1.12	5.65
Class A	1,000.00	1,017.93	1.40	7.06
Class C	1,000.00	1,014.51	2.09	10.50

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Balanced Allocation Fund
	Class I						Class A
	2013	2012		2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.47	$10.74		$9.07	$8.24	$10.89	$10.51	$10.77		$9.08	$8.26	$10.90

Net Investment Income(1)	0.15	0.17		0.14	0.15	0.20	0.12	0.15		0.12	0.12	0.18
Realized and Unrealized Gain (Loss) on Investments	1.56	(0.26)		1.67	0.83	(2.65)	1.54	(0.26)		1.68	0.83	(2.65)

Total from Investment Operations	1.71	(0.09)		1.81	0.98	(2.45)	1.66	(0.11)		1.80	0.95	(2.47)

Payment by Affiliate(1)	–	–	**(2)	–	–	–	–	–	**(2)	–	–	–

Dividends from Net Investment Income	(0.16)	(0.18)		(0.14)	(0.15)	(0.20)	(0.13)	(0.15)		(0.11)	(0.13)	(0.17)

Total Distributions	(0.16)	(0.18)		(0.14)	(0.15)	(0.20)	(0.13)	(0.15)		(0.11)	(0.13)	(0.17)

Net Asset Value, End of Year	$12.02	$10.47		$10.74	$9.07	$8.24	$12.04	$10.51		$10.77	$9.08	$8.26

Total Return†	16.43%	(0.75	)%(2)	20.21%	11.92%	(22.58)%	15.93%	(0.95	)%(2)	19.96%	11.52%	(22.68)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$50,513	$45,922		$80,603	$81,917	$137,909	$10,513	$10,439		$12,791	$13,487	$13,863
Ratio of Expenses to Average Net Assets	1.00%	1.00%		1.02%	1.02%	1.02%	1.29%	1.20	%(3)	1.31%	1.33%	1.27%
Ratio of Net Investment Income to Average Net Assets	1.32%	1.64%		1.46%	1.72%	2.37%	1.04%	1.41	%(3)	1.17%	1.33%	2.11%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.19%	1.12%		1.07%	1.02%	1.02%	1.48%	1.42%		1.36%	1.33%	1.27%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.13%	1.52%		1.41%	1.72%	2.37%	0.85%	1.19%		1.12%	1.33%	2.11%
Portfolio Turnover Rate	62%	63%		76%	115%	93%	62%	63%		76%	115%	93%

	Balanced Allocation Fund
	Class C
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.41	$10.67		$9.00	$8.21	$10.84

Net Investment Income(1)	0.04	0.06		0.04	0.05	0.12
Realized and Unrealized Gain (Loss) on Investments	1.53	(0.25)		1.66	0.82	(2.64)

Total from Investment Operations	1.57	(0.19)		1.70	0.87	(2.52)

Payment by Affiliate(1)	–	–	**(2)	–	–	–

Dividends from Net Investment Income	(0.07)	(0.07)		(0.03)	(0.08)	(0.11)

Total Distributions	(0.07)	(0.07)		(0.03)	(0.08)	(0.11)

Net Asset Value, End of Year	$11.91	$10.41		$10.67	$9.00	$8.21

Total Return†	15.18%	(1.73	)%(2)	18.97%	10.64%	(23.24)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$839	$798		$895	$1,223	$1,182
Ratio of Expenses to Average Net Assets	2.00%	2.00%		2.02%	2.05%	1.99%
Ratio of Net Investment Income to Average Net Assets	0.32%	0.61%		0.46%	0.61%	1.41%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.19%	2.13%		2.07%	2.05%	1.99%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.13%	0.48%		0.41%	0.61%	1.41%
Portfolio Turnover Rate	62%	63%		76%	115%	93%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

	International Equity Fund
	Class I						Class A
	2013	2012		2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$12.99	$16.30		$12.14	$10.94	$17.94	$12.90	$16.15		$12.03	$10.86	$17.78

Net Investment Income(1)	0.22	0.18		0.16	0.14	0.14	0.17	0.14		0.11	0.09	0.11
Realized and Unrealized Gain (Loss) on Investments	4.04	(3.31)		4.13	1.07	(6.83)	4.02	(3.26)		4.09	1.08	(6.77)

Total from Investment Operations	4.26	(3.13)		4.29	1.21	(6.69)	4.19	(3.12)		4.20	1.17	(6.66)

Payment by Affiliate(1)	–	–	**(2)	–	–	–	–	–	**(2)	–	–	–

Contributions of Capital by Affiliate(1)	–	–	**(3)	–	–	–	–	–	**(3)	–	–	–

Dividends from Net Investment Income	(0.13)	(0.18)		(0.13)	(0.01)	(0.31)	(0.09)	(0.13)		(0.08)	–	(0.26)

Total Distributions	(0.13)	(0.18)		(0.13)	(0.01)	(0.31)	(0.09)	(0.13)		(0.08)	–	(0.26)

Net Asset Value, End of Period	$17.12	$12.99		$16.30	$12.14	$10.94	$17.00	$12.90		$16.15	$12.03	$10.86

Total Return†	32.92%	(19.18	)%(2)(3)	35.41%	11.09%	(36.94)%	32.52%	(19.30	)%(2)(3)	35.00%	10.77%	(37.15)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$378,076	$301,919		$364,468	$311,574	$238,121	$8,867	$7,757		$11,493	$10,498	$10,174
Ratio of Expenses to Average Net Assets	1.21%	1.23%		1.23%	1.21%	1.28%	1.51%	1.42	%(4)	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.26%		1.13%	1.11%	1.21%	1.12%	0.97	%(4)	0.79%	0.69%	0.94%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.21%	1.23%		1.23%	1.21%	1.34%	1.51%	1.53%		1.53%	1.53%	1.60%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.45%	1.26%		1.13%	1.11%	1.15%	1.12%	0.86%		0.79%	0.69%	0.87%
Portfolio Turnover Rate	34%	31%		38%	74%	37%	34%	31%		38%	74%	37%

	International Equity Fund
	Class C
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$12.46	$15.59		$11.63	$10.57	$17.14

Net Investment Income (Loss)(1)	0.05	0.03		0.02	0.02	0.01
Realized and Unrealized Gain (Loss) on Investments	3.89	(3.15)		3.94	1.04	(6.47)

Total from Investment Operations	3.94	(3.12)		3.96	1.06	(6.46)

Payment by Affiliate(1)	–	–	**(2)	–	–	–

Contributions of Capital by Affiliate(1)	–	–	**(3)	–	–	–

Dividends from Net Investment Income	–	(0.01)		– **	–	(0.11)

Total Distributions	–	(0.01)		–	–	(0.11)

Net Asset Value, End of Year	$16.40	$12.46		$15.59	$11.63	$10.57

Total Return†	31.62%	(19.98	)%(2)(3)	34.05%	10.03%	(37.58)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$350	$313		$451	$358	$314
Ratio of Expenses to Average Net Assets	2.21%	2.23%		2.23%	2.22%	2.23%
Ratio of Net Investment Income to Average Net Assets	0.38%	0.19%		0.16%	0.15%	0.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.21%	2.23%		2.23%	2.22%	2.31%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.38%	0.19%		0.16%	0.15%	0.00%
Portfolio Turnover Rate	34%	31%		38%	74%	37%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

(3)

During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to a change in valuation methodology of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

(4)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Large Cap Core Equity Fund
	Class I						Class A
	2013	2012	2011	2010		2009	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Year	$10.79	$10.96	$8.60	$7.30		$11.77	$10.57	$10.73		$8.42	$7.19		$11.60

Net Investment Income (Loss)(1)	0.15	0.12	0.10	0.05		0.05	0.11	0.10		0.07	0.02		0.03
Realized and Unrealized Gain (Loss) on Investments	2.02	(0.17)	2.35	1.31		(4.35)	1.99	(0.17)		2.31	1.23		(4.29)

Total from Investment Operations	2.17	(0.05)	2.45	1.36		(4.30)	2.10	(0.07)		2.38	1.25		(4.26)

Dividends from Net Investment Income	(0.14)	(0.12)	(0.09)	(0.06)		(0.04)	(0.11)	(0.09)		(0.07)	(0.02)		(0.02)
Distributions from Net Realized Gains	–	–	–	–		(0.13)	–	–		–	–		(0.13)

Total Distributions	(0.14)	(0.12)	(0.09)	(0.06)		(0.17)	(0.11)	(0.09)		(0.07)	(0.02)		(0.15)

Net Asset Value, End of Year	$12.82	$10.79	$10.96	$8.60		$7.30	$12.56	$10.57		$10.73	$8.42		$7.19

Total Return†	20.21%	(0.46)%	28.69%	18.68%		(36.46)%	19.92%	(0.67)%		28.32%	17.45%		(36.63)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$26,530	$17,840	$14,431	$13,924		$121,950	$2,705	$2,596		$3,466	$3,407		$3,343
Ratio of Expenses to Average Net Assets	0.94%	0.94%	0.94%	0.84%		0.96%	1.22%	1.13	%(2)	1.23%	1.29%		1.21%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.13%	1.05%	0.65%		0.59%	0.95%	0.92	%(2)	0.76%	0.25%		0.34%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.18%	1.26%	1.28%	1.05%		0.96%	1.46%	1.55%		1.57%	1.64%		1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	1.01%	0.81%	0.71%	0.44%		0.59%	0.71%	0.50%		0.42%	(0.09)%		0.34%
Portfolio Turnover Rate	80%	60%	79%	383	%(3)	89%	80%	60%		79%	383	%(3)	89%

	Large Cap Core Equity Fund
	Class C
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$9.84	$10.01	$7.86	$6.75		$10.95

Net Investment Income (Loss)(1)	0.02	0.01	0.01	(0.03)		(0.03)
Realized and Unrealized Gain (Loss) on Investments	1.85	(0.16)	2.16	1.14		(4.04)

Total from Investment Operations	1.87	(0.15)	2.17	1.11		(4.07)

Dividends from Net Investment Income	(0.03)	(0.02)	(0.02)	–	**	–
Distributions from Net Realized Gains	–	–	–	–		(0.13)

Total Distributions	(0.03)	(0.02)	(0.02)	–		(0.13)

Net Asset Value, End of Year	$11.68	$9.84	$10.01	$7.86		$6.75

Total Return†	19.00%	(1.49)%	27.59%	16.48%		(37.05)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$124	$128	$178	$149		$148
Ratio of Expenses to Average Net Assets	1.94%	1.94%	1.94%	1.99%		1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	0.12%	0.06%	(0.45)%		(0.39)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.18%	2.27%	2.28%	2.34%		1.92%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.02)%	(0.21)%	(0.28)%	(0.79)%		(0.39)%
Portfolio Turnover Rate	80%	60%	79%	383	%(3)	89%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)	During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions during the period.

See Notes to Financial Statements.

	Large Cap Growth Fund
	Class I						Class A
	2013	2012	2011	2010		2009	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Year	$17.31	$17.24	$13.42	$11.57		$18.53	$16.96	$16.88		$13.14	$11.35		$18.17

Net Investment Income (Loss)(1)	0.14	0.11	0.07	0.06		0.06	0.09	0.07		0.02	0.01		0.03
Realized and Unrealized Gain (Loss) on Investments	3.12	0.05	3.86	1.82		(6.96)	3.07	0.05		3.78	1.80		(6.83)

Total from Investment Operations	3.26	0.16	3.93	1.88		(6.90)	3.16	0.12		3.80	1.81		(6.80)

Dividends from Net Investment Income	(0.15)	(0.09)	(0.11)	(0.03)		(0.06)	(0.10)	(0.04)		(0.06)	(0.02)		(0.02)

Total Distributions	(0.15)	(0.09)	(0.11)	(0.03)		(0.06)	(0.10)	(0.04)		(0.06)	(0.02)		(0.02)

Net Asset Value, End of Year	$20.42	$17.31	$17.24	$13.42		$11.57	$20.02	$16.96		$16.88	$13.14		$11.35

Total Return†	18.96%	0.98%	29.32%	16.31%		(37.24)%	18.68%	0.71%		28.96%	15.95%		(37.40)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$56,042	$56,731	$80,188	$96,561		$178,605	$12,045	$12,159		$15,282	$14,797		$14,664
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.95%		0.98%	1.28%	1.17	%(2)	1.28%	1.28%		1.24%
Ratio of Net Investment Income to Average Net Assets	0.77%	0.63%	0.44%	0.44%		0.46%	0.47%	0.43	%(2)	0.13%	0.11%		0.24%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.12%	1.09%	1.07%	0.99%		0.98%	1.42%	1.39%		1.37%	1.33%		1.24%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.63%	0.52%	0.35%	0.40%		0.46%	0.33%	0.21%		0.04%	0.06%		0.24%
Portfolio Turnover Rate	75%	61%	71%	165	%(3)	93%	75%	61%		71%	165	%(3)	93%

	Large Cap Growth Fund
	Class C
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Year	$15.54	$15.55	$12.14	$10.55		$16.98

Net Investment Income (Loss)(1)	(0.04)	(0.06)	(0.08)	(0.07)		(0.06)
Realized and Unrealized Gain (Loss) on Investments	2.81	0.05	3.49	1.66		(6.37)

Total from Investment Operations	2.77	(0.01)	3.41	1.59		(6.43)

Dividends from Net Investment Income	–	–	–	–		– **

Total Distributions	–	–	–	–		–

Net Asset Value, End of Year	$18.31	$15.54	$15.55	$12.14		$10.55

Total Return†	17.83%	(0.06)%	28.09%	15.07%		(37.85)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$259	$216	$286	$242		$230
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%	1.99%		1.94%
Ratio of Net Investment Loss to Average Net Assets	(0.23)%	(0.38)%	(0.57)%	(0.59)%		(0.49)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.12%	2.08%	2.07%	2.03%		1.94%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.37)%	(0.48)%	(0.66)%	(0.64)%		(0.49)%
Portfolio Turnover Rate	75%	61%	71%	165	%(3)	93%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)	During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Large Cap Value Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$13.60	$14.22	$11.62	$10.72	$16.76	$13.56	$14.16		$11.57	$10.68	$16.68

Net Investment Income(1)	0.21	0.21	0.17	0.18	0.27	0.17	0.18		0.13	0.14	0.23
Realized and Unrealized Gain (Loss) on Investments	3.34	(0.62)	2.61	0.92	(5.75)	3.32	(0.62)		2.60	0.92	(5.72)

Total from Investment Operations	3.55	(0.41)	2.78	1.10	(5.48)	3.49	(0.44)		2.73	1.06	(5.49)

Dividends from Net Investment Income	(0.22)	(0.21)	(0.18)	(0.20)	(0.27)	(0.17)	(0.16)		(0.14)	(0.17)	(0.22)
Distributions from Net Realized Gains	–	–	–	–	(0.29)	–	–		–	–	(0.29)

Total Distributions	(0.22)	(0.21)	(0.18)	(0.20)	(0.56)	(0.17)	(0.16)		(0.14)	(0.17)	(0.51)

Net Asset Value, End of Year	$16.93	$13.60	$14.22	$11.62	$10.72	$16.88	$13.56		$14.16	$11.57	$10.68

Total Return†	26.31%	(2.86)%	24.18%	10.25%	(32.68)%	25.94%	(3.03)%		23.81%	9.86%	(32.84)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$91,849	$102,960	$152,015	$210,282	$292,811	$23,691	$22,020		$28,623	$28,699	$30,435
Ratio of Expenses to Average Net Assets	1.03%	0.99%	0.97%	0.93%	0.96%	1.33%	1.18	%(2)	1.27%	1.25%	1.22%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.53%	1.32%	1.49%	2.20%	1.10%	1.35	%(2)	1.03%	1.17%	1.98%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.03%	0.99%	0.97%	0.93%	0.96%	1.33%	1.29%		1.27%	1.25%	1.22%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.40%	1.53%	1.32%	1.49%	2.20%	1.10%	1.24%		1.03%	1.17%	1.98%
Portfolio Turnover Rate	100%	23%	69%	52%	65%	100%	23%		69%	52%	65%

	Large Cap Value Fund
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$13.34	$13.95	$11.39	$10.52	$16.43

Net Investment Income(1)	0.06	0.07	0.04	0.05	0.15
Realized and Unrealized Gain (Loss) on Investments	3.28	(0.61)	2.57	0.91	(5.64)

Total from Investment Operations	3.34	(0.54)	2.61	0.96	(5.49)

Dividends from Net Investment Income	(0.07)	(0.07)	(0.05)	(0.09)	(0.13)
Distributions from Net Realized Gains	–	–	–	–	(0.29)

Total Distributions	(0.07)	(0.07)	(0.05)	(0.09)	(0.42)

Net Asset Value, End of Year	$16.61	13.34	13.95	$11.39	$10.52

Total Return†	25.13%	(3.85)%	22.96%	9.11%	(33.31)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$149	$126	$152	$218	$259
Ratio of Expenses to Average Net Assets	2.03%	1.99%	1.96%	1.95%	1.92%
Ratio of Net Investment Income to Average Net Assets	0.40%	0.54%	0.32%	0.46%	1.29%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.03%	1.99%	1.96%	1.95%	1.92%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.40%	0.54%	0.32%	0.46%	1.29%
Portfolio Turnover Rate	100%	23%	69%	52%	65%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

	Mid Cap Value Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$12.10	$13.35	$10.80	$8.68	$13.48	$12.03	$13.19		$10.67	$8.59	$13.30

Net Investment Income(1)	0.08	0.08	0.06	0.07	0.12	0.06	0.07		0.03	0.04	0.09
Realized and Unrealized Gain (Loss) on Investments	3.32	(1.23)	2.64	2.07	(4.75)	3.29	(1.21)		2.60	2.04	(4.67)

Total from Investment Operations	3.40	(1.15)	2.70	2.14	(4.63)	3.35	(1.14)		2.63	2.08	(4.58)

Dividends from Net Investment Income	(0.23)	(0.10)	(0.15)	(0.02)	(0.17)	(0.19)	(0.02)		(0.11)	–	(0.13)

Total Distributions	(0.23)	(0.10)	(0.15)	(0.02)	(0.17)	(0.19)	(0.02)		(0.11)	–	(0.13)

Net Asset Value, End of Year	$15.27	$12.10	$13.35	$10.80	$8.68	$15.19	$12.03		$13.19	$10.67	$8.59

Total Return†	28.51%	(8.61)%	25.12%	24.64%	(34.22)%	28.14%	(8.63)%		24.72%	24.21%	(34.33)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$3,952	$29,129	$72,744	$74,331	$96,510	$10,290	$11,561		$36,945	$48,515	$46,524
Ratio of Expenses to Average Net Assets	1.22%	1.06%	1.02%	1.01%	1.08%	1.54%	1.14	%(2)	1.32%	1.32%	1.33%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.67%	0.53%	0.72%	1.24%	0.49%	0.58	%(2)	0.24%	0.38%	0.96%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.31%	1.06%	1.02%	1.01%	1.21%	1.79%	1.36%		1.32%	1.32%	1.45%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.52%	0.67%	0.53%	0.72%	1.11%	0.24%	0.36%		0.24%	0.38%	0.84%
Portfolio Turnover Rate	86%	23%	32%	66%	73%	86%	23%		32%	66%	73%

	Mid Cap Value Fund
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$11.61	$12.83	$10.36	$8.40	$13.06

Net Investment Income (Loss)(1)	(0.03)	(0.04)	(0.05)	(0.03)	0.02
Realized and Unrealized Gain (Loss) on Investments	3.18	(1.18)	2.52	1.99	(4.58)

Total from Investment Operations	3.15	(1.22)	2.47	1.96	(4.56)

Dividends from Net Investment Income	(0.07)	–	– **	–	(0.10)

Total Distributions	(0.07)	–	–	–	(0.10)

Net Asset Value, End of Year	$14.69	$11.61	$12.83	$10.36	$8.40

Total Return†	27.27%	(9.51)%	23.85%	23.33%	(34.82)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,011	$1,509	$2,430	$3,794	$4,176
Ratio of Expenses to Average Net Assets	2.25%	2.06%	2.02%	2.02%	2.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20)%	(0.34)%	(0.45)%	(0.33)%	0.27%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.49%	2.06%	2.02%	2.02%	2.15%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.44)%	(0.34)%	(0.45)%	(0.33)%	0.16%
Portfolio Turnover Rate	86%	23%	32%	66%	73%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.22% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Multi-Factor Small Cap Core Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.90	$11.62	$8.84	$7.03	$11.05	$10.87	$11.59		$8.82	$7.00	$11.03

Net Investment Income(1)	0.19	0.05	0.04	0.05	0.04	0.22	0.02		0.01	0.03	0.02
Realized and Unrealized Gain (Loss) on Investments	4.41	(0.75)	2.90	1.90	(4.06)	4.34	(0.74)		2.89	1.89	(4.05)

Total from Investment Operations	4.60	(0.70)	2.94	1.95	(4.02)	4.56	(0.72)		2.90	1.92	(4.03)

Dividends from Net Investment Income	(0.11)	(0.02)	(0.16)	(0.14)	–	(0.10)	–		(0.13)	(0.10)	–

Total Distributions	(0.11)	(0.02)	(0.16)	(0.14)	–	(0.10)	–		(0.13)	(0.10)	–

Net Asset Value, End of Year	$15.39	$10.90	$11.62	$8.84	$7.03	$15.33	$10.87		$11.59	$8.82	$7.00

Total Return†	42.43%	(6.00)%	33.42%	27.90%	(36.38)%	42.11%	(6.21)%		33.02%	27.53%	(36.54)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$20,430	$15,298	$15,286	$18,199	$22,531	$2,662	$285		$254	$272	$235
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.93%	0.95%	1.23%	1.16	%(2)	1.24%	1.24%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.49%	0.42%	0.40%	0.64%	0.47%	1.65%	0.21	%(2)	0.05%	0.32%	0.22%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.47%	1.42%	1.42%	1.33%	1.30%	1.83%	1.70%		1.72%	1.65%	1.55%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.97%	(0.05)%	(0.07)%	0.24%	0.12%	1.05%	(0.33)%		(0.43)%	(0.09)%	(0.13)%
Portfolio Turnover Rate	76%	77%	90%	105%	186%	76%	77%		90%	105%	186.00%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

	Multi-Factor Small Cap Growth Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$11.79	$12.73	$9.02	$7.21	$11.42	$11.63	$12.59		$8.92	$7.15	$11.35

Net Investment Income (Loss)(1)	0.08	0.03	(0.02)	0.02	– **	0.04	–	**	(0.05)	–	(0.02)
Realized and Unrealized Gain (Loss) on Investments	3.88	(0.97)	3.78	1.79	(4.21)	3.83	(0.96)		3.75	1.77	(4.18)

Total from Investment Operations	3.96	(0.94)	3.76	1.81	(4.21)	3.87	(0.96)		3.70	1.77	(4.20)

Dividends from Net Investment Income	(0.08)	–	(0.02)	–	–	(0.04)	–		– **	–	–
Distributions from Net Realized Gains	–	–	(0.03)	–	–	–	–		(0.03)	–	–

Total Distributions	(0.08)	–	(0.05)	–	–	(0.04)	–		(0.03)	–	–

Net Asset Value, End of Year	$15.67	$11.79	$12.73	$9.02	$7.21	$15.46	$11.63		$12.59	$8.92	$7.15

Total Return†	33.76%	(7.38)%	41.76%	25.10%	(36.87)%	33.39%	(7.63)%		41.48%	24.76%	(37.00)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$8,891	$9,674	$11,105	$10,010	$5,007	$19,605	$16,875		$21,566	$17,484	$38
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.94%	0.95%	1.23%	1.17	%(2)	1.23%	1.23%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.58%	0.26%	(0.19)%	0.27%	0.02%	0.31%	0.03	%(2)	(0.47)%	0.01%	(0.23)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.89%	1.81%	1.92%	1.84%	1.86%	2.17%	2.09%		2.20%	2.15%	2.10%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.36)%	(0.60)%	(1.16)%	(0.63)%	(0.89)%	(0.63)%	(0.89)%		(1.44)%	(0.91)%	(1.13)%
Portfolio Turnover Rate	60%	108%	92%	112%	128%	60%	108%		92%	112%	128%

	Multi-Factor Small Cap Growth Fund
	Class C
	2013	2012	2011	2010(3)
Net Asset Value, Beginning of Year	$11.64	$12.69	$9.06	$7.29

Net Investment Income (Loss)(1)	(0.05)	(0.09)	(0.13)	(0.06)
Realized and Unrealized Gain (Loss) on Investments	3.82	(0.96)	3.79	1.83

Total from Investment Operations	3.77	(1.05)	3.66	1.77

Distributions from Net Realized Gains	–	–	(0.03)	–

Total Distributions	–	–	(0.03)	–

Net Asset Value, End of Year	$15.41	$11.64	$12.69	$9.06

Total Return†	32.39%	(8.27)%	40.39%	24.28%

Ratios/Supplemental Data
Net Assets End of Year (000)	$159	$122	$135	$124
Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.95%	2.30%
Ratio of Net Investment Loss to Average Net Assets	(0.41)%	(0.74)%	(1.19)%	(0.83)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.89%	2.81%	2.91%	3.38%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(1.35)%	(1.60)%	(2.15)%	(1.91)%
Portfolio Turnover Rate	60%	108%	92%	112%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)	Class C Shares were first sold (excluding seed capital of $10) on July 27, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Multi-Factor Small Cap Value Fund
	Class I						Class A
	2013	2012	2011	2010	2009		2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$12.38	$13.89	$10.90	$8.51	$13.18		$11.45	$12.83		$10.05	$7.87	$12.20

Net Investment Income (Loss)(1)	0.49	0.16	0.11	0.06	0.07		0.44	0.13		0.07	0.02	0.02
Realized and Unrealized Gain (Loss) on Investments	3.57	(1.54)	3.08	2.33	(4.61)		3.26	(1.42)		2.85	2.16	(4.24)

Total from Investment Operations	4.06	(1.38)	3.19	2.39	(4.54)		3.70	(1.29)		2.92	2.18	(4.22)

Dividends from Net Investment Income	(0.35)	(0.13)	(0.20)	–	(0.13	)(2)	(0.31)	(0.09)		(0.14)	–	(0.11	)(2)

Total Distributions	(0.35)	(0.13)	(0.20)	–	(0.13)		(0.31)	(0.09)		(0.14)	–	(0.11)

Net Asset Value, End of Year	$16.09	$12.38	$13.89	$10.90	$8.51		$14.84	$11.45		$12.83	$10.05	$7.87

Total Return†	33.33%	(9.96)%	29.46%	28.09%	(34.41)%		32.82%	(10.08)%		29.21%	27.70%	(34.57)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$8,321	$9,623	$19,163	$19,528	$28,920		$13,459	$12,704		$18,570	$18,739	$18,641
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.29%	1.34%		1.54%	1.43	%(3)	1.54%	1.61%	1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.54%	1.24%	0.94%	0.59%	0.62%		3.42%	1.08	%(3)	0.66%	0.23%	0.16%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.77%	1.62%	1.61%	1.51%	1.34%		2.06%	1.92%		1.90%	1.83%	1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	3.02%	0.87%	0.58%	0.37%	0.62%		2.90%	0.59%		0.30%	0.02%	0.16%
Portfolio Turnover Rate	108%	91%	77%	104%	81%		108%	91%		77%	104%	81%

	Multi-Factor Small Cap Value Fund
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.29	$11.55	$9.02	$7.11	$11.02

Net Investment Income (Loss)(1)	0.32	0.03	(0.01)	(0.04)	(0.04)
Realized and Unrealized Gain (Loss) on Investments	2.92	(1.29)	2.56	1.95	(3.83)

Total from Investment Operations	3.24	(1.26)	2.55	1.91	(3.87)

Dividends from Net Investment Income	(0.22)	– **	(0.02)	–	(0.04	)(2)

Total Distributions	(0.22)	–	(0.02)	–	(0.04)

Net Asset Value, End of Year	$13.31	$10.29	$11.55	$9.02	$7.11

Total Return†	31.91%	(10.88)%	28.26%	26.86%	(35.08)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,152	$1,004	$1,445	$1,586	$1,707
Ratio of Expenses to Average Net Assets	2.25%	2.25%	2.25%	2.32%	2.34%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.79%	0.27%	(0.06)%	(0.46)%	(0.46)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.77%	2.63%	2.61%	2.53%	2.34%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	2.27%	(0.11)%	(0.42)%	(0.67)%	(0.46)%
Portfolio Turnover Rate	108%	91%	77%	104%	81%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	Includes a tax return of capital of $(0.0475) each for Class I, Class A and Class C.
(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.11% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

	S&P 500 Index Fund
	Class I						Class A
	2013	2012		2011	2010	2009	2013	2011		2011	2010	2009
Net Asset Value, Beginning of Year	$10.46	$10.71		$8.68	$7.30	$11.25	$10.41	$10.67		$8.65	$7.27	$11.22

Net Investment Income(1)	0.22	0.19		0.16	0.14	0.18	0.19	0.16		0.13	0.12	0.16
Realized and Unrealized Gain (Loss) on Investments	2.55	(0.26)		2.03	1.38	(3.84)	2.54	(0.26)		2.02	1.38	(3.84)

Total from Investment Operations	2.77	(0.07)		2.19	1.52	(3.66)	2.73	(0.10)		2.15	1.50	(3.68)

Payment by Affiliate(1)	–	–	**(2)	–	–	–	–	–	**(2)	–	–	–

Dividends from Net Investment Income	(0.22)	(0.18)		(0.16)	(0.14)	(0.18)	(0.19)	(0.16)		(0.13)	(0.12)	(0.16)
Distributions from Net Realized Gains	–	–		–	–	(0.11)	–	–		–	–	(0.11)

Total Distributions	(0.22)	(0.18)		(0.16)	(0.14)	(0.29)	(0.19)	(0.16)		(0.13)	(0.12)	(0.27)

Net Asset Value, End of Year	$13.01	$10.46		$10.71	$8.68	$7.30	$12.95	$10.41		$10.67	$8.65	$7.27

Total Return†	26.78%	(0.55	)%(2)	25.51%	20.90%	(32.63)%	26.50%	(0.91	)%(2)	25.16%	20.69%	(32.90)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$97,902	$88,355		$94,945	$87,998	$87,431	$23,632	$20,712		$22,919	$19,275	$17,535
Ratio of Expenses to Average Net Assets	0.36%	0.35%		0.37%	0.36%	0.42%	0.62%	0.61%		0.63%	0.62%	0.67%
Ratio of Net Investment Income to Average Net Assets	1.90%	1.82%		1.67%	1.66%	2.20%	1.65%	1.56%		1.41%	1.41%	1.95%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.36%	0.35%		0.37%	0.36%	0.48%	0.62%	0.61%		0.63%	0.62%	0.73%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.90%	1.82%		1.67%	1.66%	2.12%	1.65%	1.56%		1.41%	1.41%	1.89%
Portfolio Turnover Rate	12%	9%		27%	17%	36%	12%	9%		27%	17%	36%

	S&P 500 Index Fund
	Class C
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.34	$10.60		$8.59	$7.23	$11.15

Net Investment Income(1)	0.11	0.08		0.06	0.06	0.10
Realized and Unrealized Gain (Loss) on Investments	2.53	(0.26)		2.02	1.37	(3.82)

Total from Investment Operations	2.64	(0.18)		2.08	1.43	(3.72)

Payment by Affiliate(1)	–	–	**(2)	–	–	–

Dividends from Net Investment Income	(0.12)	(0.08)		(0.07)	(0.07)	(0.09)
Distributions from Net Realized Gains	–	–		–	–	(0.11)

Total Distributions	(0.12)	(0.08)		(0.07)	(0.07)	(0.20)

Net Asset Value, End of Year	$12.86	$10.34		$10.60	$8.59	$7.23

Total Return†	25.66%	(1.66	)%(2)	24.29%	19.75%	(33.38)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$6,496	$1,705		$1,837	$1,552	$1,132
Ratio of Expenses to Average Net Assets	1.36%	1.35%		1.37%	1.36%	1.41%
Ratio of Net Investment Income to Average Net Assets	0.90%	0.82%		0.67%	0.66%	1.21%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.36%	1.35%		1.37%	1.36%	1.48%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.90%	0.82%		0.67%	0.66%	1.15%
Portfolio Turnover Rate	12%	9%		27%	17%	36%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a payment was made by the Adviser to offset a trade error in the Fund. The payment, net of the trade error, had no impact on the total return of the Fund. See Note 11 in Notes to Financial Statements.

See	Notes to Financial Statements.

P N C E q u i t y F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Small Cap Fund
	Class I						Class A
	2013	2012		2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$12.99	$12.85		$9.87	$7.52	$11.51	$12.74	$12.62		$9.73	$7.44	$11.39

Net Investment Income (Loss)(1)	(0.06)	(0.06)		(0.02)	(0.02)	(0.01)	(0.10)	(0.09)		(0.05)	(0.05)	(0.03)
Realized and Unrealized Gain (Loss) on Investments	4.98	0.19		3.00	2.37	(3.97)	4.87	0.20		2.94	2.34	(3.92)

Total from Investment Operations	4.92	0.13		2.98	2.35	(3.98)	4.77	0.11		2.89	2.29	(3.95)

Contributions of Capital by Affiliate(1)	–	0.01	(2)	–	–	–	–	0.01	(2)	–	–	–

Dividends from Net Investment Income	–	–		–	–	(0.01)	–	–		–	–	–

Total Distributions	–	–		–	–	(0.01)	–	–		–	–	–

Net Asset Value, End of Year	$17.91	$12.99		$12.85	$9.87	$7.52	$17.51	$12.74		$12.62	$9.73	$7.44

Total Return†	37.88%	1.09	%(2)	30.19%	31.25%	(34.57)%	37.44%	0.95	%(2)	29.70%	30.78%	(34.68)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$207,230	$151,860		$177,697	$182,881	$142,964	$23,371	$2,210		$2,562	$2,205	$1,510
Ratio of Expenses to Average Net Assets	1.19%	1.24%		1.22%	1.17%	1.21%	1.46%	1.45	%(3)	1.52%	1.49%	1.46%
Ratio of Net Investment Loss to Average Net Assets	(0.39)%	(0.51)%		(0.15)%	(0.27)%	(0.15)%	(0.68)%	(0.74	)%(3)	(0.46)%	(0.59)%	(0.41)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.28%	1.24%		1.22%	1.17%	1.21%	1.61%	1.54%		1.52%	1.49%	1.46%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.48)%	(0.51)%		(0.15)%	(0.27)%	(0.15)%	(0.83)%	(0.83)%		(0.46)%	(0.59)%	(0.41)%
Portfolio Turnover Rate	27%	32%		47%	59%	83%	27%	32%		47%	59%	83%

	Small Cap Fund
	Class C
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$12.02	$12.00		$9.32	$7.17	$11.06

Net Investment Income (Loss)(1)	(0.20)	(0.18)		(0.12)	(0.11)	(0.09)
Realized and Unrealized Gain (Loss) on Investments	4.58	0.19		2.80	2.26	(3.80)

Total from Investment Operations	4.38	0.01		2.68	2.15	(3.89)

Contributions of Capital by Affiliate(1)	–	0.01	(2)	–	–	–

Dividends from Net Investment Income	–	–		–	–	–
Distributions from Net Realized Gains	–	–		–	–	–

Total Distributions	–	–		–	–	–

Net Asset Value, End of Year	$16.40	$12.02		$12.00	$9.32	$7.17

Total Return†	36.44%	0.17	%(2)	28.76%	29.99%	(35.17)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$5,576	$726		$645	$663	$525
Ratio of Expenses to Average Net Assets	2.14%	2.25%		2.22%	2.19%	2.17%
Ratio of Net Investment Loss to Average Net Assets	(1.37)%	(1.54)%		(1.18)%	(1.28)%	(1.11)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.31%	2.25%		2.22%	2.19%	2.17%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(1.54)%	(1.54)%		(1.18)%	(1.28)%	(1.11)%
Portfolio Turnover Rate	27%	32%		47%	59%	83%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to a change in valuation methodology of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. Excluding this item, the total returns would have been 1.01%, 0.87%, and 0.08% for Class I, Class A, and Class C, respectively. See Note 10 in Notes to Financial Statements.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.09% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C    B a l a n c e d    A l l o c a t i o n    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — 39.1%
Consumer Discretionary — 6.0%
Aaron’s	4,650	$131
American Axle & Manufacturing Holdings*	9,310	166
CBS, Cl B	3,230	160
Coinstar*#	1,270	74
Comcast, Cl A	3,190	128
D.R. Horton	5,720	139
Dorman Products*	2,640	118
Foot Locker	3,540	121
Ford Motor	8,080	127
Gannett	7,090	152
Hibbett Sports*	880	50
Home Depot (The)	5,200	409
HSN	1,930	110
Johnson Controls	2,130	80
L Brands	2,100	105
Macy’s	3,200	155
Madison Square Garden (The), Cl A*	2,680	157
McDonald’s	1,370	132
NIKE, Cl B	2,090	129
Penn National Gaming*	1,360	75
Polaris Industries	1,550	148
PVH	1,540	177
Tractor Supply	940	105
Walt Disney (The)	4,050	255
Wolverine World Wide	1,390	73
Wyndham Worldwide	4,480	260

		3,736

Consumer Staples — 3.9%
Altria Group	10,090	364
Boston Beer (The), Cl A*#	450	69
Coca-Cola (The)	8,830	353
Coca-Cola Enterprises	4,920	183
ConAgra Foods	2,830	95
CVS Caremark	2,190	126
Hershey (The)	2,060	184
Kimberly-Clark	660	64
PepsiCo	1,541	124
Philip Morris International	920	84
Procter & Gamble (The)	6,225	478
Safeway	5,070	117
TreeHouse Foods*	1,100	72
Walgreen	1,870	89

		2,402

Energy — 3.1%
Atwood Oceanics*	1,260	66
Chevron	3,249	399
ConocoPhillips	3,260	200
Enterprise Products Partners LP	2,810	167
EOG Resources	770	99
Exxon Mobil	2,965	268
Helmerich & Payne	1,590	98
Marathon Petroleum	890	74
Occidental Petroleum	2,380	219
Oil States International*	790	78
Valero Energy	2,880	117
World Fuel Services	2,570	105

		1,890

	Number of Shares	Value (000)

Financials — 7.9%
Allstate (The)	2,750	$133
American Express	1,750	132
AmTrust Financial Services#	5,534	183
Bank of the Ozarks	4,490	196
BB&T	5,190	171
Camden Property Trust REIT	1,940	134
Chubb (The)	2,224	194
Credit Acceptance*	1,120	127
Discover Financial Services	3,739	177
Eagle Bancorp*	2,508	56
Encore Capital Group*	2,570	92
Fidelity National Financial, Cl A	4,950	130
Fifth Third Bancorp	12,670	231
First Niagara Financial Group	8,870	87
Franklin Resources	620	96
Goldman Sachs Group (The)	540	88
Health Care REIT	1,550	105
Home BancShares	2,110	89
JPMorgan Chase	6,808	372
KeyCorp	13,300	143
M&T Bank#	1,200	126
MetLife	4,440	196
Portfolio Recovery Associates*	1,670	254
Prosperity Bancshares	1,240	62
RLI	1,650	124
State Street	2,120	140
U.S. Bancorp	5,300	186
Ventas REIT	1,820	130
ViewPoint Financial Group	5,210	99
Virtus Investment Partners*	970	225
Wells Fargo	7,649	310
World Acceptance*#	940	87

		4,875

Healthcare — 4.1%
Baxter International	1,520	107
Becton Dickinson	1,550	153
Biogen Idec*	420	100
Bio-Reference Labs*#	2,710	84
Bristol-Myers Squibb	1,700	78
Celgene*	1,670	207
Cooper (The)	1,250	141
Eli Lilly	2,070	110
Johnson & Johnson	2,977	251
Merck	6,341	296
MWI Veterinary Supply*	970	118
Neogen*	1,520	83
Omnicare	2,430	112
PAREXEL International*	3,090	141
Pfizer	11,541	314
ResMed#	2,380	114
St. Jude Medical	2,300	99

		2,508

Industrials — 5.1%
Actuant, Cl A	2,930	100
AMETEK	3,720	160
B/E Aerospace*	4,460	283
Boeing (The)	2,910	288
Colfax*	3,460	173
EnerSys	3,090	154
Equifax	1,690	103

See Notes to Financial Statements.

P N C    B a l a n c e d    A l l o c a t i o n     F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
Esterline Technologies*	1,200	$88
General Electric	19,930	465
Genesee & Wyoming, Cl A*	900	80
HEICO	1,530	77
Hertz Global Holdings*	5,550	143
Jacobs Engineering Group*	2,290	131
Regal-Beloit	1,040	70
Triumph Group	1,470	114
Union Pacific	1,480	229
United Parcel Service, Cl B	920	79
United Rentals*	2,650	151
United Technologies	3,090	293

		3,181

Information Technology — 6.3%
Amphenol, Cl A	2,030	158
Apple	877	394
Avnet*	3,600	123
CA	3,650	100
Cisco Systems	14,832	357
Corning	8,790	135
eBay*	4,500	244
EMC	4,780	118
Google, Cl A*	295	257
Intel	6,918	168
International Business Machines	1,020	212
Liquidity Services*#	2,290	92
Manhattan Associates*	810	61
Microsoft	7,372	257
Oracle	7,570	256
OSI Systems*	2,460	142
QUALCOMM	4,590	291
Tyler Technologies*	2,430	168
Visa, Cl A	1,070	191
Western Digital	1,460	92
WEX*	1,440	106

		3,922

Materials — 1.4%
Balchem	1,500	72
CF Industries Holdings	440	84
E.I. du Pont de Nemours	3,460	193
Eastman Chemical	1,420	102
International Paper	4,240	195
Monsanto	1,360	137
Mosaic (The)	1,460	89

		872

Telecommunication Services — 0.6%
AT&T	5,367	188
Verizon Communications	3,780	183

		371

	Number of Shares	Value (000)
Utilities — 0.7%
National Fuel Gas	2,490	$152
NextEra Energy	1,178	89
OGE Energy	1,490	101
Wisconsin Energy	2,390	98

		440
Total Common Stocks (Cost $19,125)		24,197

FOREIGN COMMON STOCKS — 8.8%
Consumer Discretionary — 1.3%
ASOS PLC (United Kingdom)*	1,316	77
Berkeley Group Holdings PLC (United Kingdom)*	1,463	47
Bridgestone (Japan) (A)	1,100	36
Compass Group PLC (United Kingdom)	5,057	66
Dufry AG (Switzerland)*	300	41
Inditex SA (Spain)	197	24
Intime Department Store Group (China)	20,320	21
LVMH Moet Hennessy Louis Vuitton SA (France)	265	47
Michael Kors Holdings (Hong Kong)*	2,285	144
Nokian Renkaat OYJ (Finland)	1,290	54
Rakuten (Japan) (A)	4,100	46
Toyota Motor, ADR (Japan)	1,533	180

		783

Consumer Staples — 0.8%
Anheuser-Busch InBev NV, ADR (Belgium)	957	88
Associated British Foods PLC (United Kingdom)	1,275	35
Cia de Bebidas das Americas, ADR (Brazil)	466	18
Diageo PLC, ADR (United Kingdom)	438	52
Hengan International Group (China)	4,467	49
Koninklijke Ahold NV (Netherlands)	3,133	51
Nestle SA (Switzerland)	2,328	154
Puregold Price Club (Philippines)*	51,400	42
Reckitt Benckiser Group PLC (United Kingdom)	506	36

		525

Energy — 0.6%
BG Group PLC (United Kingdom)	1,020	19
Ensco PLC, Cl A (United Kingdom)	2,780	167
Modec (Japan) (A)	2,000	61
Petroleum Geo-Services ASA (Norway)*	2,299	34
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	375	39
Subsea 7 SA (United Kingdom)	789	17
Tullow Oil PLC (United Kingdom)	3,046	48

		385

Financials — 0.9%
China Overseas Land & Investment (Hong Kong)	12,899	38
Chongqing Rural Commercial Bank, Cl H (China)	49,542	25
Deutsche Wohnen AG (Germany)	3,276	61
FirstService (Canada)	1,710	54
Hargreaves Lansdown PLC (United Kingdom)	3,952	58
IRF European Finance Investments (United Kingdom)* (B) (C)	31,579	–
Mitsubishi Estate (Japan) (A)	4,000	98
Mitsubishi UFJ Financial Group, ADR (Japan)	8,548	51
Nomura Holdings (Japan) (A)	5,900	45
Standard Chartered PLC (United Kingdom)	1,069	25

See Notes to Financial Statements.

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Financials — continued
Swiss Re AG (Switzerland)	675	$49
Vib Vermoegen AG (Germany)	2,321	30

		534

Healthcare — 1.7%
Abcam PLC (United Kingdom)	9,068	62
Bayer AG (Germany)	600	64
Coloplast A/S, Cl B (Denmark)	750	43
Elekta AB, Cl B (Sweden)	1,426	22
GlaxoSmithKline PLC, ADR (United Kingdom)	2,240	116
Novo Nordisk A/S, ADR (Denmark)	718	116
Roche Holding AG (Switzerland)	481	119
Sanofi, ADR (France)	2,060	109
Sawai Pharmaceutical (Japan) (A)	300	33
Shire PLC, ADR (Ireland)	1,626	160
Sonova Holding AG (Switzerland)	370	41
Teva Pharmaceutical Industries, ADR (Israel)	4,316	165

		1,050

Industrials — 0.8%
ABB, ADR (Switzerland)	3,308	72
Ashtead Group PLC (United Kingdom)	4,816	45
Eaton PLC (Ireland)	2,190	145
FANUC (Japan) (A)	304	45
Nabtesco (Japan) (A)	2,100	43
Rational AG (Germany)	141	44
SMC (Japan) (A)	300	57
Weir Group (The) PLC (United Kingdom)	1,870	66

		517

Information Technology — 1.8%
AAC Technologies Holdings (China)	14,400	81
Accenture PLC, Cl A (Ireland)	1,970	162
Anritsu (Japan) (A)	3,000	41
ARM Holdings PLC, ADR (United Kingdom)	2,108	93
Axis Communications AB (Sweden)	2,297	60
Blinkx PLC (United Kingdom)*	7,584	15
Dassault Systemes SA (France)	550	69
Hexagon AB, Cl B (Sweden)	1,599	46
NQ Mobile, ADR (China)*#	4,854	39
Open Text (Canada)	1,210	82
Opera Software ASA (Norway)	4,436	33
Qihoo 360 Technology, ADR (China)*#	2,521	110
SAP AG, ADR (Germany)#	1,642	121
Tencent Holdings (China)	2,787	110
Wirecard AG (Germany)	2,515	72

		1,134

Materials — 0.6%
Dangote Cement PLC (Nigeria)	20,260	24
First Quantum Minerals (Canada)	1,700	30
Lyondellbasell Industries NV, Cl A (Netherlands)#	1,840	123
Randgold Resources, ADR (Jersey)	476	37
Rio Tinto PLC, ADR (United Kingdom)#	1,375	59
Syngenta AG, ADR (Switzerland)	908	71

		344

	Number of Shares	Value (000)
Telecommunication Services — 0.2%
Softbank (Japan) (A)	1,200	$60
Telenor ASA (Norway)	2,948	62

		122

Utilities — 0.1%
Red Electrica SA (Spain)	864	46

		46
Total Foreign Common Stocks (Cost $4,546)		5,440

EXCHANGE TRADED FUNDS — 12.7%
iShares MSCI EAFE Value Index†#	81,658	4,172
iShares MSCI Emerging Markets Index Fund†	57,011	2,349
iShares STOXX Europe 600 Banks DE†	1,956	46
SPDR S&P 500 ETF Trust	8,035	1,312

Total Exchange Traded Funds (Cost $8,608)		7,879

FOREIGN EQUITY CERTIFICATES — 0.1%
Financials — 0.1%
Yes Bank, (India), Issued by J.P. Morgan Structured Products B.V., Expires 09/21/15	5,209	45

Industrials — 0.0%
Sobha Developers, (India), Issued by J.P. Morgan Structured Products B.V., Expires 01/25/18	2,900	20
Total Foreign Equity Certificates (Cost $67)		65

	Par (000)
ASSET BACKED SECURITIES — 0.4%
Automotive — 0.2%
Nissan Auto Lease Trust,
Series 2013-A, Cl A3
0.610%, 04/15/16	$110	110

Credit Cards — 0.2%
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	145	145

Total Asset Backed Securities (Cost $255)		255

COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
Ginnie Mae,
Series 2009-111, Cl A
3.486%, 08/16/39	20	20

Total Collateralized Mortgage Obligation (Cost $20)		20

See Notes to Financial Statements.

P N C    B a l a n c e d    A l l o c a t i o n    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)
COMMERCIAL MORTGAGE-BACKED SECURITY — 0.8%
CS First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40 (D)	$467	$505

Total Commercial Mortgage-Backed Security (Cost $462)		505

CORPORATE BONDS — 13.0%
Aerospace — 0.1%
Spirit Aerosystems
6.750%, 12/15/20	45	48

Automotive — 0.1%
BorgWarner
4.625%, 09/15/20	40	43

Cable — 0.9%
AMC Networks
7.750%, 07/15/21	40	45
Belo
8.000%, 11/15/16	50	53
Comcast
4.250%, 01/15/33	90	90
DIRECTV Holdings LLC
4.600%, 02/15/21	85	92
DISH DBS
7.750%, 05/31/15	50	55
Historic TW
6.625%, 05/15/29	65	79
News America
8.450%, 08/01/34	25	34
6.650%, 11/15/37	45	54
Viacom
3.250%, 03/15/23	65	64

		566

Consumer Discretionary — 0.1%
Cedar Fair LP
5.250%, 03/15/21 144A	25	25
Hasbro
6.300%, 09/15/17	50	58

		83

Consumer Services — 0.6%
Avon Products
5.000%, 03/15/23	50	53
Block Financial LLC
5.500%, 11/01/22	65	69
H&E Equipment Services
7.000%, 09/01/22	25	27
Live Nation Entertainment
8.125%, 05/15/18 144A	30	32
7.000%, 09/01/20 144A	20	22
LKQ
4.750%, 05/15/23 144A	25	25
Royal Caribbean Cruises
11.875%, 07/15/15	27	32
7.500%, 10/15/27	26	29
Wynn Las Vegas LLC
5.375%, 03/15/22	55	58

		347

	Par (000)	Value (000)

Energy — 1.7%
Boardwalk Pipelines LP
3.375%, 02/01/23	$75	$72
Chesapeake Energy
6.500%, 08/15/17	45	49
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	50	55
Copano Energy LLC
7.750%, 06/01/18	30	31
El Paso Pipeline Partners Operating LLC
6.500%, 04/01/20	40	48
EQT
8.125%, 06/01/19	60	75
Hess
5.600%, 02/15/41	45	48
Kerr-McGee
7.875%, 09/15/31	60	78
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	80	99
Nexen
5.875%, 03/10/35	45	52
ONEOK Partners LP
6.125%, 02/01/41	15	17
Peabody Energy
7.875%, 11/01/26	50	53
Petrobras Global Finance BV
2.000%, 05/20/16	20	20
Petrobras International Finance
3.875%, 01/27/16	70	73
Rowan
4.875%, 06/01/22	75	80
Samson Investment
9.750%, 02/15/20 144A	25	26
Tesoro
5.375%, 10/01/22	15	16
Transocean
6.375%, 12/15/21	40	47
Weatherford International
5.125%, 09/15/20	75	81
Williams Partners LP
4.125%, 11/15/20	45	48

		1,068

Financials — 2.7%
Bank of America
5.625%, 07/01/20	125	145
BBVA US Senior SA Unipersonal
3.250%, 05/16/14	100	101
Capital One Financial
6.750%, 09/15/17	80	96
Citigroup
4.875%, 05/07/15	125	133
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.375%, 01/19/17	70	74
Credit Suisse
5.400%, 01/14/20	50	57
General Electric Capital
5.300%, 02/11/21	45	51
General Electric Capital (MTN)
5.500%, 01/08/20	55	64
HSBC Holdings PLC
5.100%, 04/05/21	75	86

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
International Lease Finance
6.500%, 09/01/14 144A	$50	$53
JPMorgan Chase
6.125%, 06/27/17	125	144
3.375%, 05/01/23	25	24
Mellon Funding
5.500%, 11/15/18	90	105
Merrill Lynch (MTN)
6.875%, 04/25/18	45	54
Morgan Stanley
5.450%, 01/09/17	125	139
4.875%, 11/01/22	50	51
Royal Bank of Canada
1.200%, 09/19/17	105	104
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	100	102
Wachovia Capital Trust III
5.570%, 03/29/49 (D)	60	60

		1,643

Food, Beverage & Tobacco — 0.3%
Constellation Brands
8.375%, 12/15/14	50	55
Del Monte
7.625%, 02/15/19	35	36
HJ Heinz Finance
6.750%, 03/15/32	40	45
TreeHouse Foods
7.750%, 03/01/18	65	70

		206

Healthcare — 0.8%
AbbVie
1.750%, 11/06/17 144A	90	90
DaVita HealthCare Partners
5.750%, 08/15/22	50	53
Endo Health Solutions
7.000%, 07/15/19	40	43
GlaxoSmithKline Capital PLC
2.850%, 05/08/22	45	45
HCA
8.500%, 04/15/19	40	44
Johnson & Johnson
5.950%, 08/15/37	50	65
Life Technologies
5.000%, 01/15/21	40	44
Mylan
7.875%, 07/15/20 144A	50	58
Select Medical
6.375%, 06/01/21 144A	15	15

		457

Industrials — 1.0%
Amphenol
4.000%, 02/01/22	50	52
Avnet
4.875%, 12/01/22	45	47
Bombardier
7.750%, 03/15/20 144A	40	47
CRH America
4.125%, 01/15/16	75	79

	Par (000)	Value (000)

General Electric
4.125%, 10/09/42	$50	$48
Huntington Ingalls Industries
6.875%, 03/15/18	50	54
Interface
7.625%, 12/01/18	50	54
Masco
7.125%, 03/15/20	45	53
Owens-Illinois
7.800%, 05/15/18	50	59
Pulte Group
7.875%, 06/15/32	10	11
6.375%, 05/15/33	60	61
USG
7.875%, 03/30/20 144A	25	28
Valmont Industries
6.625%, 04/20/20	40	46

		639

Insurance — 0.6%
Aon
3.500%, 09/30/15	65	69
Berkshire Hathaway Finance
4.250%, 01/15/21	45	50
MetLife
6.400%, 12/15/66	65	74
Principal Financial Group
8.875%, 05/15/19	45	60
Prudential Financial (MTN)
4.500%, 11/15/20	55	61
Reinsurance Group of America
6.450%, 11/15/19	65	78

		392

Materials — 0.7%
ArcelorMittal
6.750%, 02/25/22	50	54
7.500%, 10/15/39	30	30
Barrick Gold
4.100%, 05/01/23 144A	25	24
Carpenter Technology
4.450%, 03/01/23	65	66
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	65	63
International Paper
7.500%, 08/15/21	70	90
Newmont Mining
3.500%, 03/15/22	55	52
Reliance Steel & Aluminum
4.500%, 04/15/23	45	45

		424

Real Estate Investment Trusts — 0.5%
Digital Realty Trust LP
5.875%, 02/01/20	55	64
Felcor Lodging LP
5.625%, 03/01/23	25	25
Health Care REIT
5.250%, 01/15/22	55	62
ProLogis LP
6.625%, 12/01/19	75	90
6.875%, 03/15/20	10	12

See Notes to Financial Statements.

P N C    B a l a n c e d    A l l o c a t i o n    F u n d

S C H E D U L E    OF    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)

CORPORATE BONDS — continued
Real Estate Investment Trusts — continued
Realty Income
5.750%, 01/15/21	$50	$58

		311

Retail — 0.7%
Advance Auto Parts
5.750%, 05/01/20	50	55
Darden Restaurants
3.350%, 11/01/22	70	67
Kroger
6.400%, 08/15/17	55	65
Limited Brands
8.500%, 06/15/19	50	61
Safeway
4.750%, 12/01/21#	105	112
Wal-Mart Stores
5.250%, 09/01/35	30	34
5.625%, 04/01/40	50	60

		454

Technology — 0.7%
Apple
2.400%, 05/03/23	80	77
Hewlett-Packard
4.375%, 09/15/21	85	86
KLA-Tencor
6.900%, 05/01/18	50	59
Mantech International
7.250%, 04/15/18	50	53
Seagate HDD Cayman
7.750%, 12/15/18	50	56
VeriSign
4.625%, 05/01/23 144A	30	30
Xerox
6.400%, 03/15/16	50	56

		417

Telecommunications — 0.4%
AT&T
6.300%, 01/15/38	65	78
GTE
6.940%, 04/15/28	85	108
SBA Telecommunications
5.750%, 07/15/20 144A	25	26
Telefonica Emisiones SA Unipersonal
3.992%, 02/16/16	50	52

		264

Transportation — 0.3%
Burlington Northern Santa Fe LLC
5.750%, 05/01/40	50	58
Florida East Coast Railway
8.125%, 02/01/17	25	27
Penske Truck Leasing LP
3.750%, 05/11/17 144A	40	43
PHI
8.625%, 10/15/18	40	43

		171

	Par (000)	Value (000)

Utilities — 0.8%
Calpine
7.875%, 01/15/23 144A	$45	$49
Duke Energy Carolinas LLC
4.000%, 09/30/42	50	48
Exelon Generation LLC
4.000%, 10/01/20	95	99
MidAmerican Energy Holdings
6.125%, 04/01/36	55	66
PPL Capital Funding
3.500%, 12/01/22	50	50
Progress Energy
7.050%, 03/15/19	35	44
Puget Energy
6.000%, 09/01/21	50	56
Toledo Edison
7.250%, 05/01/20	75	95

		507

Total Corporate Bonds (Cost $7,645)		8,040

MUNICIPAL BOND — 0.1%
Texas — 0.1%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	40	47

Total Municipal Bond (Cost $48)		47

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 6.2%
Federal Home Loan Mortgage Corporation — 0.3%
3.500%, 06/01/42	164	169

Federal National Mortgage Association — 5.1%
5.500%, 07/01/33	7	8
5.500%, 05/01/35	48	52
5.000%, 08/01/40	279	305
4.500%, 06/01/40	304	335
4.500%, 10/01/40	89	95
4.500%, 01/01/41	193	207
4.000%, 03/01/26	56	59
4.000%, 12/01/40	148	156
4.000%, 01/01/41	195	210
4.000%, 02/01/41	174	183
4.000%, 02/01/42	184	195
3.500%, 01/01/26	151	159
3.500%, 03/01/41	165	172
3.500%, 06/01/42	195	203
3.500%, 10/01/42	212	220
3.500%, 11/01/42	195	202
3.000%, 06/01/27	190	198
3.000%, 11/01/42	200	201

		3,160

Government National Mortgage Association — 0.8%
6.500%, 09/15/28	5	6
4.500%, 08/15/39	163	175
4.000%, 09/15/41	148	157
3.500%, 07/15/42	79	83

See Notes to Financial Statements.

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Government National Mortgage Association — continued
3.500%, 12/20/42	$97	$102

		523

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $3,792)		3,852

U.S. TREASURY OBLIGATIONS — 12.8%
U.S. Treasury Bonds — 1.7%
4.500%, 02/15/36	410	506
3.750%, 08/15/41	495	543

		1,049

U.S. Treasury Notes — 11.1%
4.250%, 08/15/13	550	555
2.625%, 06/30/14	105	108
2.625%, 11/15/20	80	86
2.375%, 08/31/14	1,160	1,191
2.250%, 01/31/15	200	207
2.125%, 08/15/21	70	72
2.000%, 02/15/22	40	40
1.625%, 08/15/22	550	531
1.250%, 10/31/15	55	56
1.000%, 07/15/13	800	801
1.000%, 01/15/14	1,105	1,111
0.750%, 12/15/13	240	241
0.375%, 01/15/16	1,015	1,014
0.250%, 10/31/13	825	825

		6,838

Total U.S. Treasury Obligations (Cost $7,947)		7,887

	Number of Shares

MONEY MARKET FUND — 5.6%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (E)	3,432,865	3,433

Total Money Market Fund (Cost $3,433)		3,433

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 99.6% (Cost $55,948)		61,620

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 2.4%

Money Market Fund — 2.4%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	1,485,272	$1,485

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $1,485)‡		1,485

TOTAL INVESTMENTS — 102.0% (Cost $57,433)**		63,105

Other Assets & Liabilities – (2.0)%		(1,240)

TOTAL NET ASSETS — 100.0%		$61,865

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $57,436.

Gross unrealized appreciation (000)	$7,154
Gross unrealized depreciation (000)	(1,485)

Net unrealized appreciation (000)	$5,669

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 1,431 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security has been segregated on the Fund’s books and records for open forward currency contracts.
(B)	Security fair valued using methods approved by the Board of Trustees.
(C)	Illiquid Security. Total value of illiquid securities is $0 (000) and represents 0.0% of net assets as of May 31, 2013.
(D)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2013.
(E)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $695 (000) and represents 1.1% of net assets as of May 31, 2013.

Forward Currency Contract:

Settlement	Type	Contracts to Deliver (000)		In Exchange For (000)	Contracts at Value (000)	Unrealized Appreciation (000)

11/14	Sell	JPY	45,000	$464	$450	$14
JPY — Japanese Yen

Assets in the amount of $576,341 have been segregated on the Fund’s books andrecords.

Futures Contracts:
Description		Number of Contracts		Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)

Nikkei 225®			1	$126	06/14/13	$19

				$126		$19

  Cash in the amount of $6,536 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

  Assets in the amount of $138,447 have been segregated on the Fund’s books and records.

See Notes to Financial Statements.

P N C    B a l a n c e d    A l l o c a t i o n    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Asset Backed Securities	$–	$255	$–	$255

Collateralized Mortgage Obligation	–	20	–	20

Commercial Mortgage-Backed Secu-rity	–	505	–	505

Common Stocks	24,197	–	–	24,197

Corporate Bonds	–	8,040	–	8,040

Exchange Traded Funds	7,879	–	–	7,879

Foreign Common Stocks	2,728	2,712	–	5,440

Foreign Equity Certificates	–	65	–	65

Money Market Fund	3,433	–	–	3,433

Municipal Bond	–	47	–	47

Short Term Investment Purchased with Collateral From Securities Loaned	1,485	–	–	1,485

U.S. Government Agency Mortgage- Backed Obligations	–	3,852	–	3,852

U.S. Treasury Obligations	–	7,887	–	7,887

Total Assets - Investments in Securities	$39,722	$23,383	$–	$63,105

Other Financial Instruments

Forward Currency Contract	$–	$14	$–	$14

Futures Contracts	19	–	–	19

Total Assets - Other Financial Instruments	$19	$14	$–	$33

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$1,485	$–	$1,485

Total Liabilities - Collateral Received for Loaned Securities	$–	$1,485	$–	$1,485

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P NC    I n t e r n a t i o n a l    E q u i t y    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 93.0%
Consumer Discretionary — 16.6%
ASOS PLC (United Kingdom)*	44,811	$2,640
Barratt Developments PLC (United Kingdom)*	1,166,446	5,627
Bellway PLC (United Kingdom)	285,827	5,516
Berkeley Group Holdings PLC (United Kingdom)*	49,724	1,591
Bridgestone (Japan) (A)	77,602	2,519
Christian Dior SA (France)*	25,000	4,574
Compass Group PLC (United Kingdom)	183,573	2,407
Dufry AG (Switzerland)*	10,700	1,457
Duni AB (Sweden)	305,700	2,654
Inditex SA (Spain)	6,941	859
Intime Department Store Group (China)	687,810	713
IPSOS (France)	772	28
Kingfisher PLC (United Kingdom)	63,279	330
Lottomatica Group SpA (Italy)	140,329	3,774
Luxottica Group SpA (Italy)	21,227	1,099
LVMH Moet Hennessy Louis Vuitton SA (France)	12,614	2,228
Michael Kors Holdings (Hong Kong)*	17,194	1,080
Nokian Renkaat OYJ (Finland)	37,302	1,555
Persimmon PLC (United Kingdom)	338,245	6,220
Rakuten (Japan) (A)	159,400	1,776
Swatch Group AG (The) (Switzerland)	927	528
Taylor Wimpey PLC (United Kingdom)	3,969,265	5,937
Toyota Motor (Japan)	44,200	2,580
Toyota Motor, ADR (Japan)	49,455	5,813
WPP PLC (United Kingdom)	47,451	808

		64,313

Consumer Staples — 9.0%
Anheuser-Busch InBev NV (Belgium)	7,483	689
Anheuser-Busch InBev NV, ADR (Belgium)	31,254	2,873
Asahi Group Holdings (Japan)	153,600	3,683
Associated British Foods PLC (United Kingdom)	46,500	1,274
Cia de Bebidas das Americas, ADR (Brazil)	16,656	634
Diageo PLC (United Kingdom)	48,348	1,428
Diageo PLC, ADR (United Kingdom)	14,726	1,741
Greencore Group PLC (Ireland)	3,297,541	6,513
Hengan International Group (China)	151,188	1,672
Koninklijke Ahold NV (Netherlands)	87,062	1,412
Meiji Holdings (Japan)	69,334	3,043
Nestle SA (Switzerland)	89,736	5,945
Puregold Price Club (Philippines)*	1,163,000	947
Reckitt Benckiser Group PLC (United Kingdom)	17,088	1,222
Unicharm (Japan)	25,100	1,404
Unilever NV (Netherlands)	12,038	492

		34,972

Energy — 4.9%
BG Group PLC (United Kingdom)	30,323	553
Cameco (Canada)	12,358	269
Cenovus Energy (Canada)	10,292	308
ENI SpA (Italy)	16,854	383
Etablissements Maurel et Prom (France)	123,900	2,133
Modec (Japan) (A)	68,800	2,104
Petroleum Geo-Services ASA (Norway)*	83,867	1,246
Royal Dutch Shell PLC, Cl A (Netherlands)	34,892	1,161
Sasol (South Africa)	74,150	3,307
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	13,560	1,391
Subsea 7 SA (United Kingdom)	69,284	1,526
Technip SA (France)	4,053	451

	Number of Shares	Value (000)

Thai Oil PCL (Thailand)	1,059,850	$2,240
Total SA (France)	13,622	681
Tullow Oil PLC (United Kingdom)	79,152	1,246

		18,999

Financials — 15.0%
AIA Group (Hong Kong)	393,003	1,737
AXA SA (France)	35,836	723
Bangkok Bank PCL (Thailand)	29,000	196
Bank of Yokohama (Japan)	101,993	500
Barclays PLC (United Kingdom)	258,775	1,240
BNP Paribas SA (France)	25,569	1,496
China Overseas Land & Investment (Hong Kong)	466,101	1,382
Chongqing Rural Commercial Bank, Cl H (China)	1,790,458	905
Daito Trust Construction (Japan)	4,200	391
Deutsche Bank AG (Germany)#	18,881	877
Deutsche Wohnen AG (Germany)	107,705	2,005
DNB ASA (Norway)	270,244	4,370
Hannover Rueckversicherung AG (Germany)	46,300	3,486
Hargreaves Lansdown PLC (United Kingdom)	134,271	1,957
HSBC Holdings PLC (United Kingdom)	167,269	1,835
ICICI Bank, ADR (India)	9,168	412
ING Groep NV (Netherlands)*	121,007	1,128
Intesa Sanpaolo SpA (Italy)	168,915	315
Investor AB, Cl B (Sweden)	108,845	3,125
IRF European Finance Investments (United Kingdom)* (B) (C)	284,500	–
Mitsubishi Estate (Japan) (A)	197,000	4,853
Mitsubishi UFJ Financial Group (Japan)	230,100	1,335
Mitsubishi UFJ Financial Group, ADR (Japan)	287,809	1,710
Mitsui Fudosan (Japan)	26,321	726
Muenchener Rueckversicherungs AG (Germany)	20,700	3,861
Nomura Holdings (Japan) (A)	198,700	1,507
Prudential PLC (United Kingdom)	66,287	1,115
Sony Financial Holdings (Japan)	29,300	430
Standard Chartered PLC (United Kingdom)	198,296	4,591
Svenska Handelsbanken AB, Cl A (Sweden)	120,200	5,167
Swiss Re AG (Switzerland)	22,000	1,616
Tokio Marine Holdings (Japan)	50,200	1,445
Vib Vermoegen AG (Germany)	78,412	1,005
Zurich Insurance Group AG (Switzerland)	2,784	736

		58,177

Healthcare — 8.6%
Abcam PLC (United Kingdom)	238,834	1,638
Astellas Pharma (Japan)	16,000	817
Bayer AG (Germany)	30,482	3,257
Cie Generale d’Optique Essilor International SA (France)#	8,095	891
Coloplast A/S, Cl B (Denmark)	29,750	1,701
CSL (Australia)	12,541	714
Elekta AB, Cl B (Sweden)	48,856	743
Fresenius SE & Co KGaA (Germany)	7,620	903
GlaxoSmithKline PLC (United Kingdom)	53,607	1,387
Novartis AG (Switzerland)	54,018	3,869
Novo Nordisk A/S, ADR (Denmark)	22,717	3,660
Roche Holding AG (Switzerland)	21,985	5,451
Sawai Pharmaceutical (Japan) (A)	11,600	1,274
Shire PLC, ADR (Ireland)	10,739	1,057
Sonova Holding AG (Switzerland)	12,000	1,318
Teva Pharmaceutical Industries, ADR (Israel)	106,838	4,081

See Notes to Financial Statements.

P N C    I n t e r n a t i o n a l     E q u i t y    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Healthcare — continued
Transgene SA (France)*	48,205	$662

		33,423

Industrials — 10.1%
ABB, ADR (Switzerland)#	81,771	1,782
Aggreko PLC (United Kingdom)	14,429	388
Alfa Laval AB (Sweden)	17,404	378
Ashtead Group PLC (United Kingdom)	163,641	1,550
Assa Abloy AB, Cl B (Sweden)	19,163	768
BBA Aviation PLC (United Kingdom)	290,796	1,233
Brambles (Australia)	92,125	803
Capita PLC (United Kingdom)	49,917	727
European Aeronautic Defence and Space NV (Netherlands)	5,814	335
Experian PLC (Ireland)	26,997	497
FANUC (Japan) (A)	15,035	2,214
Hexagon AB, Cl B (Sweden)	78,249	2,270
International Consolidated Airlines Group (United Kingdom)*	46,291	195
JGC (Japan)	16,995	564
Kone OYJ, Cl B (Finland)	56,900	4,998
Konecranes OYJ (Finland)	86,782	2,983
Kubota (Japan)	62,000	898
Larsen & Toubro, GDR (India)*	7,966	196
Loomis AB, Cl B (Sweden)	55,700	1,076
Mitsubishi Heavy Industries (Japan)	134,000	820
Nabtesco (Japan) (A)	71,400	1,466
Rational AG (Germany)	5,218	1,648
Safran SA (France)#	33,000	1,754
Schneider Electric SA (France)	8,117	642
SMC (Japan) (A)	8,300	1,574
Trevi Finanziaria Industriale SpA (Italy)	205,805	1,782
Vallourec SA (France)#	12,054	654
Weir Group (The) PLC (United Kingdom)	62,603	2,198
YIT OYJ (Finland)	132,938	2,583

		38,976

Information Technology — 12.4%
AAC Technologies Holdings (China)	434,456	2,449
Accenture PLC, Cl A (Ireland)	18,200	1,494
Anritsu (Japan) (A)	98,000	1,324
ARM Holdings PLC, ADR (United Kingdom)	70,951	3,113
Axis Communications AB (Sweden)#	74,866	1,955
Baidu, ADR (China)*	11,274	1,090
Blinkx PLC (United Kingdom)*	257,516	510
Cap Gemini SA (France)#	6,808	332
Dassault Systemes SA (France)#	14,450	1,811
Infosys, ADR (India)#	71,690	2,993
Murata Manufacturing (Japan)	8,499	642
NQ Mobile, ADR (China)*	164,889	1,339
Opera Software ASA (Norway)	155,550	1,163
Qihoo 360 Technology, ADR (China)*#	85,231	3,734
Samsung Electronics (South Korea)	4,817	6,490
SAP AG (Germany)#	18,485	1,383
SAP AG, ADR (Germany)#	44,400	3,261
Taiwan Semiconductor Manufacturing, ADR (Taiwan)	82,616	1,542
Telefonaktiebolaget LM Ericsson, Cl B (Sweden)	95,102	1,117

	Number of Shares	Value (000)
Tencent Holdings (China)	95,316	$3,752
Wincor Nixdorf AG (Germany)	67,358	3,791
Wirecard AG (Germany)	92,451	2,653

		47,938

Materials — 11.3%
BASF SE (Germany)	37,800	3,663
BHP Billiton PLC (United Kingdom)	36,498	1,050
BHP Billiton PLC, ADR (United Kingdom)#	36,700	2,109
CRH PLC (Ireland)	104,817	2,207
Dangote Cement PLC (Nigeria)	682,936	823
First Quantum Minerals (Canada)	60,000	1,074
HeidelbergCement AG (Germany)	16,127	1,216
Imerys SA (France)	51,252	3,204
Linde AG (Germany)#	9,419	1,804
Methanex (Canada)#	108,200	4,787
Potash of Saskatchewan (Canada)	12,612	533
Randgold Resources, ADR (Jersey)	16,069	1,260
Rexam PLC (United Kingdom)	407,245	3,260
Rio Tinto PLC (United Kingdom)	19,114	816
Rio Tinto PLC, ADR (United Kingdom)#	48,780	2,084
Showa Denko KK (Japan)	1,579,000	2,406
Solvay SA (Belgium)	18,950	2,735
Svenska Cellulosa AB, Cl B (Sweden)	26,608	661
Symrise AG (Germany)	105,130	4,284
Syngenta AG (Switzerland)	2,678	1,045
Syngenta AG, ADR (Switzerland)	33,669	2,621

		43,642

Telecommunication Services — 3.9%
Deutsche Telekom AG (Germany)	197,200	2,246
Freenet AG (Germany)*	126,219	2,697
KDDI (Japan)	83,800	3,780
Softbank (Japan) (A)	71,100	3,554
Telenor ASA (Norway)	81,800	1,721
Vodafone Group PLC (United Kingdom)	372,338	1,079

		15,077

Utilities — 1.2%
Guangdong Investment (Hong Kong)	2,784,000	2,437
National Grid PLC (United Kingdom)	59,657	709
Red Electrica SA (Spain)	28,120	1,495

		4,641

Total Foreign Common Stocks (Cost $306,614)		360,158

PREFERRED STOCK — 0.2%
Consumer Discretionary — 0.2%
Volkswagen AG (Germany)	4,723	1,026

Total Preferred Stock (Cost $828)		1,026

EXCHANGE TRADED FUNDS — 0.5%
iShares MSCI EAFE Index Fund†	6,630	398
iShares STOXX Europe 600 Banks DE†	66,199	1,561

Total Exchange Traded Funds (Cost $1,944)		1,959

See Notes to Financial Statements.

	Number of Shares	Value (000)
FOREIGN EQUITY CERTIFICATES — 0.6%
Financials — 0.4%
Yes Bank, (India), Issued by J.P. Morgan Structured Products B.V., Expires 09/21/15	188,810	$1,620

Industrials — 0.2%
Sobha Developers, (India), Issued by J.P. Morgan Structured Products B.V., Expires 01/25/18	95,100	658

Total Foreign Equity Certificates (Cost $2,350)		2,278

MONEY MARKET FUND — 5.0%

PNC Advantage Institutional Money Market Fund, Institutional Shares† (D)	19,314,809	19,315

Total Money Market Fund (Cost $19,315)		19,315

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 99.3% (Cost $331,051)		384,736
SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 7.3%

Money Market Fund — 7.3%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	28,162,197	28,162

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $28,162)‡		28,162
TOTAL INVESTMENTS — 106.6% (Cost $359,213)**		412,898
Other Assets & Liabilities – (6.6)%		(25,605)
TOTAL NET ASSETS — 100.0%		$387,293

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $360,247.

Gross unrealized appreciation (000)	$70,168
Gross unrealized depreciation (000)	(17,517)

Net unrealized appreciation (000)	$52,651

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 26,732 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security has been segregated on the Fund’s books and records for open forward currency contracts.
(B)	Security fair valued using methods approved by the Board of Trustees.
(C)	Illiquid Security. Total value of illiquid securities is $0 (000) and represents 0.0% of net assets as of May 31, 2013.
(D)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.

Forward Currency Contract:

Settlement Month	Type	Contracts to Deliver (000)		In Exchange For (000)	Contracts at Value (000)	Unrealized Appreciation (000)

11/14	Sell	JPY	1,510,000	$15,588	$15,109	$479
JPY — Japanese Yen

  Assets in the amount of $19,565,705 have been segregated on the Fund’s books and records.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)

DAX Index Future	6	$1,563	06/21/13	$71

Nikkei 225®	51	6,580	06/14/13	744

		$8,143		$815

Cash in the amount of $455,336 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $19,565,705 have been segregated on the Fund’s books and records.

See Notes to Financial Statements.

P N C    I n t e r n a t i o n a l    E q u i t y    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Exchange Traded Funds	$1,959	$–	$–	$1,959
Foreign Common Stocks	73,802	286,356	–	360,158
Foreign Equity Certificates	–	2,278	–	2,278
Money Market Fund	19,315	–	–	19,315
Preferred Stock	–	1,026	–	1,026
Short Term Investment Purchased with Collateral From Securities Loaned	28,162	–	–	28,162

Total Assets - Investments in Securities	$123,238	$289,660	$–	$412,898

Other Financial Instruments
Forward Currency Contract	$–	$479	$–	$479
Futures Contracts	815	–	–	815

Total Assets - Other Financial Instruments	$815	$479	$–	$1,294

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:
Payable for collateral received for loaned securities	$–	$28,162	$–	$28,162

Total Liabilities - Collateral Received for Loaned Securities	$–	$28,162	$–	$28,162

The Fund held securities valued at $3,155 (000) as of May 31, 2012 that were transferred from Level 2 to Level 1 of the valuation hierarchy during the fiscal year ended May 31, 2013. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that were fair value adjusted as of May 31, 2012 that are now being valued based on quoted prices as of May 31, 2013. The value of securities that were transferred to Level 1 as of May 31, 2013 is $4,255 (000).

See Notes to Financial Statements.

At May 31, 2013, country diversification of the Fund was as follows:

Country Diversification	% of Net Assets	Value (000)
Foreign Common Stocks, Preferred Stock and Equity Certificates
United Kingdom	19.3%	$74,851
Japan	14.8	57,153
Germany	11.6	45,066
Switzerland	6.8	26,367
France	5.8	22,263
Sweden	5.1	19,914
China	4.0	15,654
Finland	3.1	12,120
Ireland	3.0	11,768
South Africa	2.5	9,797
Norway	2.2	8,499
Italy	1.9	7,354
Canada	1.8	6,972
Hong Kong	1.7	6,636
Belgium	1.6	6,297
India	1.5	5,879
Denmark	1.4	5,361
Netherlands	1.2	4,528
Israel	1.1	4,081
Thailand	0.6	2,436
Spain	0.6	2,354
Taiwan	0.4	1,542
Australia	0.4	1,516
Austria	0.4	1,391
Jersey	0.3	1,259
Philippines	0.3	947
Nigeria	0.2	823
Brazil	0.2	634

Total Foreign Common Stocks, Preferred Stock and Equity Certificates	93.8	363,462
Exchange Traded Funds	0.5	1,959
Affiliated Money Market Fund	5.0	19,315

Total Investments Before Short Term Investment Purchased with Collateral for Loaned Securities	99.3	384,736
Short Term Investment Purchasedwith Collateral for Loaned Securities	7.3	28,162

Total Investments	106.6	412,898
Other Assets and Liabilities	(6.6)	(25,605)

Net Assets	100.0%	$387,293

See Notes to Financial Statements.

P N C    L a r g e    C a p    C o r e    E q u i t y    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — 97.6%
Consumer Discretionary — 13.0%
CBS, Cl B	6,500	$322
Comcast, Cl A	13,630	547
D.R. Horton	11,530	281
Home Depot (The)	7,200	566
Macy’s	10,270	496
NIKE, Cl B	5,030	310
Polaris Industries	3,150	301
PVH	2,940	339
Walt Disney (The)	5,240	331
Wyndham Worldwide	5,460	317

		3,810

Consumer Staples — 11.1%
Altria Group	11,740	424
Coca-Cola (The)	13,400	536
ConAgra Foods	11,950	403
CVS Caremark	7,650	440
Hershey (The)	6,990	623
Procter & Gamble (The)	10,694	821

		3,247

Energy — 8.9%
Chevron	6,790	834
Ensco PLC, CI A (United Kindom)	4,610	277
Exxon Mobil	6,817	617
Halliburton	7,340	307
Helmerich & Payne	5,030	311
Valero Energy	6,920	281

		2,627

Financials — 17.0%
American Express	6,483	491
Chubb (The)	5,181	451
Citigroup	10,210	531
Discover Financial Services	6,710	318
Fifth Third Bancorp	21,810	397
Goldman Sachs Group (The)	2,390	387
Invesco (Bermuda)	10,480	354
JPMorgan Chase	14,050	767
M&T Bank#	2,940	308
State Street	4,610	305
Wells Fargo	16,572	672

		4,981

Healthcare — 11.4%
Aetna	8,110	490
Allergan	3,350	333
Becton Dickinson	3,150	311
Cooper (The)	2,940	332
Johnson & Johnson	7,339	618
Pfizer	21,201	577
ResMed#	7,550	363
Shire PLC, ADR (Ireland)	3,191	314

		3,338

Industrials — 10.3%
B/E Aerospace*	4,830	306
Boeing (The)	3,740	370
General Electric	32,764	764
Hertz Global Holdings*	12,370	320
Jacobs Engineering Group*	5,870	335

	Number of Shares	Value (000)
Union Pacific	3,495	$540
United Technologies	4,210	400

		3,035

Information Technology — 17.0%
Accenture PLC, Cl A (Ireland)	3,980	327
Apple	1,224	550
Avnet*	8,180	279
Cisco Systems	21,340	514
eBay*	6,710	363
EMC	11,813	293
Google, Cl A*	389	339
Intel	12,073	293
International Business Machines	1,966	409
Microsoft	9,730	339
Oracle	14,883	502
QUALCOMM	7,870	500
Visa, Cl A	1,590	283

		4,991

Materials — 4.0%
CF Industries Holdings	1,200	229
Eastman Chemical	5,460	391
International Paper	6,080	281
Monsanto	2,830	285

		1,186

Telecommunication Services — 2.0%
Verizon Communications	11,950	579

Utilities — 2.9%
Edison International	7,330	337
Wisconsin Energy	12,380	505

		842
Total Common Stocks (Cost $24,932)		28,636

EXCHANGE TRADED FUND — 1.1%
SPDR S&P 500 ETF Trust	2,000	326
Total Exchange Traded Fund (Cost $332)		326

MONEY MARKET FUND — 0.2%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	62,983	63
Total Money Market Fund (Cost $63)		63
Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 98.9% (Cost $25,327)		29,025

See Notes to Financial Statements.

	Number of Shares	Value (000)
SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 2.3%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	685,800	$686
Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $686)‡		686

TOTAL INVESTMENTS — 101.2% (Cost $26,013)**		29,711
Other Assets & Liabilities – (1.2)%		(352)
TOTAL NET ASSETS — 100.0%		$29,359

* Non-income producing security

** Aggregate cost for Federal income tax purposes is (000) $ 26,044.

Gross unrealized appreciation (000)	$4,028
Gross unrealized depreciation (000)	(361)

Net unrealized appreciation (000)	$3,667

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 655 (000).
‡	See Note 9 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:
Common Stocks	$28,636	$–	$–	$28,636
Exchange Traded Fund	326	–	–	326
Money Market Fund	63	–	–	63
Short Term Investment Purchased with Collateral From Securities Loaned	686	–	–	686

Total Assets - Investments in Securities	$29,711	$–	$–	$29,711

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:
Payable for collateral received for loaned securities	$–	$686	$–	$686

Total Liabilities - Payable for collateral received for loaned securities	$–	$686	$–	$686

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    L a r g e    C a p    G r o w t h    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    31 ,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — 98.0%
Consumer Discretionary — 18.1%
CBS, Cl B	21,460	$1,062
Comcast, Cl A	20,980	842
D.R. Horton	37,960	925
Foot Locker	24,150	829
Home Depot (The)	24,680	1,941
Macy’s	21,050	1,018
Michael Kors Holdings (Hong Kong)*	11,950	751
NIKE, Cl B	13,860	855
Polaris Industries	10,180	972
PVH	10,130	1,167
Walt Disney (The)	18,190	1,147
Wyndham Worldwide	15,070	876

		12,385

Consumer Staples — 12.6%
Altria Group	66,900	2,415
Coca-Cola (The)	46,992	1,879
Coca-Cola Enterprises	32,490	1,207
CVS Caremark	14,520	836
Hershey (The)	13,630	1,215
Procter & Gamble (The)	13,940	1,070

		8,622

Energy — 3.0%
EOG Resources	5,120	661
Helmerich & Payne	10,510	649
Valero Energy	19,100	776

		2,086

Financials — 5.6%
Allstate (The)	18,240	880
American Express	11,420	865
Camden Property Trust REIT	12,860	891
Franklin Resources	4,110	636
Goldman Sachs Group (The)	3,640	590

		3,862

Healthcare — 12.3%
Baxter International	10,130	712
Becton Dickinson	10,320	1,018
Biogen Idec*	2,790	663
Celgene*	10,919	1,350
Cooper (The)	8,310	939
Johnson & Johnson	8,060	678
Omnicare	16,570	763
ResMed#	15,800	758
Shire PLC, ADR (Ireland)	8,690	856
St. Jude Medical	15,240	659

		8,396

Industrials — 13.7%
AMETEK	24,750	1,068
B/E Aerospace*	13,100	831
Boeing (The)	12,710	1,259
Equifax	11,190	682
Hertz Global Holdings*	36,780	950
Jacobs Engineering Group*	15,200	866
Union Pacific	9,770	1,511
United Rentals*	17,580	999

	Number of Shares	Value (000)

United Technologies	12,613	$1,197

		9,363

Information Technology — 27.7%
Accenture PLC, Cl A (Ireland)	9,280	762
Amphenol, Cl A	13,500	1,052
Apple (A)	5,918	2,660
Avnet*	23,870	815
Cisco Systems	35,080	845
eBay*	29,640	1,604
EMC	31,479	779
Google, Cl A*	1,920	1,671
Intel	20,900	507
International Business Machines	7,021	1,461
Microsoft	49,230	1,717
Oracle	50,476	1,704
QUALCOMM	23,170	1,471
Visa, Cl A	6,985	1,244
Western Digital	9,710	615

		18,907

Materials — 4.1%
CF Industries Holdings	2,960	565
Eastman Chemical	9,460	679
International Paper	13,330	615
Monsanto	9,110	917

		2,776

Telecommunication Services — 0.9%
Verizon Communications	13,000	630

Total Common Stocks
(Cost $53,650)		67,027

MONEY MARKET FUND — 1.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (A)	664,292	664

Total Money Market Fund
(Cost $664)		664

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 99.0%
(Cost $54,314)		67,691
SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 1.2%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	791,862	792

Total Short Term Investment Purchased with Collateral From Securities Loaned
(Cost $792)‡		792

TOTAL INVESTMENTS — 100.2%
(Cost $55,106)**		68,483
Other Assets & Liabilities – (0.2)%		(137)
TOTAL NET ASSETS — 100.0%		$68,346

See Notes to Financial Statements.

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 55,107.

Gross unrealized appreciation (000)	$13,629
Gross unrealized depreciation (000)	(253)

Net unrealized appreciation (000)	$13,376

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 745 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)

S&P 500® Composite Index	11	$886	06/21/13	$10

  Cash in the amount of $21,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

  Assets in the amount of $974,489 have been segregated on the Fund’s books and records.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Common Stocks	$67,027	$–	$–	$67,027

Money Market Fund	664	–	–	664

Short Term Investment Purchased with Collateral From Securities Loaned	792	–	–	792

Total Assets - Investments in Securities	$68,483	$–	$–	$68,483

Other Financial Instruments

Futures Contracts	$10	$–	$–	$10

Total Assets Other Financial Instruments	$10	$–	$–	$10

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$792	$–	$792

Total Liabilities - Collateral Received for Loaned Securities	$–	$792	$–	$792

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    L a r g e    C a p    V a l u e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — 99.8%
Consumer Discretionary — 9.4%
Comcast, Cl A	38,490	$1,545
D.R. Horton	49,190	1,198
Home Depot (The)	19,640	1,545
PVH	11,490	1,324
Walt Disney (The)	35,540	2,242
Wyndham Worldwide	18,470	1,074
Wynn Resorts	14,780	2,008

		10,936

Consumer Staples — 7.9%
Coca-Cola (The)	27,790	1,111
Coca-Cola Enterprises	40,450	1,503
ConAgra Foods	36,820	1,240
CVS Caremark	34,500	1,987
Procter & Gamble (The)	42,650	3,274

		9,115

Energy — 14.1%
Chevron	37,320	4,581
Exxon Mobil	56,170	5,081
Halliburton	39,280	1,644
Helmerich & Payne	16,000	988
Plains All American Pipeline LP	26,130	1,468
Valero Energy	37,041	1,505
Whiting Petroleum*	22,200	1,023

		16,290

Financials — 28.7%
Allstate (The)	26,410	1,274
Camden Property Trust REIT	17,370	1,203
Chubb (The)	18,570	1,617
Citigroup	68,390	3,555
Discover Financial Services	48,077	2,279
Fidelity National Financial, Cl A	43,210	1,137
Fifth Third Bancorp	91,120	1,658
Franklin Resources	9,920	1,536
Goldman Sachs Group (The)	14,720	2,386
IntercontinentalExchange*	9,530	1,632
JPMorgan Chase	85,229	4,653
Lincoln National	52,450	1,870
MetLife	47,130	2,084
Regions Financial	254,530	2,324
Wells Fargo	98,168	3,981

		33,189

Healthcare — 11.2%
Aetna	32,050	1,935
Cooper (The)	18,070	2,042
Johnson & Johnson	38,090	3,206
Merck	28,710	1,341
Omnicare	28,970	1,334
Pfizer	62,880	1,712
St. Jude Medical	31,920	1,380

		12,950

Industrials — 10.3%
Boeing (The)	16,200	1,604
General Electric	159,850	3,728
Hertz Global Holdings*	59,870	1,546
Jacobs Engineering Group*	25,830	1,473
Union Pacific	8,150	1,260

	Number of Shares	Value (000)

United Rentals*	21,700	$1,233
United Technologies	11,200	1,063

		11,907

Information Technology — 7.0%
Avnet*	38,990	1,332
Cisco Systems	113,359	2,730
Corning	103,680	1,593
Intel	48,220	1,171
Visa, Cl A	7,470	1,331

		8,157

Materials — 4.3%
CF Industries Holdings	5,690	1,086
Eastman Chemical	17,170	1,232
International Paper	25,640	1,183
Lyondellbasell Industries NV, Cl A	22,160	1,477

		4,978

Telecommunication Services — 2.2%
Rogers Communications Cl B	23,100	1,046
Verizon Communications	31,310	1,518

		2,564

Utilities — 4.7%
Edison International	39,513	1,815
National Fuel Gas	21,360	1,307
Wisconsin Energy	55,880	2,281

		5,403

Total Common Stocks
(Cost $105,776)		115,489

EXCHANGE TRADED FUND — 0.1%
iShares Russell 1000 Value Index Fund†	1,500	127

Total Exchange Traded Fund
(Cost $125)		127

MONEY MARKET FUND — 0.1%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	39,578	40

Total Money Market Fund
(Cost $40)		40
TOTAL INVESTMENTS — 100.0%
(Cost $105,941)**		115,656
Other Assets & Liabilities – 0.0%		33
TOTAL NET ASSETS — 100.0%		$115,689

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $105,952.

Gross unrealized appreciation (000)	$10,691
Gross unrealized depreciation (000)	(987)

Net unrealized appreciation (000)	$9,704

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Common Stocks	$115,489	$–	$–	$115,489

Exchange Traded Fund	127	–	–	127

Money Market Fund	40	–	–	40

Total Assets - Investments in Securities	$115,656	$–	$–	$115,656

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    M i d    C a p    V a l u e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — 97.5%
Consumer Discretionary — 17.8%
Aaron’s	18,350	$515
American Axle & Manufacturing Holdings*	34,459	613
CarMax*	7,211	337
Coach	3,039	177
Dollar Tree*	4,580	220
HSN	4,082	232
Madison Square Garden (The), Cl A*	5,274	309
Penn National Gaming*	5,677	313

		2,716

Consumer Staples — 2.2%
TreeHouse Foods*	5,085	333

Energy — 14.0%
Atwood Oceanics*	8,967	471
Ensco PLC, Cl A (United Kindom)	8,988	541
National Oilwell Varco	4,371	307
Oil States International*	6,699	660
World Fuel Services	3,821	155

		2,134

Financials — 32.5%
Affiliated Managers Group*	1,964	322
AmTrust Financial Services	12,534	414
Bank of the Ozarks	10,708	467
Credit Acceptance*	2,402	273
Discover Financial Services	12,418	589
Eagle Bancorp*	25,102	565
Encore Capital Group*	9,448	337
Home BancShares	12,758	537
Portfolio Recovery Associates*	3,592	547
Prosperity Bancshares	3,156	158
RLI	6,336	476
ViewPoint Financial Group	14,141	268

		4,953

Healthcare — 2.9%
Catamaran*	4,315	212
MWI Veterinary Supply*	1,889	230

		442

Industrials — 21.4%
Actuant, Cl A	9,515	323
B/E Aerospace*	3,560	226
Colfax*	6,614	330
EnerSys	7,048	351
Esterline Technologies*	4,096	301
Genesee & Wyoming, Cl A*	1,673	149
Joy Global	4,773	258
Norfolk Southern	4,019	308
Parker Hannifin	3,033	303
Regal-Beloit	3,741	253
TransDigm Group*	1,016	148
Triumph Group	4,007	311

		3,261

Information Technology — 6.7%
OSI Systems*	8,296	480
Trimble Navigation*	9,615	268

	Number of Shares	Value (000)

WEX*	3,823	$283

		1,031

Total Common Stocks
(Cost $14,065)		14,870

MONEY MARKET FUND — 2.6%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	397,846	398

Total Money Market Fund
(Cost $398)		398
TOTAL INVESTMENTS — 100.1%
(Cost $14,463)**		15,268
OtherAssets & Liabilities – (0.1)%		(15)
TOTAL NET ASSETS — 100.0%		$15,253

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $14,462.

Gross unrealized appreciation (000)	$1,100
Gross unrealized depreciation (000)	(294)

Net unrealized appreciation (000)	$806

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Common Stocks	$14,870	$–	$–	$14,870

Money Market Fund	398	–	–	398

Total Assets - Investments in Securities	$15,268	$–	$–	$15,268

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    M u l t i - F a c t o r    S m a l l    C a p    C o r e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y     3 1,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — 92.7%
Consumer Discretionary — 14.0%
AFC Enterprises*	4,313	$157
AMC Networks, Cl A*	3,867	248
Ascent Capital Group, Cl A*	2,559	186
Brookfield Residential Properties*	7,400	163
Cheesecake Factory (The)	6,024	240
Chico’s FAS	12,685	229
Churchill Downs	3,004	252
Cooper Tire & Rubber	6,430	166
Domino’s Pizza	4,344	257
Drew Industries*	4,979	188
DSW, Cl A	2,121	157
Fifth & Pacific*	4,796	103
Pier 1 Imports	7,127	165
Pool	4,229	218
Sonic Automotive, Cl A	10,001	228
Standard Motor Products	7,956	269

		3,226

Consumer Staples — 3.9%
Prestige Brands Holdings*	12,234	360
Sanderson Farms	5,751	396
Spectrum Brands Holdings	2,191	132

		888

Energy — 3.5%
Bonanza Creek Energy*	7,292	271
Bristow Group	4,182	263
Calumet Specialty Products Partners LP	4,156	142
Helix Energy Solutions Group*	5,283	126

		802

Financials — 18.3%
Allied World Assurance Company Holdings AG (Switzerland)	2,362	211
Altisource Portfolio Solutions SA (Luxembourg)*	1,553	147
Aspen Insurance Holdings (Bermuda)	5,744	211
Cardinal Financial	9,106	138
Chemical Financial	9,316	243
Chesapeake Lodging Trust REIT	10,198	230
CNO Financial Group	25,138	310
Coresite Realty REIT	7,639	245
Encore Capital Group*	6,075	217
Endurance Specialty Holdings	3,135	158
Federal Agricultural Mortgage, Cl C	4,226	127
First Interstate Bancsystem	8,239	163
Forestar Group*	10,823	250
Navigators Group (The)*	3,259	190
New Residential Investment	16,867	115
Newcastle Investment REIT	16,867	85
Ocwen Financial*	1,781	76
Omega Healthcare Investors REIT	2,521	82
Portfolio Recovery Associates*	2,253	343
Protective Life	6,006	232
Universal Health Realty Income Trust REIT	3,347	151
Virtus Investment Partners*	1,300	302

		4,226

Healthcare — 11.8%
Alere*	7,701	197
Analogic	1,891	150
Bio-Reference Labs*#	3,857	119

	Number of Shares	Value (000)

Cantel Medical	5,130	$175
Hanger*	6,891	220
Health Management Associates, Cl A*	6,721	93
Icon PLC (Ireland)*	5,034	173
Jazz Pharmaceuticals PLC (Ireland)*	3,009	204
Magellan Health Services*	2,754	150
Molina Healthcare*	4,470	169
Myriad Genetics*	5,001	160
Neogen*	4,038	220
Santarus*	11,498	256
Taro Pharmaceutical Industries (Israel)*	3,755	220
U.S. Physical Therapy	8,071	227

		2,733

Industrials — 16.9%
Aceto	22,898	292
Aircastle	11,210	177
Alamo Group	3,912	166
Alaska Air Group*	2,296	131
Allegiant Travel*	2,083	193
AMERCO*	756	130
Applied Industrial Technologies	4,830	232
Armstrong World Industries*	2,701	140
Avis Budget Group*	4,263	141
Barrett Business Services	5,473	319
DXP Enterprises*	3,696	218
EMCOR Group	5,266	209
HEICO	2,267	115
Hyster-Yale Materials Handling	2,888	179
ITT	7,310	220
Middleby*	1,872	306
Multi-Color	4,323	127
Old Dominion Freight Line*	2,848	123
SkyWest	7,435	104
UniFirst	2,536	241
US Airways Group*#	7,321	129

		3,892

Information Technology — 15.5%
3D Systems*	4,127	200
ARRIS Group*	16,004	242
Blucora*	11,507	210
Bottomline Technologies*	4,885	135
CACI International, Cl A*	1,845	118
CommVault Systems*	1,172	82
Computer Task Group	12,476	279
CoreLogic*	4,073	107
ePlus*	5,596	278
FEI	2,018	145
Himax Technologies, ADR#	37,497	270
Magnachip Semiconductor (South Korea)*	16,072	297
Measurement Specialties*	3,564	159
Netscout Systems*	4,773	116
NeuStar, ClA*	4,759	231
SS&C Technologies Holdings*	3,232	102
Tyler Technologies*	4,299	297
ValueClick*	6,292	166
Zebra Technologies, Cl A*	3,293	150

		3,584

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — 6.1%
American Vanguard	6,583	$200
Berry Plastics Group*	6,854	144
KapStone Paper and Packaging*	8,017	233
Minerals Technologies	6,350	270
PolyOne	11,479	295
Schweitzer-Mauduit International	5,692	274

		1,416

Telecommunication Services — 0.5%
Cogent Communications Group	4,273	117

Utilities — 2.2%
American States Water	3,991	212
Portland General Electric	4,929	150
Vectren	4,206	145

		507

Total Common Stocks (Cost $15,501)		21,391

EXCHANGE TRADED FUND — 1.5% iShares Russell 2000 Index Fund†#	3,595	352

Total Exchange Traded Fund (Cost $338)		352

	Number of Shares	Value (000)
MONEY MARKET FUND — 5.7%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	1,321,010	$1,321

Total Money Market Fund (Cost $1,321)		1,321

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 99.9% (Cost $17,160)		23,064

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 2.9%
Money Market Fund — 2.9%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	673,647	674

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $674)‡		674

TOTAL INVESTMENTS — 102.8% (Cost $17,834)**		23,738
Other Assets & Liabilities – (2.8)%		(646)
TOTAL NET ASSETS — 100.0%		$23,092

* Non-income producing security
**Aggregate cost for Federal income tax purposes is (000) $17,810.

Gross unrealized appreciation (000)	$6,008
Gross unrealized depreciation (000)	(80)

Net unrealized appreciation (000)	$5,928

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 650 (000).
‡	See Note 9 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Common Stocks	$21,391	$–	$–	$21,391

Exchange Traded Fund	352	–	–	352

Money Market Fund	1,321	–	–	1,321

Short Term Investment Purchased with Collateral From Securities Loaned	674	–	–	674

Total Assets - Investments in Securities	$23,738	$–	$–	$23,738

See Notes to Financial Statements.

P N C    M u l t i - F a c t o r    S m a l l    C a p    C o r e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,     2 0 1 3

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$674	$–	$674

Total Liabilities - Collateral Received for Loaned Securities	$–	$674	$–	$674

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    M u l t i - F a c t o r    S m a l l    C a p    G r o w t h    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — 98.9%
Consumer Discretionary — 15.2%
AMC Networks, Cl A*	3,596	$230
Brinker International	5,964	234
Cedar Fair LP	5,817	238
Churchill Downs	4,440	373
Cinemark Holdings	10,973	322
Cracker Barrel Old Country Store	5,141	460
Destination Maternity	6,915	172
Domino’s Pizza	7,564	448
DSW, Cl A	2,743	203
Group 1 Automotive	2,714	172
HSN	4,493	256
Movado Group	10,817	391
NACCO Industries, Cl A	2,097	117
Papa John’s International*	5,054	326
Standard Motor Products	7,056	238
Sturm Ruger#	3,638	183

		4,363

Consumer Staples — 3.1%
Cal-Maine Foods	4,108	184
Hain Celestial Group (The)*	2,755	183
J&J Snack Foods	2,748	209
Prestige Brands Holdings*	11,063	325

		901

Energy — 5.6%
Bonanza Creek Energy*	7,168	266
Bristow Group	4,598	289
CVR Energy	4,015	252
Dril-Quip*	2,089	189
EQT Midstream Partners LP#	8,141	398
SemGroup, Cl A	3,856	202

		1,596

Financials — 7.7%
AllianceBernstein Holding LP#	6,880	174
Altisource Asset Management (Virgin Islands)*	326	91
Cathay General Bancorp	15,857	322
Chesapeake Lodging Trust REIT	12,786	288
HomeStreet*	12,645	289
LTC Properties REIT	3,613	150
MarketAxess Holdings	6,105	265
Universal Health Realty Income Trust REIT	3,575	162
Virtus Investment Partners*	1,961	455

		2,196

Healthcare — 18.6%
Alkermes PLC (Ireland)*	8,320	260
Analogic	4,232	336
ArthroCare*	10,049	341
Cambrex*	21,780	300
Cantel Medical	11,471	390
Capital Senior Living*	9,231	242
Chemed	1,693	118
Cubist Pharmaceuticals*	3,742	206
Cyberonics*	3,325	159
Jazz Pharmaceuticals PLC (Ireland)*	2,346	159
Ligand Pharmaceuticals, Cl B*	16,736	501
MedAssets*	14,322	235
Medicines (The)*	10,085	325
Molina Healthcare*	6,286	238

	Number of Shares	Value (000)

Omnicell*	12,750	$231
PAREXEL International*	8,471	387
Salix Pharmaceuticals*	2,570	156
Taro Pharmaceutical Industries (Israel)*	4,526	265
Teleflex	2,408	189
US Physical Therapy	10,263	288

		5,326

Industrials — 19.7%
Actuant, Cl A	3,505	119
Alaska Air Group*	5,245	298
AMERCO*	2,461	424
Applied Industrial Technologies	6,494	312
Belden	3,223	172
CAI International*	8,127	208
Chart Industries*	1,780	173
Colfax*	3,020	151
Deluxe	5,839	218
Dycom Industries*	13,205	300
G&K Services, Cl A	3,842	186
Hyster-Yale Materials Handling	3,779	233
ITT	10,338	312
Middleby*	1,073	175
Mueller Industries	6,623	361
Park-Ohio Holdings*	6,818	254
PowerSecure International*	11,703	158
Roadrunner Transportation Systems*	9,515	264
Saia*	9,898	473
Teledyne Technologies*	5,414	418
Tennant	2,885	142
US Airways Group*#	9,763	172
Wabtec	1,048	115

		5,638

Information Technology — 22.1%
ACI Worldwide*	4,277	199
ARRIS Group*	19,095	289
ATMI*	9,318	222
AVG Technologies NV (Netherlands)*#	17,074	311
Cardtronics*	6,684	191
CoreLogic*	7,382	193
CoStar Group*	1,567	175
InterXion Holding NV (Netherlands)*	10,140	278
Jack Henry & Associates	5,439	255
Littelfuse	1,761	129
Magnachip Semiconductor (South Korea)*	16,042	297
MAXIMUS	4,012	299
MTS Systems	5,628	340
Netscout Systems*	12,140	296
NeuStar, ClA*	7,359	357
NICE Systems, ADR	5,851	216
PDF Solutions*	14,794	271
Power Integrations	4,839	207
Semtech*	6,304	230
Synaptics*	3,345	138
Syntel*	6,191	396
Ultratech*	8,111	296
ValueClick*	13,523	356
Vantiv, Cl A*	8,693	231
WEX*	2,186	162

		6,334

See Notes to Financial Statements.

P N C    M u l t i - F a c t o r    S m a l l    C a p    G r o w t h    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — 6.9%
AEP Industries*	3,977	$332
American Vanguard	11,933	363
Chemtura*	6,347	145
H.B. Fuller	9,399	391
Minerals Technologies	6,284	268
Neenah Paper	8,008	251
Worthington Industries	6,415	221

		1,971

Total Common Stocks (Cost $21,295)		28,325

EXCHANGE TRADED FUND — 0.6% iShares Russell 2000 Index Fund†#	1,744	171

Total Exchange Traded Fund (Cost $165)		171

MONEY MARKET FUND — 0.5%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	150,598	151

Total Money Market Fund (Cost $151)		151

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 100.0% (Cost $21,611)		28,647

	Number of Shares	Value (000)
SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 5.0%
Money Market Fund — 5.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	1,432,312	$1,432

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $1,432)‡		1,432

TOTAL INVESTMENTS — 105.0% (Cost $23,043)**		30,079
Other Assets & Liabilities – (5.0)%		(1,424)
TOTAL NET ASSETS — 100.0%		$28,655

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 23,022.

Gross unrealized appreciation (000)	$7,149
Gross unrealized depreciation (000)	(92)

Net unrealized appreciation (000)	$7,057

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 1,388 (000).
‡	See Note 9 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Common Stocks	$28,325	$–	$–	$28,325

Exchange Traded Fund	171	–	–	171

Money Market Fund	151	–	–	151

Short Term Investment Purchased with Collateral From Securities Loaned	1,432	–	–	1,432

Total Assets - Investments in Securities	$30,079	$–	$–	$30,079

See Notes to Financial Statements.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$1,432	$–	$1,432

Total Liabilities - Collateral Received for Loaned Securities	$–	$1,432	$–	$1,432

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    M u l t i - F a c t o r    S m a l l    C a p    V a l u e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — 99.9%
Consumer Discretionary — 12.0%
Big Lots*	2,511	$85
Brinker International	5,244	206
CROCS*	5,663	100
Gray Television*	14,216	85
Iconix Brand Group*	12,522	377
Lithia Motors, Cl A	4,761	248
Mission West Escrow Shares (A)	32,992	–
Movado Group	2,690	97
Multimedia Games Holding*	4,782	122
Smith & Wesson Holding*	19,286	176
Standard Motor Products	7,871	266
Tenneco*	13,011	577
VOXX International*	37,797	420

		2,759

Consumer Staples — 1.2%
Inter Parfums	3,094	93
Susser Holdings*	3,858	183

		276

Energy — 6.0%
Adams Resources & Energy	1,884	118
Calumet Specialty Products Partners LP	9,100	311
Delek US Holdings	4,048	146
Renewable Energy Group*	24,208	327
SemGroup, Cl A	4,755	249
Western Refining	6,871	229

		1,380

Financials — 39.7%
Allied World Assurance Company Holdings AG (Switzerland)	2,162	193
Altisource Asset Management (Virgin Islands)*	441	124
American Equity Investment Life Holding	14,815	240
Banco Latinoamericano de Comercio Exterior SA, Cl E (Panama)	3,941	90
Banner	6,180	198
C&F Financial	5,512	265
CapitalSource	27,568	259
Citizens & Northern	21,895	427
CNO Financial Group	20,403	252
Community Bank System	3,492	103
Coresite Realty REIT	8,128	261
Dime Community Bancshares	6,121	88
FBR*	19,628	475
Federated Investors, Cl B#	9,474	262
FirstMerit	9,316	176
Fulton Financial	14,172	163
Granite Real Estate Investment Trust (Canada)	6,762	250
Heartland Financial USA	3,690	101
Horace Mann Educators	12,366	300
Invesco Mortgage Capital REIT	26,088	487
KKR Financial Holdings LLC	19,508	205
Lakeland Financial	3,460	95
LTC Properties REIT	8,211	342
Medallion Financial	21,929	326
National Health Investors REIT	4,994	311
New Residential Investment	49,378	338
Newcastle Investment REIT	106,745	540
Portfolio Recovery Associates*	802	122
Potlatch REIT	1,750	80

	Number of Shares	Value (000)

Prosperity Bancshares	4,305	$216
Provident Financial Holdings	7,997	122
Retail Properties of America REIT	10,174	155
Starwood Property Trust REIT	4,066	103
Symetra Financial	31,651	442
Tree.com*	28,174	555
Washington Banking	24,425	333
Xinyuan Real Estate, ADR (Cayman Islands)	23,157	102

		9,101

Healthcare — 5.4%
Addus HomeCare*	21,825	393
Amsurg*	2,920	104
Capital Senior Living*	3,755	98
Lannett*	9,948	114
Team Health Holdings*	13,800	539

		1,248

Industrials — 10.6%
Aercap Holdings NV (Netherlands)*	6,200	108
AO Smith	4,934	193
Barrett Business Services	2,687	157
Fly Leasing, ADR (Ireland)	10,333	166
Hexcel*	10,406	362
Huntington Ingalls Industries	3,350	185
Lennox International	1,526	98
Macquarie Infrastructure LLC	2,178	119
Park-Ohio Holdings*	6,244	232
Republic Airways Holdings*	10,777	116
Triumph Group	1,950	151
UniFirst	918	87
US Airways Group*#	25,805	453

		2,427

Information Technology — 13.6%
AOL*	4,607	160
CACI International, Cl A*	4,016	258
Cirrus Logic*	7,706	141
Comtech Telecommunications	7,783	205
Convergys	5,720	104
First Solar*	2,635	143
Globecomm Systems*	18,488	237
Hackett Group (The)	16,982	86
Kulicke & Soffa Industries*	49,387	612
Magnachip Semiconductor (South Korea)*	8,960	166
Perfect World, ADR (Cayman Islands)	9,820	151
Sanmina*	28,610	388
Silicon Motion Technology, ADR (Taiwan)#	7,980	90
SYNNEX*	5,777	234
Tessco Technologies	5,946	136

		3,111

Materials — 4.7%
AEP Industries*	3,169	265
Handy & Harman*	26,494	427
Primero Mining (Canada)*	17,897	96
Worthington Industries	8,155	280

		1,068

Telecommunication Services — 1.5%
IDT, Cl B*	15,312	266

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Telecommunication Services — continued
Telecom Argentina SA, ADR (Argentina)*	5,411	$82

		348

Utilities — 5.2%
Cleco	5,114	233
El Paso Electric	4,212	151
NorthWestern	8,379	345
Otter Tail	3,702	101
Piedmont Natural Gas	8,061	272
Portland General Electric	2,796	85

		1,187

Total Common Stocks
(Cost $19,191)		22,905

MONEY MARKET FUND — 0.2%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	59,415	59

Total Money Market Fund
(Cost $59)		59

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 100.1%
(Cost $19,250)		22,964

	Number of Shares	Value (000)
SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 3.6%
Money Market Fund — 3.6%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	821,850	$822

Total Short Term Investment Purchased with Collateral From Securities Loaned
(Cost $822)‡		822

TOTAL INVESTMENTS — 103.7%
(Cost $20,072)**		23,786
OtherAssets & Liabilities – (3.7)%		(854)
TOTAL NET ASSETS — 100.0%		$22,932

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 20,055.

Gross unrealized appreciation (000)	$4,381
Gross unrealized depreciation (000)	(650)

Net unrealized appreciation (000)	$3,731

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 795 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Security fair valued using methods approved by the Board of Trustees.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Common Stocks	$22,905	$–	$–	$22,905

Money Market Fund	59	–	–	59

Short Term Investment Purchasedwith Collateral From Securities Loaned	822	–	–	822

Total Assets - Investments in Securities	$23,786	$–	$–	$23,786

See Notes to Financial Statements.

P N C    M u l t i - F a c t o r    S m a l l    C a p    V a l u e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1,     2 0 1 3

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received forloaned securities	$–	$822	$–	$822

Total Liabilities - Collateral Receivedfor Loaned Securities	$–	$822	$–	$822

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    S & P    5 0 0    I n d e x    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y     3 1,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — 96.3%
Consumer Discretionary — 11.5%
Abercrombie & Fitch, Cl A	667	$33
Amazon.com*	3,242	872
Apollo Group, Cl A*	2,064	41
AutoNation*	371	17
AutoZone*	295	121
Bed Bath & Beyond*	1,908	130
Best Buy	2,344	65
BorgWarner*	890	72
Cablevision Systems, Cl A	1,802	27
CarMax*	1,969	92
Carnival (Panama)	3,990	132
CBS, Cl B	5,016	248
Chipotle Mexican Grill*	258	93
Coach	2,737	160
Comcast, Cl A	22,651	909
D.R. Horton	2,266	55
Darden Restaurants	1,081	56
Delphi Automotive PLC (Jersey)	2,379	116
DIRECTV*	4,715	288
Discovery Communications, Cl A*	2,139	169
Dollar General*	2,729	144
Dollar Tree*	2,015	97
Expedia	802	46
Family Dollar Stores	832	51
Ford Motor	32,758	514
Fossil*	431	46
GameStop, Cl A	1,156	38
Gannett	1,913	41
Gap (The)	2,842	115
Garmin (Switzerland)	927	32
Genuine Parts	1,301	101
Goodyear Tire & Rubber (The)*	2,035	31
H&R Block	1,341	39
Harley-Davidson	1,873	102
Harman International Industries	581	31
Hasbro	979	44
Home Depot (The)	13,129	1,033
International Game Technology	2,334	42
Interpublic Group (The)	2,759	39
JC Penney*	1,243	22
Johnson Controls	5,557	208
Kohl’s	1,807	93
L Brands	2,088	104
Leggett & Platt	1,160	37
Lennar, Cl A	1,336	53
Lowe’s	9,307	392
Macy’s	3,495	169
Marriott International, Cl A	1,797	76
Mattel	2,877	129
McDonald’s	8,626	833
NetFlix*	452	102
Newell Rubbermaid	2,338	63
News, Cl A	16,716	537
NIKE, Cl B	6,154	380
Nordstrom	1,305	77
Omnicom Group	2,255	140
O’Reilly Automotive*	946	103
PetSmart	950	64
priceline.com*	419	337
PulteGroup*	2,692	58
PVH	674	78

	Number of Shares	Value (000)

Ralph Lauren	546	$96
Ross Stores	1,945	125
Scripps Networks Interactive, Cl A	782	53
Staples	5,495	82
Starbucks	6,321	399
Starwood Hotels & Resorts Worldwide	1,616	110
Target	5,574	387
Tiffany	1,080	84
Time Warner	7,956	464
Time Warner Cable	2,517	240
TJX	6,375	323
TripAdvisor*	759	49
Urban Outfitters*	993	42
VF	735	135
Viacom, Cl B	3,714	245
Walt Disney (The)	15,506	978
Washington Post (The), Cl B	39	18
Whirlpool	679	87
Wyndham Worldwide	1,210	70
Wynn Resorts	636	86
Yum! Brands	3,776	256

		14,666

Consumer Staples — 10.3%
Altria Group	17,252	623
Archer-Daniels-Midland	5,510	178
Avon Products	3,550	84
Beam	1,294	84
Brown-Forman, Cl B	1,272	88
Campbell Soup	1,524	65
Clorox (The)	1,089	90
Coca-Cola (The)	33,070	1,322
Coca-Cola Enterprises	2,522	94
Colgate-Palmolive	7,587	439
ConAgra Foods	3,455	116
Constellation Brands, Cl A*	1,446	77
Costco Wholesale	3,770	413
CVS Caremark	10,407	599
Dr Pepper Snapple Group	1,802	83
Estee Lauder (The), Cl A	2,171	147
General Mills	5,438	256
H.J. Heinz	2,709	196
Hershey (The)	1,303	116
Hormel Foods	1,166	46
J.M. Smucker (The)	920	93
Kellogg	2,086	129
Kimberly-Clark	3,303	320
Kraft Foods Group	4,831	266
Kroger (The)	4,347	146
Lorillard	3,346	142
McCormick	1,119	77
Mead Johnson Nutrition	1,735	141
Molson Coors Brewing, Cl B	1,328	66
Mondelez International, Cl A	15,397	454
Monster Beverage*	1,276	70
PepsiCo	13,268	1,072
Philip Morris International	13,751	1,250
Procter & Gamble (The)	23,541	1,807
Reynolds American	2,873	138
Safeway	2,227	51
Sysco	5,031	170
Tyson Foods, Cl A	2,420	61

See Notes to Financial Statements.

P N C    S & P    5 0 0     I n d e x    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y     31,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — continued
Consumer Staples — continued
Walgreen	6,935	$331
Wal-Mart Stores	14,267	1,068
WhiteWave Foods, Cl A*	401	7
WhiteWave Foods, Cl B*	572	9
Whole Foods Market	2,696	140

		13,124

Energy — 10.1%
Anadarko Petroleum	4,268	373
Apache	3,379	278
Baker Hughes	3,708	169
Cabot Oil & Gas	1,816	128
Cameron International*	1,966	120
Chesapeake Energy	4,547	99
Chevron	16,124	1,979
ConocoPhillips	10,222	627
Consol Energy	1,927	67
Denbury Resources*	3,247	60
Devon Energy	3,180	181
Diamond Offshore Drilling	586	40
Ensco PLC, Cl A (United Kindom)	1,963	118
EOG Resources	2,243	290
EQT	1,278	102
Exxon Mobil (A)	37,493	3,392
FMC Technologies*	1,998	111
Halliburton	8,005	335
Helmerich & Payne	922	57
Hess	2,614	176
Kinder Morgan	5,299	201
Marathon Oil	5,998	206
Marathon Petroleum	2,940	243
Murphy Oil	1,646	104
Nabors Industries (Bermuda)	2,332	37
National Oilwell Varco	3,553	250
Newfield Exploration*	1,139	27
Noble (Switzerland)	2,098	81
Noble Energy	3,004	173
Occidental Petroleum	6,777	624
Peabody Energy	2,189	43
Phillips 66	5,472	364
Pioneer Natural Resources	1,051	146
QEP Resources	1,444	41
Range Resources	1,370	103
Rowan PLC, Cl A (United Kingdom)*	1,023	34
Schlumberger (Curacao)	11,260	822
Southwestern Energy*	2,909	110
Spectra Energy	5,513	169
Tesoro	1,141	70
Valero Energy	4,737	192
Williams (The)	5,454	192
WPX Energy*	1,612	31

		12,965

Financials — 16.0%
ACE (Switzerland)	2,960	265
Aflac	3,980	222
Allstate (The)	4,124	199
American Express	7,964	603
American International Group*	12,423	552
American Tower REIT	3,309	258
Ameriprise Financial	1,811	148

	Number of Shares	Value (000)

AON PLC (United Kingdom)	2,711	$173
Apartment Investment & Management, CL A REIT	1,007	31
Assurant	758	38
AvalonBay Communities REIT	947	126
Bank of America	93,194	1,273
BB&T	5,908	194
Berkshire Hathaway, Cl B*	15,432	1,760
BlackRock†	1,068	298
BNY Mellon (The)	10,036	302
Boston Properties REIT	1,245	133
Capital One Financial	4,836	295
CBRE Group, Cl A*	2,578	60
Charles Schwab (The)	9,797	195
Chubb (The)	2,269	198
Cincinnati Financial	1,341	63
Citigroup	25,828	1,343
CME Group	2,655	180
Comerica	1,519	60
Discover Financial Services	4,134	196
E*TRADE Financial*	1,882	22
Equity Residential REIT	2,544	144
Fifth Third Bancorp	7,299	133
First Horizon National	2,032	23
Franklin Resources	1,152	178
Genworth Financial, Cl A*	3,938	43
Goldman Sachs Group (The)	3,663	594
Hartford Financial Services Group	3,448	106
HCP REIT	3,682	174
Health Care REIT	2,151	146
Host Hotels & Resorts REIT	5,820	104
Hudson City Bancorp	5,381	46
Huntington Bancshares	8,512	66
IntercontinentalExchange*	600	103
Invesco (Bermuda)	3,717	125
JPMorgan Chase	32,556	1,777
KeyCorp	7,455	80
Kimco Realty REIT	3,249	72
Legg Mason	1,009	35
Leucadia National	1,635	51
Lincoln National	2,219	79
Loews	2,523	116
M&T Bank#	1,023	107
Marsh & McLennan	4,436	177
McGraw-Hill Financial	2,346	128
MetLife	9,179	406
Moody’s	1,601	106
Morgan Stanley	12,049	312
NASDAQ OMX Group (The)	988	31
Northern Trust	1,933	112
NYSE Euronext	2,079	84
People’s United Financial	2,881	40
Plum Creek Timber REIT	1,339	64
PNC Financial Services Group (The)†	4,407	316
Principal Financial Group	2,347	89
Progressive (The)	4,948	126
ProLogis REIT	3,780	152
Prudential Financial	4,111	283
Public Storage REIT	1,257	191
Regions Financial	11,773	107
Simon Property Group REIT	2,636	439
SLM	3,656	87

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
State Street	3,778	$250
SunTrust Banks	4,486	144
T. Rowe Price Group	2,074	157
Torchmark	818	53
Travelers (The)	3,250	272
U.S. Bancorp	15,901	557
Unum Group	2,224	63
Ventas REIT	2,391	171
Vornado Realty Trust REIT	1,481	118
Wells Fargo	41,594	1,687
Weyerhaeuser REIT	4,391	131
XL Group PLC (Ireland)	2,639	83
Zions Bancorporation	1,319	37

		20,462

Healthcare — 12.1%
Abbott Laboratories	13,391	491
AbbVie	13,468	575
Actavis*	1,092	135
Aetna	3,434	207
Agilent Technologies	2,802	127
Alexion Pharmaceuticals*	1,660	162
Allergan	2,522	251
AmerisourceBergen	1,887	102
Amgen	6,328	636
Baxter International	4,707	331
Becton Dickinson	1,580	156
Biogen Idec*	2,016	479
Boston Scientific*	11,994	111
Bristol-Myers Squibb	13,575	625
Cardinal Health	2,939	138
CareFusion*	1,807	66
Celgene*	3,445	426
Cerner*	1,210	119
CIGNA	2,322	158
Covidien PLC (Ireland)	3,911	249
CR Bard	639	66
DaVita HealthCare Partners*	778	97
DENTSPLY International	1,203	50
Edwards Lifesciences*	964	64
Eli Lilly	8,552	455
Express Scripts Holding*	6,963	433
Forest Laboratories*	2,023	80
Gilead Sciences*	12,581	685
Hospira*	1,339	46
Humana	1,378	111
Intuitive Surgical*	376	187
Johnson & Johnson	23,876	2,010
Laboratory Corporation of America Holdings*	794	79
Life Technologies*	1,420	105
McKesson	1,910	217
Medtronic	8,423	430
Merck	25,351	1,184
Mylan*	3,590	109
Patterson	714	28
PerkinElmer	933	29
Perrigo	804	93
Pfizer	60,940	1,659
Quest Diagnostics	1,287	80
Regeneron Pharmaceuticals*	668	162
St. Jude Medical	2,601	112

	Number of Shares	Value (000)

Stryker	2,376	$158
Tenet Healthcare*	821	39
Thermo Fisher Scientific	2,961	261
UnitedHealth Group	8,491	532
Varian Medical Systems*	912	61
Waters*	732	71
WellPoint	2,517	194
Zimmer Holdings	1,454	114

		15,545

Industrials — 9.7%
3M	5,472	602
ADT (The)*	1,922	78
Avery Dennison	862	37
Boeing (The)	5,507	545
C.H. Robinson Worldwide	1,397	79
Caterpillar	5,652	485
Cintas	924	42
CSX	8,746	220
Cummins	1,506	180
Danaher	4,733	293
Deere	3,314	289
Dover	1,544	121
Dun & Bradstreet (The)	406	40
Eaton PLC (Ireland)	4,083	270
Emerson Electric	6,040	347
Equifax	998	61
Expeditors International of Washington	1,776	69
Fastenal	2,263	118
FedEx	2,502	241
Flowserve	369	62
Fluor	1,388	88
General Dynamics	2,781	214
General Electric	87,970	2,051
Honeywell International	6,764	531
Illinois Tool Works	3,593	252
Ingersoll-Rand PLC (Ireland)	2,184	126
Iron Mountain	1,616	58
Jacobs Engineering Group*	1,040	59
Joy Global	900	49
L-3 Communications Holdings	813	69
Lockheed Martin	2,226	236
Masco	2,687	56
Norfolk Southern	2,708	207
Northrop Grumman	2,095	173
PACCAR	2,906	156
Pall	964	66
Parker Hannifin	1,259	126
Pentair (Switzerland)*	1,789	104
Pitney Bowes	1,694	25
Precision Castparts	1,207	258
Quanta Services*	1,159	33
Raytheon	2,861	191
Republic Services	2,668	91
Robert Half International	1,168	41
Rockwell Automation	1,190	105
Rockwell Collins	1,261	82
Roper Industries	792	98
Ryder System	421	26
Snap-On	469	43
Southwest Airlines	6,419	91
Stanley Black & Decker	1,373	109

See Notes to Financial Statements.

P N C    S & P    5 0 0    I n d e x    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y     3 1,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
Stericycle*	729	$80
Textron	2,314	62
Tyco International (Switzerland)	3,845	130
Union Pacific	3,994	618
United Parcel Service, Cl B	6,074	522
United Technologies	7,117	675
W.W. Grainger	531	137
Waste Management	3,939	165
Xylem	1,501	42

		12,424

Information Technology — 17.6%
Accenture PLC, Cl A (Ireland)	5,542	455
Adobe Systems*	4,111	176
Advanced Micro Devices*	8,644	35
Akamai Technologies*	1,479	68
Altera	2,652	88
Amphenol, Cl A	1,360	106
Analog Devices	2,449	113
Apple (A)	7,886	3,546
Applied Materials	10,562	161
Autodesk*	1,751	66
Automatic Data Processing	4,121	283
BMC Software*	1,391	63
Broadcom, Cl A	4,296	154
CA	3,040	83
Cisco Systems	46,588	1,122
Citrix Systems*	1,595	103
Cognizant Technology Solutions, Cl A*	2,668	173
Computer Sciences	1,318	59
Corning	12,218	188
Dell	12,651	169
eBay*	10,341	559
Electronic Arts*	2,831	65
EMC	17,413	431
F5 Networks*	638	53
Fidelity National Information Services	2,490	112
First Solar*	502	27
Fiserv*	1,155	101
FLIR Systems	1,288	31
Google, Cl A*	2,335	2,032
Harris	950	48
Hewlett-Packard	16,505	403
Intel	42,354	1,028
International Business Machines	8,697	1,809
Intuit	2,443	143
Jabil Circuit	1,516	30
JDS Uniphase*	1,836	25
Juniper Networks*	4,424	78
KLA-Tencor	1,442	81
Lam Research*	1,678	79
Linear Technology	1,898	71
LSI*	4,573	34
Mastercard, Cl A	903	515
Microchip Technology	1,582	58
Micron Technology*	7,660	89
Microsoft (A)	64,831	2,261
Molex	1,123	33
Motorola Solutions	2,477	144
NetApp	2,883	108
NVIDIA	5,178	75

	Number of Shares	Value (000)

Oracle	31,364	$1,059
Paychex	3,197	119
QUALCOMM	14,860	943
Red Hat*	1,644	79
SAIC	2,243	33
Salesforce.com*	4,846	205
SanDisk*	1,967	116
Seagate Technology PLC (Ireland)	2,499	108
Symantec	5,515	123
TE Connectivity (Switzerland)	3,524	156
Teradata*	1,384	77
Teradyne*	1,523	27
Texas Instruments	9,459	340
Total System Services	1,298	31
VeriSign*	1,331	63
Visa, Cl A	4,340	773
Western Digital	1,739	110
Western Union (The)	4,127	68
Xerox	11,074	97
Xilinix	2,177	89
Yahoo!*	8,669	228

		22,578

Materials — 3.2%
Air Products & Chemicals	1,779	168
Airgas	590	61
Alcoa	8,619	73
Allegheny Technologies	854	24
Ball	1,292	56
Bemis	861	34
CF Industries Holdings	552	105
Cliffs Natural Resources#	1,493	27
Dow Chemical (The)	9,816	338
E.I. du Pont de Nemours	7,948	443
Eastman Chemical	1,156	83
Ecolab	2,211	187
FMC	1,166	73
Freeport-McMoRan Copper & Gold	8,013	249
International Flavors & Fragrances	657	53
International Paper	3,656	169
Lyondellbasell Industries NV, Cl A#	3,197	213
MeadWestvaco	1,408	49
Monsanto	4,482	451
Mosaic (The)	2,321	141
Newmont Mining	4,129	142
Nucor	2,615	116
Owens-Illinois*	1,319	36
PPG Industries	1,192	183
Praxair	2,517	288
Sealed Air	1,561	38
Sherwin-Williams (The)	727	137
Sigma-Aldrich	1,040	87
United States Steel#	1,094	19
Vulcan Materials	1,079	58

		4,101

Telecommunication Services — 2.7%
AT&T	46,567	1,629
CenturyLink	5,222	178
Crown Castle International*	2,502	178
Frontier Communications#	8,790	37
Sprint Nextel*	24,681	180

See Notes to Financial Statements.

Number of Shares		Value (000)

COMMON STOCKS — continued
Telecommunication Services — continued
Verizon Communications	24,227	$1,175
Windstream	4,972	40

		3,417

Utilities — 3.1%
AES	5,505	67
AGL Resources	1,000	42
Ameren	2,076	71
American Electric Power	4,126	189
CenterPoint Energy	3,640	84
CMS Energy	2,168	58
Consolidated Edison	2,529	144
Dominion Resources	4,914	278
DTE Energy	1,468	98
Duke Energy	6,016	403
Edison International	2,801	129
Entergy	1,506	104
Exelon	7,368	231
FirstEnergy	3,601	141
Integrys Energy Group	675	39
NextEra Energy	3,558	269
NiSource	2,470	71
Northeast Utilities	2,615	109
NRG Energy	2,707	69
ONEOK	1,779	80
Pepco Holdings	1,993	41
PG&E	3,494	157
Pinnacle West Capital	959	54
PPL	5,107	152
Public Service Enterprise Group	4,341	143
SCANA	996	50
Sempra Energy	2,057	167
Southern (The)	7,430	326
TECO Energy	1,901	34
Wisconsin Energy	2,016	82
Xcel Energy	4,228	122

		4,004

Total Common Stocks (Cost $63,819)		123,286

EXCHANGE TRADED FUND — 2.2%
SPDR S&P 500 ETF Trust	17,442	2,847

Total Exchange Traded Fund (Cost $2,750)		2,847

	Number of Shares	Value (000)

MONEY MARKET FUND — 1.3%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (A)	1,572,424	$1,572

Total Money Market Fund (Cost $1,572)		1,572

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 99.8%
(Cost $68,141)		127,705

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.3%

Money Market Fund — 0.3%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	396,344	$396

Total Short Term Investment Purchased with Collateral From Securities Loaned
(Cost $396)‡		396
TOTAL INVESTMENTS — 100.1%
(Cost $68,537)**		128,101
Other Assets & Liabilities – (0.1)%		(71)
TOTAL NET ASSETS — 100.0%		$128,030

* Non-income producing security
** Aggregate cost for Federal income tax purposes is (000) $74,790.
Gross unrealized appreciation (000)	$59,999
Gross unrealized depreciation (000)	(6,688)

Net unrealized appreciation (000)	$53,311

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 384 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)

S&P 500® Mini Composite Index	15	$1,158	06/21/13	$63

Cash in the amount of $52,500 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $1,274,249 have been segregated on the Fund’s books and records.

See Notes to Financial Statements.

P N C    S & P    5 0 0    I n d e x    F u n d

S C H E D U L E    O F    I N V E ST M E NT S

M a y    3 1 ,    2 0 1 3

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Common Stocks	$123,286	$–	$–	$123,286

Exchange Traded Fund	2,847	–	–	2,847

Money Market Fund	1,572	–	–	1,572

Short Term Investment Purchased with Collateral From Securities Loaned	396	–	–	396

Total Assets - Investments in Securities	$128,101	$–	$–	$128,101

Other Financial Instruments

Futures Contracts	$63	$–	$–	$63

Total Assets - Other Financial Instruments	$63	$–	$–	$63

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$396	$–	$396

Total Liabilities - Collateral Received for Loaned Securities	$–	$396	$–	$396

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    S m a l l    C a p    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number of Shares	Value (000)
COMMON STOCKS — 97.9%
Consumer Discretionary — 19.7%
Aaron’s	204,280	$5,738
American Axle & Manufacturing Holdings*	409,350	7,282
Coinstar*#	56,020	3,263
Dorman Products*	116,180	5,174
Hibbett Sports*	38,310	2,185
HSN	84,760	4,822
Madison Square Garden (The), Cl A*	117,790	6,894
Penn National Gaming*	59,690	3,285
Tractor Supply	41,160	4,609
Wolverine World Wide	61,270	3,208

		46,460

Consumer Staples — 2.6%
Boston Beer (The), Cl A*#	19,970	3,052
TreeHouse Foods*	48,450	3,173

		6,225

Energy — 4.6%
Atwood Oceanics*	55,250	2,901
Oil States International*	34,700	3,418
World Fuel Services	112,870	4,597

		10,916

Financials — 29.0%
AmTrust Financial Services#	243,180	8,032
Bank of the Ozarks	197,400	8,617
Credit Acceptance*	49,230	5,605
Eagle Bancorp*	109,406	2,463
FirstService (Canada)	75,250	2,397
Home BancShares	92,900	3,911
Portfolio Recovery Associates*	73,510	11,193
Prosperity Bancshares	54,510	2,730
RLI	72,570	5,449
ViewPoint Financial Group	228,790	4,331
Virtus Investment Partners*	42,500	9,854
World Acceptance*#	41,290	3,814

		68,396

Healthcare — 7.9%
Bio-Reference Labs*#	119,286	3,680
MWI Veterinary Supply*	42,670	5,185
Neogen*	67,020	3,651
PAREXEL International*	135,660	6,198

		18,714

Industrials — 20.6%
Actuant, Cl A	128,880	4,382
B/E Aerospace*	110,570	7,015
Colfax*#	152,030	7,586
Encore Capital Group*	112,780	4,023
EnerSys	135,810	6,767
Esterline Technologies*	52,920	3,884
Genesee & Wyoming, Cl A*	39,630	3,529
HEICO	67,315	3,405
Regal-Beloit	45,620	3,080
Triumph Group	64,500	5,008

		48,679

Information Technology — 12.1%
Liquidity Services*#	100,890	4,036

	Number of Shares	Value (000)

Manhattan Associates*	35,760	$2,683
Open Text (Canada)#	53,220	3,617
OSI Systems* (A)	108,010	6,247
Tyler Technologies*	106,710	7,364
WEX*	63,390	4,683

		28,630

Materials — 1.4%
Balchem	66,095	3,173

Total Common Stocks (Cost $140,410)		231,193

MONEY MARKET FUND — 2.6%
PNC Advantage Institutional Money Market Fund, Institutional Shares† (A)	6,186,043	6,186

Total Money Market Fund (Cost $6,186)		6,186

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 100.5% (Cost $146,596)		237,379

SHORT TERM INVESTMENT PURCHASED WITH COLLAT ERAL FROM SECURITIES LOANED — 12.4%
Money Market Fund — 12.4%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	29,289,582	29,290

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $29,290)‡		29,290
TOTAL INVESTMENTS — 112.9% (Cost $175,886)**		266,669
Other Assets & Liabilities – (12.9)%		(30,492)
TOTAL NET ASSETS — 100.0%		$236,177

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $176,100.

Gross unrealized appreciation (000)	$91,056
Gross unrealized depreciation (000)	(487)

Net unrealized appreciation (000)	$90,569

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 28,496 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	All or a portion of the security has been segregated on the Fund’s books and records for open futures contracts.

See Notes to Financial Statements.

P N C    S m a l l    C a p    F u n d

S C H E D U LE     O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

Futures Contracts:
Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation (000)

Russell Mini	11	$1,032	06/21/13	$48

Cash in the amount of $52,800 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $1,135,067 have been segregated on the Fund’s books and records.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Assets:

Common Stocks	$231,193	$–	$–	$231,193

Money Market Fund	6,186	–	–	6,186

Short Term Investment Purchased with Collateral From Securities Loaned	29,290	–	–	29,290

Total Assets - Investments in Securities	$266,669	$–	$–	$266,669

Other Financial Instruments

Futures Contracts	$48	$–	$–	$48

Total Assets - Other Financial Instruments	$48	$–	$–	$48

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$29,290	$–	$29,290

Total Liabilities - Collateral Received for Loaned Securities	$–	$29,290	$–	$29,290

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

THIS PAGE INTENTIONALLY LEFT BLANK

P N C    E q u i t y    F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y    3 1 ,    2 0 1 3

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund	Large Cap Growth Fund
ASSETS
Investments in non-affiliates at value	$51,620	$363,462	$28,962	$67,027
Investments in affiliates at value	10,000	21,274	63	664
Short term investment in affiliates purchased with collateral from securities loaned at value	1,485	28,162	686	792

Total Investments at value(1)(2)	63,105	412,898	29,711	68,483

Cash	–	–	–	669
Initial margin held by broker for open futures contracts	7	455	–	21
Receivable for investments sold	102	653	975	633
Receivable for shares of beneficial interest issued	3	50	–	2
Variation margin receivable from broker for open futures contracts	–	21	–	–
Dividends and interest receivable	228	1,756	62	90
Foreign currency, at value(3)	4	184	–	–
Net unrealized appreciation on forward currency contracts	14	479	–	–
Prepaid expenses	23	31	14	18
Other assets	4	24	2	5

Total Assets	63,490	416,551	30,764	69,921

LIABILITIES
Payable for collateral received for loaned securities	1,485	28,162	686	792
Payable for shares of beneficial interest redeemed	17	60	6	3
Payable for investment securities purchased	39	546	685	681
Variation margin payable to broker for open futures contracts	1	–	–	13
Investment advisory fees payable	32	337	13	41
12b-1 fees payable
Class A	2	2	–	3
Class C	1	–	–	–
Shareholder servicing fees payable
Class A	2	2	1	3
Administration fees payable	4	24	2	4
Custodian fees payable	4	25	1	2
Transfer agent fees payable	5	10	2	11
Trustees’ deferred compensation payable	4	24	2	5
Trustees’ fees payable	1	7	1	1
Foreign tax payable	2	8	–	–
Other liabilities	26	51	6	16

Total Liabilities	1,625	29,258	1,405	1,575

TOTAL NET ASSETS	$61,865	$387,293	$29,359	$68,346

Investments in non-affiliates at cost	$45,016	$309,792	$25,264	$53,650
Investments in affiliates at cost	10,932	21,259	63	664
Short term investment in affiliates purchased with collateral from securities loaned at cost	1,485	28,162	686	792

(1)Total Investments at cost	$57,433	$359,213	$26,013	$55,106

(2)Includes securities on loan with a value of	$1,431	$26,732	$655	$745

(3)Foreign currency, at cost	$4	$184	$–	$–

See Notes to Financial Statements.

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund	Large Cap Growth Fund
NET ASSETS:
Paid-in Capital (Unlimited Authorization — No Par Value)	$62,805	$404,979	$60,878	$103,059
Undistributed (Distributions in Excess of) Net Investment Income	115	5,896	59	115
Accumulated Net Realized Gain (Loss) on Investments and Futures	(6,759)	(78,534)	(35,276)	(48,215)
Net Unrealized Appreciation/Depreciation of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	14	452	–	–
Net Unrealized Appreciation/Depreciation on Investments and Futures	5,690	54,500	3,698	13,387

Total Net Assets	$61,865	$387,293	$29,359	$68,346

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$50,512,460	$378,076,108	$26,530,608	$56,042,238

Class I shares outstanding	4,203,889	22,080,760	2,068,926	2,743,813

Net Asset Value, Offering and Redemption Price Per Share	$12.02	$17.12	$12.82	$20.42

Net assets applicable to Class A	$10,512,770	$8,866,897	$2,704,658	$12,045,102

Class A shares outstanding	872,822	521,472	215,326	601,621

Net Asset Value and Redemption Price Per Share	$12.04	$17.00	$12.56	$20.02

Maximum Offering Price Per Share(4)	$12.64	$17.99	$13.29	$21.19

Maximum Sales Charge Per Share	4.75%	5.50%	5.50%	5.50%

Net assets applicable to Class C	$839,336	$350,290	$124,081	$258,380

Class C shares outstanding	70,482	21,365	10,620	14,110

Net Asset Value and Offering Price Per Share(5)	$11.91	$16.40	$11.68	$18.31

(4)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(5)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C    E q u i t y    F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y    3 1 ,    2 0 1 3

	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund
ASSETS
Investments in non-affiliates at value	$115,489	$14,870	$21,391	$28,325
Investments in affiliates at value	167	398	1,673	322
Short term investment in affiliates purchased with collateral from securities loaned at value	–	–	674	1,432

Total Investments at value(1)(2)	115,656	15,268	23,738	30,079

Receivable for investments sold	3,013	–	–	–
Receivable for shares of beneficial interest issued	82	52	4	4
Dividends and interest receivable	287	9	17	42
Prepaid expenses	20	15	19	18
Other assets	8	2	1	2

Total Assets	119,066	15,346	23,779	30,145

LIABILITIES
Payable for collateral received for loaned securities	–	–	674	1,432
Payable for shares of beneficial interest redeemed	339	59	–	7
Payable for investment securities purchased	2,904	–	–	–
Investment advisory fees payable	74	10	2	6
12b-1 fees payable
Class A	5	2	–	2
Class C	–	1	–	–
Shareholder servicing fees payable
Class A	5	2	–	4
Administration fees payable	6	1	2	2
Custody fees payable	1	1	1	1
Transfer agent fees payable	13	6	1	14
Trustees’ deferred compensation payable	8	2	1	2
Trustees’ fees payable	2	1	–	1
Other liabilities	20	8	6	19

Total Liabilities	3,377	93	687	1,490

TOTAL NET ASSETS	$115,689	$15,253	$23,092	$28,655

Investments in non-affiliates at cost	$105,776	$14,065	$15,501	$21,295
Investments in affiliates at cost	165	398	1,659	316
Short term investment in affiliates purchased with collateral from securities loaned at cost	–	–	674	1,432

(1) Total Investments at cost	$105,941	$14,463	$17,834	$23,043

(2) Includes securities on loan with a value of	$–	$–	$650	$1,388

See Notes to Financial Statements.

	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

NET ASSETS:
Paid-in Capital (Unlimited Authorization — No Par Value)	$208,677	$79,227	$23,797	$27,477
Undistributed (Distributions in Excess of) Net Investment Income	302	(23)	116	30
Accumulated Net Realized Gain (Loss) on Investments and Futures	(103,005)	(64,756)	(6,725)	(5,888)
Net Unrealized Appreciation/Depreciation on Investments and Futures	9,715	805	5,904	7,036

Total Net Assets	$115,689	$15,253	$23,092	$28,655

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$91,849,267	$3,952,007	$20,430,316	$8,891,373

Class I shares outstanding	5,424,045	258,822	1,327,336	567,253

Net Asset Value, Offering and Redemption Price Per Share	$16.93	$15.27	$15.39	$15.67

Net assets applicable to Class A	$23,691,278	$10,289,763	$2,661,555	$19,604,739

Class A shares outstanding	1,403,476	677,361	173,646	1,267,983

Net Asset Value and Redemption Price Per Share	$16.88	$15.19	$15.33	$15.46

Maximum Offering Price Per Share(3)	$17.86	$16.07	$16.22	$16.36

Maximum Sales Charge Per Share	5.50%	5.50%	5.50%	5.50%

Net assets applicable to Class C	$148,719	$1,011,723	N/A	$158,715

Class C shares outstanding	8,954	68,883	N/A	10,296

Net Asset Value and Offering Price Per Share(4)	$16.61	$14.69	N/A	$15.41

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C    E q u i t y    F u n d s

S T A T E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y    3 1 ,    2 0 1 3

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Fund

ASSETS
Investments in non-affiliates at value	$22,905	$125,519	$231,193
Investments in affiliates at value	59	2,186	6,186
Short term investment in affiliates purchased with collateral from securities loaned at value	822	396	29,290

Total Investments at value(1)(2)	23,786	128,101	266,669

Initial margin held by broker for open futures contracts	–	53	53
Receivable for shares of beneficial interest issued	27	249	464
Dividends and interest receivable	10	264	103
Prepaid expenses	17	30	34
Other assets	2	8	12

Total Assets	23,842	128,705	267,335

LIABILITIES
Payable for collateral received for loaned securities	822	396	29,290
Payable for shares of beneficial interest redeemed	45	190	221
Payable for investment securities purchased	–	–	1,429
Variation margin payable to broker for open futures contracts	–	19	13
Investment advisory fees payable	13	13	111
12b-1 fees payable
Class A	2	1	3
Class C	1	3	3
Shareholder servicing fees payable
Class A	3	5	5
Class C	–	1	1
Administration fees payable	2	7	11
Custody fees payable	1	7	3
Transfer agent fees payable	8	4	17
Trustees’ deferred compensation payable	2	8	12
Trustees’ fees payable	–	2	4
Other liabilities	11	19	35

Total Liabilities	910	675	31,158

TOTAL NET ASSETS	$22,932	$128,030	$236,177

Investments in non-affiliates at cost	$19,191	$66,165	$140,410
Investments in affiliates at cost	59	1,976	6,186
Short term investment in affiliates purchased with collateral from securities loaned at cost	822	396	29,290

(1)Total Investments at cost	$20,072	$68,537	$175,886

(2)Includes securities on loan with a value of	$795	$384	$28,496

See Notes to Financial Statements.

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$76,614	$75,596	$151,407
Undistributed (Accumulated) Net Investment Income (Loss)	359	359	(515)
Accumulated Net Realized Gain (Loss) on Investments and Futures	(57,755)	(7,552)	(5,546)
Net Unrealized Appreciation/Depreciation on Investments and Futures	3,714	59,627	90,831

Total Net Assets	$22,932	$128,030	$236,177

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$8,321,521	$97,901,591	$207,230,432

Class I shares outstanding	517,229	7,524,303	11,572,409

Net Asset Value, Offering and Redemption Price Per Share	$16.09	$13.01	$17.91

Net assets applicable to Class A	$13,458,552	$23,632,332	$23,370,474

Class A shares outstanding	906,963	1,824,393	1,334,634

Net Asset Value and Redemption Price Per Share	$14.84	$12.95	$17.51

Maximum Offering Price Per Share(3)	$15.70	$13.29	$18.53

Maximum Sales Charge Per Share	5.50%	2.50%	5.50%

Net assets applicable to Class C	$1,152,214	$6,495,848	$5,576,377

Class C shares outstanding	86,541	505,177	340,096

Net Asset Value and Offering Price Per Share(4)	$13.31	$12.86	$16.40

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C    E q u i t y    F u n d s

S T A T E M E N T S    O F    O P E R A T I O N S    ( 0 0 0 )

F o r    t h e    Y e a r    E n d e d    M a y    3 1 ,    2 0 1 3

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund
Investment Income:
Dividends from unaffiliated investments	$661	$9,675	$564
Dividends from affiliated investments(1)	140	20	–
Interest	572	39	–
Income from affiliated funds(1)	2	10	4
Security lending income from non-affiliated investments(2)	22	465	–
Less: foreign taxes withheld	(8)	(829)	(1)
Total Investment Income	1,389	9,380	567
Expenses:
Investment advisory fees	449	3,528	194
Administration fees	37	223	17
12b-1 fees:
Class A	4	4	1
Class C	6	3	1
Shareholder servicing fees:
Class A	26	21	7
Class C	2	1	–
Transfer agent fees	47	99	20
Custodian fees	21	127	5
Professional fees	29	81	15
Pricing service fees	51	42	3
Printing and shareholder reports	14	26	9
Registration and filing fees	40	47	33
Trustees’ fees	4	25	2
Miscellaneous	19	72	7
Total Expenses	749	4,299	314
Less:
Waiver of investment advisory fees(1)	(111)	–	(61)
Net Expenses	638	4,299	253
Net investment income (loss)	751	5,081	314
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments sold	3,269	(5,027)	2,429
Net realized gain (loss) on affiliated investments sold(1)	40	213	–
Net realized gain (loss) on futures	37	1,315	–
Net realized gain (loss) on foreign currency transactions	44	609	–
Net change in unrealized appreciation/depreciation on investments	4,799	94,819	1,833
Net change in unrealized appreciation/depreciation on futures	62	1,761	–
Net change in unrealized appreciation/depreciation on foreign currency translation	14	469	–
Net Gain (Loss) on Investments	8,265	94,159	4,262
Net Increase (Decrease) in Net Assets Resulting from Operations	$9,016	$99,240	$4,576

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

$ 1,186	$2,915	$465	$409	$381
–	–	–	4	1
–	–	–	–	–
–	1	–	4	–
1	–	–	32	34
(1)	(2)	–	–	–
1,186	2,914	465	449	416

509	901	181	183	270
38	66	15	12	17

6	11	4	–	5
2	1	9	–	1

30	57	25	3	44
1	–	3	–	–
90	108	48	11	117
8	5	4	2	3
24	32	19	15	18
3	2	2	4	5
22	30	15	8	28
33	43	39	29	31
4	8	1	1	2
28	41	14	3	21
798	1,305	379	271	562

(95)	–	(39)	(95)	(254)
703	1,305	340	176	308
483	1,609	125	273	108

9,858	12,938	1,786	1,780	2,249
–	2	–	53	10
129	–	–	–	–
–	–	–	–	–
1,324	13,085	3,227	4,435	5,355
38	–	–	–	–
–	–	–	–	–
11,349	26,025	5,013	6,268	7,614
$ 11,832	$ 27,634	$ 5,138	$ 6,541	$ 7,722

See Notes to Financial Statements.

P N C    E q u i t y    F u n d s

S T A T E M E N T S    O F    O P E R A T I O N S    ( 0 0 0 )

F o r    t h e    Y e a r    E n d e d    M a y    3 1 ,    2 0 1 3

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Fund
Investment Income:
Dividends from unaffiliated investments	$1,051	$2,578	$1,216
Dividends from affiliated investments(1)	1	14	–
Income from affiliated funds(1)	–	–	2
Security lending income from non-affiliated investments(2)	60	7	187
Less: foreign taxes withheld	(3)	(2)	(2)
Total Investment Income	1,109	2,597	1,403
Expenses:
Investment advisory fees	226	140	1,755
Administration fees	15	63	94
12b-1 fees:
Class A	5	1	5
Class C	8	17	15
Shareholder servicing fees:
Class A	32	55	27
Class C	3	6	5
Transfer agent fees	64	40	161
Custodian fees	3	26	11
Professional fees	15	34	42
Pricing service fees	5	21	2
Printing and shareholder reports	19	11	57
Registration and filing fees	37	41	48
Trustees’ fees	1	8	12
Miscellaneous	15	34	75
Total Expenses	448	497	2,309
Less:
Waiver of investment advisory fees(1)	(117)	–	(175)
Net Expenses	331	497	2,134
Net Investment Income (Loss)	778	2,100	(731)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments sold	2,850	2,866	3,145
Net realized gain (loss) on affiliated investments sold(1)	15	1	–
Net realized gain (loss) on futures	–	155	180
Net change in unrealized appreciation/depreciation on investments	2,787	22,008	55,808
Net change in unrealized appreciation/depreciation on futures	–	85	93
Net Gain (Loss) on Investments	5,652	25,115	59,226
Net increase (Decrease) in Net Assets Resulting from Operations	$6,430	$27,215	$58,495

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

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P N C  E q u i t y  F u n d s

S T A T E M E N TS    O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Balanced Allocation Fund		International Equity Fund
	For the Year Ended		For the Year Ended
	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012
Investment Activities:
Net investment income (loss)	$751	$1,066	$5,081	$4,111
Net realized gain (loss) on investments sold, futures and foreign currency transactions	3,390	2,130	(2,890)	(16,581)
Net change in unrealized appreciation /depreciation on investments, futures and foreign currency translation	4,875	(6,001)	97,049	(60,297)
Payment by affiliate(1)	–	2	–	45

Net increase (decrease) in net assets resulting from operations	9,016	(2,803)	99,240	(72,722)

Dividends to Shareholders
Dividends from net investment income:
Class I	(681)	(976)	(2,977)	(3,951)
Class A	(125)	(168)	(47)	(83)
Class C	(5)	(6)	–	–

Total dividends	(811)	(1,150)	(3,024)	(4,034)

Share Transactions:
Proceeds from shares issued:
Class I	2,290	5,042	28,336	51,256
Class A	567	571	188	142
Class C	62	21	1	31
Reinvestment of dividends and distributions:
Class I	659	939	1,664	2,080
Class A	114	159	43	75
Class C	5	6	–	–

Total proceeds from shares issued and reinvested	3,697	6,738	30,232	53,584

Value of shares redeemed:
Class I	(5,025)	(37,074)	(47,678)	(41,414)
Class A	(2,032)	(2,741)	(1,410)	(1,770)
Class C	(139)	(100)	(56)	(81)

Total value of shares redeemed	(7,196)	(39,915)	(49,144)	(43,265)

Increase (decrease) in net assets from share transactions	(3,499)	(33,177)	(18,912)	10,319

Contributions of capital by affiliate(2)	–	–	–	14

Total increase (decrease) in net assets	4,706	(37,130)	77,304	(66,423)

Net Assets:
Beginning of year	57,159	94,289	309,989	376,412

End of year*	$61,865	$57,159	$387,293	$309,989

*Including undistributed (distributions in excess of) net investment income	$115	$107	$5,896	$3,034

(1)	See Note 11 in Notes to Financial Statements.
(2)	See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Core Equity Fund		Large Cap Growth Fund		Large Cap Value Fund		Mid Cap Value Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012

$314	$198	$483	$462	$1,609	$2,167	$125	$429
2,429	964	9,987	7,019	12,940	(507)	1,786	(3,854)
1,833	(1,445)	1,362	(7,545)	13,085	(7,735)	3,227	(6,606)
–	–	–	–	–	–	–	–

4,576	(283)	11,832	(64)	27,634	(6,075)	5,138	(10,031)

(270)	(163)	(471)	(345)	(1,416)	(1,854)	(77)	(390)
(25)	(25)	(63)	(28)	(263)	(299)	(139)	(23)
–	–	–	–	(1)	(1)	(6)	–

(295)	(188)	(534)	(373)	(1,680)	(2,154)	(222)	(413)

10,132	7,321	2,699	1,954	4,570	7,648	1,843	4,331
131	50	87	129	139	154	384	956
14	19	6	5	15	2	45	19

195	115	265	190	785	988	49	233
24	24	57	25	243	273	119	21
–	–	–	–	1	1	6	–

10,496	7,529	3,114	2,303	5,753	9,066	2,446	5,560

(5,441)	(3,620)	(12,936)	(25,188)	(37,413)	(50,720)	(29,381)	(42,098)
(503)	(881)	(2,233)	(3,253)	(3,689)	(5,779)	(4,110)	(22,219)
(38)	(68)	(3)	(75)	(22)	(22)	(817)	(719)

(5,982)	(4,569)	(15,172)	(28,516)	(41,124)	(56,521)	(34,308)	(65,036)

4,514	2,960	(12,058)	(26,213)	(35,371)	(47,455)	(31,862)	(59,476)

–	–	–	–	–	–	–	–

8,795	2,489	(760)	(26,650)	(9,417)	(55,684)	(26,946)	(69,920)

20,564	18,075	69,106	95,756	125,106	180,790	42,199	112,119

$29,359	$20,564	$68,346	$69,106	$115,689	$125,106	$15,253	$42,199

$59	$40	$115	$166	$302	$374	$(23)	$67

See Notes to Financial Statements.

P N C   E q u i t y F u n d s

S T A T E M E N T S    O F    C H A N G E S    I N    N E T    A S S E T S    ( 0 0 0 )

	Multi-Factor Small Cap Core Fund		Multi-Factor Small Cap Growth Fund
	For the Year Ended		For the Year Ended
	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012
Investment Activities:
Net investment income (loss)	$273	$63	$108	$30
Net realized gain (loss) on investments sold and futures	1,833	1,204	2,259	4,110
Net change in unrealized appreciation/depreciation on investments and futures	4,435	(2,110)	5,355	(6,620)
Payment by affiliate(1)	–	–	–	–

Net increase (decrease) in net assets resulting from operations	6,541	(843)	7,722	(2,480)

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(151)	(30)	(47)	–
Class A	(5)	–	(59)	–
Class C	–	–	–	–

Total dividends	(156)	(30)	(106)	–

Share Transactions:
Proceeds from shares issued:
Class I	514	880	953	155
Class A	2,185	71	200	87
Class C	–	–	7	–
Reinvestment of dividends and distributions:
Class I	151	30	44	–
Class A	5	–	56	–
Class C	–	–	–	–

Total proceeds from shares issued and reinvested	2,855	981	1,260	242

Value of shares redeemed:
Class I	(1,626)	(41)	(4,247)	(743)
Class A	(106)	(23)	(2,637)	(3,152)
Class C	–	–	(8)	(2)

Total value of shares redeemed	(1,732)	(64)	(6,892)	(3,897)

Increase (decrease) in net assets from share transactions	1,123	917	(5,632)	(3,655)

Contributions of capital by affiliate(2)	–	–	–	–

Total increase (decrease) in net assets	7,508	44	1,984	(6,135)

Net Assets:
Beginning of year	15,584	15,540	26,671	32,806

End of year*	$23,092	$15,584	$28,655	$26,671

*Including undistributed (distributions in excess of) net investment income	$116	$27	$30	$43

(1)	See Note 11 in Notes to Financial Statements.
(2)	See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

Multi-Factor Small Cap Value Fund		S&P 500 Index Fund		Small Cap Fund
For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012

$778	$321	$2,100	$1,965	$(731)	$(838)
2,865	3,433	3,022	805	3,325	(360)
2,787	(7,576)	22,093	(3,586)	55,901	2,328
–	–	–	1	–	–

6,430	(3,822)	27,215	(815)	58,495	1,130

(203)	(100)	(1,712)	(1,598)	–	–
(296)	(108)	(373)	(312)	–	–
(18)	–	(21)	(13)	–	–

(517)	(208)	(2,106)	(1,923)	–	–

995	1,257	9,957	11,108	50,595	9,263
1,134	596	5,010	4,042	20,281	316
100	48	4,767	125	4,414	131

162	79	1,414	1,431	–	–
285	103	359	301	–	–
17	–	20	13	–	–

2,693	2,083	21,527	17,020	75,290	9,710

(4,749)	(8,806)	(21,697)	(17,135)	(49,103)	(36,354)
(4,022)	(4,748)	(7,217)	(5,853)	(2,968)	(658)
(234)	(346)	(463)	(224)	(333)	(38)

(9,005)	(13,900)	(29,377)	(23,212)	(52,404)	(37,050)

(6,312)	(11,817)	(7,850)	(6,192)	22,886	(27,340)

–	–	–	–	–	102

(399)	(15,847)	17,259	(8,930)	81,381	(26,108)

23,331	39,178	110,771	119,701	154,796	180,904

$22,932	$23,331	$128,030	$110,771	$236,177	$154,796

$359	$158	$359	$365	$(515)	$(842)

See Notes to Financial Statements.

P N C    F i x e d    I n c o m e    F u n d s

B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Andrew D. Harding Managing Director and Chief Investment Officer, Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PNC Bond Fund seeks to provide current income as well as preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Bond Fund returned -0.52% to Class C Shares investors(1) and 1.56% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index(2), returned 0.91%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Duration positioning contributed positively to the Fund’s results during the annual period. The Fund held a short duration position relative to the Barclays U.S. Aggregate Bond Index, which helped as interest rates rose during the annual period overall. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—	The Fund’s performance was hurt during the annual period by yield curve positioning, due to a steepening of the yield curve.

—

Sector allocation contributed to outperformance, due to an overweighted allocation to investment grade corporate bonds, which significantly outpaced the Barclays U.S. Aggregate Bond Index, and an underweighted exposure to mortgage-backed securities, which lagged the benchmark index.

—	Issue selection within the investment grade corporate bond sector contributed positively to the Fund’s relative performance, due to overweight allocations within the financial and industrial sectors.

—

Issue selection within the commercial mortgage-backed securities sector detracted from the Fund’s relative results, due to investment in higher quality securities, which underperformed lower rated securities during the annual period.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

U.S. Treasury Notes	34.6
Corporate Bonds	31.6
Federal National Mortgage Association	17.1
U.S. Treasury Bonds	5.4
Money Market Fund	2.8
Government National Mortgage Association	2.5
Commercial Mortgage-Backed Securities	2.4
Asset Backed Securities	1.6
Federal Home Loan Mortgage Corporation	1.6
Trasportation Revenue Bonds	0.3
Collateralized Mortgage Obligation	0.1
100.0%

P N C    F i x e d    I n c o m e    F u n d s

B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	10/31/88	1.56%	4.43%	5.01%	4.29%	6.20%	N/A	N/A	0.59%	0.59%
Class A Shares	10/31/88	-3.37%	2.52%	3.77%	3.54%	5.78%	4.50%	N/A	0.87%	0.87%
Class C Shares	6/12/00	-0.52%	3.36%	3.95%	3.26%	5.17%	N/A	1.00%	1.59%	1.59%
Barclays U.S. Aggregate Bond Index		0.91%	4.59%	5.50%	4.66%	6.95%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    F i x e d    I n c o m e    F u n d s

G O V E R N M E N T    M O R T G A G E    F U N D    O V E R V I E W ( U n a u d i t e d )

Andrew D. Harding Managing Director and Chief Investment Officer, Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PNC Government Mortgage Fund seeks to provide current income as well as preservation of capital by investing in a diversified portfolio of mortgage-related securities.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Government Mortgage Fund returned -2.41% to Class C Shares investors(1) and -0.55% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Mortgage-Backed Securities Fixed Rate Index(2), returned -0.06%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	Duration positioning short of the benchmark index had modest positive impact on relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—

Overweight allocations to conventional agency-backed pass through mortgages and to the Treasury sector contributed positively to relative performance. Underweight allocation to GNMA securities, which underperformed the Barclays Fixed Rate Mortgage-Backed Securities Index, also contributed positively to performance.

—	Underweight allocation to higher coupon pass through mortgages negatively impacted relative performance.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Portfolio Holdings

Federal National Mortgage Association	68.6
Government National Mortgage Association	14.9
Federal Home Loan Mortgage Corporation	9.3
U.S. Treasury Notes	5.9
Money Market Fund	1.3
Collateralized Mortgage Obligation	0.0
100.0%

P N C    F i x e d    I n c o m e    F u n d s

G O V E R N M E N T    M O R T G A G E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	11/12/92	-0.55%	2.65%	4.59%	4.31%	5.44%	N/A	N/A	0.65%	0.65%
Class A Shares	11/12/92	-5.32%	0.81%	3.37%	3.56%	4.96%	4.50%	N/A	0.93%	0.93%
Class C Shares	6/21/00	-2.41%	1.66%	3.56%	3.30%	4.49%	N/A	1.00%	1.65%	1.65%
Barclays U.S. Mortgage-Backed Securities Fixed Rate Index		-0.06%	3.26%	5.10%	4.85%	6.03%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Barclays U.S. Fixed Rate Mortgage-Backed Securities Index, a widely-used unmanaged index of mortgage-backed securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

H I G H    Y I E L D    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Andrew D. Harding

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PNC High Yield Bond Fund seeks to provide a high level of current income along with capital appreciation by investing primarily in a portfolio of high yield debt securities (also known as “junk bonds”).

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the High Yield Bond Fund returned 7.37% to Class A Shares investors(1) and 12.75% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Corporate High-Yield Index(2), returned 14.82%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	The Fund posted solid absolute returns but lagged the Barclays U.S. Corporate High-Yield Index during the annual period due primarily to its tilt toward higher rated, higher quality issuers.

—	For the annual period as a whole, lower quality bonds outperformed higher quality issues.

—

The Fund’s overweight to securities rated BB, which underperformed the benchmark index, and underweight to securities rated B and CCC, which outperformed the benchmark index, detracted from relative performance.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

Corporate Bonds	93.8
Money Market Fund	4.8
Common Stocks	0.9
Warrants	0.3
Preferred Stocks	0.2
100.0%

P N C  F i x e d   I n c o m e  F u n d s

H I G H    Y I E L D    B O N D    F U N D    O V E R V I E W    (U n a u d i t e d)

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	4/29/08	12.75%	11.68%	9.22%	9.04%	N/A	N/A	1.19%	0.75%
Class A Shares	4/29/08	7.37%	9.70%	7.94%	7.79%	4.50%	N/A	1.45%	1.01%
Barclays U.S. Corporate High-Yield Index		14.82%	12.19%	10.90%	10.79%	N/A	N/A	N/A	N/A

(1)	Performance of Class A Shares reflects Class A Shares’ maximum sales charge.

(2)

The Barclays U.S. Corporate High-Yield Index, an unmanaged index representative of the U.S. corporate high-yield fixed income markets, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund. since its date of inception. The graph shows performance of Class I and Class A Shares only. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    F i x e d    I n c o m e    F u n d s

I N T E R M E D I A T E    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Andrew D. Harding Managing Director and Chief Investment Officer, Taxable Fixed Income

Asset allocation cannot guarantee a profit or prevent a loss. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s net asset value willdecline due to rising interest rates. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. International investments are subject to special risks not ordinarily associated with domestic investments, including currency fluctuations, economic and political change and differing accounting standards that may adversely affect portfolio securities. Investments in small and mid capitalization companies present greater risk of loss than investments in large companies.

PNC Intermediate Bond Fund seeks to provide current income as well as preservation of capital by investing primarily in a portfolio of domestic and foreign investment grade fixed-income securities.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Intermediate Bond Fund returned -0.08% to Class C Shares investors(1) and 1.93% to Class I Shares investors. The Fund’s benchmark, the Barclays Intermediate U.S. Government/Credit Bond Index(2), returned 1.57%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Duration positioning contributed positively to the Fund’s results during the annual period. The Fund held a short duration relative to the Barclays Intermediate U.S. Government/Credit Bond Index, which helped as interest rates rose during the annual period overall. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—	The Fund’s performance was hurt during the annual period by yield curve positioning, due to a steepening of the yield curve.

—

Sector allocation contributed to outperformance, with an overweighted allocation to investment grade corporate bonds, which significantly outpaced the Barclays Intermediate U.S. Government/Credit Bond Index, and an underweighted exposure to U.S. Treasury securities, which lagged the benchmark index.

—	An overweighted allocation to mortgage-backed securities, which lagged the Barclays Intermediate U.S. Government/Credit Bond Index during the annual period, detracted from the Fund’s results.

—	Issue selection within the investment grade corporate bond sector contributed positively to the Fund’s relative performance, due to overweight allocations within the financial and industrial sectors.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

U.S. Treasury Notes	51.4
Corporate Bonds	39.4
Federal National Mortgage Association	4.3
Asset Backed Securities	2.1
Money Market Fund	1.2
Collateralized Mortgage Obligation	1.1
Commercial Mortgage-Backed Security	0.5
Government National Mortgage Association	0.0
100.0%

P N C    F i x e d    I n c o m e    F u n d s

I N T E R M E D I A T E    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	12/20/89	1.93%	3.86%	4.89%	4.11%	5.92%	N/A	N/A	0.53%	0.53%
Class A Shares	4/15/91	-2.84%	2.02%	3.67%	3.37%	5.43%	4.50%	N/A	0.81%	0.81%
Class C Shares	5/30/00	-0.08%	2.82%	3.86%	3.10%	5.01%	N/A	1.00%	1.53%	1.53%
Barclays Intermediate U.S. Government/Credit Bond Index		1.57%	4.02%	4.83%	4.15%	0.50%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Barclays Intermediate U.S. Government/Credit Bond Index, an unmanaged index representative of intermediate term bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses.

Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C   F i x e d  I n c o m e  F u n d s

L I M I T E D    M A T U R I T Y    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Andrew D. Harding

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PNC Limited Maturity Bond Fund seeks to provide current income as well as preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Limited Maturity Bond Fund returned -1.09% to Class C Shares investors(1) and 0.72% to Class I Shares investors. The Fund’s benchmark, the Bank of America Merrill Lynch 1-3 Year U.S. Corporate/Government Index(2), returned 1.08%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	Duration and yield curve positioning had a neutral impact on the Fund’s performance during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—

Sector allocation contributed positively to performance, due to an overweighted allocation to investment grade corporate bonds, which significantly outpaced the Bank of America Merrill Lynch 1-3 Year U.S. Corporate/Government Index, and an underweighted exposure to U.S. Treasury securities, which lagged the benchmark index.

—

Allocation to the agency sector added value as well, albeit more modestly. Allocations to asset-backed securities and commercial mortgage-backed securities had negligible impact on relative performance.

—

An overweighted allocation to mortgage-backed securities, which lagged the Bank of America Merrill Lynch 1-3 Year U.S. Corporate/Government Index during the annual period, and an underweighted exposure to non-corporate credit, which performed well, detracted from the Fund’s results.

—

The Fund was hurt during the annual period by issue selection in the investment grade corporate sector, due to investment in higher quality securities, during a period when lower-rated securities outperformed.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments for the Fund.

Portfolio Holdings

U.S. Treasury Notes	40.9
Corporate Bonds	29.7
Asset Backed Securities	14.7
Collateralized Mortgage Obligations	4.9
Federal National Mortgage Association	4.9
Money Market Fund	2.7
Commercial Mortgage-Backed Securities	1.1
Federal Home Loan Mortgage Corporation	1.1
100.0%

P N C    F i x e d    I n c o m e    F u n d s

L I M I T E D    M A T U R I T Y    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Averge Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	7/7/94	0.72%	1.23%	2.50%	2.79%	4.22%	N/A	N/A	0.48%	0.48%
Class A Shares	9/9/94	-1.59%	0.29%	1.83%	2.33%	3.91%	2.00%	N/A	0.76%	0.76%
Class C Shares	1/27/00	-1.09%	0.30%	1.54%	1.82%	3.24%	N/A	1.00%	1.48%	1.48%
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index		1.08%	1.54%	2.54%	2.95%	4.64%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Index, an unmanaged, market capitalization weighted index including U.S. Treasury and agency bonds and U.S. investment grade corporate bonds, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

T O T A L    R E T U R N    A D V A N T A G E    F U N D    O V E R V I E W ( U n a u d i t e d )

Andrew D. Harding

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PNC Total Return Advantage Fund seeks to provide current income as well as capital appreciation by investing primarily in a diversified portfolio of investment grade fixed income securities.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Total Return Advantage Fund returned 0.94% to Class C Shares investors(1) and 2.96% to Class I Shares investors. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index(2), returned 0.91%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

Duration positioning contributed positively to the Fund’s results during the annual period. The Fund held a short duration position relative to the Barclays U.S. Aggregate Bond Index, which helped as interest rates rose during the annual period overall. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—	The Fund’s performance was hurt during the annual period by yield curve positioning, due to a steepening of the yield curve.

—

Sector allocation contributed to outperformance, due to underweighted allocations to U.S. Treasury securities and mortgage-backed securities, which lagged the Barclays U.S. Aggregate Bond Index, and an overweighted allocation to investment grade corporate bonds, which outpaced the benchmark index.

—	Exposure to high yield corporate bonds, which outperformed investment grade corporate bonds during the annual period, was the primary driver of outperformance relative to the benchmark index.

—

Issue selection within the investment grade corporate bond sector also contributed positively to the fund’s relative performance, due to overweight allocations within the financial and industrial sectors.

—

Issue selection within the commercial mortgage-backed securities sector detracted from the Fund’s relative results, due to investment in higher quality securities, which underperformed lower rated securities during the period.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments before short term investment purchased with collateral from securities loaned.

Portfolio Holdings

Corporate Bonds	38.7
U.S. Treasury Notes	31.8
Federal National Mortgage Association	14.1
U.S. Treasury Bonds	5.0
Money Market Fund	2.7
Government National Mortgage Association	2.3
Commercial Mortgage-Backed Securities	2.2
Federal Home Loan Mortgage Corporation	1.6
Asset Backed Securities	1.1
Trasportation Revenue Bonds	0.3
Common Stock	0.1
Preferred Stock	0.1
Collateralized Mortgage Obligation	0.0
100.0%

P N C    F i x e d    I n c o m e    F u n d s

T O T A L    R E T U R N    A D V A N T A G E    F U N D    O V E R V I E W    ( U n a u d i t e d )

Averge Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	3/1/98	2.96%	5.19%	6.72%	5.18%	5.65%	N/A	N/A	0.56%	0.56%
Class A Shares	9/30/02	-2.01%	3.32%	5.40%	4.26%	4.85%	4.50%	N/A	0.84%	0.84%
Class C Shares	9/30/02	0.94%	4.17%	5.69%	4.15%	4.60%	N/A	1.00%	1.56%	1.56%
Barclays U.S. Aggregate Bond Index		0.91%	4.59%	5.50%	4.66%	5.72%	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The Barclays U.S. Aggregate Bond Index, an unmanaged market value weighted index of fixed income securities, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    F i x e d    I n c o m e    F u n d s

U L T R A    S H O R T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Andrew D. Harding

Managing Director and

Chief Investment Officer,

Taxable Fixed Income

Guarantees by the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in the Fund is subject to interest rate risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.The value of debt securities may be affected by the ability of issuers to make principal and interest payments. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PNC Ultra Short Bond Fund seeks to obtain high current income while preserving capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Ultra Short Bond Fund returned -0.88% to Class A Shares investors(1) and 0.39% to Class I Shares investors. The Fund’s benchmark, the Bank of America Merrill Lynch 1-Year Treasury Index(2), returned 0.30%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	Duration and yield curve positioning detracted modestly from the Fund’s performance during the annual period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—

Sector allocation contributed to outperformance during the annual period. An overweighted allocation to investment grade corporate bonds was the primary driver of outperformance. Underweight allocation to the Treasury sector also contributed positively.

—	Allocations to the mortgage-backed security and asset-backed security sectors contributed positivelytorelativeperformance.AllocationstoU.S.agencysecuritiesdetractedfromperformance.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Portfolio Holdings

U.S. Treasury Notes	33.9
Corporate Bonds	32.6
Asset Backed Securities	14.7
Federal Home Loan Bank	6.6
Collateralized Mortgage Obligations	5.4
Federal National Mortgage Association	5.2
Money Market Fund	1.6
100.0%

P N C    F i x e d    I n c o m e    F u n d s

U L T R A    S H O R T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	12/2/02	0.39%	0.45%	1.40%	2.27%	2.32%	N/A	N/A	0.34%	0.34%
Class A Shares	1/6/03	-0.88%	-0.12%	0.92%	1.92%	1.98%	1.00%	N/A	0.62%	0.62%
BofA Merrill Lynch 1-Year Treasury Index		0.30%	0.47%	1.07%	2.13%	2.13%	N/A	N/A	N/A	N/A

(1)	Performance of Class A Shares reflects Class A Shares’ maximum sales charge.

(2)

The BofA Merrill Lynch 1-Year Treasury Index, an unmanaged, market capitalization weighted index including U.S. Treasuries, is not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class A Shares. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    T a x    E x em p t    B o n d    F u n d s

I N T E R M E D I A T E    T A X    E X E M P T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Guarantees, if any, by the municipal issuers, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

PNC Intermediate Tax Exempt Bond Fund seeks to provide high current income while preserving capital by investing in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Intermediate Tax Exempt Bond Fund returned -0.17% to Class C Shares investors(1) and 1.84% to Class I Shares investors. The Fund’s benchmark, the S&P Municipal Bond Intermediate Index(2), returned 2.75%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	We added several mid-grade, or A-rated, names to the Fund’s portfolio and increased exposure to BBB-rated bonds during the annual period.

—

Throughout the fiscal year, our team favored dedicated tax bonds(3) and revenue bonds(4). The dedicated tax bond sector was favored as we viewed new municipal financing of state unemployment fund loans as representing attractive value. Within the revenue bond sector, we particularly increased the Fund’s exposure to the health care sector during the annual period.

—	We decreased the Fund’s exposure to state and local general obligation bonds during the annual period.

—

We modestly shortened the effective duration of the Fund from 5.84 years at the end of May 2012 to 5.81 years at the end of May 2013. The effective duration of the S&P Municipal Bond Intermediate Index was 5.44 years as of May 31, 2013. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—

The Fund’s underweight to A-rated bonds compared to the S&P Municipal Bond Intermediate Index through most of the annual period detracted most from relative results. To a lesser degree, sector weightings and effective duration neutrality hampered the Fund’s relative performance as well.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Portfolio Holdings

Education Revenue Bonds	19.3
General Obligations	13.1
Hospital/Nursing Home Revenue Bonds	13.0
Refunding Notes	12.5
Utility Revenue Bonds	8.9
Trasportation Revenue Bonds	8.3
Other Revenue Bonds	8.1
Refunding Bonds	6.0
Water/Sewer Revenue Bonds	5.0
Public Facilities Revenue Bonds	4.3
Industrial/Development Revenue Bonds	1.5
100.0%

P N C    T a x    E x e m p t    B o n d    F u n d s

I N T E R M E D I A T E    T A X    E X E M P T     B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

			Average Total Returns as of 05/31/13(6)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (7),(8)	Total Gross Fund Operating Expenses (7),(9)
Class I Shares	3/1/98	1.84%	4.80%	5.03%	3.81%	4.32%	N/A	N/A	0.55%	0.53%
Class A Shares	9/30/02	-1.54%	3.25%	3.87%	3.01%	3.60%	3.00%	N/A	0.83%	0.81%
Class C Shares	9/30/02	-0.17%	3.47%	3.80%	2.69%	3.21%	N/A	1.00%	1.55%	1.53%
S&P Municipal Bond Intermediate Index		2.75%	5.40%	5.87%	4.74%	N/A	N/A	N/A	N/A	N/A

(1)	Performance of Class C shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

Dedicated tax bonds are bonds whose primary repayment is secured by a stream of government tax or fee revenues legally pledged for the benefit of bondholders. Because they have a revenue stream specifically assigned to debt service, dedicated tax bonds can be considered a more stable credit during economic downturns.

(4)	Revenue bonds are bonds supported by the revenue from a specific project, such as a toll bridge, highway or local stadium.

(5)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(6)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(7)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(8)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable. (9)Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    T a x    E x e m p t    B o n d    F u n d s

M A R Y L A N D    T A X    E X E M P T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Guarantees, if any, by the municipal issuers, the State of Maryland, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

PNC Maryland Tax Exempt Bond Fund seeks to provide a high level of interest income that is exempt from federal and Maryland state and local income taxes by investing in investment grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from federal income taxes, federal alternative minimum tax and Maryland state and local income taxes.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Maryland Tax Exempt Bond Fund returned -0.75% to Class C Shares investors(1) and 1.35% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2), returned 2.75%. The Fund’s secondary benchmark, the S&P Maryland Municipal Bond Index(2), returned 2.54%.

What factors most significantly affected the Fund’s performance during the reporting period?

—

In general, Maryland is a stronger state than most in terms of fiscal responsibility. There are many strong local governments in the state, and the state itself has been better positioned than most to handle the credit downturn. Still, the state and local governments of Maryland have considerable exposure to the federal government. Federal budget sequestration caused layoffs in the defense sector, which had an impact on state and local government revenue in Maryland. The general high grade nature of Maryland, coupled with fundamental credit pressure based on federal government dependence, caused Maryland to be a bottom quartile performer in the S&P Municipal Bond Intermediate Index during the annual period.

—

We added several mid-grade, or A-rated, names to the Fund’s portfolio. We favored revenue bonds(3) over tax-backed debt, as we believed revenue bonds provided a good credit hedge against Maryland state and local governments, as fiscal, budgetary and political pressures persisted. Particularly, we added to the Fund’s exposure to the health care sector. We decreased exposure to Puerto Rico bonds, as we believe the commonwealth and many of its credits face budgetary, political and economic headwinds going forward.

—

We modestly lengthened the effective duration of the Fund from 5.66 years at the end of May 2012 to 5.70 years at the end of May 2013. This brought the Fund’s effective duration to 105% of the benchmark’s position. The effective duration of the S&P Municipal Bond Intermediate Index was 5.44 years as of May 31, 2013. We implemented this strategy by focusing on the ten- to fifteen-year range of the yield curve, or spectrum of maturities. With a focus on this part of the yield curve, we also sought to add convexity to the Fund’s portfolio. Convexity is a volatility measure for bonds used in conjunction with modified duration in order to measure how the bond’s price will change as interest rates change. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—

BBB-rated Maryland bonds significantly trailed BBB-rated bonds in the broad municipal bond market, thus detracting from the Fund’s relative results. Also, the Fund’s AA-rated Maryland bonds, primarily local general obligation bonds, underperformed broad municipal market AA-rated bonds. The Fund’s effective duration position had a minimal impact on Fund results.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Portfolio Holdings

General Obligations	26.7
Hospital/Nursing Home Revenue Bonds	17.9
Trasportation Revenue Bonds	16.6
Public Facilities Revenue Bonds	13.1
Education Revenue Bonds	7.7
Refunding Bonds	7.6
Other Revenue Bonds	5.3
Water/Sewer Revenue Bonds	1.8
Refunding Notes	1.7
Utility Revenue Bonds	1.6
100.0%

P N C    T a x    E x e m p t    B o n d    F u n d s

M A R Y L A N D    T A X    E X E M P T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (6),(7)	Total Net Fund Operating Expenses (6),(8)
Class I Shares	6/2/92	1.35%	3.86%	4.33%	3.47%	4.63%	N/A	N/A	0.55%	0.53%
Class A Shares	9/30/02	-1.97%	2.55%	3.35%	2.71%	3.84%	3.00%	N/A	0.83%	0.81%
Class C Shares	9/30/02	-0.75%	2.76%	3.24%	2.42%	3.43%	N/A	1.00%	1.55%	1.53%
S&P Municipal Bond Intermediate Index		2.75%	5.40%	5.87%	4.74%	N/A	N/A	N/A	N/A	N/A
S&P Maryland Municipal Bond Index		2.54%	4.73%	5.13%	4.39%	N/A	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Revenue bonds are bonds supported by the revenue from a specific project, such as a toll bridge, highway or local stadium.

(4)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(6)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(7)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(8)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Tax Exempt Bond  Funds

M I C H I G A N  I N T E R M E D I A T E  M U  N I C I P A L  B O N D  F U N D  O V E R V I E W ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Guarantees, if any, by the municipal issuers, the State of Michigan, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

PNC Michigan Intermediate Bond Fund seeks to provide income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with the conservation of capital, by investing in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Michigan Intermediate Municipal Bond Fund returned -0.90% to Class C Shares investors(1) and 1.09% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2), returned 2.75%. The Fund’s secondary benchmark, the S&P Michigan Municipal Bond Index(2), returned 4.28%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	We added exposure to mid-grade, or A-rated, names in the Fund’s portfolio and decreased exposure to BBB-rated bonds during the reporting period.

—

We increased the Fund’s exposure to the health care sector. We decreased exposure to Puerto Rico bonds, as we believe the commonwealth and many of its credits face budgetary, political and economic headwinds going forward.

—

We shortened the effective duration of the Fund from 5.47 years at the end of May 2012 to 4.96 years at the end of May 2013. This brought the Fund’s effective duration to 91.3% of the benchmark’s position. The effective duration of the S&P Municipal Bond Intermediate Index was 5.44 years as of May 31, 2013. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—

BBB-rated and A-rated Michigan bonds significantly trailed their counterparts in the broad municipal bond market, thus detracting from the Fund’s relative results. The Fund’s duration position contributed positively, albeit modestly, to its relative results.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Portfolio Holdings

General Obligations	36.0
Education Revenue Bonds	18.6
Hospital/Nursing Home Revenue Bonds	15.9
Water/Sewer Revenue Bonds	12.5
Other Revenue Bonds	6.4
Refunding Notes	4.2
Utility Revenue Bonds	3.3
Public Facilities Revenue Bonds	3.1
Trasportation Revenue Bonds	0.0
100.0%

P N C    T a x    E x e m p t    B o n d    F u n d s

M I C H I G A N  I N T E R M E D I A T E  M U N I C I P A L  B O N D  F U N D  O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	7/2/90	1.09%	4.33%	4.33%	3.41%	4.91%	N/A	N/A	0.70%	0.70%
Class A Shares	7/2/90	-2.16%	3.01%	3.46%	2.85%	4.56%	3.00%	N/A	0.97%	0.97%
Class C Shares	8/6/01	-0.90%	3.29%	3.30%	2.41%	3.99%	N/A	1.00%	1.70%	1.70%
S&P Municipal Bond Intermediate Index		2.75%	5.40%	5.87%	4.74%	N/A	N/A	N/A	N/A	N/A
S&P Michigan Municipal Bond Index		4.28%	6.35%	5.75%	4.76%	N/A	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than thei1 original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    T a x    E x e m p t    B o n d    F u n d s

O H I O    I N T E R M E D I A T E    T A X    E X E M P T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Adam Mackey Managing Director, Municipal Fixed Income

Guarantees, if any, by the municipal issuers, the State of Ohio, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

PNC Ohio Intermediate Tax Exempt Bond Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with the preservation of capital, by investing in debt securities (bonds) issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Ohio Intermediate Municipal Bond Fund returned -0.52% to Class C Shares investors(1) and 1.47% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2), returned 2.75%. The Fund’s secondary benchmark, the S&P Ohio Municipal Bond Index(2), returned 5.91%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	We added exposure to mid-grade, or A-rated, names in the Fund’s portfolio and decreased exposure to BBB-rated bonds during the annual period.

—

We increased the Fund’s exposure to the health care sector. We decreased exposure to local general obligation bonds and to Puerto Rico bonds, the latter because we believe the commonwealth and many of its credits face budgetary, political and economic headwinds going forward.

—

We shortened the effective duration of the Fund from 5.80 years at the end of May 2012 to 5.40 years at the end of May 2013. This brought the Fund’s effective duration to 108% of the benchmark’s position. The effective duration of the S&P Municipal Bond Intermediate Index was 5.44 years as of May 31, 2013. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—

BBB-rated and A-rated Ohio bonds significantly trailed their counterparts in the broad municipal bond market, thus detracting from the Fund’s relative results. The Fund’s duration position contributed positively, albeit modestly, to its relative results.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Portfolio Holdings

Education Revenue Bonds	18.9
General Obligations	18.9
Water/Sewer Revenue Bonds	15.4
Hospital/Nursing Home Revenue Bonds	13.9
Trasportation Revenue Bonds	7.9
Pollution Control Revenue Bonds	7.0
Utility Revenue Bonds	6.3
Industrial/Development Revenue Bonds	5.1
Other Revenue Bonds	3.2
Public Facilities Revenue Bonds	2.7
Refunding Notes	0.7
100.0%

P N C  T a x    E x e m p t    B o n d    F u n d s

O H I O    I N T E R M E D I A T E    T A X    E X E M P T    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(4)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (5),(6)	Total Net Fund Operating Expenses (5),(7)
Class I Shares	1/5/90	1.47%	4.50%	4.79%	3.73%	4.94%	N/A	N/A	0.55%	0.55%
Class A Shares	4/15/91	-1.85%	3.18%	3.89%	3.15%	4.65%	3.00%	N/A	0.83%	0.83%
Class C Shares	6/23/00	-0.52%	3.41%	3.72%	2.71%	3.91%	N/A	1.00%	1.55%	1.55%
S&P Municipal Bond Interme-diate Index		2.75%	5.40%	5.87%	4.74%	N/A	N/A	N/A	N/A	N/A
S&P Ohio Municipal Bond Index		5.91%	6.43%	5.79%	4.63%	N/A	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(4)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(5)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(6)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(7)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    T a x    E x e m p t    B o n d    F u n d s

P E N N S Y L V A N I A    I N  T E R M E D I A T E    M U N I C I P A L    B O N D    F U N D     O V E R V I E W     ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Guarantees, if any, by the municipal issuers, the Commonwealth of Pennsylvania, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

The Fund’s focus on investments in securities located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that state. The Fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more issuers.

PNC Pennsylvania Intermediate Municipal Bond Fund seeks to provide current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with the preservation of capital, by investing in debt securities (bonds) issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Pennsylvania Intermediate Municipal Bond Fund returned -0.79% to Class C Shares investors(1) and 1.19% to Class I Shares investors. The Fund’s primary benchmark, the S&P Municipal Bond Intermediate Index(2), returned 2.75%. The Fund’s secondary benchmark, the S&P Pennsylvania Municipal Bond Index(2), returned 3.46%.

What factors most significantly affected the Fund’s performance during the reporting period?

•	We decreased the Fund’s exposure to lower grade credits, or those rated BBB, during the annual period.

•

Throughout, our team favored revenue bonds(3), as we believed revenue bonds provided a good credit hedge against state and local governments, as fiscal, budgetary and political pressures persisted. Within the revenue bond sector, we particularly increased the Fund’s exposure to the higher education sector during the annual period.

•	We decreased exposure to Puerto Rico bonds, as we believe the commonwealth and many of its credits face budgetary, political and economic headwinds going forward.

•

We lengthened the effective duration of the Fund from 5.36 years at the end of May 2012 to 6.10 years at the end of May 2013. This brought the Fund’s effective duration to 112% of the benchmark’s position. The effective duration of the S&P Municipal Bond Intermediate Index was 5.44 years as of May 31, 2013. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

•

BBB-rated and A-rated Pennsylvania bonds significantly trailed their counterparts in the broad municipal bond market, thus detracting from the Fund’s relative results. The Fund’s duration position also detracted, albeit modestly, from its relative results.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Portfolio Holdings

Education Revenue Bonds	36.9
General Obligations	17.1
Hospital/Nursing Home Revenue Bonds	11.7
Refunding Bonds	9.0
Refunding Notes	8.6
Trasportation Revenue Bonds	5.8
Water/Sewer Revenue Bonds	4.2
Public Facilities Revenue Bonds	4.1
Other Revenue Bonds	2.6
100.0%

P N C    T a x    E x e m p t    B o n d    F u n d s

P E N N S Y L V A N I A  I N T E R M E D I A T E  M U N I C I P A L  B O N D  F U N D  O V E R V I E W  ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(5)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (6),(7)	Total Net Fund Operating Expenses (6),(8)
Class I Shares	8/10/94	1.19%	4.23%	4.63%	3.62%	4.55%	N/A	N/A	0.61%	0.61%
Class A Shares	9/11/96	-2.11%	2.91%	3.72%	3.04%	4.18%	3.00%	N/A	0.88%	0.88%
Class C Shares	2/24/00	-0.79%	3.17%	3.59%	2.61%	3.30%	N/A	1.00%	1.61%	1.61%
S&P Municipal Bond Intermediate Index		2.75%	5.40%	5.87%	4.74%	N/A	N/A	N/A	N/A	N/A
S&P Pennsylvania Municipal Bond Index		3.46%	5.62%	5.62%	4.77%	N/A	N/A	N/A	N/A	N/A

(1)	Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Revenue bonds are bonds supported by revenues from a specific project, such as a toll bridge, highway or local stadium.

(4)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(5)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception returns for the benchmarks reflect the closest month end to the inception date of Class I Shares of the Fund.

(6)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(7)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(8)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C    T a x    E x e m p t    B o n d    F u n d s

T A X    E X E M P T    L I M I T E D    M A T U R I T Y    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Adam Mackey

Managing Director,

Municipal Fixed Income

Guarantees, if any, by the municipal issuers, the U.S. government, its agencies, or instrumentalities relate only to the payment of principal or interest of the portfolio securities and not the shares of the Fund. An investment in a tax exempt fund is subject to interest rate risk, which is the possibility that the yield of the Fund will decline due to falling interest rates. For some investors, income may be subject to the federal alternative minimum tax (AMT) and/or to state or local taxes. Capital gains are subject to federal, state and local taxes. Economic or political changes may impact the ability of municipal issuers to repay principal and interest payments on securities of the Fund, which may adversely impact the shares of the Fund.

PNC Tax Exempt Limited Maturity Bond Fund seeks to provide a high level of income that is exempt from regular federal income tax as is consistent with relative preservation of capital by investing in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax.

How did the Fund perform during the reporting period?

During the fiscal year ended May 31, 2013, the Tax Exempt Limited Maturity Bond Fund returned 2.19% to Class C Shares investors(1) and 0.67% to Class I Shares investors. The Fund’s benchmark, the S&P Municipal Bond Short Intermediate Index(2), returned 1.73%.

What factors most significantly affected the Fund’s performance during the reporting period?

—	We incorporated some higher yielding lower grade or mid grade names to the Fund’s portfolio when priced appropriately, particularly bonds rated A.

—	We favored revenue bonds(3) over tax-backed debt, particularly adding to the Fund’s exposure to the higher education and health care sectors.

—

We viewed pre-refunded(4) securities as the “flight to quality” asset within the municipal market. As such, the Fund maintained its lesser exposure to pre-refunded bonds than its benchmark index throughout the annual period.

—

The Fund generally seeks to be fully invested and maintain a less than 3% cash position in normally functioning markets. Over the course of the fiscal year, the Fund’s cash position ranged from 1% to 10% of total net assets, as inflow and outflow activity fluctuated.

—

The Fund’s effective duration ranged between 3.06 and 3.55 years during the annual period, as we made adjustments as market conditions shifted. Having begun the annual period with a duration of 3.29 years at the end of May 2012, the duration of the Fund stood at 3.31 years at the end of May 2013. The Fund’s duration and yield curve positioning contributed positively, albeit modestly, to its relative results. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

—

Throughout, the Fund was slightly underweight mid grade and lower grade credits, i.e., A-rated and BBB-rated bonds, and overweight higher grade credits, i.e., AAA-rated and AA-rated bonds, relative to the S&P Municipal Bond Intermediate Index. As higher grade credit underperformed mid grade and lower grade credit during the annual period, such positioning detracted from the Fund’s results. Issue selection within the health care and transportation sectors also hampered the Fund’s results.

The table below presents portfolio holdings as of May 31, 2013 as a percentage of total investments.

Portfolio Holdings

General Obligations	23.8
Hospital/Nursing Home Revenue Bonds	17.6
Education Revenue Bonds	14.8
Trasportation Revenue Bonds	9.2
Other Revenue Bonds	7.5
Refunding Notes	6.2
Public Facilities Revenue Bonds	6.0
Utility Revenue Bonds	5.4
Water/Sewer Revenue Bonds	4.8
Refunding Bonds	4.7
100.0%

P N C  E q u i t y  F u n d s

T A X    E X E M P T    L I M I T E D    M A T U R I T Y    B O N D    F U N D    O V E R V I E W    ( U n a u d i t e d )

Average Annual Total Returns as of 05/31/13(6)
	Date of Inception	1 Year	3 Years	5 Years	10 Years	Since Inception	Max Sales Charge	Max CDSC	Total Gross Fund Operating Expenses (7),(8)	Total Net Fund Operating Expenses (7),(9)
Class I Shares	3/1/98	0.67%	2.27%	2.99%	2.61%	3.26%	N/A	N/A	0.54%	0.53%
Class A Shares	9/30/02	-2.54%	1.02%	2.04%	1.87%	2.59%	3.00%	N/A	0.82%	0.81%
Class C Shares(1)	9/30/02	2.19%	2.44%	2.66%	1.94%	2.45%	N/A	1.00%	1.54%	1.53%
S&P Municipal Bond Short Inter- mediate Index		1.73%	3.36%	4.25%	3.73%	N/A	N/A	N/A	N/A	N/A

(1)

Performance of Class C Shares assumes the deduction of the maximum applicable deferred sales charge on the implied disposal of shares at the end of the period. The performance shown for Class C Shares above is higher than it otherwise would have been because of the small amount of net assets attributable to that class of shares and the effects of rounding. Absent the effect of sales charges, Class C Shares typically have investment performance that is lower than Class I and Class A Shares by the amount the operating expenses of Class C Shares exceeds the operating expenses of Class I and Class A Shares, respectively.

(2)

The S&P Municipal Bond Intermediate Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). The maturity based sub-indices classify the bonds included in each respective sub-index by minimum term maturity as of the rebalancing reference date. The state level municipal bond indices consist of bonds that have been issued by municipalities or municipal authorities within the 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. These indices are not available for direct investment. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, investment advisory fees or other expenses. Past performance is no guarantee of future results.

(3)	Revenue bonds are bonds supported by revenues from a specific project, such as a toll bridge, highway or local stadium.

(4)

Pre-refunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the pre-refunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value — sometime significantly.

(5)

This graph provides a hypothetical $10,000 investment in the Fund for the most recent 10 year period. The graph shows performance of Class I and Class C Shares. The performance of Class A Shares may be greater or less than that shown in the graph based on the difference in sales charges and fees paid by the shareholders investing in those Classes. Returns shown on the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(6)

Total returns reflect reinvestment of dividends and capital gains, deduction of applicable sales charge (including the contingent deferred sales charge appropriate to each period), operating expenses and fees. Returns also reflect fee waivers and expense reimbursements, as applicable. Without such a fee waiver and expense reimbursement, performance of the Fund would have been lower. For a share class of the Fund that commenced operations after the inception date of the Fund’s Class I Shares, certain performance information includes the performance of Class I Shares, adjusted to reflect that share class’ fees, expenses and maximum sales charges, through the date of that share class’ inception. Since inception return for the benchmark reflects the closest month end to the inception date of Class I Shares of the Fund.

(7)

Total Fund Operating Expenses shown reflect expenses from the September 28, 2012 Prospectus, as amended from time to time, and may differ from those found within the Expense Tables and Financial Highlights.

(8)	Expenses shown gross of waivers, reimbursements and payment by affiliate, where applicable.

(9)	Expenses shown net of waivers, reimbursements and payment by affiliate, where applicable.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

P N C  F i x e d  I n c o m e  F u n d s

O V E R V I E W    ( U n a u d i t e d )

M a y  3 1 ,  2 0 1 2

At May 31, 2013, the following percentages of each Fund’s net assets were insured by bond insurers.

Bond Insurer	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond	Tax Exempt Limited Maturity Bond
AGM	7.2%	3.5%	6.2%	4.9%	17.0%	4.3%
AGM Q-SBLF	–	–	0.2	–	–	–
AMBAC	2.6	1.2	9.0	6.1	–	7.0
FGIC	–	–	3.0	0.6	–	–
GNMA/FNMA/FHLMC	–	–	–	2.9	–	–
NATL-RE	–	4.2	4.9	9.8	–	3.1
NATL-RE FGIC	3.1	1.7	–	5.3	2.2	–
NATL-RE FHA	–	1.2	–	–	–	–
NATL-RE Q-SBLF	–	–	12.4	–	–	–
NATL-RE-IBC	2.2	1.5	–	–	–	0.9
PSF-GTD	3.2	–	–	–	–	3.7
SONYMA	0.5	–	–	–	–	–
Total	18.8%	13.3%	35.7%	29.6%	19.2%	19.0%

The rating of long-term debt as a percentage of total value of investments on May 31, 2013, is as follows:

Standard & Poor’s/ Moody’s Ratings	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond	Tax Exempt Limited Maturity Bond
AAA/Aaa	47.5%	36.3%	41.4%	30.6%	38.7%	30.5%
AA/Aa	18.6	19.2	27.3	23.8	35.4	36.0
A/A	20.5	33.6	20.0	31.0	6.5	20.0
BBB/Baa	5.6	6.2	9.4	11.2	19.4	10.9
NR	7.8	4.7	1.9	3.4	–	2.6
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are categorized according to their lowestrating.

P N C  F i x e d  I n c o m e  F u n d s  a n d  T a x  E x e m p t  B o n d   F u n d s

E X P E N S E  T A B L E S

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which are described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the period (December 1, 2012 to May 31, 2013), and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2013.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six month period shown and held for the entire period (December 1, 2012 to May 31, 2013). The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period.The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annualized Expense Ratio	Expenses Paid During Period(1)

Bond Fund
Actual
Class I	$1,000.00	$992.32	0.61%	$3.01
Class A	1,000.00	990.99	0.89	4.40
Class C	1,000.00	987.38	1.61	7.95
Hypothetical(2)
Class I	1,000.00	1,021.91	0.61	3.05
Class A	1,000.00	1,020.51	0.89	4.46
Class C	1,000.00	1,016.93	1.61	8.07

Government Mortgage Fund
Actual
Class I	$1,000.00	$987.12	0.66%	$3.26
Class A	1,000.00	985.73	0.94	4.64
Class C	1,000.00	982.19	1.66	8.22
Hypothetical(2)
Class I	1,000.00	1,021.65	0.66	3.32
Class A	1,000.00	1,020.25	0.94	4.72
Class C	1,000.00	1,016.63	1.66	8.37

High Yield Bond Fund
Actual
Class I	$ 1,000.00	$ 1,047.33	0.75%	$3.83
Class A	1,000.00	1,045.94	1.01	5.15
Hypothetical(2)
Class I	1,000.00	1,021.19	0.75	3.78
Class A	1,000.00	1019.90	1.01	5.08

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annualized Expense Ratio	Expenses Paid During Period(1)

Intermediate Bond Fund
Actual
Class I	$1,000.00	$996.46	0.54%	$2.67
Class A	1,000.00	995.09	0.82	4.06
Class C	1,000.00	991.53	1.54	7.62
Hypothetical(2)
Class I	1,000.00	1,022.25	0.54	2.71
Class A	1,000.00	1,020.86	0.82	4.12
Class C	1,000.00	1,017.28	1.54	7.72

Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,000.67	0.49%	$2.43
Class A	1,000.00	999.26	0.77	3.83
Class C	1,000.00	997.13	1.21	6.01
Hypothetical(2)
Class I	1,000.00	1,022.50	0.49	2.46
Class A	1,000.00	1,021.10	0.77	3.87
Class C	1,000.00	1,018.91	1.21	6.08

Total Return Advantage Fund
Actual
Class I	$1,000.00	$999.91	0.56%	$2.79
Class A	1,000.00	998.53	0.84	4.18
Class C	1,000.00	995.85	1.56	7.75
Hypothetical(2)
Class I	1,000.00	1,022.14	0.56	2.82
Class A	1,000.00	1,020.75	0.84	4.23
Class C	1,000.00	1,017.17	1.56	7.83

(1) Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2) Assumes annual return of 5% before expenses.

PNC   F ix ed   I ncome   F unds   and   Tax   E x empt   Bond   F unds

E X P E N S E   T A B L E S

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annualized Expense Ratio	Expenses Paid During Period(1)

Ultra Short Bond Fund
Actual
Class I	$1,000.00	$1,001.21	0.32%	$1.62
Class A	1,000.00	999.83	0.61	3.02
Hypothetical(2)
Class I	1,000.00	1,023.32	0.32	1.63
Class A	1,000.00	1,021.91	0.61	3.05

Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$988.40	0.53%	$2.63
Class A	1,000.00	986.93	0.81	4.02
Class C	1,000.00	984.15	1.53	7.56
Hypothetical(2)
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,020.89	0.81	4.09
Class C	1,000.00	1,017.31	1.53	7.69

Maryland Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$985.61	0.53%	$2.62
Class A	1,000.00	984.24	0.81	4.01
Class C	1,000.00	980.72	1.52	7.50
Hypothetical(2)
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,020.89	0.81	4.08
Class C	1,000.00	1,017.36	1.52	7.63

Michigan Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$985.95	0.80%	$3.94
Class A	1,000.00	984.61	1.07	5.28
Class C	1,000.00	981.00	1.80	8.88
Hypothetical(2)
Class I	1,000.00	1,020.97	0.80	4.01
Class A	1,000.00	1,019.61	1.07	5.38
Class C	1,000.00	1,015.97	1.80	9.03

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annualized Expense Ratio	Expenses Paid During Period(1)

Ohio Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$987.13	0.58%	$2.85
Class A	1,000.00	984.84	0.86	4.24
Class C	1,000.00	982.08	1.58	7.80
Hypothetical(2)
Class I	1,000.00	1,022.06	0.58	2.90
Class A	1,000.00	1,020.66	0.86	4.31
Class C	1,000.00	1,017.06	1.58	7.94

Pennsylvania Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$982.97	0.69%	$3.41
Class A	1,000.00	981.69	0.96	4.74
Class C	1,000.00	978.12	1.69	8.33
Hypothetical(2)
Class I	1,000.00	1,021.50	0.69	3.47
Class A	1,000.00	1,020.15	0.96	4.83
Class C	1,000.00	1,016.50	1.69	8.50

Tax Exempt Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$993.81	0.53%	$2.63
Class A	1,000.00	993.37	0.81	4.03
Class C	1,000.00	1,023.49	0.84	4.26
Hypothetical(2)
Class I	1,000.00	1,022.29	0.53	2.67
Class A	1,000.00	1,020.89	0.81	4.08
Class C	1,000.00	1,020.72	0.84	4.25

(1)

Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number (2) of days (182) in the most recent fiscal half-year, then divided by 365.

(2)	Assumes annual return of 5% before expenses.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s F I N A N C I A L H I G H L I G H T S	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s F o r t h e Y e a r s E n d e d M a y 3 1,

	Bond Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.80	$10.53	$10.27	$9.80	$10.03	$10.83	$10.55		$10.30	$9.82	$10.05

Net Investment Income(1)	0.20	0.30	0.35	0.40	0.47	0.18	0.28		0.32	0.37	0.45
Realized and Unrealized Gain (Loss) on Investments	(0.03)	0.29	0.27	0.49	(0.22)	(0.05)	0.30		0.26	0.50	(0.22)

Total from Investment Operations	0.17	0.59	0.62	0.89	0.25	0.13	0.58		0.58	0.87	0.23

Dividends from Net Investment Income	(0.23)	(0.32)	(0.36)	(0.42)	(0.48)	(0.20)	(0.30)		(0.33)	(0.39)	(0.46)
Distributions from Net Realized Gains	(0.19)	–	–	–	–	(0.19)	–		–	–	–

Total Distributions	(0.42)	(0.32)	(0.36)	(0.42)	(0.48)	(0.39)	(0.30)		(0.33)	(0.39)	(0.46)

Net Asset Value, End of Year	$10.55	$10.80	$10.53	$10.27	$9.80	$10.57	$10.83		$10.55	$10.30	$9.82

Total Return†	1.56%	5.69%	6.09%	9.16%	2.69%	1.18%	5.56%		5.69%	8.94%	2.44%

Ratios/Supplemental Data
Net Assets End of Year (000)	$193,899	$182,239	$220,136	$234,920	$258,327	$3,937	$4,449		$5,134	$5,609	$5,526
Ratio of Expenses to Average Net Assets	0.60%	0.59%	0.59%	0.59%	0.61%	0.88%	0.81	%(2)	0.87%	0.88%	0.86%
Ratio of Net Investment Income to Average Net Assets	1.87%	2.87%	3.32%	3.98%	4.91%	1.64%	2.66	%(2)	3.05%	3.68%	4.66%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.60%	0.59%	0.59%	0.59%	0.65%	0.88%	0.87%		0.87%	0.88%	0.90%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.87%	2.87%	3.32%	3.98%	4.87%	1.64%	2.60%		3.05%	3.68%	4.62%
Portfolio Turnover Rate(3)	71%	58%	80%	52%	105%	71%	58%		80%	52%	105%

	Bond Fund
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.80	$10.53	$10.27	$9.80	$10.03

Net Investment Income(1)	0.10	0.20	0.24	0.30	0.37
Realized and Unrealized Gain (Loss) on Investments	(0.05)	0.28	0.27	0.48	(0.21)

Total from Investment Operations	0.05	0.48	0.51	0.78	0.16

Dividends from Net Investment Income	(0.12)	(0.21)	(0.25)	(0.31)	(0.39)
Distributions from Net Realized Gains	(0.19)	–	–	–	–

Total Distributions	(0.31)	(0.21)	(0.25)	(0.31)	(0.39)

Net Asset Value, End of Year	$10.54	$10.80	$10.53	$10.27	$9.80

Total Return†	0.46%	4.65%	5.04%	8.07%	1.70%

Ratios/Supplemental Data
Net Assets End of Year (000)	$286	$308	$392	$445	$370
Ratio of Expenses to Average Net Assets	1.60%	1.60%	1.59%	1.60%	1.58%
Ratio of Net Investment Income to Average Net Assets	0.91%	1.91%	2.33%	2.94%	3.86%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.60%	1.60%	1.59%	1.60%	1.61%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.91%	1.91%	2.33%	2.94%	3.83%
Portfolio Turnover Rate(3)	71%	58%	80%	52%	105%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)

Due to its investment strategy, the Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1,

	Government Mortgage Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$9.70	$9.67	$9.67	$9.51	$9.18	$9.70	$9.66		$9.67	$9.51	$9.18

Net Investment Income(1)	0.24	0.34	0.39	0.41	0.44	0.22	0.32		0.36	0.38	0.41
Realized and Unrealized Gain (Loss) on Investments	(0.29)	0.07	0.02	0.18	0.35	(0.30)	0.07		0.01	0.19	0.35

Total from Investment Operations	(0.05)	0.41	0.41	0.59	0.79	(0.08)	0.39		0.37	0.57	0.76

Dividends from Net Investment Income	(0.30)	(0.38)	(0.41)	(0.43)	(0.46)	(0.27)	(0.35)		(0.38)	(0.41)	(0.43)

Total Distributions	(0.30)	(0.38)	(0.41)	(0.43)	(0.46)	(0.27)	(0.35)		(0.38)	(0.41)	(0.43)

Net Asset Value, End of Year	$9.35	$9.70	$9.67	$9.67	$9.51	$9.35	$9.70		$9.66	$9.67	$9.51

Total Return†	(0.55)%	4.27%	4.30%	6.37%	8.80%	(0.83)%	4.15%		3.91%	6.06%	8.54%

Ratios/Supplemental Data
Net Assets End of Year (000)	$87,433	$88,197	$110,943	$133,539	$156,430	$8,505	$11,882		$13,126	$16,443	$16,590
Ratio of Expenses to Average Net Assets	0.66%	0.65%	0.63%	0.63%	0.63%	0.94%	0.86	%(2)	0.91%	0.92%	0.88%
Ratio of Net Investment Income to Average Net Assets	2.45%	3.55%	4.04%	4.33%	4.68%	2.31%	3.33	%(2)	3.77%	4.01%	4.35%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.66%	0.65%	0.63%	0.63%	0.68%	0.94%	0.93%		0.91%	0.92%	0.92%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.45%	3.55%	4.04%	4.33%	4.63%	2.31%	3.26%		3.77%	4.01%	4.31%
Portfolio Turnover Rate(3)	54%	29%	17%	15%	83%	54%	29%		17%	15%	83%

	Government Mortgage Fund
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$9.68	$9.65	$9.65	$9.50	$9.17

Net Investment Income(1)	0.15	0.24	0.30	0.30	0.32
Realized and Unrealized Gain (Loss) on Investments	(0.29)	0.07	0.01	0.19	0.38

Total from Investment Operations	(0.14)	0.31	0.31	0.49	0.70

Dividends from Net Investment Income	(0.20)	(0.28)	(0.31)	(0.34)	(0.37)

Total Distributions	(0.20)	(0.28)	(0.31)	(0.34)	(0.37)

Net Asset Value, End of Year	$9.34	$9.68	$9.65	$9.65	$9.50

Total Return†	(1.44)%	3.23%	3.27%	5.20%	7.75%

Ratios/Supplemental Data
Net Assets End of Year (000)	$2,920	$3,906	$3,719	$4,704	$2,589
Ratio of Expenses to Average Net Assets	1.66%	1.65%	1.63%	1.64%	1.59%
Ratio of Net Investment Income to Average Net Assets	1.61%	2.49%	3.07%	3.17%	3.42%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.66%	1.65%	1.63%	1.64%	1.63%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.61%	2.49%	3.07%	3.17%	3.38%
Portfolio Turnover Rate(3)	54%	29%	17%	15%	83%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)

Due to its investment strategy, the Government Mortgage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	High Yield Bond Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$8.04	$8.35	$9.15	$7.96	$9.93	$8.05	$8.36		$9.16	$7.97	$9.94

Net Investment Income(1)	0.46	0.55	0.66	0.77	0.80	0.44	0.53		0.64	0.75	0.79
Realized and Unrealized Gain (Loss) on Investments	0.54	(0.13)	0.76	1.21	(1.97)	0.53	(0.13)		0.75	1.21	(1.98)

Total from Investment Operations	1.00	0.42	1.42	1.98	(1.17)	0.97	0.40		1.39	1.96	(1.19)

Dividends from Net Investment Income	(0.47)	(0.55)	(0.67)	(0.79)	(0.80)	(0.44)	(0.53)		(0.64)	(0.77)	(0.78)
Distributions from Net Realized Gains	(0.18)	(0.18)	(1.55)	–	–	(0.18)	(0.18)		(1.55)	–	–

Total Distributions	(0.65)	(0.73)	(2.22)	(0.79)	(0.80)	(0.62)	(0.71)		(2.19)	(0.77)	(0.78)

Net Asset Value, End of Year	$8.39	$8.04	$8.35	$9.15	$7.96	$8.40	$8.05		$8.36	$9.16	$7.97

Total Return†	12.75%	5.45%	17.17%	25.47%	(11.05)%	12.44%	5.19%		16.85%	25.12%	(11.25)%

Ratios/Supplemental Data
Net Assets End of Year (000)	$16,700	$9,123	$6,879	$8,797	$10,273	$493	$471		$315	$311	$180
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%	1.01%	1.01	%(2)	1.01%	1.01%	1.00%
Ratio of Net Investment Income to Average Net Assets	5.52%	6.80%	7.40%	8.61%	10.29%	5.34%	6.57	%(2)	7.15%	8.33%	9.99%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.09%	1.19%	1.41%	0.93%	1.33%	1.34%	1.45%		1.71%	1.19%	1.59%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	5.18%	6.36%	6.74%	8.43%	9.71%	5.01%	6.13%		6.45%	8.15%	9.40%
Portfolio Turnover Rate	35%	32%	91%	78%	100%	35%	32%		91%	78%	100%

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which had no impact to Class A ratios. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 31,

	Intermediate Bond Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$11.48	$11.38	$11.31	$10.85	$10.75	$11.49	$11.40		$11.33	$10.87	$10.76

Net Investment Income(1)	0.18	0.27	0.30	0.35	0.45	0.15	0.25		0.27	0.32	0.43
Realized and Unrealized Gain (Loss) on Investments	0.04	0.23	0.28	0.46	0.10	0.05	0.22		0.28	0.46	0.11

Total from Investment Operations	0.22	0.50	0.58	0.81	0.55	0.20	0.47		0.55	0.78	0.54

Dividends from Net Investment Income	(0.19)	(0.28)	(0.31)	(0.35)	(0.45)	(0.16)	(0.26)		(0.28)	(0.32)	(0.43)
Distributions from Net Realized Gains	(0.25)	(0.12)	(0.20)	–	–	(0.25)	(0.12)		(0.20)	–	–

Total Distributions	(0.44)	(0.40)	(0.51)	(0.35)	(0.45)	(0.41)	(0.38)		(0.48)	(0.32)	(0.43)

Net Asset Value, End of Year	$11.26	$11.48	$11.38	$11.31	$10.85	$11.28	$11.49		$11.40	$11.33	$10.87

Total Return†	1.93%	4.43%	5.25%	7.58%	5.35%	1.73%	4.11%		4.95%	7.27%	5.19%

Ratios/Supplemental Data
Net Assets End of Year (000)	$378,963	$397,082	$360,686	$334,915	$355,284	$5,565	$6,298		$7,694	$9,258	$10,018
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.56%	0.81%	0.74	%(2)	0.81%	0.82%	0.81%
Ratio of Net Investment Income to Average Net Assets	1.56%	2.37%	2.62%	3.15%	4.29%	1.30%	2.18	%(2)	2.36%	2.87%	4.02%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.53%	0.53%	0.53%	0.53%	0.61%	0.81%	0.81%		0.81%	0.82%	0.86%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.56%	2.37%	2.62%	3.15%	4.24%	1.30%	2.11%		2.36%	2.87%	3.97%
Portfolio Turnover Rate(3)	83%	48%	80%	56%	110%	83%	48%		80%	56%	110%

	Intermediate Bond Fund
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$11.53	$11.43	$11.36	$10.90	$10.79

Net Investment Income(1)	0.06	0.16	0.19	0.24	0.34
Realized and Unrealized Gain (Loss) on Investments	0.04	0.23	0.28	0.46	0.12

Total from Investment Operations	0.10	0.39	0.47	0.70	0.46

Dividends from Net Investment Income	(0.07)	(0.17)	(0.20)	(0.24)	(0.35)
Distributions from Net Realized Gains	(0.25)	(0.12)	(0.20)	–	–

Total Distributions	(0.32)	(0.29)	(0.40)	(0.24)	(0.35)

Net Asset Value, End of Year	$11.31	$11.53	$11.43	$11.36	$10.90

Total Return†	0.91%	3.38%	4.19%	6.48%	4.42%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,322	$1,083	$1,316	$1,474	$970
Ratio of Expenses to Average Net Assets	1.53%	1.53%	1.53%	1.54%	1.53%
Ratio of Net Investment Income to Average Net Assets	0.52%	1.40%	1.64%	2.12%	3.24%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.53%	1.53%	1.53%	1.54%	1.58%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.52%	1.40%	1.64%	2.12%	3.19%
Portfolio Turnover Rate(3)	83%	48%	80%	56%	110%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)

Due to its investment strategy, the Intermediate Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	Limited Maturity Bond Fund
	Class I						Class A
	2013	2012		2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.19	$10.23		$10.20	$10.11	$9.96	$10.22	$10.26		$10.23	$10.14	$9.99

Net Investment Income(1)	0.06	0.11		0.16	0.25	0.38	0.03	0.09		0.14	0.22	0.34
Realized and Unrealized Gain (Loss) on Investments	0.01	(0.02)		0.05	0.10	0.14	0.01	(0.02)		0.05	0.10	0.16

Total from Investment Operations	0.07	0.09		0.21	0.35	0.52	0.04	0.07		0.19	0.32	0.50

Dividends from Net Investment Income	(0.08)	(0.13)		(0.18)	(0.26)	(0.37)	(0.05)	(0.11)		(0.16)	(0.23)	(0.35)

Total Distributions	(0.08)	(0.13)		(0.18)	(0.26)	(0.37)	(0.05)	(0.11)		(0.16)	(0.23)	(0.35)

Net Asset Value, End of Year	$10.18	$10.19		$10.23	$10.20	$10.11	$10.21	$10.22		$10.26	$10.23	$10.14

Total Return†	0.72%	0.88	%(2)	2.11%	3.50%	5.38%	0.44%	0.67	%(2)	1.82%	3.20%	5.11%

Ratios/Supplemental Data
Net Assets End of Year (000)	$323,255	$337,295		$314,884	$269,482	$140,015	$3,924	$5,116		$7,356	$10,153	$6,842
Ratio of Expenses to Average Net Assets	0.49%	0.48%		0.50%	0.50%	0.53%	0.77%	0.69	%(3)	0.78%	0.79%	0.79%
Ratio of Net Investment Income to Average Net Assets	0.54%	1.06%		1.57%	2.44%	3.78%	0.32%	0.93	%(3)	1.37%	2.19%	3.45%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.49%	0.48%		0.50%	0.50%	0.57%	0.77%	0.76%		0.78%	0.79%	0.81%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.54%	1.06%		1.57%	2.44%	3.74%	0.32%	0.86%		1.37%	2.19%	3.43%
Portfolio Turnover Rate(4)	53%	77%		54%	83%	86%	53%	77%		54%	83%	86%

	Limited Maturity Bond Fund
	Class C
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.22	$10.26		$10.23	$10.14	$9.98

Net Investment Income(1)	(0.02)	0.01		0.07	0.14	0.26
Realized and Unrealized Gain (Loss) on Investments	0.01	(0.02)		0.04	0.11	0.18

Total from Investment Operations	(0.01)	(0.01)		0.11	0.25	0.44

Contributions of Capital by Affiliate(1)	–	–	**(2)	–	–	–

Dividends from Net Investment Income	– **	(0.03)		(0.08)	(0.16)	(0.28)

Total Distributions	–	(0.03)		(0.08)	(0.16)	(0.28)

Net Asset Value, End of Year	$10.21	$10.22		$10.26	$10.23	$10.14

Total Return†	(0.09)%	(0.12	)%(2)	1.10%	2.46%	4.45%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,709	$2,326		$3,217	$5,208	$1,630
Ratio of Expenses to Average Net Assets	1.30%	1.48%		1.50%	1.51%	1.50%
Ratio of Net Investment Income to Average Net Assets	(0.21)%	0.11%		0.68%	1.42%	2.64%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.49%	1.48%		1.50%	1.51%	1.52%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.40)%	0.11%		0.68%	1.42%	2.62%
Portfolio Turnover Rate(4)	53%	77%		54%	83%	86%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to a change in valuation methodology of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(4)

Due to its investment strategy, the Limited Maturity Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See	Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Total Return Advantage Fund(1)
	Class I						Class A
	2013	2012		2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.88	$10.64		$10.36	$9.85	$9.55	$10.89	$10.65		$10.36	$9.86	$9.55

Net Investment Income(2)	0.27	0.37		0.39	0.43	0.45	0.24	0.35		0.36	0.39	0.41
Realized and Unrealized Gain (Loss) on Investments	0.05	0.25		0.30	0.52	0.31	0.04	0.25		0.31	0.50	0.32

Total from Investment Operations	0.32	0.62		0.69	0.95	0.76	0.28	0.60		0.67	0.89	0.73

Payment by Affiliate(2)	–	–		–	0.01 (3)	–	–	–		–	0.01 (3)	–

Contributions of Capital by Affiliate(2)	–	–	**(4)	–	–	–	–	–	**(4)	–	–	–

Dividends from Net Investment Income	(0.29)	(0.38)		(0.41)	(0.44)	(0.46)	(0.26)	(0.36)		(0.38)	(0.39)	(0.42)
Distributions from Net Realized Gains	–	–		–	(0.01)	–	–	–		–	(0.01)	–

Total Distributions	(0.29)	(0.38)		(0.41)	(0.45)	(0.46)	(0.26)	(0.36)		(0.38)	(0.40)	(0.42)

Net Asset Value, End of Year	$10.91	$10.88		$10.64	$10.36	$9.85	$10.91	$10.89		$10.65	$10.36	$9.86

Total Return†	2.96%	5.92	%(4)	6.72%	9.90%	8.24%	2.58%	5.70	%(4)	6.53%	9.32%	7.81%

Ratios/Supplemental Data
Net Assets End of Year (000)	$266,378	$263,356		$247,780	$217,946	$113,202	$5,439	$5,969		$7,038	$9,213	$482
Ratio of Expenses to Average Net Assets	0.56%	0.56%		0.58%	0.53%	0.53%	0.84%	0.76	%(5)	0.86%	0.83%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.43%	3.42%		3.71%	4.19%	4.80%	2.17%	3.23	%(5)	3.43%	3.79%	4.30%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.56%	0.56%		0.58%	0.62%	0.68%	0.84%	0.84%		0.86%	0.85%	1.18%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.43%	3.42%		3.71%	4.10%	4.65%	2.17%	3.15%		3.43%	3.77%	4.15%
Portfolio Turnover Rate(6)	71%	44%		76%	60%	106%	71%	44%		76%	60%	106%

	Total Return Advantage Fund(1)
	Class C
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.91	$10.67		$10.38	$9.86	$9.56

Net Investment Income(2)	0.14	0.26		0.28	0.33	0.36
Realized and Unrealized Gain (Loss) on Investments	0.07	0.25		0.31	0.53	0.31

Total from Investment Operations	0.21	0.51		0.59	0.86	0.67

Payment by Affiliate(2)	–	–		–	0.01 (3)	–

Contributions of Capital by Affiliate(2)	–	–	**(4)	–	–	–

Dividends from Net Investment Income	(0.18)	(0.27)		(0.30)	(0.34)	(0.37)
Distributions from Net Realized Gains	–	–		–	(0.01)	–

Total Distributions	(0.18)	(0.27)		(0.30)	(0.35)	(0.37)

Net Asset Value, End of Year	$10.94	$10.91		$10.67	$10.38	$9.86

Total Return†	1.94%	4.87	%(4)	5.76%	8.87%	7.18%

Ratios/Supplemental Data
Net Assets End of Year (000)	$965	$616		$472	$331	$162
Ratio of Expenses to Average Net Assets	1.56%	1.55%		1.58%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.31%	2.41%		2.69%	3.19%	3.80%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.56%	1.55%		1.58%	1.62%	1.68%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.31%	2.41%		2.69%	3.10%	3.65%
Portfolio Turnover Rate(6)	71%	44%		76%	60%	106%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)

On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 1.00659296, 1.00644841, and 1.00485957 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2)	Per share data calculated using average shares outstanding method.
(3)	See Note 9 in Notes to Financial Statements.
(4)

During the year ended May 31, 2012, a payment was made by the Adviser to offset losses relating to a change in valuation methodology of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. The payment had no impact on the total return of the Fund. See Note 10 in Notes to Financial Statements.

(5)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.08% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(6)

Due to its investment strategy, the Total Return Advantage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance. See Notes to Financial Statements.

See	Notes to Financial Statements.

	Ultra Short Bond Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$9.98	$10.01	$10.05	$10.07	$10.00	$9.99	$10.03		$10.06	$10.08	$10.02

Net Investment Income(1)	0.02	0.02	0.06	0.13	0.31	– **	0.01		0.06	0.11	0.23
Realized and Unrealized Gain (Loss) on Investments	0.02	0.01	0.01	0.02	0.09	0.01	(0.01)		(0.01)	0.02	0.14

Total from Investment Operations	0.04	0.03	0.07	0.15	0.40	0.01	–		0.05	0.13	0.37

Dividends from Net Investment Income	(0.05)	(0.06)	(0.11)	(0.17)	(0.33)	(0.02)	(0.04)		(0.08)	(0.15)	(0.31)

Total Distributions	(0.05)	(0.06)	(0.11)	(0.17)	(0.33)	(0.02)	(0.04)		(0.08)	(0.15)	(0.31)

Net Asset Value, End of Year	$9.97	$9.98	$10.01	$10.05	$10.07	$9.98	$9.99		$10.03	$10.06	$10.08

Total Return†	0.39%	0.26%	0.71%	1.54%	4.12%	0.11%	(0.01)%		0.54%	1.25%	3.74%

Ratios/Supplemental Data
Net Assets End of Period (000)	$404,709	$541,798	$515,482	$339,187	$91,445	$3,735	$5,733		$8,233	$21,663	$11,846
Ratio of Expenses to Average Net Assets	0.34%	0.34%	0.35%	0.39%	0.40%	0.62%	0.50	%(2)	0.64%	0.67%	0.66%
Ratio of Net Investment Income to Average Net Assets	0.23%	0.19%	0.59%	1.25%	3.14%	(0.03)%	0.14	%(2)	0.62%	1.12%	2.29%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	0.34%	0.35%	0.39%	0.47%	0.62%	0.62%		0.64%	0.67%	0.67%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	0.23%	0.19%	0.59%	1.25%	3.07%	(0.03)%	0.02%		0.62%	1.12%	2.28%
Portfolio Turnover Rate(3)	93%	102%	68%	71%	101%	93%	102%		68%	71%	101%

**	Amount represents less than $0.005 per share.

†	Total return excludes sales charge.

(1)	Per share data calculated using average shares outstanding method.

(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.12% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)

Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See	Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Years E n d e d May 31,

	Intermediate Tax Exempt Bond Fund(1)
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.25	$9.76	$9.81	$9.69	$9.55	$10.21	$9.72		$9.84	$9.71	$9.57

Net Investment Income(2)	0.25	0.26	0.25	0.27	0.29	0.23	0.23		0.22	0.24	0.24
Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.56	0.15	0.27	0.18	(0.07)	0.56		0.08	0.27	0.18

Total from Investment Operations	0.18	0.82	0.40	0.54	0.47	0.16	0.79		0.30	0.51	0.42

Dividends from Net Investment Income	(0.25)	(0.26)	(0.25)	(0.28)	(0.29)	(0.23)	(0.23)		(0.22)	(0.24)	(0.24)
Distributions from Net Realized Gains	(0.08)	(0.07)	(0.20)	(0.14)	(0.04)	(0.08)	(0.07)		(0.20)	(0.14)	(0.04)

Total Distributions	(0.33)	(0.33)	(0.45)	(0.42)	(0.33)	(0.31)	(0.30)		(0.42)	(0.38)	(0.28)

Net Asset Value, End of Year	$10.10	$10.25	$9.76	$9.81	$9.69	$10.06	$10.21		$9.72	$9.84	$9.71

Total Return†	1.84%	8.49%	4.18%	5.72%	5.02%	1.55%	8.28%		3.16%	5.32%	4.49%

Ratios/Supplemental Data
Net Assets End of Year (000)	$127,046	$137,504	$132,330	$141,189	$89,520	$3,092	$4,039		$5,270	$4,958	$640
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%	0.81%	0.75	%(3)	0.81%	0.85%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.48%	2.56%	2.57%	2.81%	3.00%	2.21%	2.35	%(3)	2.29%	2.41%	2.50%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.56%	0.55%	0.56%	0.70%	0.83%	0.84%	0.83%		0.84%	0.93%	1.33%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.45%	2.54%	2.54%	2.64%	2.70%	2.18%	2.27%		2.26%	2.33%	2.20%
Portfolio Turnover Rate	35%	19%	37%	111%	64%	35%	19%		37%	111%	64%

	Intermediate Tax Exempt Bond Fund(1)
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.12	$9.63	$9.77	$9.63	$9.50

Net Investment Income(2)	0.15	0.15	0.15	0.16	0.19
Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.56	0.06	0.30	0.16

Total from Investment Operations	0.08	0.71	0.21	0.46	0.35

Dividends from Net Investment Income	(0.15)	(0.15)	(0.15)	(0.18)	(0.18)
Distributions from Net Realized Gains	(0.08)	(0.07)	(0.20)	(0.14)	(0.04)

Total Distributions	(0.23)	(0.22)	(0.35)	(0.32)	(0.22)

Net Asset Value, End of Year	$9.97	$10.12	$9.63	$9.77	$9.63

Total Return†	0.82%	7.49%	2.21%	4.87%	3.75%

Ratios/Supplemental Data
Net Assets End of Year (000)	$521	$495	$293	$169	$7
Ratio of Expenses to Average Net Assets	1.53%	1.53%	1.52%	1.50%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.48%	1.55%	1.56%	1.65%	2.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.56%	1.54%	1.55%	1.56%	1.83%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.45%	1.54%	1.53%	1.59%	1.70%
Portfolio Turnover Rate	35%	19%	37%	111%	64%

†	Total return excludes sales charge.
(1)

On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 0.99731521, 0.99686595, and 1.00306218 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2)	Per share data calculated using average shares outstanding method.
(3)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.06% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

	Maryland Tax Exempt Bond Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$11.65	$11.27	$11.25	$11.05	$10.82	$11.65	$11.27		$11.24	$11.05	$10.82

Net Investment Income(1)	0.31	0.32	0.32	0.31	0.35	0.28	0.29		0.29	0.26	0.29
Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.48	0.02	0.20	0.23	(0.15)	0.48		0.03	0.19	0.23

Total from Investment Operations	0.16	0.80	0.34	0.51	0.58	0.13	0.77		0.32	0.45	0.52

Dividends from Net Investment Income	(0.31)	(0.32)	(0.32)	(0.31)	(0.35)	(0.28)	(0.29)		(0.29)	(0.26)	(0.29)
Distributions from Net Realized Gains	(0.09)	(0.10)	–	–	–	(0.09)	(0.10)		–	–	–

Total Distributions	(0.40)	(0.42)	(0.32)	(0.31)	(0.35)	(0.37)	(0.39)		(0.29)	(0.26)	(0.29)

Net Asset Value, End of Year	$11.41	$11.65	$11.27	$11.25	$11.05	$11.41	$11.65		$11.27	$11.24	$11.05

Total Return†	1.35%	7.23%	3.08%	4.65%	5.46%	1.06%	6.96%		2.88%	4.11%	4.94%

Ratios/Supplemental Data
Net Assets End of Year (000)	$66,494	$73,197	$71,256	$78,154	$67,455	$677	$832		$725	$635	$614
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.52%	0.53%	0.81%	0.78	%(2)	0.81%	0.95%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.68%	2.79%	2.86%	2.75%	3.21%	2.39%	2.54	%(2)	2.57%	2.32%	2.71%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.56%	0.55%	0.56%	0.75%	0.93%	0.84%	0.83%		0.84%	1.19%	1.43%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.65%	2.77%	2.83%	2.52%	2.81%	2.36%	2.49%		2.54%	2.08%	2.31%
Portfolio Turnover Rate	14%	21%	19%	43%	29%	14%	21%		19%	43%	29%

	Maryland Tax Exempt Bond Fund
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$11.65	$11.27	$11.25	$11.05	$10.83

Net Investment Income(1)	0.19	0.20	0.21	0.20	0.24
Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.48	0.02	0.20	0.22

Total from Investment Operations	0.03	0.68	0.23	0.40	0.46

Dividends from Net Investment Income	(0.19)	(0.20)	(0.21)	(0.20)	(0.24)
Distributions from Net Realized Gains	(0.09)	(0.10)	–	–	–

Total Distributions	(0.28)	(0.30)	(0.21)	(0.20)	(0.24)

Net Asset Value, End of Year	$11.40	$11.65	$11.27	$11.25	$11.05

Total Return†	0.23%	6.08%	2.07%	3.61%	4.29%

Ratios/Supplemental Data
Net Assets End of Year (000)	$54	$1	$1	$12	$12
Ratio of Expenses to Average Net Assets	1.50%	1.51%	1.48%	1.52%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.71%	1.88%	1.75%	2.21%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.54%	1.51%	1.50%	1.76%	1.93%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.61%	1.71%	1.86%	1.51%	1.81%
Portfolio Turnover Rate	14%	21%	19%	43%	29%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.03% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Michigan Intermediate Municipal Bond Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$9.85	$9.71	$9.98	$9.96	$10.07	$9.85	$9.71		$9.98	$9.96	$10.06

Net Investment Income(1)	0.24	0.28	0.32	0.36	0.38	0.21	0.26		0.30	0.33	0.36
Realized and Unrealized Gain (Loss) on Investments	(0.13)	0.49	0.05	0.11	– **	(0.13)	0.49		0.04	0.11	0.01

Total from Investment Operations	0.11	0.77	0.37	0.47	0.38	0.08	0.75		0.34	0.44	0.37

Dividends from Net Investment Income	(0.24)	(0.28)	(0.32)	(0.36)	(0.38)	(0.21)	(0.26)		(0.29)	(0.33)	(0.36)
Distributions from Net Realized Gains	(0.11)	(0.35)	(0.32)	(0.08)	(0.11)	(0.11)	(0.35)		(0.32)	(0.08)	(0.11)

Total Distributions	(0.35)	(0.63)	(0.64)	(0.45)	(0.49)	(0.32)	(0.61)		(0.61)	(0.42)	(0.47)

Net Asset Value, End of Year	$9.61	$9.85	$9.71	$9.98	$9.96	$9.61	$9.85		$9.71	$9.98	$9.96

Total Return†	1.09%	8.16%	3.85%	4.78%	3.92%	0.82%	7.92%		3.58%	4.49%	3.76%

Ratios/Supplemental Data
Net Assets End of Year (000)	$12,052	$12,722	$15,019	$21,843	$26,883	$5,770	$6,248		$7,572	$10,817	$10,808
Ratio of Expenses to Average Net Assets	0.76%	0.69%	0.66%	0.62%	0.62%	1.03%	0.92	%(2)	0.93%	0.89%	0.88%
Ratio of Net Investment Income to Average Net Assets	2.43%	2.83%	3.26%	3.63%	3.86%	2.16%	2.61	%(2)	3.00%	3.35%	3.60%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.76%	0.69%	0.66%	0.62%	0.68%	1.03%	0.96%		0.93%	0.89%	0.93%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.43%	2.83%	3.26%	3.63%	3.80%	2.16%	2.57%		3.00%	3.35%	3.55%
Portfolio Turnover Rate	16%	35%	22%	16%	6%	16%	35%		22%	16%	6%

	Michigan Intermediate Municipal Bond Fund
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$9.87	$9.73	$10.00	$9.98	$10.09

Net Investment Income(1)	0.13	0.18	0.22	0.26	0.29
Realized and Unrealized Gain (Loss) on Investments	(0.12)	0.49	0.05	0.11	– **

Total from Investment Operations	0.01	0.67	0.27	0.37	0.29

Dividends from Net Investment Income	(0.14)	(0.18)	(0.22)	(0.26)	(0.29)
Distributions from Net Realized Gains	(0.11)	(0.35)	(0.32)	(0.08)	(0.11)

Total Distributions	(0.25)	(0.53)	(0.54)	(0.35)	(0.40)

Net Asset Value, End of Year	$9.63	$9.87	$9.73	$10.00	$9.98

Total Return†	0.08%	7.07%	2.83%	3.73%	2.89%

Ratios/Supplemental Data
Net Assets End of Year (000)	$120	$90	$71	$73	$82
Ratio of Expenses to Average Net Assets	1.76%	1.69%	1.66%	1.62%	1.61%
Ratio of Net Investment Income to Average Net Assets	1.37%	1.81%	2.26%	2.62%	2.84%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.76%	1.69%	1.66%	1.62%	1.66%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.37%	1.81%	2.26%	2.62%	2.79%
Portfolio Turnover Rate	16%	35%	22%	16%	6%

**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See	Notes to Financial Statements.

	Ohio Intermediate Tax Exempt Bond Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$11.70	$11.34	$11.40	$11.28	$11.09	$11.66	$11.31		$11.36	$11.25	$11.05

Net Investment Income(1)	0.34	0.35	0.36	0.38	0.40	0.31	0.33		0.33	0.35	0.37
Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.57	0.07	0.17	0.19	(0.17)	0.56		0.08	0.16	0.20

Total from Investment Operations	0.17	0.92	0.43	0.55	0.59	0.14	0.89		0.41	0.51	0.57

Dividends from Net Investment Income	(0.34)	(0.35)	(0.36)	(0.38)	(0.40)	(0.31)	(0.33)		(0.33)	(0.35)	(0.37)
Distributions from Net Realized Gains	(0.14)	(0.21)	(0.13)	(0.05)	–	(0.14)	(0.21)		(0.13)	(0.05)	–

Total Distributions	(0.48)	(0.56)	(0.49)	(0.43)	(0.40)	(0.45)	(0.54)		(0.46)	(0.40)	(0.37)

Net Asset Value, End of Year	$11.39	$11.70	$11.34	$11.40	$11.28	$11.35	$11.66		$11.31	$11.36	$11.25

Total Return†	1.47%	8.29%	3.85%	5.00%	5.43%	1.18%	7.98%		3.66%	4.61%	5.27%

Ratios/Supplemental Data
Net Assets End of Year (000)	$76,086	$82,881	$86,010	$96,103	$100,947	$6,567	$7,843		$9,887	$11,660	$12,439
Ratio of Expenses to Average Net Assets	0.56%	0.55%	0.55%	0.54%	0.57%	0.84%	0.76	%(2)	0.83%	0.83%	0.82%
Ratio of Net Investment Income to Average Net Assets	2.93%	3.03%	3.17%	3.37%	3.60%	2.65%	2.83	%(2)	2.89%	3.08%	3.34%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.56%	0.55%	0.55%	0.54%	0.62%	0.84%	0.83%		0.83%	0.83%	0.87%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.93%	3.03%	3.17%	3.37%	3.55%	2.65%	2.76%		2.89%	3.08%	3.29%
Portfolio Turnover Rate	15%	14%	14%	33%	11%	15%	14%		14%	33%	11%

	Ohio Intermediate Tax Exempt Bond Fund
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$11.63	$11.28	$11.35	$11.23	$11.04

Net Investment Income(1)	0.22	0.23	0.24	0.26	0.29
Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.56	0.06	0.18	0.19

Total from Investment Operations	0.05	0.79	0.30	0.44	0.48

Dividends from Net Investment Income	(0.22)	(0.23)	(0.24)	(0.26)	(0.29)
Distributions from Net Realized Gains	(0.14)	(0.21)	(0.13)	(0.05)	–

Total Distributions	(0.36)	(0.44)	(0.37)	(0.32)	(0.29)

Net Asset Value, End of Year	$11.32	$11.63	$11.28	$11.35	$11.23

Total Return†	0.45%	7.16%	2.73%	3.96%	4.43%

Ratios/Supplemental Data
Net Assets End of Year (000)	$620	$692	$1,009	$976	$635
Ratio of Expenses to Average Net Assets	1.56%	1.55%	1.55%	1.55%	1.54%
Ratio of Net Investment Income to Average Net Assets	1.94%	2.04%	2.17%	2.34%	2.62%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.56%	1.55%	1.55%	1.55%	1.59%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.94%	2.04%	2.17%	2.34%	2.57%
Portfolio Turnover Rate	15%	14%	14%	33%	11%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.07% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C F i x e d I n c o m e F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 31,

	Pennsylvania Intermediate Municipal Bond Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.65	$10.32	$10.67	$10.50	$10.40	$10.67	$10.34		$10.69	$10.52	$10.42

Net Investment Income(1)	0.28	0.30	0.31	0.32	0.34	0.25	0.28		0.28	0.29	0.32
Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.50	0.06	0.22	0.18	(0.15)	0.50		0.06	0.22	0.18

Total from Investment Operations	0.13	0.80	0.37	0.54	0.52	0.10	0.78		0.34	0.51	0.50

Dividends from Net Investment Income	(0.28)	(0.30)	(0.31)	(0.32)	(0.34)	(0.25)	(0.28)		(0.28)	(0.29)	(0.32)
Distributions from Net Realized Gains	(0.10)	(0.17)	(0.41)	(0.05)	(0.08)	(0.10)	(0.17)		(0.41)	(0.05)	(0.08)

Total Distributions	(0.38)	(0.47)	(0.72)	(0.37)	(0.42)	(0.35)	(0.45)		(0.69)	(0.34)	(0.40)

Net Asset Value, End of Year	$10.40	$10.65	$10.32	$10.67	$10.50	$10.42	$10.67		$10.34	$10.69	$10.52

Total Return†	1.19%	7.91%	3.71%	5.26%	5.18%	0.92%	7.65%		3.43%	4.97%	4.92%

Ratios/Supplemental Data
Net Assets End of Year (000)	$22,931	$27,933	$26,114	$28,931	$32,304	$2,732	$3,089		$3,061	$3,932	$2,738
Ratio of Expenses to Average Net Assets	0.64%	0.61%	0.61%	0.59%	0.60%	0.91%	0.85	%(2)	0.88%	0.87%	0.85%
Ratio of Net Investment Income to Average Net Assets	2.62%	2.85%	2.96%	3.03%	3.32%	2.35%	2.62	%(2)	2.69%	2.71%	3.06%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.64%	0.61%	0.61%	0.59%	0.65%	0.91%	0.88%		0.88%	0.87%	0.90%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.62%	2.85%	2.96%	3.03%	3.27%	2.35%	2.59%		2.69%	2.71%	3.01%
Portfolio Turnover Rate	20%	21%	14%	55%	17%	20%	21%		14%	55%	17%

	Pennsylvania Intermediate Municipal Bond Fund
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.66	$10.34	$10.69	$10.51	$10.41

Net Investment Income(1)	0.17	0.20	0.20	0.21	0.23
Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.49	0.07	0.23	0.19

Total from Investment Operations	0.02	0.69	0.27	0.44	0.42

Dividends from Net Investment Income	(0.17)	(0.20)	(0.21)	(0.21)	(0.24)
Distributions from Net Realized Gains	(0.10)	(0.17)	(0.41)	(0.05)	(0.08)

Total Distributions	(0.27)	(0.37)	(0.62)	(0.26)	(0.32)

Net Asset Value, End of Year	$10.41	$10.66	$10.34	$10.69	$10.51

Total Return†	0.19%	6.73%	2.69%	4.30%	4.15%

Ratios/Supplemental Data
Net Assets End of Year (000)	$790	$1,037	$1,015	$1,954	$1,768
Ratio of Expenses to Average Net Assets	1.64%	1.61%	1.61%	1.60%	1.58%
Ratio of Net Investment Income to Average Net Assets	1.62%	1.86%	1.93%	2.02%	2.24%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.64%	1.61%	1.61%	1.60%	1.61%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.62%	1.86%	1.93%	2.02%	2.21%
Portfolio Turnover Rate	20%	21%	14%	55%	17%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.03% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

See	Notes to Financial Statements.

	Tax Exempt Limited Maturity Bond Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$10.64	$10.44	$10.39	$10.26	$10.07	$10.64	$10.45		$10.39	$10.27	$10.07

Net Investment Income(1)	0.17	0.19	0.20	0.23	0.27	0.14	0.17		0.17	0.18	0.22
Realized and Unrealized Gain (Loss) on Investments	(0.10)	0.20	0.05	0.13	0.19	(0.09)	0.19		0.06	0.12	0.20

Total from Investment Operations	0.07	0.39	0.25	0.36	0.46	0.05	0.36		0.23	0.30	0.42

Dividends from Net Investment Income	(0.17)	(0.19)	(0.20)	(0.23)	(0.27)	(0.14)	(0.17)		(0.17)	(0.18)	(0.22)
Distributions from Net Realized Gains	(0.02)	–	–	–	–	(0.02)	–		–	–	–

Total Distributions	(0.19)	(0.19)	(0.20)	(0.23)	(0.27)	(0.16)	(0.17)		(0.17)	(0.18)	(0.22)

Net Asset Value, End of Year	$10.52	$10.64	$10.44	$10.39	$10.26	$10.53	$10.64		$10.45	$10.39	$10.27

Total Return†	0.67%	3.78%	2.40%	3.53%	4.61%	0.49%	3.45%		2.21%	2.98%	4.20%

Ratios/Supplemental Data
Net Assets End of Year (000)	$145,668	$140,442	$128,926	$119,047	$75,564	$541	$526		$522	$815	$927
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.52%	0.53%	0.81%	0.76	%(2)	0.81%	0.96%	1.03%
Ratio of Net Investment Income to Average Net Assets	1.60%	1.81%	1.89%	2.21%	2.63%	1.32%	1.59	%(2)	1.61%	1.77%	2.13%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%	0.53%	0.55%	0.71%	0.87%	0.83%	0.82%		0.83%	1.16%	1.37%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.58%	1.81%	1.87%	2.02%	2.29%	1.30%	1.53%		1.59%	1.57%	1.79%
Portfolio Turnover Rate	51%	19%	43%	79%	77%	51%	19%		43%	79%	77%

	Tax Exempt Limited Maturity Bond Fund
	Class C
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.63		$10.44	$10.38	$10.26	$10.07

Net Investment Income(1)	0.07		0.09	0.09	0.13	0.17
Realized and Unrealized Gain (Loss) on Investments	0.27		0.19	0.06	0.12	0.19

Total from Investment Operations	0.34		0.28	0.15	0.25	0.36

Dividends from Net Investment Income	(0.05)		(0.09)	(0.09)	(0.13)	(0.17)
Distributions from Net Realized Gains	(0.02)		–	–	–	–

Total Distributions	(0.07)		(0.09)	(0.09)	(0.13)	(0.17)

Net Asset Value, End of Year	$10.90		$10.63	$10.44	$10.38	$10.26

Total Return†	3.19	%(3)	2.67%	1.49%	2.40%	3.58%

Ratios/Supplemental Data
Net Assets End of Year (000)	$–		$12	$33	$34	$33
Ratio of Expenses to Average Net Assets	1.46%		1.51%	1.52%	1.52%	1.52%
Ratio of Net Investment Income to Average Net Assets	0.69%		0.85%	0.89%	1.21%	1.64%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.46%		1.51%	1.54%	1.72%	1.86%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.69%		0.85%	0.87%	1.01%	1.30%
Portfolio Turnover Rate	51%		19%	43%	79%	77%

†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.05% impact to Class A ratios. Excluding this item, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(3)	The performance shown for Class C is higher than it otherwise would have been because of the small amount of net assets attributable to that class of shares and the effects of rounding.

See	Notes to Financial Statements.

P N C   B o n d   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y   31 ,   2013

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 1.6%
Automotive — 0.3%
BMW Vehicle Lease Trust,
Series 2013-1, Cl A3
0.540%, 09/21/15	$250	$250
Nissan Auto Lease Trust,
Series 2013-A, Cl A3
0.610%, 04/15/16	300	$299

		549

Credit Cards — 1.0%
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	500	$501
GE Capital Credit Card Master Note Trust,
Series 2012-6, Cl A
1.360%, 08/17/20	1,435	$1,433

		1,934

Utilities — 0.3%
CenterPoint Energy Transition Bond LLC,
Series 2012-1, Cl A2
2.161%, 10/15/21	250	$256
JCP&L Transition Funding LLC,
Series 2002-A, Cl A3
5.810%, 12/05/15	324	$329

		585

Total Asset Backed Securities (Cost $3,062)		3,068

COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
Ginnie Mae,
Series 2009-111, Cl A
3.486%, 08/16/39	93	93

Total Collateralized Mortgage Obligation (Cost $94)		93

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.4%
Credit Suisse First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	3,600	3,889
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Cl A3
5.679%, 10/15/48	870	883

Total Commercial Mortgage-Backed Securities (Cost $4,490)		4,772

CORPORATE BONDS — 31.4%
Automotive — 0.4%
BorgWarner
4.625%, 09/15/20	430	465
Johnson Controls
5.000%, 03/30/20	250	280

		745

Cable — 1.9%
Comcast
4.250%, 01/15/33	525	525

	Par (000)	Value (000)

DIRECTV Holdings LLC
4.600%, 02/15/21	$775	$837
Discovery Communications LLC
3.300%, 05/15/22	460	460
Historic TW
6.625%, 05/15/29	556	677
News America
8.450%, 08/01/34	500	679
Viacom
3.250%, 03/15/23	605	593

		3,771

Consumer Discretionary — 0.6%
Hasbro
6.300%, 09/15/17	544	627
Marriott International
3.000%, 03/01/19	445	460
Whirlpool (MTN)
3.700%, 03/01/23	150	152

		1,239

Energy — 3.2%
Boardwalk Pipelines LP
3.375%, 02/01/23	563	542
Burlington Resources Finance
7.200%, 08/15/31	450	608
EQT
8.125%, 06/01/19	535	665
Hess
5.600%, 02/15/41	500	532
Kerr-McGee
7.875%, 09/15/31	410	530
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	502	621
Nexen
5.875%, 03/10/35	398	458
ONEOK Partners LP
6.125%, 02/01/41	185	210
Petrobras Global Finance BV
2.000%, 05/20/16	250	249
Petrobras International Finance
3.875%, 01/27/16	705	736
Weatherford International
5.125%, 09/15/20	680	735
Williams Partners LP
4.125%, 11/15/20	425	452

		6,338

Financials — 8.2%
Bank of America
5.625%, 07/01/20	975	1,127
Bank of America (MTN)
3.300%, 01/11/23	240	233
Bank of Nova Scotia
1.375%, 12/18/17	600	594
BBVA US Senior SA Unipersonal
3.250%, 05/16/14	450	455
Capital One Financial
6.750%, 09/15/17	780	940
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	350	412

See Notes to Financial Statements.

	Par	Value
	(000)	(000)

CORPORATE BONDS — continued
Financials — continued
Citigroup
5.300%, 01/07/16	$365	$401
4.875%, 05/07/15	745	791
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.950%, 11/09/22	450	448
Credit Suisse
5.400%, 01/14/20	435	493
General Electric Capital
5.300%, 02/11/21	525	593
4.625%, 01/07/21	265	293
General Electric Capital (MTN)
5.500%, 01/08/20	165	193
HSBC Bank USA NA
4.875%, 08/24/20	350	390
HSBC Holdings PLC
5.100%, 04/05/21	250	285
International Lease Finance
6.500%, 09/01/14 144A	350	371
John Deere Capital
2.800%, 01/27/23	555	549
JPMorgan Chase
6.125%, 06/27/17	685	791
4.625%, 05/10/21	530	584
3.375%, 05/01/23	225	214
Korea Development Bank
1.000%, 01/22/16	500	494
Mellon Funding
5.500%, 11/15/18	225	262
Merrill Lynch
6.050%, 05/16/16	425	472
Morgan Stanley
5.450%, 01/09/17	900	1,000
4.875%, 11/01/22	165	170
4.750%, 03/22/17	200	219
Nordea Bank AB
4.875%, 05/13/21 144A	575	619
Royal Bank of Canada
1.200%, 09/19/17	920	916
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	600	610
Wachovia Capital Trust III
5.570%, 03/29/49(A)	550	551
Wells Fargo
3.450%, 02/13/23	385	377
Westpac Banking
2.000%, 08/14/17	480	491

		16,338

Food, Beverage & Tobacco — 0.5%
ConAgra Foods
3.200%, 01/25/23	470	464
Diageo Capital PLC
2.625%, 04/29/23	505	485

		949

Healthcare — 1.4%
GlaxoSmithKline Capital PLC
2.850%, 05/08/22	455	454
Johnson & Johnson
5.95%, 08/15/37	448	582

	Par	Value
	(000)	(000)

Life Technologies
5.000%, 01/15/21	$440	$486
Merck
3.875%, 01/15/21	50	55
Teva Pharmaceutical Finance IV BV
3.650%, 11/10/21	730	760
WellPoint
3.300%, 01/15/23	515	512

		2,849

Industrials — 1.8%
Amphenol
4.000%, 02/01/22	720	747
Arrow Electronics
4.500%, 03/01/23	105	106
Avnet
5.875%, 06/15/20	350	385
Caterpillar
3.900%, 05/27/21	100	109
CRH America
4.125%, 01/15/16	610	645
Eaton
4.000%, 11/02/32 144A	360	353
General Electric
4.125%, 10/09/42	490	469
Smiths Group PLC
3.625%, 10/12/22 144A	400	387
United Technologies
4.500%, 06/01/42	320	331

		3,532

Insurance — 2.3%
Aon
3.500%, 09/30/15	415	438
Assurant
2.500%, 03/15/18	500	499
Berkshire Hathaway
3.750%, 08/15/21	575	615
Berkshire Hathaway Finance
4.250%, 01/15/21	400	446
MetLife
6.400%, 12/15/66	520	587
Principal Financial Group
8.875%, 05/15/19	410	547
Prudential Financial (MTN)
5.375%, 06/21/20	75	88
4.500%, 11/15/20	520	579
Reinsurance Group of America
6.450%, 11/15/19	635	762

		4,561

Materials — 1.7%
ArcelorMittal
7.500%, 10/15/39	435	434
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	1,025	999
Goldcorp
2.125%, 03/15/18	670	662
International Paper
7.500%, 08/15/21	560	722

See Notes to Financial Statements.

P N C   B o n d   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y   31 ,   2013

	Par (000)	Value (000)
CORPORATE BONDS — continued
Materials — continued
Newmont Mining
3.500%, 03/15/22	$510	$486

		3,303

Real Estate Investment Trusts — 1.8%
American Campus Communities Operating Partnership LP
3.750%, 04/15/23	465	461
Digital Realty Trust LP
5.875%, 02/01/20	835	966
Health Care REIT
5.250%, 01/15/22	510	575
ProLogis LP
6.875%, 03/15/20	360	436
6.625%, 12/01/19	370	445
Realty Income
5.750%, 01/15/21	410	472
3.250%, 10/15/22	225	223

		3,578

Retail — 1.4%
Advance Auto Parts
5.750%, 05/01/20	270	297
4.500%, 01/15/22	75	76
Darden Restaurants
3.350%, 11/01/22	635	611
Kroger
3.400%, 04/15/22	185	188
Safeway
4.750%, 12/01/21#	630	669
Wal-Mart Stores
5.625%, 04/01/40	20	24
5.250%, 09/01/35	800	913

		2,778

Technology — 1.9%
Apple
2.400%, 05/03/23	725	693
Autodesk
1.950%, 12/15/17	500	496
Hewlett-Packard
4.375%, 09/15/21	955	964
Intel
2.700%, 12/15/22	475	458
KLA-Tencor
6.900%, 05/01/18	502	594
Xerox
6.400%, 03/15/16	490	551

		3,756

Telecommunications — 1.5%
America Movil SAB de CV
5.000%, 03/30/20	430	474
AT&T
6.300%, 01/15/38	500	597
Bellsouth Capital Funding
7.875%, 02/15/30	145	185
Corning
4.750%, 03/15/42	365	376
GTE
6.940%, 04/15/28	830	1,054

	Par (000)	Value (000)

Telefonica Emisiones SA Unipersonal
3.992%, 02/16/16	$245	$256

		2,942

Transportation — 0.7%
Burlington Northern Santa Fe LLC
5.750%, 05/01/40	370	433
ERAC USA Finance LLC
5.625%, 03/15/42 144A	200	218
2.750%, 03/15/17 144A	305	317
Penske Truck Leasing LP
3.750%, 05/11/17 144A	300	320

		1,288

Utilities — 2.1%
Duke Energy Carolinas LLC
4.000%, 09/30/42	460	437
Exelon Generation LLC
4.000%, 10/01/20	957	1,001
MidAmerican Energy Holdings
6.125%, 04/01/36	410	495
NextEra Energy Capital Holdings
4.500%, 06/01/21	410	452
PPL Capital Funding
3.500%, 12/01/22	435	434
Progress Energy
7.050%, 03/15/19	385	481
Puget Sound Energy
5.757%, 10/01/39	395	489
Toledo Edison
7.250%, 05/01/20	330	417

		4,206

Total Corporate Bonds (Cost $59,683)		62,173

MUNICIPAL BOND — 0.3%
Texas — 0.3%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	555	661

Total Municipal Bond (Cost $568)		661

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 21.1%
Federal Home Loan Mortgage Corporation — 1.6%
9.500%, 10/01/20	31	34
8.500%, 09/01/16	1	1
8.000%, 07/01/25	33	38
4.500%, 07/01/40	1,232	1,307
3.500%, 06/01/42	1,663	1,720

		3,100

Federal National Mortgage Association — 17.0%
9.000%, 11/01/24	78	91
6.000%, 09/01/38	1,586	1,781
5.500%, 12/01/33	1,518	1,654
5.500%, 05/01/35	437	476
5.000%, 03/01/40	1,766	1,945
4.500%, 10/01/39	4,540	4,851
4.500%, 04/01/41	726	779

See Notes to Financial Statements.

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
4.000%, 03/01/26	$959	$1,020
4.000%, 11/01/40	1,930	2,038
4.000%, 01/01/41	1,260	1,357
4.000%, 02/01/41	1,335	1,409
4.000%, 12/01/41	1,252	1,323
4.000%, 02/01/42	1,112	1,178
3.500%, 09/01/26	1,732	1,823
3.500%, 03/01/41	1,842	1,910
3.500%, 06/01/42	1,965	2,038
3.500%, 10/01/42	1,962	2,035
3.500%, 11/01/42	1,463	1,517
3.000%, 06/01/27	834	869
3.000%, 10/01/27	798	832
3.000%, 11/01/27	909	947
3.000%, 11/01/42	1,777	1,789

		33,662

Government National Mortgage Association — 2.5%
8.500%, 11/15/21	28	28
8.500%, 07/15/22	5	6
8.250%, 04/20/17	2	1
8.000%, 01/15/30	182	212
6.500%, 06/15/32	64	75
4.500%, 07/15/39	1,050	1,130
4.000%, 09/15/41	1,499	1,594
3.500%, 12/20/42	1,845	1,939

		4,985

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $41,036)		41,747

U.S. TREASURY OBLIGATIONS — 39.8%
U.S. Treasury Bonds — 5.4%
4.500%, 02/15/36	4,950	6,113
3.750%, 08/15/41	4,145	4,547

		10,660

U.S. Treasury Notes — 34.4%
4.250%, 08/15/13	8,055	8,123
3.000%, 09/30/16	65	70
2.625%, 01/31/18	305	328
2.625%, 11/15/20	4,125	4,412
2.375%, 08/31/14	13,225	13,583
2.250%, 01/31/15	2,245	2,319
1.625%, 08/15/22	510	493
1.250%, 10/31/15	2,620	2,674
1.125%, 06/15/13	5,750	5,752
1.000%, 07/15/13	4,200	4,205
1.000%, 01/15/14	4,945	4,972
0.750%, 12/15/13	8,660	8,690

	Par (000)	Value (000)

0.375%, 01/15/16	$8,670	$8,658
0.250%, 10/31/13	3,930	3,933

		68,212

Total U.S. Treasury Obligations (Cost $78,608)		78,872

	Number of Shares
MONEY MARKET FUND — 2.8%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	5,547,755	5,548

Total Money Market Fund (Cost $5,548)		5,548

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 99.4% (Cost $193,089)		196,934

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.4%

Money Market Fund — 0.4%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	694,701	695

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $695)‡		695

TOTAL INVESTMENTS — 99.8% (Cost $193,784)*		197,629

Other Assets & Liabilities – 0.2%		493

TOTAL NET ASSETS — 100.0%		$198,122

*	Aggregate cost for Federal income tax purposes is (000) $193,962.

Gross unrealized appreciation (000)	$4,896
Gross unrealized depreciation (000)	(1,229)

Net unrealized appreciation (000)	$3,667

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 661 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2013.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $3,195 (000) and represents 1.6% of net assets as of May 31, 2013.

See Notes to Financial Statements.

P N C  B o n d  F u n d s

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Asset Backed Securities	$–	$3,068	$–	$3,068

Collateralized Mortgage Obligation	–	93	–	93

Commercial Mortgage-Backed Secu-rities	–	4,772	–	4,772

Corporate Bonds	–	62,173	–	62,173

Money Market Fund	5,548	–	–	5,548

Municipal Bond	–	661	–	661

Short Term Investment Purchased with Collateral From Securities Loaned	695	–	–	695

U.S. Government Agency Mortgage-

Backed Obligations	–	41,747	–	41,747

U.S. Treasury Obligations	–	78,872	–	78,872

Total Assets - Investments in Securities	$6,243	$191,386	$–	$197,629

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:
Payable for collateral received for loaned securities	$–	$695	$–	$695

Total Liabilities - Collateral Received for Loaned Securities	$–	$695	$–	$695

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C     G o v e r n m e n t    M o r t g a g e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 92.7%
Federal Home Loan Mortgage Corporation — 9.3%
9.000%, 04/01/16 to 09/01/20	$28	$30
8.500%, 11/01/18 to 01/01/22	30	33
8.000%, 02/01/17 to 03/01/22	23	25
7.000%, 05/01/31	19	22
6.000%, 10/01/32	241	268
5.500%, 03/01/28	123	135
4.500%, 03/01/40 to 07/01/40	3,452	3,749
4.000%, 09/01/40 to 01/01/41	1,285	1,353
3.500%, 06/01/42 to 12/01/42	2,869	2,968
3.000%, 04/01/43	548	550

		9,133

Federal National Mortgage Association — 68.5%
12.500%, 05/01/15	1	1
10.000%, 06/01/21	5	6
9.000%, 02/01/17 to 10/01/19	6	6
8.500%, 11/01/21 to 09/01/23	12	14
8.000%, 02/01/23 to 03/01/23	6	7
7.500%, 09/01/22 to 07/01/31	133	160
7.000%, 12/01/15 to 09/01/31	67	76
6.500%, 04/01/16 to 02/01/38	1,969	2,223
6.000%, 06/01/27 to 01/01/37	3,082	3,408
5.500%, 09/01/17 to 01/01/35	4,472	4,885
5.000%, 11/01/20 to 10/01/39	3,972	4,341
4.500%, 04/01/18 to 08/01/40	11,331	12,295
4.000%, 07/01/25 to 03/01/42	12,678	13,424
3.500%, 08/01/26 to 01/01/43	16,531	17,184
3.000%, 04/01/27 to 12/01/42	7,819	7,999
2.500%, 03/01/28	1,677	1,713

		67,742

Government National Mortgage Association — 14.9%
14.000%, 07/15/14 to 02/15/15	2	2
13.500%, 07/15/14 to 01/20/15	9	9
13.000%, 10/15/13 to 06/15/15	7	7
12.500%, 10/15/13 to 11/20/15	21	21
12.000%, 09/15/13 to 09/15/15	25	25
11.500%, 08/15/13 to 08/15/14	5	5
9.250%, 12/20/16 to 05/15/21	25	26
9.000%, 04/15/16 to 11/15/24	125	135
8.750%, 12/15/16	24	24
8.500%, 02/15/17 to 09/15/24	108	116
8.000%, 04/15/17 to 05/20/30	386	451
7.500%, 09/20/15 to 09/20/30	629	688
7.000%, 09/20/15 to 06/15/32	998	1,171
6.500%, 10/15/22 to 09/15/31	1,022	1,170
6.000%, 07/20/29	261	290
5.000%, 10/15/39	1,802	1,956
4.500%, 03/15/39 to 08/15/39	3,095	3,342
4.000%, 09/15/39 to 10/15/41	3,074	3,272
3.500%, 07/15/42 to 01/20/43	1,926	2,028

		14,738

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $88,878)		91,613

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Notes — 5.9%
2.375%, 08/31/14	$3,480	$3,574
0.375%, 02/15/16	2,250	2,246

		5,820

Total U.S. Treasury Obligations (Cost $5,824)		5,820

COLLATERALIZED MORTGAGE OBLIGATION — 0.0%

Freddie Mac, Series 1273, Cl Z 7.500%, 05/15/22	32	36

Total Collateralized Mortgage Obligation (Cost $32)		36

	Number of Shares
MONEY MARKET FUND — 1.3%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	1,284,687	1,285

Total Money Market Fund (Cost $1,285)		1,285

TOTAL INVESTMENTS — 99.9% (Cost $96,019)*		98,754

Other Assets & Liabilities – 0.1%		104

TOTAL NET ASSETS — 100.0%		$98,858

*	Aggregate cost for Federal income tax purposes is (000) $96,020.

Gross unrealized appreciation (000)	$3,579
Gross unrealized depreciation (000)	(845)

Net unrealized appreciation (000)	$2,734

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C    G o v e r n m e n t    M o r t g a g e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Collateralized Mortgage Obligation	$–	$36	$–	$36

Money Market Fund	1,285	–	–	1,285

U.S. Government Agency Mortgage- Backed Obligations	–	91,613	–	91,613

U.S. Treasury Obligations	–	5,820	–	5,820

Total Assets - Investments in Securities	$1,285	$97,469	$–	$98,754

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    H i g h     Y i e l d     B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)

CORPORATE BONDS — 96.1%
Aerospace — 2.0%
Spirit Aerosystems
6.750%, 12/15/20	$325	$348

Automotive — 0.0%
General Motors Escrow Bond
8.375%, 12/31/49 (A) (B)	405	–

Cable — 3.8%
AMC Networks
7.750%, 07/15/21	250	283
Belo
8.000%, 11/15/16	150	159
DISH DBS
7.750%, 05/31/15	100	110
Sinclair Television Group
6.125%, 10/01/22 144A	100	104

		656

Consumer Discretionary — 1.6%
Cedar Fair LP
5.250%, 03/15/21 144A	275	275

Consumer Non-Cyclical — 0.5%
Hanesbrands
8.000%, 12/15/16	88	94

Consumer Services — 15.9%
Avon Products
5.000%, 03/15/23	125	132
Block Financial LLC
5.500%, 11/01/22	200	212
Carnival PLC
7.875%, 06/01/27	58	73
H&E Equipment Services
7.000%, 09/01/22	150	162
Live Nation Entertainment
8.125%, 05/15/18 144A	100	107
7.000%, 09/01/20 144A	100	108
LKQ
4.750%, 05/15/23 144A	250	249
NAI Entertainment Holdings LLC
8.250%, 12/15/17 144A	73	79
Palace Entertainment Holdings LLC
8.875%, 04/15/17 144A	185	197
Regal Entertainment Group
5.750%, 06/15/23	125	125
Royal Caribbean Cruises
11.875%, 07/15/15	95	114
7.500%, 10/15/27	321	363
SIWF Merger Sub
6.250%, 06/01/21 144A	250	249
Sotheby’s
5.250%, 10/01/22 144A	250	252
Speedway Motorsports
6.750%, 02/01/19	100	107
Wynn Las Vegas LLC
5.375%, 03/15/22	200	210

		2,739

Energy — 9.6%
Chesapeake Energy
9.500%, 02/15/15	200	223

	Par (000)	Value (000)

Cloud Peak Energy Resources LLC
8.500%, 12/15/19	$100	$110
Continental Resources
8.250%, 10/01/19	200	222
Copano Energy LLC
7.750%, 06/01/18	165	171
Peabody Energy
7.875%, 11/01/26	400	428
Samson Investment
9.750%, 02/15/20 144A	325	339
Tesoro
5.375%, 10/01/22	145	152

		1,645

Financials — 8.5%
Bank of America
8.000%, 12/29/49 (C)	300	344
Barclays Bank PLC
7.625%, 11/21/22#	240	241
BBVA US Senior SA Unipersonal
4.664%, 10/09/15	200	208
JPMorgan Chase
7.900%, 04/29/49 (C)	200	234
Morgan Stanley
4.875%, 11/01/22	200	206
Wells Fargo
7.980%, 03/29/49 (C)	200	234

		1,467

Food, Beverage & Tobacco — 5.4%
Constellation Brands
6.000%, 05/01/22	100	112
Del Monte
7.625%, 02/15/19	250	259
HJ Heinz Finance
6.750%, 03/15/32	400	450
TreeHouse Foods
7.750%, 03/01/18	100	108

		929

Health Care Services — 1.9%
DaVita HealthCare Partners
5.750%, 08/15/22	300	320

Healthcare — 7.4%
Elan Finance PLC
6.250%, 06/15/21 144A	200	201
Endo Health Solutions
7.000%, 07/15/19	250	269
HCA
8.500%, 04/15/19	312	340
Mylan
7.875%, 07/15/20 144A	200	232
Select Medical
6.375%, 06/01/21 144A	225	224

		1,266

Industrials — 17.0%
Bombardier
7.750%, 03/15/20 144A	250	292
Clean Harbors
5.125%, 06/01/21	100	103

See Notes to Financial Statements.

P N C    H i g h     Y i e l d     B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)
CORPORATE BONDS — continued
Industrials — continued
Darling International
8.500%, 12/15/18	$100	$112
Erickson Air-Crane
8.250%, 05/01/20 144A	400	412
Huntington Ingalls Industries
6.875%, 03/15/18	200	218
Interface
7.625%, 12/01/18	65	70
K Hovnanian Enterprises
7.250%, 10/15/20 144A	250	277
Masco
7.750%, 08/01/29	262	304
Owens-Illinois
7.800%, 05/15/18	100	118
Pulte Group
7.875%, 06/15/32	483	543
USG
8.375%, 10/15/18 144A	275	303
7.875%, 03/30/20 144A	150	169

		2,921

Insurance — 1.5%
Metlife Capital Trust IV
7.875%, 12/15/67 144A	200	253

Materials — 5.0%
APERAM
7.750%, 04/01/18 144A	50	50
ArcelorMittal
10.350%, 06/01/19	200	248
Barrick Gold
4.100%, 05/01/23 144A	200	190
Clearwater Paper
7.125%, 11/01/18	100	108
Cloud Peak Energy Resources LLC
8.250%, 12/15/17	100	106
Sealed Air
5.250%, 04/01/23 144A	150	152

		854

Real Estate Investment Trusts — 1.2%
Felcor Lodging LP
5.625%, 03/01/23	100	102
RHP Hotel Properties LP
5.000%, 04/15/21 144A	100	101

		203

Retail — 3.1%
Limited Brands
8.500%, 06/15/19	200	246
Safeway
7.250%, 02/01/31	250	287

		533

Technology — 4.0%
Mantech International
7.250%, 04/15/18	175	186
NCR
4.625%, 02/15/21	75	74
Seagate HDD Cayman
7.750%, 12/15/18	200	223

	Par (000)	Value (000)

VeriSign
4.625%, 05/01/23 144A	$200	$201

		684

Telecommunications — 1.8%
SBA Telecommunications
5.750%, 07/15/20 144A	300	312

Transportation — 2.6%
Florida East Coast Railway
8.125%, 02/01/17	200	213
PHI
8.625%, 10/15/18	217	236

		449

Utilities — 3.3%
Calpine
7.875%, 01/15/23 144A	270	297
Puget Energy
6.000%, 09/01/21	250	280

		577

Total Corporate Bonds (Cost $15,789)		16,525

	Number of Shares

COMMON STOCKS — 0.9%
Automotive — 0.4%
General Motors*	1,645	55
Motors Liquidation GUC Trust*	413	13

		68

Industrials — 0.5%
HMH Holdings Delaware* (A) (D)	3,507	94

Total Common Stocks (Cost $182)		162

PREFERRED STOCKS — 0.2%
Financial Conduits — 0.2%
Fannie Mae*	3,000	18
Freddie Mac*	3,000	19

Total Preferred Stocks (Cost $149)		37

WARRANTS — 0.4%
Automotive — 0.4%
General Motors, Cl A*	1,496	37
General Motors, Cl B*	1,496	25

Total Warrants (Cost $114)		62

See Notes to Financial Statements.

	Number of Shares	Value (000)
MONEY MARKET FUND — 4.9%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	839,312	$839

Total Money Market Fund (Cost $839)		839

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 102.5% (Cost $17,073)		17,625

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.0%
Money Market Fund — 0.0%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	620	1

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $1)‡		1

TOTAL INVESTMENTS — 102.5% (Cost $17,074)**		17,626

Other Assets & Liabilities – (2.5)%		(433)

TOTAL NET ASSETS — 100.0%		$17,193

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $17,074.

Gross unrealized appreciation (000)	$772
Gross unrealized depreciation (000)	(220)

Net unrealized appreciation (000)	$552

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 1 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Security fair valued using methods approved by the Board of Trustees.
(B)	Security in default.
(C)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2013.
(D)	Illiquid Security. Total value of illiquid securities is $94 (000) and represents 0.5% of net assets as of May 31, 2013.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $5,625 (000) and represents 32.7% of net assets as of May 31, 2013.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Common Stocks	$68	$–	$94	$162

Corporate Bonds	–	16,525	–	16,525

Money Market Fund	839	–	–	839

Preferred Stocks	37	–	–	37

Warrants	62	–	–	62

Short Term Investment Purchased with Collateral From Securities Loaned	1	–	–	1

Total Assets - Investments in Securities	$1,007	$16,525	$94	$17,626

See Notes to Financial Statements.

P N C    H i g h    Y i e l d    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Liabilities:

Payable for collateral received for loaned securities	$–	$1	$–	$1

Total Liabilities - Collateral Receivedfor Loaned Securities	$–	$1	$–	$1

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    I n t e r m e d i a t e    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)

ASSET BACKED SECURITIES — 2.0%
Automotive — 0.7%
Honda Auto Receivables Owner Trust,
Series 2012-1, Cl A3
0.770%, 01/15/16	$95	$95
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Cl A3
1.420%, 08/15/14	5	5
Nissan Auto Lease Trust,
Series 2013-A, Cl A3
0.610%, 04/15/16	1,030	1,029
Nissan Auto Receivables Owner Trust,
Series 2012-A, Cl A3
0.730%, 05/16/16	95	95
Volkswagen Auto Lease Trust,
Series 2011-A, Cl A3
1.200%, 10/20/14	49	49
Volkswagen Auto Loan Enhanced Trust, Series 2013-1, Cl A3
0.560%, 08/21/17	1,665	1,661

		2,934

Credit Cards — 1.1%
Discover Card Master Trust,
Series 2013-A2, Cl A2
0.690%, 08/15/18	1,540	1,537
GE Capital Credit Card Master Note Trust,
Series 2012-2, Cl A
2.220%, 01/15/22	850	869
GE Capital Credit Card Master Note Trust,
Series 2012-6, Cl A
1.360%, 08/17/20	1,825	1,823

		4,229

Equipment — 0.0%
John Deere Owner Trust,
Series 2012-A, Cl A3
0.750%, 03/15/16	50	50

Utilities — 0.2%
CenterPoint Energy Transition Bond LLC,
Series 2012-1, Cl A2
2.161%, 10/15/21	640	655

Total Asset Backed Securities (Cost $7,843)		7,868

COLLATERALIZED MORTGAGE OBLIGATION — 1.1%
Freddie Mac, Series 2854, Cl DL
4.000%, 09/15/19	3,898	4,158

Total Collateralized Mortgage Obligation (Cost $3,917)		4,158

Par (000)		Value (000)

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.5%
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Cl A3
5.679%, 10/15/48	$2,026	$2,057

Total Commercial Mortgage-Backed Security (Cost $2,186)		2,057

CORPORATE BONDS — 39.2%
Automotive — 0.4%
BorgWarner
4.625%, 09/15/20	1,323	1,432

Cable — 1.4%
DIRECTV Holdings LLC
3.500%, 03/01/16	470	498
4.600%, 02/15/21	1,595	1,722
Discovery Communications LLC
4.375%, 06/15/21	5	6
3.300%, 05/15/22	690	689
News America
6.900%, 03/01/19	1,135	1,408
Viacom
3.250%, 03/15/23	1,115	1,093

		5,416

Consumer Discretionary — 0.6%
Hasbro
6.300%, 09/15/17	1,306	1,505
Marriott International
3.000%, 03/01/19	900	932

		2,437

Consumer Staples — 0.4%
Procter & Gamble
0.193%, 02/06/14 (A)	1,360	1,360

Energy — 3.5%
Anadarko Petroleum
8.700%, 03/15/19	1,055	1,398
Boardwalk Pipelines LP
3.375%, 02/01/23	1,205	1,160
BP Capital Markets PLC
1.375%, 05/10/18	300	295
3.245%, 05/06/22	1,065	1,075
EQT
8.125%, 06/01/19	1,115	1,387
Hess
8.125%, 02/15/19	1,101	1,418
Kinder Morgan Energy Partners LP
5.800%, 03/01/21	600	703
4.150%, 03/01/22	840	880
Nexen
6.200%, 07/30/19	940	1,140
ONEOK Partners LP
3.250%, 02/01/16	895	942
Petrobras Global Finance BV
2.000%, 05/20/16	255	254
Petrobras International Finance
3.875%, 01/27/16	1,440	1,503
Shell International Finance BV
5.200%, 03/22/17	10	11

See Notes to Financial Statements.

P N C    I n t e r m e d i a t e     B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)

CORPORATE BONDS — continued
Energy — continued
Weatherford International
5.125%, 09/15/20	$1,135	$1,226
Williams Partners LP
4.125%, 11/15/20	20	21

		13,413

Financials — 11.0%
Abbey National Treasury Services PLC
4.000%, 04/27/16	20	21
American Express
1.550%, 05/22/18	640	633
Bank of America
5.625%, 07/01/20	1,485	1,717
Bank of America (MTN)
3.300%, 01/11/23	540	524
Bank of Montreal (MTN)
0.751%, 09/11/15 (A)	2,245	2,257
Bank of Nova Scotia
1.375%, 12/18/17	770	763
BB&T (MTN)
2.150%, 03/22/17	730	745
6.850%, 04/30/19	10	13
BBVA US Senior SA Unipersonal
3.250%, 05/16/14	1,160	1,173
Capital One Financial
6.750%, 09/15/17	1,587	1,912
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	10	12
Citigroup
4.875%, 05/07/15	1,826	1,938
5.300%, 01/07/16	885	972
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.950%, 11/09/22	1,150	1,146
Credit Suisse
5.400%, 01/14/20	1,525	1,727
General Electric Capital
5.300%, 02/11/21	990	1,118
General Electric Capital (MTN)
5.500%, 01/08/20	1,725	2,017
HSBC Bank USA NA
4.875%, 08/24/20	1,865	2,078
HSBC Holdings PLC
5.100%, 04/05/21	140	160
JPMorgan Chase
6.125%, 06/27/17	816	943
4.625%, 05/10/21	1,150	1,267
3.375%, 05/01/23	1,150	1,094
Korea Development Bank
1.000%, 01/22/16	1,000	987
Mellon Funding
5.500%, 11/15/18	2,115	2,460
Merrill Lynch
6.050%, 05/16/16	1,150	1,278
Merrill Lynch (MTN)
6.875%, 04/25/18	30	36
Morgan Stanley
5.450%, 01/09/17	1,485	1,650
4.750%, 03/22/17	1,550	1,696
4.875%, 11/01/22	320	329
National Rural Utilities Cooperative Finance
5.500%, 07/01/13	9	9

	Par (000)	Value (000)

Nordea Bank AB
4.875%, 05/13/21 144A	$925	$997
Northern Trust
2.375%, 08/02/22	15	15
Royal Bank of Canada
1.200%, 09/19/17	1,505	1,498
Royal Bank of Canada (MTN)
1.150%, 03/13/15	10	10
Santander Holdings USA
3.000%, 09/24/15	700	721
Santander US Debt SA Unipersonal
2.991%, 10/07/13 144A	1,000	1,005
Svenska Handelsbanken AB
3.125%, 07/12/16	660	699
TIAA Global Markets
4.950%, 07/15/13 144A	1,000	1,005
US Bancorp (MTN)
2.950%, 07/15/22	1,300	1,267
Wachovia
5.625%, 10/15/16	1,510	1,717
Wells Fargo
5.625%, 12/11/17	5	6
3.450%, 02/13/23	660	647

		42,262

Food, Beverage & Tobacco — 1.4%
Anheuser-Busch
5.600%, 03/01/17	520	598
Coca-Cola
0.231%, 03/14/14 (A)	1,670	1,669
ConAgra Foods
7.000%, 04/15/19	1,185	1,473
Diageo Capital PLC
2.625%, 04/29/23	1,180	1,133
Mondelez International
5.375%, 02/10/20	495	575

		5,448

Healthcare — 3.4%
AbbVie
1.200%, 11/06/15 144A	1,535	1,540
Amgen
3.450%, 10/01/20	795	832
3.875%, 11/15/21	415	444
GlaxoSmithKline Capital PLC
2.850%, 05/08/22	840	839
Johnson & Johnson
0.365%, 05/15/14 (A)	2,365	2,368
Life Technologies
5.000%, 01/15/21	850	939
Mead Johnson Nutrition
3.500%, 11/01/14	1,350	1,394
Medtronic
1.375%, 04/01/18	605	600
Quest Diagnostics
1.134%, 03/24/14 (A)	1,322	1,328
Sanofi
4.000%, 03/29/21	960	1,058
UnitedHealth Group
1.400%, 10/15/17	955	955

See Notes to Financial Statements.

	Par (000)	Value (000)

CORPORATE BONDS — continued
Healthcare — continued
Zoetis
1.875%, 02/01/18 144A	$1,000	$1,002

		13,299

Industrials — 1.2%
Cintas No. 2
2.850%, 06/01/16	20	21
CRH America
4.125%, 01/15/16	1,195	1,264
Koninklijke Philips Electronics NV
3.750%, 03/15/22	1,205	1,266
Republic Services
5.000%, 03/01/20	850	961
Roper Industries
2.050%, 10/01/18	655	653
Smiths Group PLC
3.625%, 10/12/22 144A	600	581

		4,746

Insurance — 2.6%
ACE INA Holdings
2.600%, 11/23/15	490	512
Aon
3.500%, 09/30/15	1,270	1,340
Assurant
2.500%, 03/15/18	775	773
Berkshire Hathaway
3.750%, 08/15/21	1,870	1,999
MetLife
7.717%, 02/15/19	1,610	2,089
Principal Financial Group
8.875%, 05/15/19	585	781
Prudential Financial (MTN)
5.375%, 06/21/20	350	410
4.500%, 11/15/20	1,015	1,129
Reinsurance Group of America
6.450%, 11/15/19	955	1,146

		10,179

Materials — 1.2%
EI du Pont de Nemours
3.625%, 01/15/21	5	5
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	1,320	1,287
Goldcorp
2.125%, 03/15/18	1,215	1,201
International Paper
7.500%, 08/15/21	905	1,167
Newmont Mining
3.500%, 03/15/22	1,015	967

		4,627

Real Estate Investment Trusts — 2.1%
American Campus Communities Operating Partnership LP
3.750%, 04/15/23	495	491
Boston Properties LP
4.125%, 05/15/21	1,175	1,259
Digital Realty Trust LP
5.875%, 02/01/20	1,345	1,556

	Par (000)	Value (000)

Health Care REIT
4.950%, 01/15/21	$1,160	$1,282
ProLogis LP
6.625%, 12/01/19	505	607
6.875%, 03/15/20	730	884
Realty Income
3.250%, 10/15/22	1,115	1,104
Simon Property Group LP
4.375%, 03/01/21	980	1,087

		8,270

Retail — 1.9%
Advance Auto Parts
4.500%, 01/15/22	590	599
Darden Restaurants
3.350%, 11/01/22	1,250	1,202
Kroger
3.400%, 04/15/22	1,240	1,260
Lowe’s
4.625%, 04/15/20	10	11
Safeway
3.950%, 08/15/20#	1,250	1,276
Target
0.447%, 07/18/14 (A)	1,513	1,516
Wal-Mart Stores
3.625%, 07/08/20	60	65
Yum! Brands
3.750%, 11/01/21	1,165	1,200

		7,129

Sovereign Agency — 0.0%
Province of Ontario Canada
0.950%, 05/26/15	20	20

Technology — 2.5%
Amphenol
4.750%, 11/15/14	750	794
4.000%, 02/01/22	810	840
Apple
2.400%, 05/03/23	1,455	1,390
Autodesk
1.950%, 12/15/17	1,145	1,137
Google
3.625%, 05/19/21	15	16
Hewlett-Packard
4.375%, 09/15/21	1,870	1,887
Intel
1.350%, 12/15/17	1,000	994
3.300%, 10/01/21	40	42
KLA-Tencor
6.900%, 05/01/18	1,185	1,402
Xerox
6.400%, 03/15/16	760	855
4.500%, 05/15/21	265	281

		9,638

Telecommunications — 2.6%
America Movil SAB de CV
5.000%, 03/30/20	1,485	1,636
AT&T
4.450%, 05/15/21	1,010	1,129

See Notes to Financial Statements.

P N C    I n t e r m e d i a t e     B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)

CORPORATE BONDS — continued
Telecommunications — continued
Corning
6.625%, 05/15/19	$1,510	$1,847
GTE
6.840%, 04/15/18	880	1,069
Telefonica Emisiones SA Unipersonal
3.992%, 02/16/16	505	528
Verizon Communications
4.600%, 04/01/21	1,745	1,943
Vodafone Group PLC
1.500%, 02/19/18	1,735	1,715

		9,867

Transportation — 0.9%
Burlington Northern Santa Fe LLC
3.050%, 09/01/22	640	639
Canadian National Railway
2.850%, 12/15/21	20	20
ERAC USA Finance LLC
2.750%, 03/15/17 144A	720	748
Penske Truck Leasing LP
3.750%, 05/11/17 144A	775	827
Ryder System (MTN)
3.150%, 03/02/15	25	26
Union Pacific
5.750%, 11/15/17	1,033	1,215

		3,475

Utilities — 2.1%
Exelon Generation LLC
4.000%, 10/01/20	2,875	3,007
Metropolitan Edison
7.700%, 01/15/19	900	1,134
Northeast Utilities
1.450%, 05/01/18	530	523
Peco Energy
5.350%, 03/01/18	15	18
PPL Capital Funding
3.500%, 12/01/22	1,505	1,500
Progress Energy
7.050%, 03/15/19	1,400	1,748
Public Service of Colorado
5.800%, 08/01/18	10	12
Toledo Edison
7.250%, 05/01/20	35	44
Union Electric
4.650%, 10/01/13	50	51
Wisconsin Electric Power
6.000%, 04/01/14	20	21
Xcel Energy
4.700%, 05/15/20	15	17

		8,075

Total Corporate Bonds (Cost $145,632)		151,093

	Par (000)	Value (000)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 4.3%
Federal National Mortgage Association — 4.3%
4.500%, 01/01/41	$81	$86
4.500%, 08/01/41	1,244	1,331
4.000%, 10/01/25	38	41
4.000%, 10/01/40	29	31
4.000%, 11/01/40	110	116
4.000%, 01/01/41	3,105	3,345
4.000%, 02/01/41	2,416	2,553
4.000%, 03/01/41	63	66
4.000%, 12/01/41	55	59
3.500%, 10/01/26	1,384	1,458
3.500%, 10/01/42	3,691	3,828
3.000%, 10/01/27	3,605	3,757

		16,671

Government National Mortgage Association — 0.0%
5.500%, 05/15/17	9	9

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $16,507)		16,680

U.S. TREASURY OBLIGATIONS — 51.2%
U.S. Treasury Notes — 51.2%
4.250%, 08/15/13	8,905	8,980
3.000%, 09/30/16	25,582	27,599
2.625%, 11/15/20	9,620	10,290
2.375%, 08/31/14	42,903	44,064
2.250%, 01/31/15	20,135	20,799
2.125%, 08/15/21	12,260	12,553
1.625%, 08/15/22	600	580
1.500%, 08/31/18	13,830	14,120
1.250%, 08/31/15	5,265	5,371
1.250%, 10/31/15	11,660	11,902
1.000%, 01/15/14	1,860	1,870
0.750%, 12/15/13	5,795	5,815
0.500%, 10/15/13	7,620	7,631
0.375%, 01/15/16	25,925	25,891

Total U.S. Treasury Obligations (Cost $197,674)		197,465

	Number of Shares

MONEY MARKET FUND — 1.2%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	4,485,423	4,485

Total Money Market Fund (Cost $4,485)		4,485

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 99.5% (Cost $378,244)		383,806

See Notes to Financial Statements.

	Number of Shares	Value (000)
SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.1%
Money Market Fund — 0.1%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	527,500	$528

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $528)‡		528

TOTAL INVESTMENTS — 99.6% (Cost $378,772)*		384,334

Other Assets & Liabilities – 0.4%		1,516

TOTAL NET ASSETS — 100.0%		$385,850

*	Aggregate cost for Federal income tax purposes is (000) $378,790.

Gross unrealized appreciation (000)	$7,102
Gross unrealized depreciation (000)	(1,558)

Net unrealized appreciation (000)	$5,544

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 510 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2013.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $7,705 (000) and represents 2.0% of net assets as of May 31, 2013.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Assets:

Asset Backed Securities	$–	$7,868	$–	$7,868

Collateralized Mortgage Obligation	–	4,158	–	4,158

Commercial Mortgage-Backed Security	–	2,057	–	2,057

Corporate Bonds	–	151,093	–	151,093

Money Market Fund	4,485	–	–	4,485

Short Term Investment Purchased with Collateral From Securities Loaned	528	–	–	528

U.S. Government Agency Mortgage-Backed Obligations	–	16,680	–	16,680

U.S. Treasury Obligations	–	197,465	–	197,465

Total Assets - Investments in Securities	$5,013	$379,321	$–	$384,334

See Notes to Financial Statements.

P N C    I n t e r m e d i a t e    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Liabilities:

Payable for collateral received for loaned securities	$–	$528	$–	$528

Total Liabilities - Collateral Received for Loaned Securities	$–	$528	$–	$528

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    L i m i t e d    M a t u r i t y    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)

ASSET BACKED SECURITIES — 14.6%
Automotive — 8.8%
Bank of America Auto Trust,
Series 2012-1, Cl A3
0.780%, 06/15/16	$1,500	$1,505
BMW Vehicle Owner Trust,
Series 2011-A, Cl A3
0.760%, 08/25/15	2,379	2,385
Ford Credit Auto Lease Trust,
Series 2013-A, Cl A3
0.600%, 03/15/16	1,250	1,249
Ford Credit Auto Lease Trust,
Series 2012-A, Cl A2
0.630%, 04/15/14	808	809
Honda Auto Receivables Owner Trust,
Series 2013-2, Cl A3
0.530%, 02/16/17	1,485	1,482
Honda Auto Receivables Owner Trust,
Series 2011-1, Cl A3
1.130%, 10/15/14	686	687
Hyundai Auto Receivables Trust,
Series 2010-B, Cl A4
1.630%, 03/15/17	3,060	3,105
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A3
1.160%, 04/15/15	1,310	1,313
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Cl A3
1.420%, 08/15/14	248	248
Mercedes-Benz Auto Receivables Trust,
Series 2011-I, Cl A3
0.850%, 03/16/15	1,028	1,030
Nissan Auto Lease Trust,
Series 2013-A, Cl A3
0.610%, 04/15/16	1,575	1,573
Nissan Auto Receivables Owner Trust,
Series 2011-B, Cl A3
0.950%, 02/16/16	1,650	1,657
Toyota Auto Receivables Owner Trust,
Series 2011-B, Cl A3
0.680%, 06/15/15	5,710	5,721
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	4,805	4,896
World Omni Auto Receivables Trust,
Series 2011-A, Cl A3
1.110%, 05/15/15	1,119	1,122

		28,782

Credit Cards — 3.2%
Chase Issuance Trust,
Series 2012-A3, Cl A3
0.790%, 06/15/17	5,860	5,887
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	1,690	1,691
GE Capital Credit Card Master Note Trust,
Series 2012-1, Cl A
1.030%, 01/15/18	2,945	2,967

		10,545

	Par (000)	Value (000)

Equipment — 1.3%
John Deere Owner Trust,
Series 2011-A, Cl A3
1.290%, 01/15/16	$578	$581
John Deere Owner Trust,
Series 2013-A, Cl A3
0.600%, 03/15/17	3,850	3,845

		4,426

Mortgage Related — 0.0%
GE Mortgage Services LLC,
Series 1999-HE1, Cl A7
6.265%, 04/25/29	15	15

Utilities — 1.3%
CenterPoint Energy Transition Bond LLC,
Series 2012-1 Cl A1
0.901%, 04/15/18	4,116	4,134
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	196	199

		4,333

Total Asset Backed Securities (Cost $48,007)		48,101

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.9%
Fannie Mae, Series 2003-48, Cl TJ
4.500%, 06/25/22	1	1
Fannie Mae, Series 2003-86, Cl PY
4.500%, 09/25/18	2,246	2,399
Fannie Mae, Series 2003-97, Cl DG
5.000%, 10/25/18	1,766	1,881
Fannie Mae, Series 2006-62, Cl TM
5.500%, 02/25/33	107	107
Fannie Mae, Series 2011-29, Cl PE
3.500%, 09/25/36	2,048	2,101
Freddie Mac, Series 2682, Cl LC
4.500%, 07/15/32	1,701	1,752
Freddie Mac, Series 2828, Cl JE
4.500%, 07/15/19	2,386	2,539
Freddie Mac, Series 2931, Cl DC
4.000%, 06/15/18	416	417
Freddie Mac, Series 3535, Cl CA
4.000%, 05/15/24	787	829
Freddie Mac, Series 3564, Cl JA
4.000%, 01/15/18	717	754
Freddie Mac, Series 3786, Cl GN
4.000%, 08/15/35	2,307	2,424
Ginnie Mae, Series 2010-30, Cl NG
3.000%, 04/16/33	960	980

Total Collateralized Mortgage Obligations (Cost $16,330)		16,184

See Notes to Financial Statements.

P N C    L i m i t e d    M a t u r i t y      B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
Commercial Mortgage Pass Through Certificates,
Series 2006-C8, Cl A2B
5.248%, 12/10/46	$370	$371
Freddie Mac Multi-Family Structured Pass Thru Certificates, Series K501, Cl A1
1.337%, 06/25/16	3,233	3,272

Total Commercial Mortgage-Backed Securities (Cost $3,602)		3,643

CORPORATE BONDS — 29.6%
Automotive — 1.4%
Daimler Finance North America LLC
1.250%, 01/11/16 144A	800	800
Toyota Motor Credit (MTN)
2.050%, 01/12/17	2,610	2,677
Volkswagen International Finance NV
1.150%, 11/20/15 144A	1,300	1,307

		4,784

Cable — 0.9%
DIRECTV Holdings LLC
3.550%, 03/15/15	810	846
3.125%, 02/15/16	275	288
NBCUniversal Media LLC
3.650%, 04/30/15	1,700	1,796

		2,930

Consumer Discretionary — 0.4%
Carnival
1.200%, 02/05/16	1,520	1,516

Energy — 0.9%
BP Capital Markets PLC
3.875%, 03/10/15	1,175	1,239
0.700%, 11/06/15	840	838
Kinder Morgan Energy Partners LP
5.625%, 02/15/15	1,000	1,080

		3,157

Financials — 15.2%
American Express Credit (MTN)
1.750%, 06/12/15	1,600	1,631
American Honda Finance
1.850%, 09/19/14 144A	1,900	1,928
Bank of America
1.500%, 10/09/15	3,265	3,284
Barclays Bank PLC
2.375%, 01/13/14	2,630	2,658
Capital One Financial
1.000%, 11/06/15	2,480	2,465
Citigroup
6.010%, 01/15/15	2,475	2,665
1.250%, 01/15/16	615	614
Commonwealth Bank of Australia
2.125%, 03/17/14 144A	950	961
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.125%, 10/13/15	2,470	2,545
Credit Suisse USA
5.125%, 08/15/15	2,950	3,228
General Electric Capital (MTN)
2.375%, 06/30/15	4,000	4,120

	Par (000)	Value (000)

Goldman Sachs Group
3.300%, 05/03/15	$2,403	$2,499
HSBC Bank USA NA NY
4.625%, 04/01/14	2,158	2,229
HSBC USA
2.375%, 02/13/15	1,035	1,063
JPMorgan Chase
1.125%, 02/26/16	1,600	1,599
3.150%, 07/05/16	2,130	2,245
Morgan Stanley
4.100%, 01/26/15	1,900	1,986
1.750%, 02/25/16	585	586
National Australia Bank NY
0.900%, 01/20/16	800	800
National Australia Bank NY (MTN)
2.000%, 03/09/15	1,000	1,024
Nordea Bank AB
2.250%, 03/20/15 144A	500	512
0.875%, 05/13/16 144A	2,000	1,989
UBS AG (MTN)
2.250%, 01/28/14	500	505
Wells Fargo
3.625%, 04/15/15	1,715	1,807
Wells Fargo Bank NA
4.750%, 02/09/15	1,625	1,729
Westpac Banking
0.950%, 01/12/16	3,250	3,260

		49,932

Food, Beverage & Tobacco — 0.7%
Anheuser-Busch InBev Worldwide
0.800%, 07/15/15	750	751
Kraft Foods Group
1.625%, 06/04/15	900	913
Nabisco
7.550%, 06/15/15	633	715

		2,379

Healthcare — 1.6%
AbbVie
1.200%, 11/06/15 144A	2,600	2,611
Covidien International Finance SA
1.350%, 05/29/15	875	885
Teva Pharmaceutical Finance II BV
3.000%, 06/15/15	1,600	1,670

		5,166

Industrials — 0.6%
Eaton
0.950%, 11/02/15 144A	1,000	1,000
Enterprise Products Operating LLC
1.250%, 08/13/15	950	956

		1,956

Insurance — 1.4%
Berkshire Hathaway
1.900%, 01/31/17	2,600	2,663
Prudential Financial (MTN)
3.875%, 01/14/15	1,788	1,874

		4,537

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Materials — 0.3%
Barrick Gold
1.750%, 05/30/14	$900	$907

Retail — 0.7%
Kroger
7.500%, 01/15/14	925	963
Walgreen
1.000%, 03/13/15	1,255	1,261

		2,224

Technology — 1.9%
Hewlett-Packard
2.350%, 03/15/15	2,475	2,528
HP Enterprise Services LLC
6.000%, 08/01/13	832	839
Johnson Controls
5.500%, 01/15/16	1,270	1,405
Thomson Reuters
0.875%, 05/23/16	1,420	1,412

		6,184

Telecommunications — 2.0%
AT&T
2.400%, 08/15/16	2,300	2,390
Verizon Communications
0.700%, 11/02/15	1,100	1,096
Verizon New England
4.750%, 10/01/13	1,460	1,480
Vodafone Group PLC
0.900%, 02/19/16	1,500	1,494

		6,460

Utilities — 1.6%
Exelon Generation LLC
5.350%, 01/15/14	1,720	1,769
MidAmerican Energy Holdings
5.000%, 02/15/14	1,272	1,311
NextEra Energy Capital Holdings
1.200%, 06/01/15	1,575	1,585
Xcel Energy
0.750%, 05/09/16	550	548

		5,213

Total Corporate Bonds
(Cost $96,549)		97,345

U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS — 6.1%
Federal Home Loan Mortgage Corporation — 1.2%
6.000%, 05/01/21	458	487
5.500%, 03/01/22	401	434
5.500%, 04/01/22	521	565
4.500%, 02/01/19	403	434
4.500%, 05/01/19	1,263	1,331
2.806%, 03/01/36 (A)	474	505

		3,756

Federal National Mortgage Association — 4.9%
6.000%, 09/01/16	111	116
5.500%, 09/01/17	298	319
5.500%, 10/01/17	115	122
5.500%, 11/01/18	310	337

	Par (000)	Value (000)

5.000%, 06/01/18	$289	$310
5.000%, 12/01/21	468	500
4.500%, 04/01/14	25	25
4.500%, 06/01/21	1,280	1,367
3.500%, 06/01/20	1,827	1,927
3.500%, 11/01/20	1,742	1,837
3.000%, 01/01/22	2,547	2,674
3.000%, 06/01/22	3,455	3,627
2.832%, 04/01/35 (A)	588	630
2.777%, 12/01/34 (A)	273	291
2.705%, 08/01/33 (A)	406	434
2.686%, 01/01/36 (A)	617	657
2.682%, 07/01/34 (A)	450	489
2.415%, 11/01/32 (A)	47	48
2.296%, 09/01/36 (A)	472	503

		16,213

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $19,320)		19,969

U.S. TREASURY OBLIGATIONS — 40.8%
U.S. Treasury Notes — 40.8%
2.250%, 01/31/15	19,400	20,040
2.125%, 11/30/14	16,910	17,386
2.000%, 11/30/13	4,880	4,926
1.000%, 05/15/14	20,870	21,035
0.500%, 08/15/14	30,545	30,661
0.375%, 04/15/15	24,550	24,586
0.375%, 02/15/16	1,385	1,382
0.250%, 08/15/15	8,190	8,173
0.250%, 12/15/15	6,030	6,005

Total U.S. Treasury Obligations
(Cost $134,075)		134,194

	Number of Shares

MONEY MARKET FUND — 2.7%
PNC Advantage Institutional Money Market
Fund, Institutional Shares†	8,712,955	8,713

Total Money Market Fund
(Cost $8,713)		8,713

TOTAL INVESTMENTS — 99.8%
(Cost $326,596)*		328,149

Other Assets & Liabilities – 0.2%		739

TOTAL NET ASSETS — 100.0%		$328,888

*	Aggregate cost for Federal income tax purposes is (000) $ 326,606.

Gross unrealized appreciation (000)	$ 1,929
Gross unrealized depreciation (000)	(386)

Net unrealized appreciation (000)	$1,543

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2013.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $11,108 (000) and represents 3.4% of net assets as of May 31, 2013.

See Notes to Financial Statements.

P N C    Li m i t e d    M a t u r i t y    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Asset Backed Securities	$–	$48,101	$–	$48,101

Collateralized Mortgage Obligations	–	16,184	–	16,184

Commercial Mortgage-Backed Secu-rities	–	3,643	–	3,643

Corporate Bonds	–	97,345	–	97,345

Money Market Fund	8,713	–	–	8,713

U.S. Government Agency Mortgage-Backed Obligations	–	19,969	–	19,969

U.S. Treasury Obligations	–	134,194	–	134,194

Total Assets - Investments in Securities	$8,713	$319,436	$–	$328,149

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    T o t a l    R e t u r n    A d v a n t a g e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 1.1%
Credit Cards — 0.6%
Discover Card Master Trust, Series 2008-A4, Cl A4
5.650%, 12/15/15	$160	$160
GE Capital Credit Card Master Note Trust, Series 2010-3, Cl A
2.210%, 06/15/16	475	476
GE Capital Credit Card Master Note Trust, Series 2012-6, Cl A
1.360%, 08/17/20	865	864

		1,500

Utilities — 0.5%
Atlantic City Electric Transition Funding LLC, Series 2002-1, Cl A4
5.550%, 10/20/23	1,175	1,393

Total Asset Backed Securities (Cost $2,695)		2,893

COLLATERALIZED MORTGAGE OBLIGATION — 0.0%
Ginnie Mae,
Series 2009-111, Cl A
3.486%, 08/16/39	64	64

Total Collateralized Mortgage Obligation (Cost $64)		64

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.2%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Cl ASB
5.278%, 12/11/49	1,559	1,620
Commercial Mortgage Pass Through Certificates, Series 2006-C8, Cl A2B
5.248%, 12/10/46	370	371
Credit Suisse First Boston Mortgage Securities, Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	2,190	2,366
Morgan Stanley Capital I,
Series 2007-HQ11, Cl A31
5.439%, 02/12/44	416	426
Wachovia Bank Commercial Mortgage Trust, Series 2004-C10, Cl A4
4.748%, 02/15/41	70	71
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Cl A3
5.679%, 10/15/48	65	66
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Cl A2
5.421%, 04/15/47	946	950

Total Commercial Mortgage-Backed Securities (Cost $5,289)		5,870

CORPORATE BONDS — 38.5%
Aerospace — 0.2%
Spirit Aerosystems
6.750%, 12/15/20	575	615

	Par (000)	Value (000)

Automotive — 0.5%
BorgWarner
4.625%, 09/15/20	$610	$660
Johnson Controls
5.700%, 03/01/41	425	478
Lear
7.875%, 03/15/18	263	281

		1,419

Cable — 2.8%
AMC Networks
7.750%, 07/15/21	313	355
Belo
8.000%, 11/15/16	710	753
Comcast
4.250%, 01/15/33	1,355	1,356
DIRECTV Holdings LLC
4.600%, 02/15/21	1,295	1,398
DISH DBS
7.750%, 05/31/15	250	274
Historic TW
6.625%, 05/15/29	775	944
News America
8.450%, 08/01/34	1,000	1,357
Sinclair Television Group
6.125%, 10/01/22 144A	400	417
Viacom
3.250%, 03/15/23	820	804

		7,658

Consumer Discretionary — 0.5%
Cedar Fair LP
5.250%, 03/15/21 144A	375	375
Hasbro
6.300%, 09/15/17	810	933

		1,308

Consumer Non-Cyclical — 0.1%
Hanesbrands
8.000%, 12/15/16	311	333

Consumer Services — 1.8%
Avon Products
5.000%, 03/15/23	660	699
Block Financial LLC
5.500%, 11/01/22	760	804
H&E Equipment Services
7.000%, 09/01/22	175	189
Live Nation Entertainment
8.125%, 05/15/18 144A	325	349
7.000%, 09/01/20 144A	180	195
LKQ
4.750%, 05/15/23 144A	200	199
NAI Entertainment Holdings LLC
8.250%, 12/15/17 144A	63	68
Palace Entertainment Holdings LLC
8.875%, 04/15/17 144A	525	560
Regal Entertainment Group
5.750%, 06/15/23	100	100
Royal Caribbean Cruises
11.875%, 07/15/15	516	618
7.500%, 10/15/27	264	298

See Notes to Financial Statements.

P N C    T o t a l    R e t u r n    A d v a n t a g e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    31 ,    2 0 1 3

	Par (000)	Value (000)
CORPORATE BONDS — continued
Consumer Services — continued
Vail Resorts
6.500%, 05/01/19	$50	$53
Wynn Las Vegas LLC
5.375%, 03/15/22	755	795

		4,927

Energy — 5.6%
Boardwalk Pipelines LP
3.375%, 02/01/23	925	890
Burlington Resources
8.200%, 03/15/25	150	209
Burlington Resources Finance
7.200%, 08/15/31	375	507
Chesapeake Energy
6.625%, 08/15/20	325	361
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	200	220
Copano Energy LLC
7.750%, 06/01/18	795	826
Denbury Resources
8.250%, 02/15/20	299	335
El Paso Pipeline Partners Operating LLC
6.500%, 04/01/20	720	865
EQT
8.125%, 06/01/19	895	1,113
Hess
8.125%, 02/15/19	10	13
5.600%, 02/15/41	550	586
Kerr-McGee
7.875%, 09/15/31	575	743
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	1,045	1,293
Nexen
5.875%, 03/10/35	525	604
ONEOK Partners LP
6.125%, 02/01/41	375	425
Peabody Energy
7.875%, 11/01/26	680	728
Petrobras Global Finance BV
2.000%, 05/20/16	295	294
Petrobras International Finance
3.875%, 01/27/16	1,040	1,085
Rowan
4.875%, 06/01/22	920	986
Samson Investment
9.750%, 02/15/20 144A	450	469
Tesoro
5.375%, 10/01/22	250	262
Transocean
6.375%, 12/15/21	635	742
Weatherford International
5.125%, 09/15/20	995	1,075
Williams Partners LP
4.125%, 11/15/20	516	549

		15,180

Financials — 8.0%
Bank of America
5.625%, 07/01/20	1,995	2,307
Bank of New York Mellon (MTN)
2.500%, 01/15/16	5	5

	Par (000)	Value (000)

Barclays Bank PLC
7.625%, 11/21/22#	$460	$462
BBVA US Senior SA Unipersonal
4.664%, 10/09/15	400	416
3.250%, 05/16/14	860	869
Capital One Financial
6.750%, 09/15/17	1,225	1,476
Citigroup
5.300%, 01/07/16	875	961
4.875%, 05/07/15	620	658
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3.950%, 11/09/22	750	748
3.375%, 01/19/17	325	346
Credit Suisse
5.400%, 01/14/20	670	759
FordMotorCreditLLC
7.000%, 04/15/15	400	439
General Electric Capital
5.300%, 02/11/21	505	570
4.625%, 01/07/21	265	293
General Electric Capital (MTN)
5.500%, 01/08/20	330	386
HSBC Bank USA NA
4.875%, 08/24/20	1,175	1,309
International Lease Finance
6.500%, 09/01/14 144A	600	636
JPMorgan Chase
6.125%, 06/27/17	935	1,080
4.625%, 05/10/21	695	766
3.375%, 05/01/23	305	290
Mellon Funding
5.500%, 11/15/18	195	227
Merrill Lynch
6.050%, 05/16/16	610	678
Morgan Stanley
5.450%, 01/09/17	890	989
4.875%, 11/01/22	640	658
4.750%, 03/22/17	665	728
Nordea Bank AB
4.875%, 05/13/21 144A	625	673
Private Export Funding
2.250%, 12/15/17	10	10
Royal Bank of Canada
1.200%, 09/19/17	1,200	1,195
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	1,000	1,016
Wachovia Capital Trust III
5.570%, 03/29/49(A)	800	801
Wells Fargo
7.980%, 03/29/49(A)	125	146
5.625%, 12/11/17	5	6
Westpac Banking
4.875%, 11/19/19	10	12

		21,915

Food, Beverage & Tobacco — 0.8%
Constellation Brands
8.375%, 12/15/14	250	276
Del Monte
7.625%, 02/15/19	540	559
HJ Heinz Finance
6.750%, 03/15/32	575	647

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Food, Beverage & Tobacco — continued
TreeHouse Foods
7.750%, 03/01/18	$645	$695

		2,177

Healthcare — 1.5%
AbbVie
1.750%, 11/06/17 144A	675	673
DaVita HealthCare Partners
5.750%, 08/15/22	475	506
Elan Finance PLC
6.250%, 06/15/21 144A	300	301
Endo Health Solutions
7.000%, 07/15/19	510	548
Johnson & Johnson
5.950%, 08/15/37	611	794
Life Technologies
5.000%, 01/15/21	600	663
Mylan
7.875%, 07/15/20 144A	250	291
Select Medical
6.375%, 06/01/21 144A	235	234

		4,010

Industrials — 3.0%
Amphenol
4.000%, 02/01/22	305	316
Avnet
5.875%, 06/15/20	265	292
4.875%, 12/01/22	580	604
Bombardier
7.750%, 03/15/20 144A	460	538
CRH America
4.125%, 01/15/16	715	756
Erickson Air-Crane
8.250%, 05/01/20 144A	300	309
General Electric
4.125%, 10/09/42	885	847
Huntington Ingalls Industries
6.875%, 03/15/18	700	763
Interface
7.625%, 12/01/18	125	134
Masco
7.750%, 08/01/29	400	464
Owens-Illinois
7.800%, 05/15/18	250	295
Pulte Group
7.875%, 06/15/32	635	714
6.375%, 05/15/33	555	561
USG
8.375%, 10/15/18 144A	320	352
7.875%, 03/30/20 144A	310	349
Valmont Industries
6.625%, 04/20/20	682	791

		8,085

Insurance — 1.5%
Aon LP
3.500%, 09/30/15	620	654
MetLife
6.400%, 12/15/66	720	814

	Par (000)	Value (000)

Metlife Capital Trust IV
7.875%, 12/15/67 144A	$300	$379
Principal Financial Group
8.875%, 05/15/19	450	601
Prudential Financial (MTN)
5.375%, 06/21/20	225	263
4.500%, 11/15/20	400	445
Reinsurance Group of America
6.450%, 11/15/19	800	960

		4,116

Materials — 2.5%
APERAM
7.750%, 04/01/18 144A	450	448
ArcelorMittal
7.500%, 10/15/39	515	514
6.750%, 02/25/22	620	663
Barrick Gold
4.100%, 05/01/23 144A	275	262
Carpenter Technology
4.450%, 03/01/23	830	840
Clearwater Paper
7.125%, 11/01/18	485	525
Cloud Peak Energy Resources LLC
8.250%, 12/15/17	225	240
Freeport-McMoRan Copper & Gold
3.550%, 03/01/22	920	897
International Paper
9.375%, 05/15/19	5	7
7.500%, 08/15/21	500	645
Newmont Mining
3.500%, 03/15/22	725	691
Reliance Steel & Aluminum
4.500%, 04/15/23	570	568
Sealed Air
5.250%, 04/01/23 144A	350	353

		6,653

Real Estate Investment Trusts — 1.5%
Digital Realty Trust LP
5.875%, 02/01/20	915	1,058
Felcor Lodging LP
5.625%, 03/01/23	125	127
Health Care REIT
5.250%, 01/15/22	795	896
ProLogis LP
6.875%, 03/15/20	660	799
6.625%, 12/01/19	450	541
Realty Income
5.750%, 01/15/21	660	761

		4,182

Retail — 1.6%
Advance Auto Parts
5.750%, 05/01/20	545	599
Darden Restaurants
3.350%, 11/01/22	865	832
Limited Brands
8.500%, 06/15/19	795	977
Safeway
4.750%, 12/01/21#	1,195	1,269
3.950%, 08/15/20	10	10

See Notes to Financial Statements.

P N C    T o t a l     R e t u r n    A d v a n t a g e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)
CORPORATE BONDS — continued
Retail — continued
Target
3.875%, 07/15/20	$10	$11
Wal-Mart Stores
5.625%, 04/01/40	515	621

		4,319

Technology — 2.2%
Apple
2.400%, 05/03/23	990	946
Hewlett-Packard
4.375%, 09/15/21	1,380	1,393
KLA-Tencor
6.900%, 05/01/18	615	728
Mantech International
7.250%, 04/15/18	770	817
NCR
4.625%, 02/15/21	150	148
Seagate HDD Cayman
7.750%, 12/15/18	628	700
VeriSign
4.625%, 05/01/23 144A	475	477
Xerox
6.400%, 03/15/16	635	715

		5,924

Telecommunications — 1.5%
America Movil SAB de CV
5.000%, 03/30/20	630	694
AT&T
6.300%, 01/15/38	600	717
Bellsouth Capital Funding
7.875%, 02/15/30	175	224
GTE
6.940%, 04/15/28	1,110	1,409
SBA Telecommunications
5.750%, 07/15/20 144A	425	442
Telefonica Emisiones SA Unipersonal
3.992%, 02/16/16	675	706

		4,192

Transportation — 0.9%
ERAC USA Finance LLC
5.625%, 03/15/42 144A	800	874
Florida East Coast Railway
8.125%, 02/01/17	475	506
Penske Truck Leasing LP
3.750%, 05/11/17 144A	460	491
PHI
8.625%, 10/15/18	540	587

		2,458

Utilities — 2.0%
Calpine
7.875%, 01/15/23 144A	605	666
Dominion Resources
8.875%, 01/15/19	5	7
Exelon Generation LLC
4.000%, 10/01/20	1,285	1,344
Ipalco Enterprises
7.250%, 04/01/16 144A	500	559

	Par (000)	Value (000)

MidAmerican Energy Holdings
6.125%, 04/01/36	$5	$6
PPL Capital Funding
3.500%, 12/01/22	475	473
Progress Energy
7.050%, 03/15/19	520	649
Puget Energy
6.000%, 09/01/21	1,015	1,138
Puget Sound Energy
5.757%, 10/01/39	250	309
Toledo Edison
7.250%, 05/01/20	293	371

		5,522

Total Corporate Bonds
(Cost $99,409)		104,993

MUNICIPAL BOND — 0.3%
Texas — 0.3%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	600	714

Total Municipal Bond (Cost $636)		714

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 18.0%
Federal Home Loan Mortgage Corporation — 1.6%
8.000%, 10/01/29	2	3
7.500%, 03/01/27	2	2
7.500%, 09/01/30	1	1
7.000%, 11/01/30	1	1
6.000%, 12/01/35	955	1,051
5.500%, 09/01/37	152	164
5.500%, 01/01/38	5	5
3.500%, 06/01/42	2,405	2,489
2.811%, 01/01/36 (A)	15	16
2.806%, 03/01/36 (A)	549	586
2.743%, 12/01/36 (A)	9	10

		4,328

Federal National Mortgage Association — 14.1%
8.000%, 08/01/27	22	25
8.000%, 09/01/27	4	4
7.500%, 08/01/26	2	2
7.500%, 10/01/27	11	12
7.500%, 07/01/30	1	1
7.500%, 01/01/31	5	5
7.500%, 04/01/31	3	4
7.500%, 08/01/31	7	8
7.000%, 04/01/27	4	4
7.000%, 11/01/27	9	11
7.000%, 03/01/29	6	7
7.000%, 04/01/29	3	3
7.000%, 05/01/29	2	3
7.000%, 08/01/32	2	2
5.500%, 05/01/33	4	5
5.500%, 04/01/34	592	648
5.500%, 03/01/36	16	18
5.500%, 07/01/37	33	36
5.000%, 07/01/33	41	44
5.000%, 08/01/37	34	37
5.000%, 03/01/40	637	701

See Notes to Financial Statements.

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
5.000%,08/01/40	$1,641	$1,794
4.500%,02/01/39	678	724
4.500%,06/01/39	1,021	1,127
4.500%,05/01/40	3,418	3,721
4.500%,07/01/40	15	16
4.500%,04/01/41	839	900
4.000%,10/01/25	823	874
4.000%,11/01/40	2,732	2,884
4.000%,01/01/41	62	67
4.000%,02/01/41	3,685	3,891
4.000%,12/01/41	75	79
4.000%,02/01/42	2,462	2,609
3.500%,02/01/26	1,364	1,436
3.500%,11/01/26	543	571
3.500%,03/01/41	2,609	2,706
3.500%,06/01/42	3,639	3,776
3.500%,10/01/42	1,929	2,000
3.500%,11/01/42	2,486	2,578
3.000%,06/01/27	1,205	1,255
3.000%,10/01/27	1,153	1,202
3.000%,11/01/42	2,561	2,578
2.552%, 08/01/35 (A)	6	6

		38,374

Government National Mortgage Association — 2.3%
10.000%,05/15/19	2	2
9.000%,11/15/16	3	4
9.000%,11/15/19	3	3
9.000%,06/15/21	24	25
9.000%,08/15/21	7	7
9.000%,09/15/21	15	15
8.500%,08/15/27	15	15
8.000%,09/15/27	7	7
7.500%,10/15/29	25	27
7.500%,12/15/29	2	2
7.000%,02/15/17	29	31
7.000%,05/20/24	2	3
7.000%,10/15/25	4	4
7.000%,04/15/26	1	1
7.000%,01/15/27	3	3
7.000%,09/15/27	2	2
7.000%,10/15/27	42	50
7.000%,12/15/27	2	2
7.000%,04/15/29	3	4
6.500%,02/15/26	3	4
6.500%,07/15/28	4	4
6.500%,04/15/32	2	2
6.500%,06/15/32	1	2
6.000%,02/15/32	3	4
6.000%,08/15/33	1	1
4.500%,08/15/39	1,373	1,474
4.000%,09/15/41	2,173	2,311
3.500%,07/15/42	2,241	2,361

		6,370

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $48,614)		49,072

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 36.6%
U.S. Treasury Bonds — 4.9%
4.500%, 02/15/36	$ 6,565	$8,107
3.750%, 08/15/41	4,940	5,420

		13,527

U.S. Treasury Notes — 31.7%
4.250%, 08/15/13	15,865	15,999
3.000%, 09/30/16	3,220	3,474
2.625%, 06/30/14	3,225	3,310
2.625%, 11/15/20	855	915
2.375%, 08/31/14	15,270	15,683
2.250%, 01/31/15	895	924
2.125%, 08/15/21	1,450	1,485
2.000%, 02/15/22	615	619
1.625%, 08/15/22	4,770	4,610
1.250%, 10/31/15	2,590	2,644
1.125%, 06/15/13	80	80
1.000%, 07/15/13	5,015	5,021
1.000%, 01/15/14	14,090	14,167
0.750%, 12/15/13	2,625	2,634
0.375%, 01/15/16	10,005	9,992
0.250%, 10/31/13	4,860	4,863

		86,420

Total U.S. Treasury Obligations (Cost $100,302)		99,947

	Number of Shares

COMMON STOCK — 0.1%
Industrials — 0.1%
HMH Holdings Delaware* (B) (C)	8,183	219

Total Common Stock (Cost $184)		219

PREFERRED STOCK — 0.1%
Financial Conduits — 0.1%
Freddie Mac*	52,400	322

Total Preferred Stock (Cost $1,285)		322

MONEY MARKET FUND — 2.7%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	7,478,932	7,479

Total Money Market Fund
(Cost $7,479)		7,479

Total Investments Before Short Term Investment Purchased with Collateral from Securities Loaned – 99.6%
(Cost $265,957)		271,573

See Notes to Financial Statements.

P N C    T o t a l    R e t u r n    A d v a n t a g e    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Number	Value
	of Shares	(000)
SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.6%
Money Market Fund — 0.6%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	1,789,246	$1,789

Total Short Term Investment Purchased with Collateral From Securities Loaned
(Cost $1,789)‡		1,789

TOTAL INVESTMENTS — 100.2%
(Cost $267,746)**		273,362
Other Assets & Liabilities – (0.2)%		(580)
TOTAL NET ASSETS — 100.0%		$272,782

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $267,804.

Gross unrealized appreciation (000)	$7,752
Gross unrealized depreciation (000)	(2,194)

Net unrealized appreciation (000)	$5,558

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 1,713 (000).
‡	See Note 9 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2013.
(B)	Security fair valued using methods approved by the Board of Trustees.
(C)	Illiquid Security. Total value of illiquid securities is $219 (000) and represents 0.1% of net assets as of May 31, 2013.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $12,955 (000) and represents 4.7% of net assets as of May 31, 2013.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

		Level 2	Level 3
	Level 1	Other Significant	Significant	Total
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value
	(000)	(000)	(000)	(000)

Assets:

Asset Backed Securities	$–	$2,893	$–	$2,893

Collateralized Mortgage Obligation	–	64	–	64

Commercial Mortgage-Backed Securities	–	5,870	–	5,870

Common Stock	–	–	219	219

Corporate Bonds	–	104,993	–	104,993

Money Market Fund	7,479	–	–	7,479

Municipal Bond	–	714	–	714

Preferred Stock	322	–	–	322

Short Term Investment Purchased with Collateral From Securities Loaned	1,789	–	–	1,789

U.S. Government Agency Mortgage-Backed Obligations	–	49,072	–	49,072

U.S. Treasury Obligations	–	99,947	–	99,947

Total Assets - Investments in Securities	$9,590	$263,553	$219	$273,362

See Notes to Financial Statements.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of May 31, 2013, such liabilities are categorized within the valuation hierarchy as follows:

		Level 2	Level 3
	Level 1	Other Significant	Significant	Total
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value
	(000)	(000)	(000)	(000)

Liabilities:

Payable for collateral received for loaned securities	$–	$1,789	$–	$1,789

Total Liabilities - Collateral Received for Loaned Securities	$–	$1,789	$–	$1,789

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C     U l t r a     S h o rt     B on d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 14.7%
Automotive — 11.9%
Bank of America Auto Trust, Series 2012-1, Cl A2
0.590%, 11/17/14	$2,633	$2,635
Ford Credit Auto Lease Trust, Series 2012-A, Cl A2
0.630%, 04/15/14	1,412	1,413
Ford Credit Auto Owner Trust, Series 2009-D, Cl A4
2.980%, 08/15/14	2,031	2,038
Honda Auto Receivables Owner Trust, Series 2012-1, Cl A3
0.770%, 01/15/16	4,365	4,379
Hyundai Auto Receivables Trust, Series 2010-B, Cl A4
1.630%, 03/15/17	4,795	4,865
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A3
1.160%, 04/15/15	2,480	2,486
Mercedes-Benz Auto Lease Trust,
Series 2012-A, Cl A3
0.880%, 11/17/14	7,990	8,010
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Cl A3
1.420%, 08/15/14	195	195
Nissan Auto Lease Trust,
Series 2011-B, Cl A3
0.920%, 02/16/15	4,955	4,964
Nissan Auto Receivables Owner Trust,
Series 2011-B, Cl A2
0.740%, 09/15/14	1,417	1,418
Toyota Auto Receivables Owner Trust,
Series 2011-B, Cl A2
0.530%, 04/15/14	323	323
Toyota Auto Receivables Owner Trust,
Series 2013-A, Cl A2
0.370%, 09/15/15	3,285	3,285
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	7,500	7,641
World Omni Automobile Lease Securitization
Trust, Series 2012-A, Cl A2
0.710%, 01/15/15	5,035	5,039

		48,691

Credit Cards — 2.0%
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	4,875	4,878
GE Capital Credit Card Master Note Trust,
Series 2012-1, Cl A
1.030%, 01/15/18	3,110	3,133

		8,011

Equipment — 0.8%
John Deere Owner Trust, Series 2013-A, Cl A2
0.410%, 09/15/15	3,110	3,110

Total Asset Backed Securities
(Cost $59,829)		59,812

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — 5.4%
Banc of America Mortgage Securities
Series 2003-A, Cl 1A1 (FRN)
2.872%, 02/25/33 (A)	$8	$8
Fannie Mae, Series 2002-47, Cl PE
5.500%, 08/25/17	1,040	1,097
Fannie Mae, Series 2002-55, Cl GC
5.500%, 09/25/17	641	681
Fannie Mae, Series 2003-15, Cl CB
5.000%, 03/25/18	5,329	5,689
Fannie Mae, Series 2003-74, Cl PG
4.500%, 08/25/18	3,870	4,106
Fannie Mae, Series 2004-33, Cl MW
4.500%, 01/25/30	934	954
Fannie Mae, Series 2004-36, Cl EA
4.500%, 03/25/18	1	1
Fannie Mae, Series 2008-51, Cl CD
4.500%, 11/25/22	3,830	3,945
Freddie Mac, Series 2144, Cl ME
4.500%, 04/15/14	166	166
Freddie Mac, Series 2579, Cl MW
3.835%, 09/15/17	50	50
Freddie Mac, Series 2812, Cl AB
4.500%, 10/15/18	111	111
Freddie Mac, Series 2877, Cl GP
4.000%, 11/15/18	243	245
Freddie Mac, Series 2887, Cl EA
4.500%, 12/15/18	289	292
Freddie Mac, Series 2929, Cl BD
4.250%, 06/15/19	980	1,002
Freddie Mac, Series 2945, Cl HE
4.500%, 02/15/19	1,535	1,560
Ginnie Mae, Series 2009-81, Cl WA
2.000%, 08/20/39	19	19
Ginnie Mae, Series 2010-57, Cl PJ
3.000%, 06/20/33	2,090	2,114

Total Collateralized Mortgage Obligations
(Cost $22,185)		22,040

CORPORATE BONDS — 32.6%
Automotive — 1.1%
Daimler Finance North America LLC (FRN)
0.879%, 01/09/15 (A) 144A	850	853
Volkswagen International Finance NV (FRN)
1.032%, 03/21/14 (A) 144A	3,500	3,510

		4,363

Commercial Services — 0.6%
Viacom
4.375%, 09/15/14	2,150	2,248

Consumer Services — 1.3%
Anheuser-Busch InBev Worldwide
4.125%, 01/15/15	2,100	2,215
Capital One Financial
2.150%, 03/23/15	3,220	3,283

		5,498

Energy — 1.8%
BP Capital Markets PLC
3.875%, 03/10/15	3,160	3,332

See Notes to Financial Statements.

	Par (000)	Value (000)

CORPORATE BONDS — continued
Energy — continued
ConocoPhillips
4.750%, 02/01/14	$235	$242
4.600%, 01/15/15	2,328	2,475
Enterprise Products Operating LLC
3.700%, 06/01/15	1,275	1,345

		7,394

Financials — 17.9%
American Express Credit
7.300%, 08/20/13	2,000	2,029
American Honda Finance (FRN)
0.725%, 05/08/14 (A) 144A	1,700	1,707
0.680%, 06/18/14 (A) 144A	2,800	2,808
Australia & New Zealand Banking Group (FRN)
0.465%, 05/07/15 144A	3,000	2,999
Bank of America
4.500%, 04/01/15	4,170	4,412
Bank of Nova Scotia
1.850%, 01/12/15	5,320	5,420
Barclays Bank PLC
2.375%, 01/13/14	3,600	3,638
Caterpillar Financial Services (MTN)
1.375%, 05/20/14	2,040	2,060
Citigroup
6.375%, 08/12/14	3,000	3,189
2.650%, 03/02/15	1,095	1,124
Credit Suisse USA
5.125%, 01/15/14	4,400	4,520
General Electric Capital
1.625%, 07/02/15	5,000	5,081
Goldman Sachs Group (The)
3.300%, 05/03/15	3,120	3,245
HSBC Bank USA NA NY
4.625%, 04/01/14	4,545	4,695
JPMorgan Chase
5.125%, 09/15/14	2,170	2,285
3.700%, 01/20/15	2,135	2,232
Morgan Stanley (MTN)
4.100%, 01/26/15	3,500	3,659
Royal Bank of Canada (MTN)
0.550%, 05/01/15	5,000	5,001
Toronto-Dominion Bank (MTN) (FRN)
0.453%, 05/01/15	4,150	4,151
Wells Fargo
1.500%, 07/01/15	100	102
Wells Fargo (MTN)
1.250%, 02/13/15	4,289	4,330
Westpac Banking
4.200%, 02/27/15	4,204	4,464

		73,151

Food, Beverage & Tobacco — 1.8%
Bottling Group LLC
6.950%, 03/15/14	3,160	3,318
Coca-Cola
3.625%, 03/15/14	1,710	1,753
Nabisco
7.550%, 06/15/15	1,880	2,125

		7,196

	Par (000)	Value (000)

Industrials — 0.4%
Eaton
5.950%, 03/20/14	$1,750	$1,825

Insurance — 0.6%
Prudential Financial (MTN)
3.875%, 01/14/15	2,365	2,478

Materials — 1.2%
Barrick Gold
1.750%, 05/30/14	2,330	2,347
BHP Billiton Finance USA (FRN)
0.544%, 02/18/14 (A)	2,400	2,406

		4,753

Retail — 0.8%
Kroger
7.500%, 01/15/14	1,100	1,146
Walgreen
1.000%, 03/13/15	1,000	1,005
Walgreen (FRN)
0.780%, 03/13/14 (A)	1,200	1,202

		3,353

Technology — 1.1%
Hewlett-Packard
1.550%, 05/30/14	1,173	1,181
HP Enterprise Services LLC
6.000%, 08/01/13	1,296	1,307
Thermo Fisher Scientific
2.050%, 02/21/14	2,170	2,191

		4,679

Telecommunications — 2.1%
AT&T
0.875%, 02/13/15	3,320	3,329
Verizon Communications (FRN)
0.894%, 03/28/14 (A)	3,000	3,011
Vodafone Group PLC
4.150%, 06/10/14	2,100	2,170

		8,510

Transportation — 0.7%
Burlington Northern Santa Fe LLC
7.000%, 02/01/14	2,570	2,676

Utilities — 1.2%
Exelon Generation LLC
5.350%, 01/15/14	2,100	2,160
MidAmerican Energy Holdings
5.000%, 02/15/14	360	371
NextEra Energy Capital Holdings
1.611%, 06/01/14	1,350	1,361
1.200%, 06/01/15	900	906

		4,798

Total Corporate Bonds
(Cost $132,863)		132,922

See Notes to Financial Statements.

P N C    U l t r a    S h o r t    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 0.7%
Federal National Mortgage Association — 0.7%
5.500%, 12/01/13	$23	$24
5.000%, 04/25/18	744	795
4.000%, 05/25/20	2,015	2,113

		2,932

Total U.S. Government Agency Mortgage-Backed Obligation
(Cost $2,940)		2,932

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.0%
Federal Home Loan Bank — 6.5%
0.375%, 11/27/13	26,605	26,639

Federal National Mortgage Association — 4.5%
4.625%, 10/15/13	18,050	18,350

Total U.S. Government Agency Obligations
(Cost $44,956)		44,989

U.S. TREASURY OBLIGATIONS — 33.8%
U.S. Treasury Notes — 33.8%
2.000%, 11/30/13	20,495	20,686
1.875%, 02/28/14	25,035	25,359
1.000%, 05/15/14	37,620	37,919
0.625%, 07/15/14	30,450	30,601
0.500%, 08/15/14	23,510	23,599

Total U.S. Treasury Obligations
(Cost $138,102)		138,164

	Number of Shares	Value (000)

MONEY MARKET FUND — 1.6%
PNC Advantage Institutional Money Market Fund, Institutional Shares†	6,706,087	$6,706

Total Money Market Fund
(Cost $6,706)		6,706

TOTAL INVESTMENTS — 99.8%
(Cost $407,581)*		407,565

Other Assets & Liabilities – 0.2%		879

TOTAL NET ASSETS — 100.0%		$408,444

*	Aggregate cost for Federal income tax purposes is (000) $407,581.

Gross unrealized appreciation (000)	$297
Gross unrealized depreciation (000)	(313)

Net unrealized depreciation (000)	$(16)

†	Affiliated Holding. See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on May 31, 2013.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $11,877 (000) and represents 2.9% of net assets as of May 31, 2013.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Asset Backed Securities	$–	$59,812	$–	$59,812

Collateralized Mortgage Obligations	–	22,040	–	22,040

Corporate Bonds	–	132,922	–	132,922

Money Market Fund	6,706	–	–	6,706

U.S. Government Agency Mortgage-Backed Obligation	–	2,932	–	2,932

U.S. Government Agency Obligations	–	44,989	–	44,989

U.S. Treasury Obligations	–	138,164	–	138,164

Total Assets - Investments in Securities	$6,706	$400,859	$–	$407,565

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C     I n t e r m e d i a t e    T a x    E x e m p t    B o n d     F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M ay 31, 2013

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.0%
Arizona — 1.7%
Arizona School Facilities Board (RB) (AMBAC)
5.000%, 07/01/16	$1,000	$1,113
5.000%, 07/01/17	1,000	1,128

		2,241

California — 10.9%
California Educational Facilities Authority, University of Southern California (RB) Series C
5.250%, 10/01/24	2,100	2,676
California Public Works Board, Various Capital
Project (RB) Series A
5.000%, 04/01/23	1,000	1,177
California State (GO)
5.000%, 10/01/16	1,500	1,704
5.000%, 10/01/20	2,000	2,423
California State Department of Water Resources,
Power Supply (RB)
5.000%, 05/01/20	1,405	1,645
Golden State Tobacco Securitization (RB) Series A
5.000%, 06/01/18	2,000	2,330
Los Angeles Unified School District,
Election 2004 (GO) Series H (AGM)
5.000%, 07/01/25	2,025	2,283

		14,238

Colorado — 1.4%
Colorado Water Resources & Power Development
Authority (RB) Series A-2
5.500%, 09/01/21	1,500	1,906

Delaware — 1.1%
Delaware State (GO) Series 2009C
5.000%, 10/01/24	1,125	1,431

Florida — 12.4%
Citizens Property Insurance (RB) Series A-1
6.000%, 06/01/16	750	858
5.000%, 06/01/16	3,500	3,913
5.000%, 06/01/21	1,400	1,639
Florida State Department of
Transportation (RB)
5.000%, 07/01/18	1,850	2,158
Florida State Department of
Transportation (RB) Series A
5.000%, 07/01/20	4,715	5,658
University of North Florida Financing Corporation, Housing Project (RB) (NATL-RE FGIC)
5.000%, 11/01/18	1,720	1,928

		16,154

Illinois — 6.8%
Chicago (RB) Series A
5.000%, 01/01/25	1,515	1,696
Illinois State (RB)
5.000%, 06/15/17	1,000	1,159
5.000%, 06/15/25	1,100	1,147

	Par (000)	Value (000)

Illinois State Toll Highway Authority (RB) Series B (AGM) (SBPA - Landesbank Hessen-Thuringen) (VRDN)
0.470%, 06/06/13	$1,500	$1,500
Will County Forest Preservation District (GO)
5.000%, 12/15/20	2,775	3,335

		8,837

Indiana — 2.6%
Ball State University (RB) Series P
5.000%, 07/01/26	1,000	1,141
Indiana Finance Authority, Beacon Health System Obligated Group (RB) Series A
5.000%, 08/15/25	2,000	2,324

		3,465

Kansas — 1.0%
Olathe, Olathe Medical Center (RB) Series A
5.000%, 09/01/26	1,190	1,321

Louisiana — 2.4%
Louisiana Public Facilities Authority, Ochsner
Clinic Foundation Project (RB)
5.250%, 05/15/23	2,655	3,136

Massachusetts — 4.4%
Massachusetts Bay Transportation
Authority (RB) Series A
5.000%, 07/01/25	1,000	1,230
Massachusetts Development Finance Agency,
Tufts Medical Center (RB) Series I
6.250%, 01/01/27	1,000	1,203
Massachusetts Water Resources Authority (RB)
Series B (AGM)
5.250%, 08/01/23	1,125	1,425
Massachusetts Water Resources Authority (RB)
Series J (AGM)
5.500%, 08/01/21	1,455	1,843

		5,701

Michigan — 4.5%
Michigan Finance Authority, Unemployment
Obligation Assessment (RB)
5.000%, 07/01/20	3,000	3,592
Michigan State Hospital Finance Authority,
Edward W. Sparrow Hospital Association (RB)
5.000%, 11/15/18	1,000	1,124
Michigan State, Environmental Program (GO) Series A
5.000%, 05/01/17	1,000	1,157

		5,873

Missouri — 2.4%
Cape Girardeau County Industrial Development
Authority, St. Francis Medical Center (RB)
Series A
5.000%, 06/01/26	1,705	1,925
5.000%, 06/01/27	1,145	1,284

		3,209

See Notes to Financial Statements.

P N C     I n t e r m e d i a t e    T a x    E x e m p t    B o n d     F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1,    2 0 1 3

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Nevada—7.5%
Clark County School District (GO) Series C
5.000%, 06/15/17	$3,000	$3,463
Clark County, Park and Regional Justice Center
(GO) Series B (AMBAC)
5.000%, 11/01/24	1,100	1,198
Nevada State (GO) Series D
5.000%, 06/01/18	4,400	5,210

		9,871

New York—5.8%
Monroe County (GO)
5.000%, 06/01/16	3,000	3,286
New York Local Government Assistance
Corporation (RB) Series 2008B-C/D
5.000%, 04/01/20	3,000	3,593
New York State Dormitory Authority, Residential
Institution for Children (RB) (SONYMA)
5.000%, 06/01/15	650	695

		7,574

North Carolina — 3.9%
North Carolina Eastern Municipal Power Agency
(RB) Series A
5.000%, 01/01/23	3,230	3,830
North Carolina Medical Care Commission,
Mission Health Combined Group (RB)
5.000%, 10/01/22	1,120	1,243

		5,073

Ohio — 1.0%
Ohio State Water Development Authority, Fresh
Water Project (RB)
5.500%, 06/01/21	1,000	1,258

Pennsylvania — 13.0%
Allegheny County Higher Education Building
Authority, Chatham University (RB) Series A
5.000%, 09/01/24	1,000	1,146
Allegheny County Hospital Development
Authority, University of Pittsburgh Medical
Center Project (RB) Series A
5.000%, 09/01/18	2,000	2,362
Central Bucks School District, Prerefunded (GO)
(NATL-RE FGIC) (ETM)
5.000%, 05/15/22	1,715	2,139
Monroeville Finance Authority (RB)
5.000%, 02/15/27	1,275	1,489
Pennsylvania Higher Educational Facilities
Authority, Elizabethtown College Project (RB)
Series FF2 (RADIAN)
5.000%, 12/15/16	1,425	1,545
Philadelphia Hospitals and Higher Education
Facilities Authority, Jefferson Health System
(RB) Series B
5.000%, 05/15/17	2,740	3,137
Philadelphia School District (GO)
Series B (AGM)
5.000%, 06/01/17	1,015	1,151
Pittsburgh (GO) Series C (AGM)
5.250%, 09/01/18	1,000	1,109

	Par (000)	Value (000)

West Chester Area School District (GO) Series AA
5.000%, 03/15/22	$2,400	$2,875

		16,953

Texas — 11.7%
Dallas-Fort Worth International Airport (RB)
Series G
5.000%, 11/01/26	1,125	1,265
Lewisville Independent School District (GO)
Series A (PSF-GTD)
5.000%, 08/15/28	1,600	1,864
Lower Colorado River Authority (RB) Series B
5.000%, 05/15/28	2,680	3,039
Spring Branch Independent School
District (GO) (PSF-GTD)
5.000%, 02/01/17	2,000	2,301
Texas Tech University (RB) Twelfth Series
5.000%, 02/15/19	1,000	1,189
University of Texas System (RB) Series A
5.000%, 08/15/23	4,775	5,652

		15,310

Washington — 2.2%
Energy Northwest (RB) Series B (NATL-RE IBC)
7.125%, 07/01/16	2,390	2,856

Guam—1.3%
Guam (RB) Series A
5.000%, 01/01/25	1,500	1,690

Total Municipal Bonds
(Cost $120,367)		128,097

TOTAL INVESTMENTS — 98.0%
(Cost $120,367)*		128,097

Other Assets & Liabilities – 2.0%		2,562

TOTAL NET ASSETS — 100.0%		$130,659

*	Aggregate cost for Federal income tax purposes is (000) $ 120,367.

Gross unrealized appreciation (000)	$8,263
Gross unrealized depreciation (000)	(533)

Net unrealized appreciation (000)	$7,730

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Municipal Bonds	$–	$128,097	$–	$ 128,097

Total Assets - Investments in
Securities	$–	$128,097	$–	$ 128,097

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    M a r y l a n d    T a x    E x e m p t    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par	Value
	(000)	(000)
MUNICIPAL BONDS — 97.7%
District of Columbia — 1.8%
Washington Metropolitan Area Transit Authority (RB) Series A
5.250%, 07/01/24	$1,000	$1,173

Maryland — 84.2%
Annapolis (GO)
5.000%, 08/01/23	1,000	1,218
Anne Arundel County (GO)
5.000%, 03/01/16	325	326
Anne Arundel County, National Business Park Project (TAN)
5.125%, 07/01/22	1,000	1,048
Baltimore County, Catholic Health Initiatives Project, Prerefunded 09/01/16 @ 100 (RB) Series A
5.000%, 09/01/16	500	569
Baltimore, Prerefunded 10/15/15 @ 100 (GO) Series A (AMBAC)
5.000%, 10/15/15	715	793
Baltimore, Wastewater Projects (RB) Series A (NATL-RE FGIC)
5.000%, 07/01/22	1,000	1,161
Charles County Consolidated Public Improvement (GO)
5.000%, 03/01/18	1,000	1,187
5.000%, 07/15/19	1,335	1,623
Frederick County, Urbana Community Development Authority (STRB) Series A
5.000%, 07/01/24	3,020	3,446
Harford County, Prerefunded 07/15/15 @ 100 (GO)
5.000%, 07/15/15	1,290	1,417
Howard County (GO) Series B
5.000%, 08/15/22	2,000	2,448
Maryland Community Development Administration (RB) Series B (NATL-RE)
5.150%, 06/01/22	25	25
5.125%, 06/01/17	45	45
Maryland Department of Transportation (RB)
5.000%, 02/15/21	2,500	2,893
Maryland Department of Transportation (RB) Second Issue
5.000%, 09/01/22	2,000	2,335
Maryland Economic Development Corporation, University of Maryland, College Park Project (RB)
5.000%, 07/01/15	1,665	1,783
Maryland Health & Higher Educational Facilities Authority, Carroll Hospital Center (RB)
5.000%, 07/01/36	975	1,015
Maryland Health & Higher Educational Facilities Authority, College of Notre Dame (RB) (ETM) (NATL-RE)
5.300%, 10/01/18	460	532
Maryland Health & Higher Educational Facilities Authority, Goucher College (RB) Series A
5.000%, 07/01/25	1,160	1,336
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System (RB)
5.000%, 07/01/27	2,200	2,560

	Par	Value
	(000)	(000)

Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System (RB) Series A
5.000%, 05/15/26	$1,500	$1,735
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health (RB) (AGM)
5.000%, 07/01/19	1,000	1,130
Maryland Health & Higher Educational Facilities Authority, MedStar Health (RB) Series A
5.000%, 08/15/26	3,000	3,419
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Issue (RB) Series 2006
5.000%, 07/01/17	1,550	1,730
Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System (RB) Series A (NATL-RE FHA)
5.000%, 07/01/21	725	797
Maryland Industrial Development Financing Authority, American Center for Physics Headquarters Facility (RB)
5.250%, 12/15/14	500	502
Maryland Stadium Authority (RB)
5.000%, 06/15/21	1,280	1,576
Maryland State, Prerefunded 08/01/16 @ 100 (GO) Second Series
5.000%, 08/01/16	1,450	1,654
Maryland Transportation Authority (RB)
5.250%, 03/01/19	2,235	2,719
Maryland Transportation Authority, Transportation Facilities Project (RB)
5.000%, 07/01/19	1,500	1,758
Maryland Water Quality Financing Administration (RB) Series A
5.000%, 03/01/24	1,175	1,360
Montgomery County Revenue Authority, Department of Liquor Control (RB) Series A
5.000%, 04/01/18	1,000	1,171
5.000%, 04/01/21	1,075	1,307
Montgomery County, Consolidated Public Improvement (GO) Series A
5.000%, 08/01/18	1,500	1,790
Prince George’s County (GO) Series B
5.000%, 07/15/20	900	1,042
5.000%, 07/15/23	1,550	1,783
Prince George’s County Industrial Development Authority, Upper Marlboro Justice Center Project (RB) Series A (NATL-RE)
5.000%, 06/30/17	500	502
5.000%, 06/30/19	710	712
University System of Maryland, Auxiliary Facility and Tuition Project (RB) Series A
5.000%, 04/01/18	1,200	1,429
Washington Suburban Sanitation Commission (GO)
5.000%, 06/01/19	680	736

		56,612

See Notes to Financial Statements.

	Par	Value
	(000)	(000)
MUNICIPAL BONDS — continued
Guam — 4.1%
Guam (RB) Series A
5.000%, 01/01/27	$2,500	$2,777

Puerto Rico — 7.6%
Puerto Rico (GO) Series A (NATL-RE IBC)
5.250%, 07/01/21	1,000	1,006
Puerto Rico (GO) Series A-4 (AGM)
5.250%, 07/01/30	500	516
Puerto Rico Electric Power Authority (RB) Series SS (NATL-RE)
5.000%, 07/01/19	1,000	1,024
Puerto Rico Public Finance Corporation (RB) Series E (ETM) (AGM)
6.000%, 08/01/26	510	689
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	1,750	1,886

		5,121

Total Municipal Bonds
(Cost $62,096)		65,683
TOTAL INVESTMENTS — 97.7%
(Cost $62,096)*		65,683
Other Assets & Liabilities – 2.3%		1,542
TOTAL NET ASSETS — 100.0%		$67,225

*	Aggregate cost for Federal income tax purposes is (000) $ 62,092.

Gross unrealized appreciation (000)	$3,737
Gross unrealized depreciation (000)	(146)

Net unrealized appreciation (000)	$3,591

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

		Level 2	Level 3
	Level 1	Other Significant	Significant	Total
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value
	(000)	(000)	(000)	(000)

Municipal Bonds	$–	$65,683	$–	$65,683

Total Assets - Investments in Securities	$–	$65,683	$–	$65,683

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    M i c h i g a n    I n t e r m e d i a t e    M u n i c i p a l    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par	Value
	(000)	(000)
MUNICIPAL BONDS — 95.7%
Michigan — 83.6%
Caledonia Community Schools (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/21	$ 500	$ 535
Ingham County Building Authority (RB) (NATL- RE)
5.000%, 07/01/16	750	808
Kent County (GO)
5.000%, 01/01/18	750	868
Lake Saint Claire Clean Water Initiative (GO)
5.000%, 10/01/21	645	753
5.000%, 10/01/22	685	787
Lansing Building Authority (RB) (AMBAC)
5.000%, 06/01/19	750	813
Michigan Finance Authority, Unemployment Obligation Assessment (RB)
5.000%, 07/01/23	500	523
Michigan Municipal Bond Authority, Clean Water Pooled Project (RB)
5.000%, 10/01/22	500	612
Michigan Public Power Agency, Combustion Turbine No. 1 Project (RB) Series A (AGM)
5.000%, 01/01/20	505	575
Michigan State Hospital Finance Authority, Ascension Health (RB)
5.000%, 11/15/18	350	413
Michigan State Hospital Finance Authority, Henry Ford Health System (RB)
5.500%, 11/15/17	750	866
Michigan State Hospital Finance Authority, McLaren Health Care (RB) Series A
5.000%, 06/01/17	250	287
Michigan State Hospital Finance Authority, Trinity Health Credit Group (RB) Series A
5.000%, 12/01/26	820	893
Michigan State Hospital Finance Authority, Trinity Health Credit Group, Prerefunded 12/01/16 @ 100 (RB) Series A
5.000%, 12/01/26	180	207
Michigan State Hospital Finance Authority (RB) Series P (NATL-RE) (ETM)
5.375%, 08/15/14	65	67
Michigan State University (RB) Series A
5.000%, 08/15/25	750	911
Michigan State, Environmental Program (GO) Series A
6.000%, 11/01/24	1,000	1,206
5.250%, 11/01/23	1,000	1,141
Northwestern Michigan College (GO) (AMBAC)
5.000%, 04/01/18	750	803
Thornapple Kellogg School District (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/18	750	857
Troy City School District (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/17	750	840
University of Michigan (RB) Series A (SBPA - Wells Fargo Bank) (VRDN)

	Par	Value
	(000)	(000)

0.020%, 06/03/13	$200	$ 200
West Branch - Rose City Area Schools (GO) (AGM Q-SBLF)
5.000%, 05/01/19	30	32

		14,997

Guam — 3.1%
Guam (RB) Series A
5.000%, 01/01/27	500	555

Puerto Rico — 9.0%
Puerto Rico Highway & Transportation Authority (RB) Series Z (NATL-RE) (ETM)
6.250%, 07/01/13	5	5
Puerto Rico Public Finance Corporation (RB) Series E (ETM) (AGM)
6.000%, 08/01/26	400	540
Puerto Rico Public Improvement (GO) Series A (FGIC)
5.500%, 07/01/19	500	535
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	500	539

		1,619

Total Municipal Bonds
(Cost $16,295)		17,171
TOTAL INVESTMENTS — 95.7%
(Cost $16,295)*		17,171

Other Assets & Liabilities – 4.3%		771
TOTAL NET ASSETS — 100.0%		$17,942

*	Aggregate cost for Federal income tax purposes is (000) $16,289.

Gross unrealized appreciation (000)	$906
Gross unrealized depreciation (000)	(24)

Net unrealized appreciation (000)	$882

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

		Level 2	Level 3
	Level 1	Other Significant	Significant	Total
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value
	(000)	(000)	(000)	(000)

Municipal Bonds	$–	$17,171	$–	$17,171

Total Assets - Investments in Securities	$–	$17,171	$–	$17,171

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    O h i o    I n t e r m e d i a t e    T a x    E x e m p t    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)

MUNICIPAL BONDS — 97.2%
Ohio — 90.8%
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series B
5.000%, 09/01/21	$2,680	$3,129
American Municipal Power, AMP Fremont Energy Center Project (RB)
5.000%, 02/15/25	2,500	2,874
American Municipal Power, Hydroelectric Projects (RB) Series C
5.000%, 02/15/22	2,000	2,267
Butler County Hospital Facilities, UC Health Project (RB)
5.500%, 11/01/22	2,500	2,941
Centerville Capital Facilities (GO) (NATL-RE)
5.650%, 12/01/18	45	45
Clermont County Waterworks, Sewer District Project (RB) (AMBAC)
5.250%, 08/01/15	1,000	1,007
Cleveland Department of Public Utilities Division of Water (RB) Series N (NATL-RE)
5.000%, 01/01/18	1,990	2,189
Columbus (GO) Series A
5.000%, 07/01/27	2,000	2,352
Cuyahoga County (GO)
5.650%, 05/15/18	600	678
Cuyahoga County (GO) Series A
5.000%, 12/01/20	2,205	2,644
Dublin City School District (GO) (NATL-RE)
5.000%, 12/01/18	1,000	1,115
Franklin County (GO)
5.000%, 12/01/16	950	1,056
Greene County Sewer System (RB) (AMBAC)
5.000%, 12/01/16	1,500	1,659
Hamilton City School District (GO) (NATL-RE)
5.000%, 12/01/18	2,100	2,264
Hamilton County Sewer System (RB) Series B (NATL-RE)
5.000%, 12/01/17	1,325	1,463
Hilliard (GO) (NATL-RE)
5.000%, 12/01/21	1,000	1,090
Lucas County, ProMedica Healthcare Obligated Group (RB) Series D
5.000%, 11/15/21	2,005	2,393
Mad River Local School District (GO) (NATL-RE FGIC)
5.750%, 12/01/14	510	540
Ohio Housing Finance Agency (RB) Series 2 (GNMA, FNMA, FHLMC)
5.000%, 11/01/19	2,095	2,406
Ohio Housing Finance Agency (RB) Series A (AGM)
5.000%, 04/01/16	1,590	1,752
Ohio State Higher Educational Facility Commission (GO)
5.000%, 08/01/19	1,800	2,211
Ohio State Higher Educational Facility Commission, Case Western Reserve University Project (RB) Series C
5.000%, 12/01/17	595	691

	Par (000)	Value (000)

Ohio State Higher Educational Facility Commission, Case Western Reserve University Project (RB)
6.250%, 10/01/17	$2,000	$2,415
Ohio State Higher Educational Facility Commission, Kenyon College Project (RB) (VRDN)
5.050%, 07/01/37	2,250	2,487
Ohio State Highway Capital Improvements (GO) Series Q
4.000%, 05/01/17	2,050	2,297
Ohio State Hospital Facility, Cleveland Clinic Health System (RB) Series B
5.000%, 01/01/17	500	569
5.000%, 01/01/23	2,000	2,257
Ohio State Turnpike Commission (RB) Series A
5.000%, 02/15/18	1,000	1,169
5.000%, 02/15/19	1,000	1,184
5.000%, 02/15/25	2,525	2,865
Ohio State Turnpike Commission (RB) Series A (NATL-RE FGIC)
5.500%, 02/15/18	1,000	1,192
Ohio State University (RB) Series A
5.000%, 12/01/17	900	1,061
Ohio State University (RB) Series D
5.000%, 12/01/25	1,935	2,402
Ohio State University (RB) Series D (ETM)
5.000%, 12/01/25	85	108
Ohio State Water Development Authority, Fresh Water Project (RB) Series B
5.250%, 12/01/23	1,000	1,262
5.000%, 12/01/20	2,015	2,470
Ohio State Water Development Authority, Fresh Water Project (RB) Series B (AGM)
5.500%, 12/01/20	1,835	2,313
Ohio State Water Development Authority, Water Pollution Control Project (RB) Series A
5.000%, 12/01/17	1,675	1,976
5.000%, 06/01/20	3,055	3,716
Olentangy Local School District, Prerefunded 06/01/13 @ 100 (GO) (AGM)
5.500%, 06/01/13	35	35
Southwest Licking Local School District (GO) (NATL-RE FGIC)
5.750%, 12/01/16	400	450
West Chester Township (GO) (AMBAC)
5.750%, 12/01/15	2,145	2,406
Wyoming City School District (GO) Series B (NATL-RE FGIC)
5.750%, 12/01/15	740	835
5.750%, 12/01/16	800	935
5.750%, 12/01/17	400	477

		75,647

Guam — 3.2%
Guam (RB) Series A
5.000%, 01/01/26	2,350	2,628

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Puerto Rico — 3.2%
Puerto Rico Public Improvement (GO)
Series A (FGIC)
5.500%, 07/01/19	$500	$535
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	2,000	2,155

		2,690

Total Municipal Bonds (Cost $74,824)		80,965

TOTAL INVESTMENTS — 97.2% (Cost $74,824)*		80,965

Other Assets & Liabilities – 2.8%		2,308

TOTAL NET ASSETS — 100.0%		$83,273

*	Aggregate cost for Federal income tax purposes is (000) $74,825.

Gross unrealized appreciation (000)	$6,227
Gross unrealized depreciation (000)	(87)

Net unrealized appreciation (000)	$6,140

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Municipal Bonds	$–	$80,965	$–	$80,965

Total Assets - Investments in Securities	$–	$80,965	$–	$80,965

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    P e n n s y l v a n i a    I n t e r m e d i a t e     M u n i c i p a l    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.3%
Pennsylvania — 91.6%
Allegheny County Higher Education Building Authority, Chatham University (RB) Series A
5.000%, 09/01/25	$1,015	$1,156
Allegheny County Higher Education Building Authority, Duquesne University (RB)
5.000%, 03/01/16	1,175	1,303
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center Project (RB) Series A
5.000%, 05/15/22	1,375	1,592
Allegheny County Port Authority, Transportation (RB)
5.000%, 03/01/26	1,000	1,120
Bucks (GO)
5.125%, 05/01/22	1,255	1,486
Central Dauphin School District (GO) (AGM)
5.000%, 12/01/20	1,000	1,036
Commonwealth of Pennsylvania (GO) First Series
5.000%, 06/01/27	1,500	1,763
Dauphin (GO)
5.000%, 11/15/20	1,000	1,162
East Stroudsburg Area School District (GO) Series A (NATL-RE FGIC)
5.750%, 09/01/16	500	573
Hempfield Township Municipal Authority (RB) (AGM)
5.000%, 09/01/16	1,000	1,088
Montgomery County Higher Education & Health Authority, Arcadia University (RB)
5.250%, 04/01/23	1,000	1,129
Northampton County General Purpose Authority (RB)
5.250%, 10/01/15	1,000	1,102
Pennsylvania Economic Development Financing Authority (RB) Series B
5.000%, 07/01/22	1,000	1,116
Pennsylvania Higher Educational Facilities Authority, La Salle University (RB)
5.000%, 05/01/29	1,000	1,139
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health Systems (RB)
5.250%, 08/15/25	1,250	1,454
Pennsylvania Intergovernmental Cooperation Authority, City of Philadelphia Funding Program (STRB)
5.000%, 06/15/18	1,050	1,245
Pennsylvania Turnpike Commission (RB) Series A (AGM)
5.250%, 07/15/22	1,000	1,182
Philadelphia Parking Authority, Airport Parking (RB)
5.000%, 09/01/19	285	323
Pittsburgh Public Schools (GO) Series A (AGM)
5.000%, 09/01/20	1,000	1,179
Swarthmore Borough Authority, Swarthmore College (RB) Series B
5.000%, 09/15/21	725	887

	Par (000)	Value (000)

University of Pittsburgh, Capital Project (RB) Series B
5.000%, 09/15/18	$1,000	$1,191

		24,226

Guam — 2.6%
Guam (RB) Series A
5.000%, 01/01/25	610	687

Puerto Rico — 4.1%
Puerto Rico Sales Tax Financing Corporation (RB) First Sub-Series A
5.000%, 08/01/24	1,000	1,078

Total Municipal Bonds (Cost $24,442)		25,991

TOTAL INVESTMENTS — 98.3% (Cost $24,442)*		25,991

Other Assets & Liabilities – 1.7%		462

TOTAL NET ASSETS — 100.0%		$26,453

*	Aggregate cost for Federal income tax purposes is (000) $24,442.

Gross unrealized appreciation (000)	$1,599
Gross unrealized depreciation (000)	(50)

Net unrealized appreciation (000)	$1,549

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Municipal Bonds	$–	$25,991	$–	$25,991

Total Assets - Investments in Securities	$–	$25,991	$–	$25,991

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    T a x    E x e m p t    L i m i t e d    M a t u r i t y    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)
MUNICIPAL BONDS — 96.2%
Arizona — 4.6%
Arizona (RB) Series A (AGM)
4.000%, 07/01/13	$1,000	$1,003
Arizona School Facilities Board (RB) (AMBAC)
5.000%, 07/01/18	1,735	1,972
Arizona School Facilities Board (RB) Series A (AMBAC)
5.250%, 07/01/13	1,000	1,003
Arizona Transportation Board, Maricopa County Regional Area (RB)
5.000%, 07/01/19	2,250	2,711

		6,689

California — 5.5%
California (GO) Series A
5.000%, 07/01/20	1,825	2,161
California Public Works Board, Various Capital Projects (RB) Series A
5.000%, 04/01/18	1,000	1,162
5.000%, 04/01/20	1,000	1,188
California State (GO)
5.000%, 11/01/18	2,000	2,387
Los Angeles Department of Airports (RB) Series C
5.000%, 05/15/19	920	1,104

		8,002

District of Columbia — 1.3%
District of Columbia, The Catholic University of America (RB)
5.000%, 10/01/16	1,760	1,937

Florida — 5.7%
Citizens Property Insurance (RB) Series A-1
6.000%, 06/01/16	1,800	2,058
5.000%, 06/01/14	1,000	1,045
5.000%, 06/01/19	1,000	1,171
5.000%, 06/01/21	1,500	1,756
Tampa Bay Regional Water (RB) Series B
5.000%, 10/01/18	1,875	2,249

		8,279

Georgia — 0.8%
DeKalb Private Hospital Authority, Children’s Healthcare (RB)
5.000%, 11/15/14	1,075	1,144

Illinois — 10.8%
Illinois (RB)
5.375%, 06/15/13	1,000	1,002
Illinois (RB) Series A
5.000%, 12/15/16	2,550	2,944
Illinois (RB) Series B
4.000%, 06/15/20	1,900	1,963
Illinois Finance Authority, DePaul University (RB)
5.000%, 10/01/20	1,500	1,786
Illinois Finance Authority, DePaul University (RB) Series A
5.250%, 10/01/13	1,290	1,311
Illinois Finance Authority, The Art Institute of Chicago (RB) Series A
5.250%, 03/01/19	1,000	1,173

	Par (000)	Value (000)

Illinois State (GO) Series A
4.000%, 01/01/17	$860	$933
Illinois State Toll Highway Authority (RB) Series B (AGM) (SBPA - Landesbank Hessen-Thuringen) (VRDN)
0.470%, 06/07/13	3,500	3,500
Will County Forest Preservation District (GO)
4.000%, 12/15/18	1,000	1,124

		15,736

Indiana — 3.3%
Indiana Finance Authority, Beacon Health Systems Obligated Group (RB) Series SE
5.000%, 08/15/20	1,000	1,195
5.000%, 08/15/21	1,000	1,195
Indiana Finance Authority, State of Indiana Revolving Fund Program (RB) Series A
5.250%, 02/01/17	2,100	2,432

		4,822

Iowa — 1.9%
Iowa Finance Authority, Drake University Project (RB) (LOC - Wells Fargo Bank) (VRDN)
0.110%, 06/03/13	550	550
Iowa Finance Authority, Genesis Health Systems (RB)
5.000%, 07/01/13	2,250	2,257

		2,807

Maryland — 1.4%
Frederick, Urbana Community Development Authority (STRB) Series A
3.000%, 07/01/13	580	581
Maryland (GO) Second Series
5.000%, 08/01/15	1,395	1,535

		2,116

Massachusetts — 2.7%
Commonwealth of Massachusetts (GO) Series C
5.000%, 12/01/15	2,000	2,228
Massachusetts Development Finance Agency, Partners Health Care (RB) Series K-6
5.000%, 07/01/17	1,500	1,735

		3,963

Michigan — 5.9%
Michigan (GO)
5.500%, 12/01/15	1,000	1,126
Michigan Finance Authority, Unemployment Obligation Assessment (RB)
5.000%, 07/01/20	1,000	1,197
5.000%, 07/01/23	2,500	2,615
Michigan Municipal Bond Authority, Clean Water Pooled Project (RB)
5.000%, 10/01/17	1,025	1,214
Michigan State, Environmental Program (GO) Series A
5.000%, 05/01/17	1,000	1,157

See Notes to Financial Statements.

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Michigan — continued
Wayne County Airport Authority (RB) Series B
3.000%, 12/01/14	$1,250	$1,297

		8,606

Minnesota — 1.4%
Minnesota Public Facilities Authority (RB) Series C
5.000%, 03/01/17	1,745	2,013

Missouri — 3.9%
Cape Girardeau County Industrial Development Authority, St. Francis Medical Center (RB) Series A
5.000%, 06/01/20	1,000	1,181
5.000%, 06/01/22	1,570	1,843
Missouri Highway & Transportation Commission (RB)
5.000%, 05/01/16	1,100	1,239
Missouri State Health & Educational Facilities Authority, Drury University (RN) Series A
2.000%, 04/25/14	1,500	1,517

		5,780

Nevada — 3.2%
Clark County, Motor Vehicle Fuel Tax (RB) (AMBAC)
5.000%, 07/01/17	1,805	2,075
Henderson, Catholic Healthcare West (RB) Series B
5.000%, 07/01/13	1,500	1,505
5.000%, 07/01/15	500	541
Nevada, University System (GO) Series G (NATL-RE)
5.000%, 08/01/16	500	555

		4,676

New Jersey — 1.2%
New Jersey Economic Development Authority (RB)
5.000%, 06/15/18	1,500	1,711

New Mexico — 1.3%
New Mexico (RB) Series D
5.000%, 07/01/15	1,725	1,890

New York — 4.5%
Erie County (GO) Series A (NATL - RE)
5.000%, 12/01/14	1,000	1,063
Long Island Power Authority (RB) Series A
5.000%, 04/01/19	1,385	1,613
Monroe County (GO) (AMBAC)
5.000%, 06/01/14	2,500	2,609
New York City Transitional Finance Authority (RB) Sub-Series A-2
5.000%, 11/01/16	1,250	1,360

		6,645

	Par (000)	Value (000)

North Carolina — 6.1%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Prerefunded 01/15/15 @ 100 (RB) Series A
5.000%, 01/15/15	$1,500	$1,614
Forsyth (GO) Series B
5.000%, 04/01/16	1,350	1,519
5.000%, 04/01/19	1,000	1,219
North Carolina Eastern Municipal Power Agency (RB) Series A (AMBAC)
5.250%, 01/01/20	2,290	2,543
North Carolina Medical Care Commission, North Carolina Baptist Hospital (RB)
5.000%, 06/01/20	1,715	2,024

		8,919

Ohio — 1.4%
Cuyahoga County, Cleveland Clinic Health System (RB) Series A
5.500%, 01/01/14	1,000	1,004
Ohio State Hospital Facility, Cleveland Clinic Health System (RB) Series A
5.000%, 01/01/15	1,000	1,070

		2,074

Pennsylvania — 8.2%
Allegheny County Higher Education Building Authority, Chatham University (RB) Series A
5.000%, 09/01/17	1,010	1,136
5.000%, 09/01/19	610	703
4.000%, 09/01/15	920	970
Commonwealth of Pennsylvania (GO) Third Series A
5.000%, 07/15/18	1,695	2,022
Dauphin County (GO)
5.000%, 11/15/18	1,015	1,195
Montgomery County Higher Education & Health Authority, Abington Memorial Hospital (RB) Series A
5.000%, 06/01/15	1,000	1,079
Pennsylvania Economic Development Financing Authority (RB) Series B
5.000%, 07/01/22	1,000	1,116
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health Systems (RB) Series A (AMBAC)
5.000%, 08/15/19	1,000	1,079
Philadelphia (RB) Series A (AMBAC)
5.000%, 08/01/13	830	836
Pittsburgh Public Schools (GO) Series B (AGM)
5.000%, 09/01/16	1,635	1,825

		11,961

South Dakota — 0.7%
South Dakota Health & Educational Facilities Authority, Regional Health (RB)
5.000%, 09/01/15	1,000	1,093

See Notes to Financial Statements.

P N C    T a x    E x e m p t    L i m i t e d    M a t u r i t y    B o n d    F u n d

S C H E D U L E    O F    I N V E S T M E N T S

M a y    3 1 ,    2 0 1 3

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Texas — 10.7%
Dallas Independent School District (GO) (PSF-GTD)
5.000%, 02/15/18	$2,500	$2,952
Frisco (GO) (NATL-RE)
5.000%, 02/15/16	1,685	1,881
Houston Health Facilities Development Corporation, Buckingham Senior Living Community, Inc. Project, Prerefunded 02/15/14 @ 101 (RB) Series A
7.125%, 02/15/14	1,000	1,058
Houston Higher Education Finance, Rice University Project (RB) Series A (VRDN)
0.070%, 06/03/13	100	100
Katy Independent School District, School Building (GO) Series A (PSF-GTD)
5.000%, 02/15/21	2,000	2,439
Texas (GO) Series A
5.000%, 10/01/17	500	586
Texas (GO) Series B
5.000%, 04/01/17	3,025	3,495
University of Texas System (RB) Series A
5.000%, 08/15/21	1,400	1,728
University of Texas System (RB) Series B
5.000%, 08/15/21	1,100	1,358

		15,597

Utah — 0.8%
Nebo School District, School Building (GO)
5.000%, 07/01/19	1,000	1,200

Virginia — 2.6%
Fairfax County Industrial Development Authority, INOVA Health System Project (RB) Series C-1 (SBPA - JPMorgan Chase Bank) (VRDN)
0.070%, 06/03/13	2,225	2,225
Tobacco Settlement Financing Corporation, Prerefunded 06/01/15 @ 100 (RB)
5.625%, 06/01/15	1,425	1,572

		3,797

Washington — 4.0%
Energy Northwest, Project 3 (RB) Series A
5.000%, 07/01/18	1,985	2,364
Washington (GO) Series 2011-A
5.000%, 01/01/15	1,000	1,073
5.000%, 01/01/18	2,000	2,351

		5,788

Puerto Rico — 2.3%
Commonwealth of Puerto Rico, Public Improvement (GO) Series A (NATL-RE IBC)
5.500%, 07/01/19	1,255	1,342
Puerto Rico Electric Power Authority (RB) Series KK (NATL-RE)
5.500%, 07/01/16	1,000	1,071

	Par (000)	Value (000)

Puerto Rico Highway & Transportation Authority (RB) Series Y
6.250%, 07/01/13	$1,000	$1,004

		3,417

Total Municipal Bonds (Cost $137,704)		140,662

TOTAL INVESTMENTS — 96.2% (Cost $137,704)*		140,662

Other Assets & Liabilities – 3.8%		5,547

TOTAL NET ASSETS — 100.0%		$146,209

*	Aggregate cost for Federal income tax purposes is (000) $137,705.

Gross unrealized appreciation (000)	$3,462
Gross unrealized depreciation (000)	(505)

Net unrealized appreciation (000)	$2,957

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Municipal Bonds	$–	$140,662	$–	$140,662

Total Assets - Investments in Securities	$–	$140,662	$–	$140,662

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

P N C    F i x e d    I n c o m e    F u n d s

S TAT E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y    3 1 ,    2 0 1 3

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
ASSETS
Investments in non-affiliates at value	$191,386	$97,469	$16,786	$379,321
Investments in affiliates at value	5,548	1,285	839	4,485
Short term investment in affiliates purchased with collateral from securities loaned at value	695	–	1	528

Total Investments at value(1)(2)	197,629	98,754	17,626	384,334

Receivable for investments sold	251	–	–	1,516
Receivable for shares of beneficial interest issued	43	22	–	8
Interest receivable	1,273	331	266	2,248
Maturities receivable	–	3	–	–
Prepaid expenses	25	24	17	28
Other assets	13	7	1	27

Total Assets	199,234	99,141	17,910	388,161

LIABILITIES
Payable for collateral received for loaned securities	695	–	1	528
Payable for shares of beneficial interest redeemed	58	47	–	62
Payable for investment securities purchased	101	–	683	1,302
Dividends payable
Class I	125	130	20	182
Class A	1	8	1	1
Class C	–	4	–	–
Investment advisory fees payable	77	35	1	133
12b-1 fees payable
Class A	1	1	–	1
Class C	–	2	–	1
Shareholder servicing fees payable
Class A	1	2	–	1
Class C	–	1	–	–
Administration fees payable	9	5	2	18
Custodian fees payable	2	4	–	3
Transfer agent fees payable	4	5	–	7
Trustees’ deferred compensation payable	13	7	1	27
Trustees’ fees payable	4	2	–	8
Other liabilities	21	30	8	37

Total Liabilities	1,112	283	717	2,311

TOTAL NET ASSETS	$198,122	$98,858	$17,193	$385,850

Investments in non-affiliates at cost	$187,541	$94,734	$16,234	$373,759
Investments in affiliates at cost	5,548	1,285	839	4,485
Short term investment in affiliates purchased with collateral from securities loaned at cost	695	–	1	528

(1) Total Investments at cost	$193,784	$96,019	$17,074	$378,772

(2) Includes securities on loan with a value of	$661	$–	$1	$510

See Notes to Financial Statements.

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$194,641	$99,733	$16,827	$374,711
Undistributed (Distributions in Excess of) Net Investment Income	(3)	(18)	(1)	12
Accumulated Net Realized Gain (Loss) on Investments	(361)	(3,592)	(185)	5,565
Net Unrealized Appreciation/Depreciation on Investments	3,845	2,735	552	5,562

Total Net Assets	$198,122	$98,858	$17,193	$385,850

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$193,899,278	$87,432,941	$16,700,317	$378,963,264

Class I shares outstanding	18,387,477	9,346,832	1,991,672	33,644,725

Net Asset Value, Offering and Redemption Price Per Share	$10.55	$9.35	$8.39	$11.26

Net assets applicable to Class A	$3,937,282	$8,504,730	$492,882	$5,564,395

Class A shares outstanding	372,609	909,442	58,705	493,268

Net Asset Value and Redemption Price Per Share	$10.57	$9.35	$8.40	$11.28

Maximum Offering Price Per Share(3)	$11.07	$9.79	$8.80	$11.81

Maximum Sales Charge Per Share	4.50%	4.50%	4.50%	4.50%

Net assets applicable to Class C	$285,441	$2,920,448	N/A	$1,321,895

Class C shares outstanding	27,076	312,717	N/A	116,855

Net Asset Value and Offering Price Per Share(4)	$10.54	$9.34	N/A	$11.31

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C    F i x e d    I n c o m e    F u n d s

S TAT E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y    3 1 ,    2 0 1 3

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
ASSETS
Investments in non-affiliates at value	$319,436	$264,094	$400,859
Investments in affiliates at value	8,713	7,479	6,706
Short term investment in affiliates purchased with collateral from securities loaned at value	–	1,789	–

Total Investments at value(1)(2)	328,149	273,362	407,565

Receivable for shares of beneficial interest issued	706	41	731
Interest receivable	1,096	2,238	1,621
Maturities receivable	1	2	–
Prepaid expenses	27	26	32
Other assets	22	18	29

Total Assets	330,001	275,687	409,978

LIABILITIES
Payable for collateral received for loaned securities	–	1,789	–
Payable for shares of beneficial interest redeemed	871	44	1,264
Payable for investment securities purchased	–	485	–
Dividends payable
Class I	58	410	83
Class A	–	3	–
Class C	–	1	–
Investment advisory fees payable	98	93	73
12b-1 fees payable
Class A	1	1	1
Class C	–	1	–
Shareholder servicing fees payable
Class A	1	1	1
Administration fees payable	15	13	20
Custodian fees payable	3	3	3
Transfer agent fees payable	6	6	11
Trustees’ deferred compensation payable	22	18	29
Trustees’ fees payable	7	5	9
Other liabilities	31	32	40

Total Liabilities	1,113	2,905	1,534

TOTAL NET ASSETS	$328,888	$272,782	$408,444

Investments in non-affiliates at cost	$317,883	$258,478	$400,875
Investments in affiliates at cost	8,713	7,479	6,706
Short term investment in affiliates purchased with collateral from securities loaned at cost	–	1,789	–

(1) Total Investments at cost	$326,596	$267,746	$407,581

(2) Includes securities on loan with a value of	$–	$1,713	$–

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$332,183	$273,110	$415,109
Undistributed (Distributions in Excess of) Net Investment Income	(72)	21	(2)
Accumulated Net Realized Gain (Loss) on Investments	(4,776)	(5,965)	(6,647)
Net Unrealized Appreciation/Depreciation on Investments	1,553	5,616	(16)

Total Net Assets	$328,888	$272,782	$408,444

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$323,255,399	$266,377,647	$404,708,729

Class I shares outstanding	31,752,741	24,416,476	40,595,021

Net Asset Value, Offering and Redemption Price Per Share	$10.18	$10.91	$9.97

Net assets applicable to Class A	$3,923,700	$5,438,988	$3,734,884

Class A shares outstanding	384,251	498,353	374,132

Net Asset Value and Redemption Price Per Share	$10.21	$10.91	$9.98

Maximum Offering Price Per Share(3)	$10.42	$11.42	$10.08

Maximum Sales Charge Per Share	2.00%	4.50%	1.00%

Net assets applicable to Class C	$1,708,497	$965,106	N/A

Class C shares outstanding	167,281	88,258	N/A

Net Asset Value and Offering Price Per Share(4)	$10.21	$10.94	N/A

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(4)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C    Ta x    E x e m p t    B o n d    F u n d s

S TAT E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y    3 1 ,    2 0 1 3

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
ASSETS
Investments in non-affiliates at value	$128,097	$65,683	$17,171	$80,965

Total Investments at value(1)	128,097	65,683	17,171	80,965

Cash	1,238	754	631	1,408
Receivable for shares of beneficial interest issued	1	–	–	–
Interest receivable	1,668	971	171	1,346
Prepaid expenses	22	5	7	8
Other assets	9	5	1	6

Total Assets	131,035	67,418	17,981	83,733

LIABILITIES
Payable for shares of beneficial interest redeemed	31	–	–	217
Dividends payable
Class I	262	149	20	183
Class A	3	1	2	3
Investment advisory fees payable	42	21	6	29
12b-1 fees payable
Class A	–	–	1	2
Shareholder servicing fees payable
Class A	1	–	1	1
Administration fees payable	7	4	1	4
Custodian fees payable	1	1	1	1
Transfer agent fees payable	2	1	1	2
Trustees’ deferred compensation payable	9	5	1	6
Trustees’ fees payable	3	2	–	2
Other liabilities	15	9	5	10

Total Liabilities	376	193	39	460

TOTAL NET ASSETS	$130,659	$67,225	$17,942	$83,273

Investments in non-affiliates at cost	$120,367	$62,096	$16,295	$74,824

(1) Total Investments at cost	$120,367	$62,096	$16,295	$74,824

See Notes to Financial Statements.

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$121,328	$63,347	$16,968	$77,076
Undistributed (Distributions in Excess of) Net Investment Income	146	(2)	19	(66)
Accumulated Net Realized Gain (Loss) on Investments	1,455	293	79	122
Net Unrealized Appreciation/Depreciation on Investments	7,730	3,587	876	6,141

Total Net Assets	$130,659	$67,225	$17,942	$83,273

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$127,046,298	$66,494,641	$12,052,463	$76,085,729

Class I shares outstanding	12,576,299	5,829,076	1,254,597	6,680,817

Net Asset Value, Offering and Redemption Price Per Share	$10.10	$11.41	$9.61	$11.39

Net assets applicable to Class A	$3,092,326	$676,778	$5,769,905	$6,566,668

Class A shares outstanding	307,344	59,338	600,654	578,352

Net Asset Value and Redemption Price Per Share	$10.06	$11.41	$9.61	$11.35

Maximum Offering Price Per Share(2)	$10.37	$11.76	$9.91	$11.70

Maximum Sales Charge Per Share	3.00%	3.00%	3.00%	3.00%

Net assets applicable to Class C	$520,718	$53,729	$119,802	$620,166

Class C shares outstanding	52,245	4,712	12,446	54,784

Net Asset Value and Offering Price Per Share(3)	$9.97	$11.40	$9.63	$11.32

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C    Ta x    E x e m p t    B o n d    F u n d s

S TAT E M E N T S    O F    A S S E T S    A N D    L I A B I L I T I E S    ( 0 0 0 )

M a y    3 1 ,    2 0 1 3

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
ASSETS
Investments in non-affiliates at value	$25,991	$140,662

Total Investments at value(1)	25,991	140,662

Cash	214	3,818
Receivable for shares of beneficial interest issued	–	83
Interest receivable	313	1,960
Prepaid expenses	6	12
Other assets	2	10

Total Assets	26,526	146,545

LIABILITIES
Payable for shares of beneficial interest redeemed	–	95
Dividends payable
Class I	50	160
Class A	1	–
Investment advisory fees payable	9	43
12b-1 fees payable
Class C	1	–
Shareholder servicing fees payable
Class A	1	–
Administration fees payable	2	7
Custodian fees payable	–	1
Transfer agent fees payable	1	2
Trustees’ deferred compensation payable	2	10
Trustees’ fees payable	1	3
Other liabilities	5	15

Total Liabilities	73	336

TOTAL NET ASSETS	$26,453	$146,209

Investments in non-affiliates at cost	$24,442	$137,704

(1) Total Investments at cost	$24,442	$137,704

See Notes to Financial Statements.

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$24,863	$143,091
Undistributed (Distributions in Excess of) Net Investment Income	(47)	(20)
Accumulated Net Realized Gain (Loss) on Investments	88	180
Net Unrealized Appreciation/Depreciation on Investments	1,549	2,958

Total Net Assets	$26,453	$146,209

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$22,931,676	$145,668,090

Class I shares outstanding	2,205,801	13,845,617

Net Asset Value, Offering and Redemption Price Per Share	$10.40	$10.52

Net assets applicable to Class A	$2,731,790	$540,455

Class A shares outstanding	262,216	51,341

Net Asset Value and Redemption Price Per Share	$10.42	$10.53

Maximum Offering Price Per Share(2)	$10.74	$10.86

Maximum Sales Charge Per Share	3.00%	3.00%

Net assets applicable to Class C	$789,992	$11

Class C shares outstanding	75,891	1

Net Asset Value and Offering Price Per Share(3)	$10.41	$10.90

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

(3)	Class C Shares are sold with a contingent deferred sales charge.

See Notes to Financial Statements.

P N C    F i x e d    I n c o m e    F u n d s

S T A T E M E N T S    O F    O P E R AT I O N S    ( 0 0 0 )

F o r    t h e    Ye a r    E n d e d    M a y 3 1 ,    2 0 1 3

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
Investment Income:
Interest from unaffiliated investments	$4,758	$3,388	$802	$8,353
Dividends from unaffiliated investments	–	–	–	1
Income from affiliated funds(1)	3	1	–	3
Security lending income from non-affiliated investments(2)	2	–	1	–

Total Investment Income	4,763	3,389	803	8,357

Expenses:
Investment advisory fees	867	433	64	1,594
Administration fees	102	59	12	209
12b-1 fees:
Class A	1	3	–	2
Class C	2	27	–	10
Shareholder servicing fees:
Class A	11	26	1	15
Class C	1	9	–	3
Transfer agent fees	40	43	3	71
Custodian fees	8	15	2	14
Professional fees	44	31	15	84
Pricing service fees	22	48	9	27
Printing and shareholder reports	13	22	5	26
Registration and filing fees	43	44	27	47
Trustees’ fees	13	8	1	29
Miscellaneous	11	12	1	23

Total Expenses	1,178	780	140	2,154

Less:
Waiver of investment advisory fees(1)	–	–	(43)	–

Net Expenses	1,178	780	97	2,154

Net Investment Income (Loss)	3,585	2,609	706	6,203

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	3,082	999	43	10,504
Net change in unrealized appreciation/ depreciation on investments	(4,068)	(4,228)	713	(8,879)

Net Gain (Loss) on Investments	(986)	(3,229)	756	1,625

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,599	$(620)	$1,462	$7,828

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest from unaffiliated investments	$3,335	$8,039	$2,440
Dividends from unaffiliated investments	–	2	–
Income from affiliated funds(1)	4	5	6
Security lending income from non-affiliated investments(2)	–	3	–

Total Investment Income	3,339	8,049	2,446

Expenses:
Investment advisory fees	1,133	1,078	858
Administration fees	171	143	225
12b-1 fees:
Class A	1	2	1
Class C	15	6	–
Shareholder servicing fees:
Class A	11	14	11
Class C	5	2	–
Transfer agent fees	61	58	109
Custodian fees	11	14	13
Professional fees	70	59	91
Pricing service fees	16	46	10
Printing and shareholder reports	21	27	33
Registration and filing fees	49	47	56
Trustees’ fees	23	19	30
Miscellaneous	16	17	41

Total Expenses	1,603	1,532	1,478

Less:
Waiver of 12b-1 fees:
Class C	(4)	–	–

Net Expenses	1,599	1,532	1,478

Net Investment Income (loss)	1,740	6,517	968

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	1,064	6,849	493
Net change in unrealized appreciation/ depreciation on investments	(390)	(5,545)	147

Net Gain (Loss) on Investments	674	1,304	640

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,414	$7,821	$1,608

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C    T a x    E x e m p t    B o n d    F u n d s

S T A T E M E N T S    O F    O P E R AT I O N S    ( 0 0 0 )

F o r    t h e    Ye a r    E n d e d    M a y    3 1 ,    2 0 1 3

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
Investment Income:
Interest	$4,228	$2,314	$586	$3,088

Total Investment Income	4,228	2,314	586	3,088

Expenses:
Investment advisory fees	561	289	74	354
Administration fees	76	40	13	49
12b-1 fees:
Class A	1	–	1	2
Class C	4	–	1	5
Shareholder servicing fees:
Class A	9	2	15	18
Class C	1	–	–	2
Transfer agent fees	23	12	9	18
Custodian fees	5	3	2	4
Professional fees	38	25	14	27
Pricing service fees	12	9	5	9
Printing and shareholder reports	13	8	7	10
Registration and filing fees	44	11	13	14
Trustees’ fees	10	5	1	6
Miscellaneous	8	4	2	6

Total Expenses	805	408	157	524

Less:
Waiver of investment advisory fees(1)	(45)	(23)	–	–

Net Expenses	760	385	157	524

Net Investment Income (Loss)	3,468	1,929	429	2,564

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	2,213	580	126	779
Net change in unrealized appreciation/ depreciation on investments	(3,093)	(1,478)	(376)	(2,008)

Net Gain (Loss) on Investments	(880)	(898)	(250)	(1,229)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,588	$1,031	$179	$1,335

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

	Pennsylvania	Tax Exempt
	Intermediate	Limited
	Municipal	Maturity
	Bond Fund	Bond Fund
Investment Income:
Interest	$ 992	$ 3,130
Total Investment Income	992	3,130
Expenses:
Investment advisory fees	122	587
Administration fees	19	78
12b-1 fees:
Class A	1	–
Class C	7	–
Shareholder servicing fees:
Class A	8	1
Class C	2	–
Transfer agent fees	7	20
Custodian fees	2	5
Professional fees	17	37
Pricing service fees	5	16
Printing and shareholder reports	7	12
Registration and filing fees	13	33
Trustees’ fees	2	11
Miscellaneous	2	7
Total Expenses	214	807
Less:
Waiver of investment advisory fees(1)	–	(28)
Net Expenses	214	779
Net Investment Income (Loss)	778	2,351
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	207	328
Net change in unrealized appreciation/depreciation on investments	(591)	(1,617)
Net Gain (Loss) on Investments	(384)	(1,289)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 394	$ 1,062

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

P N C    F i x e d    I n c o m e    F u n d s

S T A T E M E N T S    O F    C H A N G E S    I N    N E T    A S S E T S    ( 0 0 0 )

			Government		High Yield
	Bond Fund		Mortgage Fund		Bond Fund
	For the Year Ended		For the Year Ended		For the Year Ended

	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2013	2012	2013	2012	2013	2012

Investment Activities:
Net investment income (loss)	$3,585	$5,546	$2,609	$3,920	$706	$516
Net realized gain (loss) on investments sold	3,082	4,576	999	2,159	43	129
Net change in unrealized appreciation/depreciation on investments	(4,068)	736	(4,228)	(1,371)	713	(239)
Net increase (decrease) in net assets resulting from operations	2,599	10,858	(620)	4,708	1,462	406
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(3,963)	(5,689)	(2,947)	(3,723)	(681)	(493)
Class A	(80)	(134)	(293)	(458)	(27)	(21)
Class C	(3)	(8)	(76)	(105)	–	–
Distributions from net realized gains:
Class I	(3,438)	–	–	–	(252)	(154)
Class A	(75)	–	–	–	(10)	(7)
Class C	(5)	–	–	–	–	–
Total dividends and distributions	(7,564)	(5,831)	(3,316)	(4,286)	(970)	(675)
Share Transactions:
Proceeds from shares issued:
Class I	37,292	36,939	44,249	25,555	7,343	2,170
Class A	330	78	2,483	1,323	84	191
Class C	68	64	598	954	–	–
Reinvestment of dividends and distributions:
Class I	4,172	2,439	1,079	1,320	753	597
Class A	112	95	202	324	23	23
Class C	8	7	23	34	–	–
Total proceeds from shares issued and reinvested	41,982	39,622	48,634	29,510	8,203	2,981
Value of shares redeemed:
Class I	(24,944)	(82,170)	(42,624)	(49,988)	(989)	(267)
Class A	(855)	(979)	(5,716)	(2,934)	(107)	(45)
Class C	(92)	(166)	(1,485)	(813)	–	–
Total value of shares redeemed	(25,891)	(83,315)	(49,825)	(53,735)	(1,096)	(312)
Increase (decrease) in net assets from share transactions	16,091	(43,693)	(1,191)	(24,225)	7,107	2,669
Contributions of capital by affiliate(1)	–	–	–	–	–	–
Total increase (decrease) in net assets	11,126	(38,666)	(5,127)	(23,803)	7,599	2,400
Net Assets:
Beginning of year	186,996	225,662	103,985	127,788	9,594	7,194
End of year*	$198,122	$186,996	$98,858	$103,985	$17,193	$9,594

*Including undistributed (distributions in excess of) net investment income	$(3)	$(5)	$(18)	$(25)	$(1)	$1

(1)	See Note 10 in Notes to Financial Statements.

See Notes to Financial Statements.

Intermediate		Limited		Total Return		Ultra Short
Bond Fund		Maturity Bond Fund		Advantage Fund		Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended

May 31,	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
2013	2012	2013	2012	2013	2012	2013	2012

$6,203	$8,983	$1,740	$3,488	$6,517	$9,058	$968	$972
10,504	5,981	1,064	1,761	6,849	3,372	493	430
(8,879)	1,353	(390)	(2,555)	(5,545)	2,867	147	(254)
7,828	16,317	2,414	2,694	7,821	15,297	1,608	1,148

(6,418)	(9,065)	(2,594)	(4,109)	(6,967)	(9,112)	(2,081)	(2,888)
(83)	(157)	(23)	(72)	(138)	(215)	(10)	(31)
(8)	(17)	–	(7)	(12)	(14)	–	–

(8,548)	(3,716)	–	–	–	–	–	–
(132)	(70)	–	–	–	–	–	–
(30)	(12)	–	–	–	–	–	–
(15,219)	(13,037)	(2,617)	(4,188)	(7,117)	(9,341)	(2,091)	(2,919)

44,563	84,275	100,014	94,055	45,026	68,166	287,009	372,548
163	241	174	447	336	771	256	1,379
690	61	63	212	412	207	–	–

9,448	6,941	1,595	2,324	1,667	2,639	856	1,171
187	196	19	60	102	158	8	24
15	18	–	6	3	5	–	–
55,066	91,732	101,865	97,104	47,546	71,946	288,129	375,122

(64,872)	(58,035)	(115,447)	(72,525)	(44,356)	(61,034)	(424,476)	(345,659)
(977)	(1,888)	(1,383)	(2,716)	(988)	(2,139)	(2,257)	(3,876)
(439)	(322)	(681)	(1,096)	(65)	(81)	–	–
(66,288)	(60,245)	(117,511)	(76,337)	(45,409)	(63,254)	(426,733)	(349,535)
(11,222)	31,487	(15,646)	20,767	2,137	8,692	(138,604)	25,587
–	–	–	7	–	3	–	–
(18,613)	34,767	(15,849)	19,280	2,841	14,651	(139,087)	23,816

404,463	369,696	344,737	325,457	269,941	255,290	547,531	523,715
$385,850	$404,463	$328,888	$344,737	$272,782	$269,941	$408,444	$547,531

$12	$10	$(72)	$(122)	$21	$20	$(2)	$(2)

See Notes to Financial Statements.

P N C    T a x    E x e m p t    B o n d    F u n d s

S T A T E M E N T S    O F    C H A N G E S    I N    N E T    A S S E T S    ( 0 0 0 )

	Intermediate Tax Exempt
	Bond Fund
	For the Year Ended

	May 31, 2013	May 31, 2012

Investment Activities:
Net investment income (loss)	$3,468	$3,552
Net realized gain (loss) on investments sold	2,213	1,006
Net change in unrealized appreciation/depreciation on investments	(3,093)	6,738
Net increase (decrease) in net assets resulting from operations	2,588	11,296
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(3,381)	(3,441)
Class A	(81)	(106)
Class C	(7)	(5)
Distributions from net realized gains:
Class I	(1,126)	(920)
Class A	(29)	(30)
Class C	(4)	(2)
Total dividends and distributions	(4,628)	(4,504)
Share Transactions:
Proceeds from shares issued:
Class I	16,759	19,674
Class A	39	249
Class C	305	289
Reinvestment of dividends and distributions:
Class I	238	227
Class A	58	74
Class C	5	3
Total proceeds from shares issued and reinvested	17,404	20,516
Value of shares redeemed:
Class I	(25,465)	(21,286)
Class A	(1,003)	(1,771)
Class C	(275)	(106)
Total value of shares redeemed	(26,743)	(23,163)
Increase (decrease) in net assets from share transactions	(9,339)	(2,647)
Total increase (decrease) in net assets	(11,379)	4,145
Net Assets:
Beginning of year	142,038	137,893
End of year*	$130,659	$142,038

*Including undistributed (distributions in excess of) net investment income	$146	$147

See Notes to Financial Statements.

Maryland Tax Exempt Bond Fund		Michigan Intermediate Municipal Bond Fund		Ohio Intermediate Tax Exempt Bond Fund		Pennsylvania Intermediate Municipal Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended

May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012	May 31, 2012	May 31, 2013	May 31, 2013	May 31, 2012

$1,929	$2,044	$429	$553	$2,564	$2,814	$778	$838
580	641	126	685	779	1,280	207	308
(1,478)	2,420	(376)	340	(2,008)	3,302	(591)	1,126
1,031	5,105	179	1,578	1,335	7,396	394	2,272

(1,909)	(2,024)	(298)	(379)	(2,357)	(2,549)	(690)	(737)
(19)	(20)	(132)	(173)	(194)	(248)	(72)	(82)
(1)	–	(1)	(1)	(13)	(17)	(16)	(19)

(525)	(648)	(134)	(478)	(954)	(1,532)	(254)	(404)
(6)	(7)	(67)	(227)	(88)	(156)	(29)	(52)
–	–	(1)	(3)	(8)	(16)	(9)	(16)
(2,460)	(2,699)	(633)	(1,261)	(3,614)	(4,518)	(1,070)	(1,310)

3,330	5,382	1,529	968	4,482	9,322	1,690	4,715
–	71	119	75	67	180	310	174
56	–	64	18	47	119	–	57

162	209	46	67	196	276	63	83
11	15	164	325	224	303	83	105
1	–	1	3	16	22	24	34
3,560	5,677	1,923	1,456	5,032	10,222	2,170	5,168

(8,783)	(6,029)	(1,942)	(3,539)	(9,400)	(15,316)	(6,166)	(3,810)
(150)	(6)	(612)	(1,832)	(1,380)	(2,792)	(684)	(349)
(3)	–	(33)	(4)	(116)	(482)	(250)	(102)
(8,936)	(6,035)	(2,587)	(5,375)	(10,896)	(18,590)	(7,100)	(4,261)
(5,376)	(358)	(664)	(3,919)	(5,864)	(8,368)	(4,930)	907
(6,805)	2,048	(1,118)	(3,602)	(8,143)	(5,490)	(5,606)	1,869

74,030	71,982	19,060	22,662	91,416	96,906	32,059	30,190
$67,225	$74,030	$17,942	$19,060	$83,273	$91,416	$26,453	$32,059

$(2)	$(3)	$19	$18	$(66)	$(66)	$(47)	$(47)

See Notes to Financial Statements.

P N C    T a x    E x e m p t    B o n d    F u n d s

S T A T E M E N T S    O F    C H A N G E S    I N    N E T    A S S E T S    ( 0 0 0 )

	Tax Exempt
	Limited Maturity
	Bond Fund
	For the Year Ended

	May 31, 2013	May 31, 2012

Investment Activities:
Net investment income (loss)	$ 2,351	$ 2,396
Net realized gain (loss) on investments sold	328	363
Net change in unrealized appreciation/depreciation on investments	(1,617)	2,041
Net increase (decrease) in net assets resulting from operations	1,062	4,800
Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(2,344)	(2,388)
Class A	(7)	(8)
Distributions from net realized gains:
Class I	(299)	–
Class A	(1)	–
Total dividends and distributions	(2,651)	(2,396)
Share Transactions:
Proceeds from shares issued:
Class I	54,678	39,542
Class A	26	2
Reinvestment of dividends:
Class I	391	158
Class A	8	8
Total proceeds from shares issued and reinvested	55,103	39,710
Value of shares redeemed:
Class I	(48,259)	(30,577)
Class A	(13)	(16)
Class C	(13)	(22)
Total value of shares redeemed	(48,285)	(30,615)
Increase (decrease) in net assets from share transactions	6,818	9,095
Total increase (decrease) in net assets	5,229	11,499
Net Assets:
Beginning of year	140,980	129,481
End of year*	$146,209	$140,980

*Including undistributed (distributions in excess of) net investment income	$ (20)	$ (20)

See Notes to Financial Statements.

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 3

1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. As of May 31, 2013, the Trust offered for sale shares of 35 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds, as defined below, Class I Shares are sold without a sales charge; Equity, Fixed Income and Tax Exempt Bond Funds’ Class A Shares are sold subject to a front-end sales charge; and Equity, Fixed Income and Tax Exempt Bond Funds’ Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

On February 1, 2010, the Trust Plan of Reorganization (“Reorganization”) of Allegiant Funds (“Acquiring Funds”) and PNC Funds, Inc. (“Acquired Funds”) was completed, including a change in the name of Allegiant Funds to PNC Funds.

Effective June 1, 2012, Class C Shares of the Multi-Factor Small Cap Core Fund were no longer available for purchase by investors.

Effective September 28, 2012, the Trust began offering Class I Shares of the Retirement Income Fund, Target 2020 Fund, Target 2030 Fund, Target 2040 Fund and Target 2050 Fund. Each of the Target Date Funds commenced operations on October 1, 2012.

The Trust currently offers five asset categories that consist of the following Funds:

Target Date Funds

PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund;

Equity Funds

PNC Balanced Allocation Fund, PNC International Equity Fund, PNC Large Cap Core Equity Fund, PNC Large Cap Growth Fund, PNC Large Cap Value Fund, PNC Mid Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC S&P 500 Index Fund and PNC Small Cap Fund;

Fixed Income Funds

PNC Bond Fund, PNC Government Mortgage Fund, PNC High Yield Bond Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund;

Tax Exempt Bond Funds

PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Michigan Intermediate Municipal Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund, PNC Pennsylvania Intermediate Municipal Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund; and

Money Market Funds

PNC Government Money Market Fund, PNC Money Market Fund, PNC Ohio Municipal Money Market Fund, PNC Pennsylvania Tax Exempt Money Market Fund, PNC Tax Exempt Money Market Fund and PNC Treasury Money Market Fund.

The financial statements presented herein are those of the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds (each referred to as a “Fund,” or collectively as the “Funds”). The financial statements of the Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

In determining market value for equity securities and exchange-traded funds (“ETFs”), the assets of the Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, or the exchange on which they are traded. Securities quoted on the NASDAQ® National Market System are valued at the official closing price. Other securities

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traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Equity securities and ETFs for which there were no transactions, and for which market quotations are not readily available, are typically valued at the mean between the most recent bid and asked prices. Assets of the Funds invested in debt securities are typically valued by an independent pricing service (“Service”) approved by the Board of Trustees of the Trust (the “Board”). When quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the quoted bid prices (as obtained by the Service from dealers in such securities). The Funds, under supervision of the Board, reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the value of those fixed income securities. Debt securities as well as other investments may be carried at fair value based on methods which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The Board has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service.

Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board. Short-term obligations with greater than 60 days to maturity when purchased are valued at mark-to-market until the 60th day before maturity; after which they are valued at amortized cost until maturity.

Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the closing values of such securities on their respective exchanges. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate at the close of market on the day of valuation. Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Investments in underlying PNC Funds or in any other mutual funds are valued at their respective net asset values as determined by those funds each business day.

Forward currency contracts are valued based upon closing foreign exchange rates from each respective foreign market.

Futures contracts are valued at the daily quoted settlement prices.

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Fair valuation most commonly occurs with foreign securities. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the NYSE, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by the Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the incidence of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels. Assets and liabilities reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Equity securities and ETFs for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end mutual funds which are valued at their closing NAV.

Futures contracts which are valued at their daily closing price on the primary exchange on which they are traded.

•	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; certain non-exchange traded derivatives such as swaps, forwards, or over-the-counter traded options based on pricing models using inputs observed on actively quoted markets; or, observable correlated market inputs.

Equity Securities and Investment Trusts – certain foreign equity securities that are fair value adjusted through an independent pricing service, which considers statistically relevant trading pattern correlations in relation to the intraday trading in the U.S. securities markets, such as the movement of certain indexes, American Depositary Receipts, futures or exchange-traded funds.

Fixed Income Securities – independent pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs (“standard inputs”) such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, multiple indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; or, repurchase agreements.

•	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments or, the significant use of unobservable inputs or stale inputs.

Each Fund recognizes transfers into and out of levels at the end of the reporting period. Certain foreign equity securities are fair value adjusted through the Service which considers statistically relevant trading patterns. Such securities may periodically move between input valuation Level 1 and input valuation Level 2 based on whether or not they meet fair value adjustment trigger requirements. Securities that meet the fair value adjustment trigger requirements are considered input valuation Level 2 securities.

Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures, forwards and swaps, which are reflected in net assets at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2013 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the respective Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses that are common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses that are common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

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Dividends and Distributions to Shareholders

With respect to the Fixed Income and Tax Exempt Bond Funds, dividends from net investment income are declared daily and paid monthly. Dividends from net investment income, if any, for Retirement Income, Balanced Allocation, Large Cap Core Equity, Large Cap Value and S&P 500 Index Funds are declared and paid quarterly. Dividends from net investment income, if any, for Target 2020, Target 2030, Target 2040, Target 2050, International Equity, Large Cap Growth, Mid Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Exchange-Traded Funds

Certain Funds may invest in ETFs. The ETFs in which the Funds invest generally seek investment results that correspond generally to the performance, before fees and expenses, of an underlying index. As a result, adverse performance of a particular security in an ETF’s underlying portfolio will ordinarily not result in the elimination of the security from the ETF’s portfolio. Each ETF offers and issues shares at their net asset value per share only to certain institutional investors in aggregations of a specified number of shares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. ETFs are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges.

ETFs are subject to additional risks due to their shares being listed and traded on securities exchanges. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand as well as changes in market value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value.

There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

Inflation-Indexed Securities

Certain Funds may invest in inflation-protected securities either directly or through pooled investment vehicles such as ETFs or mutual funds. Inflation-protected securities, unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price

Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity. The Target Date Funds will primarily utilize pooled investment vehicles that hold Inflation-Indexed Securities in order to maintain exposure to TIPS.

Derivative Financial Instruments

Commodity-Linked Instruments

Certain Funds may invest in commodities indirectly through pooled investment vehicles such as ETFs or mutual funds that hold commodities, commodities-based derivatives or financial instruments where the reference asset is a commodity or commodity index. A Fund’s investments in commodities or commodity-linked instruments may expose such Fund to greater volatility than investments in traditional securities. The prices of commodities can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries, potentially causing the value of a Fund’s securities to be more volatile or to decline in value significantly. In addition, political, economic and other conditions in a limited number of commodity-producing countries may have a direct effect on the market value of commodities and the companies that engage in related businesses. Pooled investment vehicles may use commodities-based derivatives that are leveraged and therefore may magnify or otherwise increase investment losses to a Fund. The Target Date Funds will primarily utilize pooled investment vehicles that hold commodity-linked instruments in order to maintain exposure to the commodities sector for diversification purposes.

Foreign Equity Certificates

Certain Funds may invest in foreign equity certificates (“certificates”) which are sometimes also called equity-linked certificates or participation notes and may be issued in various forms such as low exercise price warrants. When doing so, the Fund purchases the certificates from an issuer, who in turn typically holds shares of the underlying stock (“equity security”) in the local market and issues a call note for the underlying equity security. If the Fund exercises its call and closes its position, the shares are sold and the note is redeemed with the proceeds. Each note represents one share of the underlying equity security; therefore, the price, performance and liquidity of the note are all directly linked to the underlying equity security. The notes can be redeemed for the full value of the underlying equity security, less transactional and other costs. Such certificates are typically utilized as a cost-effective means of direct investment into certain markets. In addition to the market risk related to the underlying equity security, the Fund bears additional counterparty risk to the issuer or guarantor of the unsecured notes.

Forward Currency Contracts

Certain Funds may enter into forward currency contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. Such contracts, which are designed to protect the value of the Fund’s investment securities against an adverse movement in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to an adverse movement in the value of a hedged currency, at the same time they tend to limit the potential gain that might be realized should the value of such foreign currency unexpectedly move opposite to the hedge. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The unrealized gain or loss on open forward currency contracts at May 31, 2013 is included in the respective Fund’s Schedule of Investments.

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates and currency values. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract and is included in the respective Fund’s Statement of Assets and Liabilities. The daily change in the contract is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The unrealized gain or loss on open futures contracts at May 31, 2013 is included in the respective Fund’s Schedule of Investments. The change in the unrealized gain or loss on open futures contracts and the gain or loss recognized upon the close of futures contracts for the fiscal year ended May 31, 2013 are included in the respective Fund’s Statement of Operations.

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There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in a Fund’s Schedule of Investments to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Certain Funds, particularly the International Equity and Balanced Allocation Funds, may also use futures to gain cost efficient diversified exposure to a specific country or region.

Equity Index futures are primarily used by the Equity Funds to maintain market exposure for short-term liquidity within a respective Fund. To accomplish such a strategy, a Fund may purchase an Equity Index future to maintain market exposure in lieu of purchasing individual securities for portions of the Fund that are being held for short-term liquidity or other reasons. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Details of futures contracts open as of May 31, 2013 are included in the respective Fund’s Schedule of Investments.

Derivative Holdings Categorized by Risk Exposure

The following is information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position and results of operations.

Location on the Statement of Assets and Liabilities
Derivative Type	Asset Derivative Value	Liability Derivative Value
Equity contracts	Variation margin receivable from broker for open futures contracts*	Variation margin payable to broker for open futures contracts*
Foreign exchange contracts	Net unrealized appreciation on forward currency contracts	Net unrealized depreciation on forward currency contracts

*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation/depreciation for open futures contracts. The balance presented below is the cumulative change in unrealized appreciation/depreciation from the date the contract was opened until May 31, 2013 and is included in the Net Assets of the Fund.

	Equity Contracts (000)	Foreign Exchange Contracts (000)	Total Value at 05/31/13 (000)
Asset Derivative Value
Balanced Allocation Fund
Forward Currency Contract	$–	$14	$14
Futures Contracts	19	–	19
	$19	$14	$33
International Equity Fund
Forward Currency Contract	$–	$479	$479
Futures Contracts	815	–	815
	$815	$479	$1,294
Large Cap Growth Fund
Futures Contracts	$10	$–	$10
S&P 500 Index Fund
Futures Contracts	$63	$–	$63
Small Cap Fund
Futures Contracts	$48	$–	$48

Location on the Statement of Operations
Derivative Type
Equity contracts	Net realized gain (loss) on futures
Net change in unrealized appreciation/depreciation on futures
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions
Net change in unrealized appreciation/depreciation on foreign currency translation

	Equity Contracts (000)	Foreign Exchange Contracts (000)	Total Value at 05/31/13 (000)
Realized Gain (Loss) on Derivatives Recognized in Income
Balanced Allocation Fund
Futures Contracts	$37	$–	$37
Forward Currency Contract	–	–	–
	$37	$–	$37
International Equity Fund
Futures Contracts	$1,315	$–	$1,315
Forward Currency Contract	–	–	–
	$1,315	$–	$1,315
Large Cap Growth Fund
Futures Contracts	$129	$–	$129
S&P 500 Index Fund
Futures Contracts	$155	$–	$155
Small Cap Fund
Futures Contracts	$180	$–	$180
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Balanced Allocation Fund
Futures Contracts	$62	$–	$62
Forward Currency Contracts	–	14	14
	$62	$14	$76
International Equity Fund
Futures Contracts	$1,761	$–	$1,761
Forward Currency Contracts	–	479	479
	$1,761	$479	2,240
Large Cap Growth Fund
Futures Contracts	$38	$–	$38
S&P 500 Index Fund
Futures Contracts	$85	$–	$85
Small Cap Fund
Futures Contracts	$93	$–	$93

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During the fiscal year ended May 31, 2013, the futures and forwards transactions executed by the Equity Funds are shown in the following table.

	Notional Cost of Contracts May 31, 2012 (000)	Notional Cost of Contracts Opened (000)	Notional Cost of Contracts Closed (000)	Notional Cost of Contracts May 31, 2013 (000)
Balanced Allocation Fund
Futures Contracts	$ 352	$959	$(1,185)	$126
Forward Currency Contracts	–	464	–	464
International Equity Fund
Futures Contracts	8,054	41,615	(41,526)	8,143
Forward Currency Contracts	–	15,588	–	15,588
Large Cap Growth Fund
Futures Contracts	683	10,267	(10,064)	886
S&P 500 Index Fund
Futures Contracts	480	5,625	(4,947)	1,158
Small Cap Fundl
Futures Contracts	731	5,454	(5,153)	1,032

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees

Fees paid by PNC Funds pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate of each Fund’s average daily net assets.

Target Date Funds

The Adviser and the Target Date Funds have entered into an investment advisory agreement pursuant to which each Fund will pay the Adviser a fee equal to the annual rate of 0.40% of that Fund’s average daily net assets that are not invested in (1) other registered investment companies, (2) pooled investment vehicles that charge a fee for advisory services, and (3) exchange-traded notes the contractual returns of which are calculated by reference to the performance of a broad-based securities market index (collectively referred to as “Investment Companies”). The Adviser has contractually agreed to waive its management fee and reimburse or pay certain operating expenses for each Fund to the extent the Fund’s other expenses exceed 0.10% on an annualized basis, excluding certain expenses such as extraordinary expenses, administrative fees payable to the Adviser, taxes, portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense, dividend expenses related to short sales and the operating expenses of each Fund’s underlying investments). This expense limitation agreement continues through September 27, 2013, at which time the Fund’s Adviser will determine whether to renew, revise or discontinue it.

The following table lists the contractual advisory fees that were in effect during the period ended May 31, 2013 for the Target Date Funds.

	Advisory Fee on Net Assets Annual Rate*	Expense Reimbursement**
Retirement Income Fund	0.00%	12.44%
Target 2020 Fund	0.00%	12.36%
Target 2030 Fund	0.00%	12.21%
Target 2040 Fund	0.00%	12.23%
Target 2050 Fund	0.00%	11.89%
* During the period from the commencement of operations on October 1, 2012 to May 31, 2013, the Target Date Funds were solely invested in Investment Companies.

**     These expense reimbursements, which are presented on an annualized basis in the above table, are the result of the contractual expense limitation agreement which will remain in effect through September 27, 2013.

Equity Funds

The following tables list the contractual advisory fees that were in effect during the fiscal year ended May 31, 2013 for the Equity Funds.

	Advisory Fee on Net Assets
	Annual Rate			Fee Waiver
Balanced Allocation Fund	0.75%			0.19%*
International Equity Fund	1.00%			N/A
Mid Cap Value Fund	0.75%			0.16%**
	First $1 Billion	Next $500 Million	$1.5 Billion and Over	Fee Waiver*
Large Cap Core Equity Fund	0.75%	0.70%	0.65%	0.24%
Large Cap Growth Fund	0.75%	0.70%	0.65%	0.14%
Large Cap Value Fund	0.75%	0.70%	0.65%	N/A
	First $50 Million	Next $100 Million	$150 Million and Over	Fee Waiver
S&P 500 Index Fund	0.15%	0.10%	0.075%	N/A

	First $500 Million	Next $500 Million	$1 Billion and Over	Fee Waiver*
Multi-Factor Small Cap Core Fund	1.00%	0.95%	0.90%	0.52%
Multi-Factor Small Cap Growth Fund	1.00%	0.95%	0.90%	0.94%
Multi-Factor Small Cap Value Fund	1.00%	0.95%	0.90%	0.52%
Small Cap Fund***	1.00%	0.95%	0.90%	0.10%

*	These waivers, which are presented on an annualized basis in the above table, are the result of the contractual expense limitation agreement which will remain in effect through September 27, 2013.
**

Effective October 8, 2012, the Adviser agreed to voluntarily waive its investment advisory fees and/or reimburse expenses (or cause its affiliates to waive their fees and/or reimburse expenses) to the extent necessary so that the “total annual fund operating expense” for each class, as applicable, does not exceed 1.25%, 1.53% and 2.25% for Class I, Class A and Class C Shares, respectively.

***	The expense limitation agreement for the Small Cap Fund continues from March 1, 2013 through February 28, 2014, at which time the Adviser will determine whether to renew, revise or discontinue it.

Polaris Capital Management, LLC (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of the International Equity Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of the assets managed between $125 million and $200 million and 0.50% of assets managed in excess of $200 million. GE Asset Management, Inc. (“GEAM”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of the International Equity Fund. For its services, GEAM is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to GEAM as follows: 0.55% of the first $50 million of assets managed, 0.50% of assets managed between $50 million and $100 million, 0.45% of assets managed between $100 million and $150 million and 0.40% of assets managed in excess of $150 million. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements may be voluntary or contractual. Voluntary waivers may be changed or discontinued at any time. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A and Class C Shares of certain Funds do not exceed the percentage of average daily net assets as set forth below:

	Total Annual Fund Operating Expenses after Fee Waivers
	Class I	Class A	Class C
Balanced Allocation Fund	1.00%	1.29%	2.00%
Large Cap Core Equity Fund	0.94%	1.22%	1.94%
Large Cap Growth Fund	0.98%	1.28%	1.98%
Multi-Factor Small Cap Core Fund	0.95%	1.23%	N/A
Multi-Factor Small Cap Growth Fund	0.95%	1.23%	1.95%
Multi-Factor Small Cap Value Fund	1.25%	1.54%	2.25%

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	Total Annual Fund Operating Expenses after Fee Waivers
	Class I	Class A	Class C
Small Cap Fund	0.99%	1.29%	1.99%

The expense limitation agreement for the Funds listed in the table above, excluding the Small Cap Fund, continues from September 28, 2012 through September 27, 2013, at which time the Adviser will determine whether to renew, revise or discontinue it.

Fixed Income and Tax Exempt Bond Funds

The following tables list the contractual advisory fees that were in effect during the fiscal year ended May 31, 2013 for the Fixed Income and Tax Exempt Bond Funds.

		Advisory Fee on Net Assets
	Annual Rate		Fee Waiver*

Bond Fund	0.45%		N/A

Government Mortgage Fund	0.40%		N/A

High Yield Bond Fund	0.50%		0.34%

Intermediate Bond Fund	0.40%		N/A

Limited Maturity Bond Fund	0.35%		N/A

Total Return Advantage Fund	0.40%		N/A

Ultra Short Bond Fund	0.20%		N/A

Intermediate Tax Exempt Bond Fund	0.40%		0.03%

Maryland Tax Exempt Bond Fund	0.40%		0.03%

Michigan Intermediate Municipal Bond Fund	0.40%		N/A

Ohio Intermediate Tax Exempt Bond Fund	0.40%		N/A

Pennsylvania Intermediate Municipal Bond Fund	0.40%		N/A

Tax Exempt Limited Maturity Bond Fund	0.40%		0.02%
*	These waivers, which are presented on an annualized basis in the above table, are the result of the contractual expense limitation agreement which will remain in effect through September 27, 2013.

The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements are voluntary and may be changed or discontinued at any time. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A and Class C Shares of certain Funds do not exceed the percentage of average daily net assets as set forth on the following table:

	Total Annual Fund Operating Expenses after Fee Waivers
	Class I	Class A	Class C

High Yield Bond Fund	0.75%	1.01%	N/A

Intermediate Tax Exempt Bond Fund	0.53%	0.81%	1.53%

Maryland Tax Exempt Bond Fund	0.53%	0.81%	1.53%

Tax Exempt Limited Maturity Bond Fund	0.53%	0.81%	1.53%

The expense limitation agreement for the Funds listed in the table above continues from September 28, 2012 through September 27, 2013, at which time the Adviser will determine whether to renew, revise or discontinue it.

Expense Recoupment

Each Fund may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to the expense limitation agreements, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Class’ total annual operating expenses to exceed the amounts set forth in the tables above and provided further that no additional payments by the Fund will be made with respect to amounts paid, waived or reimbursed by the Adviser more than three years after the date the Fund accrues a liability or recognizes a contingent liability with respect to such amounts that are paid, waived or reimbursed by the Adviser.

The following amounts are available for possible recoupment by the Adviser through the expiration dates shown:

	Recoupment Available
	(000)
	2014	2015	2016	Total
Retirement Income Fund	$–	$–	$84	$84
Target 2020 Fund	–	–	84	84
Target 2030 Fund	–	–	85	85
Target 2040 Fund	–	–	85	85
Target 2050 Fund	–	–	86	86
Balanced Allocation Fund	45	82	111	238
Large Cap Core Equity Fund	45	59	61	165
Large Cap Growth Fund	62	83	95	240
Mid Cap Value Fund	–	–	39	39
Multi-Factor Small Cap Core Fund	56	71	95	222
Multi-Factor Small Cap Growth Fund	188	244	254	686
Multi-Factor Small Cap Value Fund	97	109	117	323
Small Cap Fund	–	–	175	175
High Yield Bond Fund	31	34	43	108
Intermediate Tax Exempt Bond Fund	37	24	45	106
Maryland Tax Exempt Bond Fund	16	12	23	51
Tax Exempt Limited Maturity Bond Fund	27	10	28	65

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares of the Equity, Fixed Income and Tax Exempt Bond Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

Trustees’ Fees

Effective January 1, 2013, each Trustee receives an annual fee of $76,000 plus $7,250 for each Board meeting attended in person, and such amount, up to a maximum of $3,250, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. Prior to January 1, 2013, each Trustee received an annual fee of $70,000 plus $6,750 for each Board meeting attended in person, and such amount, up to a maximum of $3,000, as may have been determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board received an additional fee of $25,000 per year and the Chairman of the Audit Committee received an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, PNC Funds Distributor, LLC (the “Underwriter”), or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or PNC Advantage Funds (“Advantage”), another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and Advantage based on their average daily net assets.

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M a y  31,  2013

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), which is an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds (excluding the Target Date Funds). For their services as Co-Administrators during the fiscal year ended May 31, 2013, approximately 0.0217% was allocated to BNY Mellon and 0.0283% was allocated to the Adviser in aggregate. BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

For the Target Date Funds, the Adviser received fees at an annual rate of 0.01% based on the average daily net assets of the Funds. BNY Mellon receives a base fee in addition to other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Affiliated Investments

The Target Date Funds seek to achieve their investment objectives by investing in a portfolio of securities and other instruments, which may exclusively, primarily or otherwise include PNC Funds (the “underlying Funds”). The Target Date Funds do not invest in the underlying Funds for the purpose of exercising management or control; however, investments made by each Target Date Fund within each of its principal investment strategies may represent a significant portion of an underlying Fund’s net assets. At May 31, 2013, the investments of any of the Target Date Funds did not represent a significant portion of the net assets of any of the underlying Funds.

The common stock of PNC Group and the common stock of BlackRock, Inc., affiliates of the Adviser to the Trust, are included in the S&P 500® Index. Like the other stocks in the S&P 500® Index, the S&P 500 Index Fund will invest in the common stocks of PNC Group and BlackRock, Inc. in approximately the same proportions as the percentages those common stocks represent in the S&P 500® Index. iShares securities are considered affiliated investments through their affiliation with BlackRock, Inc. Dividends received from such investments are reported as “Dividends from affiliated investments” in the Statements of Operations. Gains and/or losses from the sale of affiliated investments are reported as “Net realized gain (loss) on affiliated investments sold” on the Statements of Operations.

The total value at May 31, 2012 and May 31, 2013, and the purchases, sales proceeds, dividends and realized gain (loss) on affiliated holdings for the fiscal year ended May 31, 2013 are shown in the following table.

	Value of Affiliated Investments at 05/31/12 (000)	Value of Affiliated Investments at 05/31/13 (000)	Purchases (000)	Sales Proceeds (000)	Dividends from Affiliated Investments (000)		Capital Gain Distributions Received (000)
Retirement Income Fund
iShares Dow Jones Select Dividend Index Fund	$–	$22	$20	$–	$–	*	$–
iShares MSCI EAFE Small Cap Index Fund	–	2	2	–	–	*	–
PNC International Equity Fund	–	52	45	–	–	*	–
PNC Large Cap Core Equity Fund	–	163	151	–	1		–
PNC Small Cap Fund	–	38	30	–	–		–
PNC Bond Fund	–	222	230	–	3		4
PNC High Yield Bond Fund	–	24	24	–	1		–	*
PNC Limited Maturity Bond Fund	–	223	224	–	1		–
	$–	$746	$726	$–	$6		$4
Target 2020 Fund
iShares Dow Jones Select Dividend Index Fund	$–	$25	$22	$–	$–	*	$–
iShares MSCI EAFE Small Cap Index Fund	–	4	4	–	–	*	–
PNC International Equity Fund	–	105	91	–	1		–
PNC Large Cap Core Equity Fund	–	240	222	–	2		–
PNC Small Cap Fund	–	55	44	–	–		–
PNC Bond Fund	–	229	237	–	3		4
PNC High Yield Bond Fund	–	35	34	–	1		1
PNC Limited Maturity Bond Fund	–	77	77	–	–	*	–
	$–	$770	$731	$–	$7		$5

	Value of Affiliated Investments at 05/31/12 (000)	Value of Affiliated Investments at 05/31/13 (000)	Purchases (000)	Sales Proceeds (000)		Dividends from Affiliated Investments (000)		Capital Gain Distributions Received (000)
Target 2030 Fund
iShares Dow Jones Select Dividend Index Fund	$–	$31	$29	$–		$–	*	$–
iShares MSCI EAFE Small Cap Index Fund	–	14	12	–		–	*	–
PNC International Equity Fund	–	153	132	–		1		–
PNC Large Cap Core Equity Fund	–	385	361	–		3		–
PNC Small Cap Fund	–	82	66	1		–		–	*
PNC Bond Fund	–	202	208	–		2		3
PNC High Yield Bond Fund	–	33	32	–		1		–
	$–	$900	$840	$1		$7		$3
Target 2040 Fund
iShares Dow Jones Select Dividend Index Fund	$–	$35	$31	$–		$1		$–
iShares MSCI EAFE Small Cap Index Fund	–	15	13	–		–		–
PNC International Equity Fund	–	180	155	–		1		–
PNC Large Cap Core Equity Fund	–	412	382	–		3		–
PNC Small Cap Fund	–	99	79	–		–		–
PNC Bond Fund	–	75	77	–		1		2
PNC High Yield Bond Fund	–	13	13	–		–	*	–	*
	$–	$829	$750	$–		$6		$2
Target 2050 Fund
iShares Dow Jones Select Dividend Index Fund	$–	$40	$35	$–		$1		$–
iShares MSCI EAFE Small Cap Index Fund	–	17	15	–		–	*	–
PNC International Equity Fund	–	194	167	–		2		–
PNC Large Cap Core Equity Fund	–	465	428	–		3		–
PNC Small Cap Fund	–	109	86	–		–		–
PNC Bond Fund	–	52	54	–		1		1
PNC High Yield Bond Fund	–	9	9	–	*	–	*	–	*
	$–	$886	$794	$–		$7		$1
* Amount represents less than $500.

	Value of Affiliated Investments at 05/31/12 (000)	Value of Affiliated Investments at 05/31/13 (000)	Purchases (000)	Sales Proceeds (000)	Dividends from Affiliated Investments (000)	Realized Gain (Loss) on Affiliated Investments Sold (000)
Balanced Allocation Fund
iShares MSCI EAFE Value Index	$2,126	$4,172	$1,458	$ 202	$108	$ 40
iShares MSCI Emerging Markets Index Fund	1,569	2,349	647	–	32	–
iShares STOXX Europe 600 Banks DE	–	46	46	–	–	–
	$3,695	$6,567	$2,151	$ 202	$140	$ 40
International Equity Fund
iShares MSCI EAFE Index Fund	122	398	4,677	4,623	20	213
iShares STOXX Europe 600 Banks DE	–	1,561	1,554	–	–	–
	$ 122	$1,959	$6,231	$4,623	$ 20	$213
Large Cap Value Fund
iShares Russell 1000 Value Fund	$ –	$ 127	$ 208	$85	$ –	$ 2
Multi-Factor Small Cap Core Fund
iShares Russell 2000 Index Fund	$ 214	$ 352	$ 813	$ 720	$ 4	$ 53
Multi-Factor Small Cap Growth Fund
iShares Russell 2000 Index Fund	$ 81	$ 171	$ 794	$ 721	$ 1	$ 10
Multi-Factor Small Cap Value Fund
iShares Russell 2000 Index Fund	$ –	$ –	$ 296	$ 311	$ 1	$ 15

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	Value of Affiliated Investments at 05/31/12 (000)	Value of Affiliated Investments at 05/31/13 (000)	Purchases (000)	Sales Proceeds (000)	Dividends from Affiliated Investments (000)	Realized Gain (Loss) on Affiliated Investments Sold (000)
S&P 500 Index Fund
BlackRock	$154	$298	$51	$24	$ 7	–	*
PNC Financial Services Group	289	316	15	33	7	1
	$443	$614	$66	$57	$14	$1

* Amount represents less than $500.

Affiliated Money Market Funds

Pursuant to SEC rules, the PNC Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 9) to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds. As applicable, the Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliated funds” in the Statements of Operations.

The total net purchases and sales of affiliated holdings for the fiscal year ended May 31, 2013 are shown in the following table.

	PNC Advantage Institutional Money Market Fund (000)	PNC Ohio Municipal Money Market Fund (000)	PNC Pennsylvania Tax Exempt Money Market Fund (000)	PNC Tax Exempt Money Market Fund (000)

Retirement Income Fund	$113	$–	$–	$–

Target 2020 Fund	63	–	–	–

Target 2030 Fund	51	–	–	–

Target 2040 Fund	44	–	–	–

Target 2050 Fund	52	–	–	–

Balanced Allocation Fund	1,765	–	–	–

International Equity Fund	(9,556)	–	–	–

Large Cap Core Equity Fund	438	–	–	–

Large Cap Growth Fund	823	–	–	–

Large Cap Value Fund	(3,394)	–	–	–

Mid Cap Value Fund	(451)	–	–	–

Multi-Factor Small Cap Core Fund	1,295	–	–	–

Multi-Factor Small Cap Growth Fund	541	–	–	–

Multi-Factor Small Cap Value Fund	(2,201)	–	–	–

S&P 500 Index Fund	1,173	–	–	–

Small Cap Fund	17,273	–	–	–

Bond Fund	(8,209)	–	–	–

Government Mortgage Fund	(3,329)	–	–	–

High Yield Bond Fund	376	–	–	–

Intermediate Bond Fund	(10,727)	–	–	–

Limited Maturity Bond Fund	(2,807)	–	–	–

Total Return Advantage Fund	1,886	–	–	–

Ultra Short Bond Fund	(13,127)	–	–	–

Intermediate Tax Exempt Bond Fund	–	–	–	(1,441)

Ohio Intermediate Tax Exempt Bond Fund	–	(288)	–	–

Pennsylvania Intermediate Municipal Bond Fund	–	–	(3,267)	–

Tax Exempt Limited Maturity Bond Fund	–	–	–	(2,280)

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

Details of affiliated holdings at May 31, 2013 are included in the respective Fund’s Schedule of Investments.

4. Custodian, Distribution/12b-1 Fees and Transfer Agent Fees

Custodian Fees

The Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. The Bank of New York Mellon also serves as Custodian for Advantage. The Custodian fees for the Trust (excluding the Target Date Funds) and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage and 0.001% of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage in excess of $10 billion. The Custodian fees are allocated to the Trust (excluding the Target Date Funds) and Advantage based on each Fund’s relative average daily net assets. The Bank of New York Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

For the Target Date Funds, the Bank of New York Mellon receives a base fee in addition to other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

Distribution/12b-1 Fees

For its services to the Trust, the Underwriter, a wholly owned subsidiary of Foreside Financial Group, LLC, receives an annual fee payable directly by the Adviser.

The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1”). Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a contractual commitment whereby actual distribution fees for Class A Shares will be no more than the Distribution (12b-1) fees stated in the table below for Class A Shares of each Fund. This commitment continues through September 27, 2013, at which time the Board will consider whether to renew, revise or discontinue it.

The Trust also has adopted a distribution plan for Class C Shares of the Funds in accordance with Rule 12b-1. Pursuant to the Class C Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares.

For the fiscal year ended May 31, 2013, the 12b-1 fee accrual rates were as shown in the following table:

	Annual Rate
	Class A	Class C
Balanced Allocation Fund	0.040%	0.750%
International Equity Fund	0.050%	0.750%
Large Cap Core Equity Fund	0.030%	0.750%
Large Cap Growth Fund	0.050%	0.750%
Large Cap Value Fund	0.050%	0.750%
Mid Cap Value Fund	0.030%*	0.750%
Multi-Factor Small Cap Core Fund	0.030%	0.750%
Multi-Factor Small Cap Growth Fund	0.030%	0.750%
Multi-Factor Small Cap Value Fund	0.040%	0.750%
S&P 500 Index Fund	0.005%	0.750%
Small Cap Fund	0.050%	0.750%
Bond Fund	0.030%	0.750%
Government Mortgage Fund	0.030%	0.750%
High Yield Bond Fund	0.010%	N/A
Intermediate Bond Fund	0.030%	0.750%
Limited Maturity Bond Fund	0.030%	0.750%
Total Return Advantage Fund	0.030%	0.750%
Ultra Short Bond Fund	0.030%	N/A
Intermediate Tax Exempt Bond Fund	0.030%	0.750%

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	Annual Rate
	Class A	Class C
Maryland Tax Exempt Bond Fund	0.030%	0.750%
Michigan Intermediate Municipal Bond Fund	0.020%	0.750%
Ohio Intermediate Tax Exempt Bond Fund	0.030%	0.750%
Pennsylvania Intermediate Municipal Bond Fund	0.020%	0.750%
Tax Exempt Limited Maturity Bond Fund	0.030%	0.750%

*The Underwriter voluntarily agreed to reduce 12b-1 fees to 0.030% for the Class A Shares of the Mid Cap Value Fund for the period October 8, 2012 to May 31, 2013. Prior to the voluntary reduction, the Board approved a 12b-1 fee for the Class A Shares of the Mid Cap Value Fund of up to 0.050%.

During the year ended May 31, 2012, a portion of the Balanced Allocation, International Equity, Large Cap Core Equity, Large Cap Growth, Large Cap Value, Mid Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value, Small Cap, Bond, Government Mortgage, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, Ultra Short Bond, Intermediate Tax Exempt Bond, Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond, Pennsylvania Intermediate Municipal Bond, and Tax Exempt Limited Maturity Bond Funds’ Class A Shares distribution plan payable balances as of May 31, 2011 in excess of actual expenses incurred by the Underwriter were reversed.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

5. Investments

During the fiscal year ended May 31, 2013, the cost of purchases and proceeds from sales of investments, maturities and pay downs, other than short-term investments, were:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales, Maturities and Paydowns of Long-Term U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
	(000)	(000)	(000)	(000)
Retirement Income Fund	$ 914	$ –	$ –	$ –
Target 2020 Fund	966	–	–	–
Target 2030 Fund	1,103	1	–	–
Target 2040 Fund	980	–	–	–
Target 2050 Fund	1,027	–	–	–
Balanced Allocation Fund	26,370	34,719	6,911	4,520
International Equity Fund	112,849	115,194	–	–
Large Cap Core Equity Fund	25,083	20,646	–	–
Large Cap Growth Fund	50,841	62,566	–	–
Large Cap Value Fund	117,944	149,727	–	–
Mid Cap Value Fund	20,604	51,550	–	–
Multi-Factor Small Cap Core Fund	14,281	14,179	–	–
Multi-Factor Small Cap Growth Fund	16,361	21,444	–	–
Multi-Factor Small Cap Value Fund	25,729	30,884	–	–
S&P 500 Index Fund	15,252	23,752	–	–
Small Cap Fund	67,421	46,840	–	–
Bond Fund	58,054	73,517	59,698	42,272
Government Mortgage Fund	40,589	46,002	16,844	10,906
High Yield Bond Fund	11,325	4,234	–	–

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales, Maturities and Paydowns of Long-Term U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
	(000)	(000)	(000)	(000)
Intermediate Bond Fund	$101,238	$181,652	$203,752	$132,685
Limited Maturity Bond Fund	92,131	118,904	74,783	59,148
Total Return Advantage Fund	75,920	124,884	87,764	54,539
Ultra Short Bond Fund	197,748	249,222	189,894	254,106
Intermediate Tax Exempt Bond	48,316	56,979	–	–
Maryland Tax Exempt Bond	9,903	15,074	–	–
Michigan Intermediate Municipal Bond	2,873	3,552	–	–
Ohio Intermediate Tax Exempt Bond	13,090	20,017	–	–
Pennsylvania Intermediate Municipal Bond	6,005	8,765	–	–
Tax Exempt Limited Maturity Bond	82,142	73,904	–	–

6. Federal Income Taxes

Each Fund is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the fiscal year ended May 31, 2013 and for each Fund’s open tax years (years ended May 31, 2010 through May 31, 2012), with the exception of the Target Date Funds which commenced operations on October 1, 2012, and has concluded that no provision for income tax is required in each Fund’s financial statements. The tax character of dividends and distributions paid during the fiscal years ended May 31, 2013 and May 31, 2012 are shown in the following table.

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Retirement Income Fund
2013	$–	$10	$4	$–	$14
2012	–	–	–	–	–
Target 2020 Fund
2013	–	11	2	–	13
2012	–	–	–	–	–
Target 2030 Fund
2013	–	10	1	–	11
2012	–	–		–	–
Target 2040 Fund
2013	–	9	–	–	9
2012	–	–	–	–	–
Target 2050 Fund
2013	–	10	–	–	10
2012	–	–	–	–	–

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 3

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Balanced Allocation Fund
2013	$–	$ 811	$ –	$–	$ 811
2012	–	1,150	–	–	1,150
International Equity Fund
2013	–	3,024	–	–	3,024
2012	–	4,034	–	–	4,034
Large Cap Core Equity Fund
2013	–	295	–	–	295
2012	–	188	–	–	188
Large Cap Growth Fund
2013	–	534	–	–	534
2012	–	373	–	–	373
Large Cap Value Fund
2013	–	1,680	–	–	1,680
2012	–	2,154	–	–	2,154
Mid Cap Value Fund
2013	–	222	–	–	222
2012	–	413	–	–	413
Multi-Factor Small Cap Core Fund
2013	–	156	–	–	156
2012	–	30	–	–	30
Multi-Factor Small Cap Growth Fund
2013	–	106	–	–	106
2012	–	–	–	–	–
Multi-Factor Small Cap Value Fund
2013	–	517	–	–	517
2012	–	208	–	–	208
S&P 500 Index Fund
2013	–	2,106	–	–	2,106
2012	–	1,923	–	–	1,923
Bond Fund
2013	–	4,332	3,317	–	7,649
2012	–	6,017	–	–	6,017
Government Mortgage Fund
2013	–	3,361	–	–	3,361
2012	–	4,373	–	–	4,373
High Yield Bond Fund
2013	–	827	128	–	955
2012	–	574	99	–	673
Intermediate Bond Fund
2013	–	7,979	7,394	–	15,373
2012	–	9,992	3,117	–	13,109
Limited Maturity Bond Fund
2013	–	2,676	–	–	2,676
2012	–	4,247	–	–	4,247

	Tax-Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Total Return Advantage Fund
2013	$ –	$7,250	$ –	$–	$7,250
2012	–	9,457	–	–	9,457
Ultra Short Bond Fund
2013	–	2,132	–	–	2,132
2012	–	3,017	–	–	3,017
Intermediate Tax Exempt Bond Fund
2013	3,494	–	1,159	–	4,653
2012	3,560	1	952	–	4,513
Maryland Tax Exempt Bond Fund
2013	1,940	20	510	–	2,470
2012	2,047	–	655	–	2,702
Michigan Intermediate Municipal Bond Fund
2013	435	14	191	–	640
2012	565	3	708	–	1,276
Ohio Intermediate Tax Exempt Bond Fund
2013	2,587	1	1,049	–	3,637
2012	2,839	30	1,674		4,543
Pennsylvania Intermediate Municipal Bond Fund
2013	791	1	291	–	1,083
2012	886	–	473		1,359
Tax Exempt Limited Maturity Bond Fund
2013	2,366	21	279	–	2,666
2012	2,412	–	–	–	2,412

As of May 31, 2013, the components of total net assets on a tax basis were as follows:

	Paid- in Capital (000)	Undistributed Ordinary Income (000)		Undistributed Long-Term Capital Gains (000)		Capital Loss Carryforward (000)	Late-Year Losses Deferred (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Retirement Income Fund	$ 1,014	$ –		$1		$ –	$ –	$ 23	$ – *	$ 1,038
Target 2020 Fund	1,013	–		3		–	–	43	– *	1,059
Target 2030 Fund	1,137	–		2		–	–	66	– *	1,205
Target 2040 Fund	1,009	–	*	1		–	– *	87	– *	1,097
Target 2050 Fund	1,064	1		–	*	–	(1)	100	– *	1,164
Balanced Allocation Fund	62,805	134		–		(6,756)	–	5,702	(20)	61,865
International Equity Fund	404,979	7,124		–		(78,233)	–	53,440	(17)	387,293
Large Cap Core Equity Fund	60,878	60		–		(35,245)	–	3,667	(1)	29,359
Large Cap Growth Fund	103,059	118		–		(48,204)	–	13,376	(3)	68,346
Large Cap Value Fund	208,677	311		–		(102,995)	–	9,704	(8)	115,689
Mid Cap Value Fund	79,227	–		–		(64,755)	(19)	806	(6)	15,253
Multi-Factor Small Cap Core Fund	23,797	117		–		(6,749)	–	5,928	(1)	23,092
Multi-Factor Small Cap Growth Fund	27,477	31		–		(5,908)	–	7,057	(2)	28,655
Multi-Factor Small Cap Value Fund	76,614	362		–		(57,772)	–	3,731	(3)	22,932
S&P 500 Index Fund	75,596	361		–		(1,230)	–	53,311	(8)	128,030
Small Cap Fund	151,407	–		–		(5,283)	(507)	90,569	(9)	236,177

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 3

	Paid- in- Capital (000)	Un- distributed Ordinary Income (000)	Un- distributed Tax-Exempt Income (000)	Un- distributed Long-Term Capital Gain (000)	Capital Loss Carry- forward (000)	Late-Year Losses Deferred (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Net Assets (000)
Bond Fund	$194,641	$122	$ –	$ –	$ –	$(298)	$3,667	$(10)	$198,122
Government Mortgage Fund	99,733	(12)	–	–	(3,343)	(248)	2,734	(6)	98,858
High Yield Bond Fund	16,827	– *	–	–	–	(159)	552	(27)	17,193
Intermediate Bond Fund	374,711	672	–	4,942	–	–	5,544	(19)	385,850
Limited Maturity Bond Fund	332,183	(58)	–	–	(4,767)	–	1,543	(13)	328,888
Total Return Advantage Fund	273,110	32	–	–	(5,907)	–	5,558	(11)	272,782
Ultra Short Bond Fund	415,109	19	–	–	(6,408)	(239)	(16)	(21)	408,444
Intermediate Tax Exempt Bond Fund	121,328	–	153	1,523	–	(68)	7,730	(7)	130,659
Maryland Tax Exempt Bond Fund	63,347	–	– *	290	–	–	3,591	(3)	67,225
Michigan Intermediate Municipal Bond Fund	16,968	–	21	72	–	–	882	(1)	17,942
Ohio Intermediate Tax Exempt Bond Fund	77,076	–	(61)	122	–	–	6,140	(4)	83,273
Pennsylvania Intermediate Municipal Bond Fund	24,863	–	(45)	88	–	–	1,549	(2)	26,453
Tax Exempt Limited Maturity Bond Fund	143,091	–	(15)	328	–	(148)	2,957	(4)	146,209

*Amount represents less than $500.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, investments in partnerships, investments in royalty trusts, investments in Passive Foreign Investment Companies (“PFICs”), wash sales, market discount, pay downs, foreign currency translation and the expiration of capital loss carryforwards. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2013:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Retirement Income Fund	$ 4	$ (4)	$ –
Target 2020 Fund	1	(1)	–
Target 2030 Fund	1	(1)	–
Target 2040 Fund	– *	–*	–
Target 2050 Fund	– *	–*	–
Balanced Allocation Fund	68	(70)	2
International Equity Fund	805	(805)	–
Large Cap Value Fund	(1)	1	–
Mid Cap Value Fund	7	–*	(7)
Multi-Factor Small Cap Core Fund	(28)	28	–
Multi-Factor Small Cap Growth Fund	(15)	15	– *
Multi-Factor Small Cap Value Fund	(60)	60	–
Small Cap Fund	1,058	–	(1,058)

	Undistributed (Distributions in Excess of) Net Investment Income (000)		Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Bond Fund	$ 463		$(463)	$ –
Government Mortgage Fund	714		(714)	–
High Yield Bond Fund	–	*	–*	–
Intermediate Bond Fund	308		(308)	–
Limited Maturity Bond Fund	927		(876)	(51)
Total Return Advantage Fund	601		(601)	–
Ultra Short Bond Fund	1,123		(992)	(131)
Maryland Tax Exempt Bond Fund	1		(1)	–
Michigan Intermediate Municipal Bond Fund	3		(3)	–
Ohio Intermediate Tax Exempt Bond Fund	–	*	–*	–
Pennsylvania Intermediate Municipal Bond Fund	–	*	–*	–
Tax Exempt Limited Maturity Bond Fund	–	*	–*	–

*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2013, capital loss carryforwards that were utilized to offset capital gains were as follows:

Fund	(000)
Balanced Allocation Fund	$3,181
Large Cap Core Equity Fund	2,229
Large Cap Growth Fund	9,703
Large Cap Value Fund	12,076
Multi-Factor Small Cap Core Fund	1,607
Multi-Factor Small Cap Growth Fund	2,097
Multi-Factor Small Cap Value Fund	2,907
S&P 500 Index Fund	2,588
Small Cap Fund	2,842
Government Mortgage Fund	436
Limited Maturity Bond Fund	181
Total Return Advantage Fund	6,079

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 3

At May 31, 2013, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2014	2015	2016	2017	2018	2019	Indefinite	Total
Balanced Allocation Fund	$–	$–	$–	$2,641	$4,115	$–	$–	$6,756
International Equity Fund(1)	–	–	–	44,451	13,237	–	20,545	78,233
Large Cap Core Equity Fund	–	–	7,365	–	27,880	–	–	35,245
Large Cap Growth Fund	–	–	7,338	–	40,866	–	–	48,204
Large Cap Value Fund	–	–	–	58,845	44,150	–	–	102,995
Mid Cap Value Fund	–	–	–	40,981	20,694	–	3,080	64,755
Multi-Factor Small Cap Core Fund	–	–	–	2,897	3,852	–	–	6,749
Multi-Factor Small Cap Growth Fund(2)	–	–	–	5,908	–	–	–	5,908
Multi-Factor Small Cap Value Fund	–	–	–	33,444	24,328	–	–	57,772
S&P 500 Index Fund	–	–	–	–	1,230	–	–	1,230
Small Cap Fund(1)	–	–	–	4,942	341	–	–	5,283
Government Mortgage Fund	1,145	2,137	–	–	61	–	–	3,343
Limited Maturity Bond Fund	1,831	2,712	–	224	–	–	–	4,767
Total Return Advantage Fund	–	–	–	–	5,907	–	–	5,907
Ultra Short Bond Fund	1,609	784	–	–	–	1,002	3,013	6,408

(1)	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with its respective PNC Fund on February 1, 2010.
(2)	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with the Allegiant Multi-Factor Mid Cap Growth on July 24, 2009.

During the year ended May 31, 2013, capital loss carryforwards that expired were as follows:

Fund	(000)
Ultra Short Bond Fund	$131

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

7. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Target Date, Equity, Fixed Income and Tax Exempt Bond Funds.

Class I
Period Ended 5/31/13
Retirement Income Fund*
Shares issued	100
Shares reinvested	1
Shares redeemed	–
Net increase	101

Target 2020 Fund*
Shares issued	100
Shares reinvested	1
Shares redeemed	–
Net increase	101

Target 2030 Fund*
Shares issued	112
Shares reinvested	1
Shares redeemed	–
Net increase	113

Target 2040 Fund*
Shares issued	100
Shares reinvested	1
Shares redeemed	–
Net increase	101

Target 2050 Fund*
Shares issued	106
Shares reinvested	1
Shares redeemed	–
Net increase	107

*Commenced operations on October 1, 2012. Initial seed capital was invested in the Fund by an affiliate of the Adviser for which the Fund issued 100,000 shares.

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 3

	Class I		Class A		Class C
	Year Ended 5/31/13	Year Ended 5/31/12	Year Ended 5/31/13	Year Ended 5/31/12	Year Ended 5/31/13	Year Ended 5/31/12
Balanced Allocation Fund
Shares issued	204	488	50	53	6	2
Shares reinvested	59	91	10	16	–	1
Shares redeemed	(443)	(3,697)	(181)	(263)	(12)	(10)

Net decrease	(180)	(3,118)	(121)	(194)	(6)	(7)

International Equity Fund
Shares issued	1,845	3,695	12	10	–	2
Share reinvested	107	167	3	6	–	–
Shares redeemed	(3,117)	(2,980)	(95)	(126)	(4)	(6)

Net increase (decrease)	(1,165)	882	(80)	(110)	(4)	(4)

Large Cap Core Equity Fund
Shares issued	849	666	11	5	1	2
Shares reinvested	16	11	2	2	–	–
Shares redeemed	(449)	(341)	(44)	(85)	(4)	(7)

Net increase (decrease)	416	336	(31)	(78)	(3)	(5)

Large Cap Growth Fund
Shares issued	146	115	5	8	–	–
Shares reinvested	14	12	3	2	–	–
Shares redeemed	(695)	(1,500)	(123)	(198)	–	(5)

Net decrease	(535)	(1,373)	(115)	(188)	–	(5)

Large Cap Value Fund
Shares issued	299	574	9	11	1	–
Shares reinvested	53	75	16	21	–	–
Shares redeemed	(2,499)	(3,766)	(246)	(429)	(1)	(2)

Net decrease	(2,147)	(3,117)	(221)	(397)	–	(2)

Mid Cap Value Fund
Shares issued	145	359	28	78	4	2
Shares reinvested	4	20	9	2	–	–
Shares redeemed	(2,297)	(3,421)	(321)	(1,920)	(65)	(61)

Net decrease	(2,148)	(3,042)	(284)	(1,840)	(61)	(59)

Multi-Factor Small Cap Core Fund
Shares issued	36	89	156	7	–	–
Shares reinvested	12	3	–	–	–	–
Shares redeemed	(124)	(3)	(9)	(2)	–	–

Net increase (decrease)	(76)	89	147	5	–	–

Multi-Factor Small Cap Growth Fund
Shares issued	71	13	15	8	–	–
Shares reinvested	3	–	4	–	–	–
Shares redeemed	(327)	(64)	(203)	(270)	(1)	–

Net decrease	(253)	(51)	(184)	(262)	(1)	–

	Class I		Class A		Class C
	Year Ended 5/31/13	Year Ended 5/31/12	Year Ended 5/31/13	Year Ended 5/31/12	Year Ended 5/31/13	Year Ended 5/31/12
Multi-Factor Small Cap Value Fund
Shares issued	71	95	87	51	8	4
Shares reinvested	12	6	23	9	2	–
Shares redeemed	(342)	(704)	(313)	(397)	(21)	(32)

Net decrease	(259)	(603)	(203)	(337)	(11)	(28)

S&P 500 Index Fund
Shares issued	864	1,093	423	389	378	12
Shares reinvested	122	142	31	30	2	1
Shares redeemed	(1,912)	(1,648)	(619)	(579)	(40)	(22)

Net increase (decrease)	(926)	(413)	(165)	(160)	340	(9)

Small Cap Fund
Shares issued	3,235	767	1,355	25	303	10
Shares redeemed	(3,350)	(2,910)	(194)	(55)	(24)	(4)

Net increase (decrease)	(115)	(2,143)	1,161	(30)	279	6

Bond Fund
Shares issued	3,446	3,470	31	7	6	6
Shares reinvested	389	229	10	9	1	1
Shares redeemed	(2,317)	(7,742)	(79)	(92)	(9)	(16)

Net increase (decrease)	1,518	(4,043)	(38)	(76)	(2)	(9)

Government Mortgage Fund
Shares issued	4,591	2,633	259	136	62	98
Shares reinvested	113	136	21	33	2	3
Shares redeemed	(4,449)	(5,154)	(595)	(303)	(155)	(84)

Net increase (decrease)	255	(2,385)	(315)	(134)	(91)	17

High Yield Bond Fund
Shares issued	885	269	10	24	–	–
Shares reinvested	91	75	3	3	–	–
Shares redeemed	(119)	(33)	(13)	(6)	–	–

Net increase	857	311	–	21	–	–

Intermediate Bond Fund
Shares issued	3,882	7,392	14	21	60	5
Shares reinvested	831	611	16	17	1	2
Shares redeemed	(5,663)	(5,091)	(85)	(165)	(38)	(28)

Net increase (decrease)	(950)	2,912	(55)	(127)	23	(21)

Limited Maturity Bond Fund
Shares issued	9,803	9,221	17	44	6	21
Shares reinvested	156	228	2	6	–	1
Shares redeemed	(11,314)	(7,120)	(135)	(266)	(67)	(107)

Net increase (decrease)	(1,355)	2,329	(116)	(216)	(61)	(85)

Total Return Advantage Fund
Shares issued	4,100	6,369	31	72	37	19
Shares reinvested	152	246	9	15	–	–
Shares redeemed	(4,035)	(5,695)	(90)	(199)	(6)	(8)

Net increase (decrease)	217	920	(50)	(112)	31	11

P N C  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 3

	Class I		Class A		Class C
	Year Ended 5/31/13	Year Ended 5/31/12	Year Ended 5/31/13	Year Ended 5/31/12	Year Ended 5/31/13	Year Ended 5/31/12
Ultra Short Bond Fund
Shares issued	28,754	37,305	26	138	–	–
Shares reinvested	86	117	1	2	–	–
Shares redeemed	(42,530)	(34,619)	(226)	(388)	–	–

Net increase (decrease)	(13,690)	2,803	(199)	(248)	–	–

Intermediate Tax Exempt Bond Fund
Shares issued	1,627	1,948	4	25	30	29
Shares reinvested	23	23	6	7	1	–
Shares redeemed	(2,482)	(2,121)	(98)	(179)	(27)	(11)

Net increase (decrease)	(832)	(150)	(88)	(147)	4	18

Maryland Tax Exempt Bond Fund
Shares issued	286	469	–	6	5	–
Shares reinvested	14	18	1	1	–	–
Shares redeemed	(755)	(525)	(13)	–	–	–

Net increase (decrease)	(455)	(38)	(12)	7	5	–

Michigan Intermediate Municipal Bond Fund
Shares issued	156	98	12	8	7	2
Shares reinvested	5	7	17	33	–	–
Shares redeemed	(198)	(360)	(63)	(186)	(3)	–

Net increase (decrease)	(37)	(255)	(34)	(145)	4	2

Ohio Intermediate Tax Exempt Bond Fund
Shares issued	387	808	6	16	4	10
Shares reinvested	17	24	19	26	1	2
Shares redeemed	(807)	(1,328)	(119)	(244)	(10)	(42)

Net decrease	(403)	(496)	(94)	(202)	(5)	(30)

Pennsylvania Intermediate Municipal Bond Fund
Shares issued	159	448	29	17	–	6
Shares reinvested	6	8	8	10	2	3
Shares redeemed	(583)	(362)	(64)	(33)	(24)	(10)

Net increase (decrease)	(418)	94	(27)	(6)	(22)	(1)

Tax Exempt Limited Maturity Municipal Bond Fund
Shares issued	5,146	3,738	2	–	–	–
Shares reinvested	37	15	1	1	–	–
Shares redeemed	(4,542)	(2,896)	(1)	(1)	(1)	(2)

Net increase (decrease)	641	857	2	–	(1)	(2)

8. Market and Credit Risk

Some countries in which certain of the Target Date, Equity and Fixed Income Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited.

A significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

The Target Date, Balanced Allocation Fund and each Fixed Income Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Target Date, Equity, Fixed Income and Tax Exempt Bond Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

The Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. The Intermediate Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Tax Exempt Bond Funds.

The repayment of certain municipal obligations may be insured by third parties. Although bond insurance reduces the risk of loss due to default by a municipal issuer, insured bonds remain subject to the risk that their market values may fluctuate for other reasons and there is no assurance that the insurance provider will meet its obligations. Insured securities have been identified in the Schedules of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Tax Exempt Bond Funds.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity.

9. Securities Lending

To generate additional income, the Target Date Funds, Equity Funds and Fixed Income Funds (the “Lending Funds”) may lend their securities pursuant to securities lending agreements (“Lending Agreement”). The Lending Funds may lend their securities pursuant to a Lending Agreement with Brown Brothers Harriman & Co. (“BBH”), the securities lending agent. The Lending Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash as collateral equal at all times to at least 102% of the market value plus accrued interest of the domestic securities loaned and 105% of the market value plus accrued interest on the international securities loaned. The Lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The Lending Funds receive 80% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by the securities lending agent.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Prior to the Reorganization, certain portfolios of the Acquired Funds participated in a securities lending program whereby portfolio securities were lent to approved brokers, dealers, or other financial institutions to earn additional income. Cash collateral received in connection with securities lending was invested in a joint collateral account for all portfolios of the Acquired Funds that participated in the securities lending program and was typically invested in certain high quality, liquid securities. For a period of time, the collateral account held a security which was being fair-valued in accordance with Board approved procedures at a value less than the value of collateral owed back to borrowers. The security was eventually exchanged for its underlying collateral which was eventually sold at a loss. A payment was made by the Adviser to partially offset the loss.

P N C   F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 3

10. Contributions of Capital by Affiliate

On September 27, 2011, payments were made by the Adviser of $14,231, $102,161, $6,524 and $2,549 to International Equity, Small Cap, Limited Maturity Bond and Total Return Advantage Funds, respectively. The payments offset losses related to a change in valuation methodology of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization. These amounts are included as “Contributions of capital by affiliate” in the respective Fund’s Statement of Changes in Net Assets.

11. Payment by Affiliate

On August 25, 2011, a payment was made by the Adviser in the amount of $906 to offset a trade error in the S&P 500 Index Fund. This amount is included as “Payment by affiliate” in the Fund’s Statement of Changes in Net Assets.

On October 27, 2011, payments were made by the Adviser in the amounts of $1,660 and $45,307 to offset trade errors in Balanced Allocation and International Equity Funds, respectively. These amounts are included as “Payment by affiliate” in the respective Fund’s Statement of Changes in Net Assets.

12. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

13. Recent Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update (the “ASU”) “Disclosures about Offsetting Assets and Liabilities,” The ASU requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either (1) offset in according with U.S. GAAP or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with U.S. GAAP. The objective of this information is to enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of netting associated with certain financial instruments and derivative instruments in the scope of the update. The ASU is effective for annual periods beginning on or after January 1, 2013 and interim periods within those fiscal periods. Adoption of this accounting guidance is currently being assessed.

14. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

Effective end of day June 28, 2013, the name of the PNC Mid Cap Value Fund was changed to PNC Mid Cap Fund. The benchmark for the Fund changed from the Russell Midcap® Value Index to the Russell Midcap® Index.

T R U S T E E S  R E V I E W  A N D  A P P R O V A L  O F  S U B - A D V I S O R Y    A G R E E M E N T

( U n a u d i t e d )

Approval of Sub-Advisory Agreement for PNC International Equity Fund

At a meeting held on November 29, 2012, the Trustees of PNC Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), met in person and voted to approve the renewal of the Sub-Advisory Agreement between PNC Capital Advisors, LLC (the “Adviser”) and GE Asset Management, Inc. (the “Sub-Adviser”), on behalf of the PNC International Equity Fund (the “Fund”) for a one-year period commencing January 4, 2013.

The Trustees discussed with independent counsel to the Trustees (“Independent Counsel”) a memorandum prepared by Independent Counsel concerning the Trustees’ fiduciary responsibilities under state and federal law when reviewing advisory agreements. The Trustees, along with Independent Counsel, reviewed information provided by the Sub-Adviser in response to a letter from the Adviser on behalf of the Trustees concerning the activities of the Sub-Adviser to the Fund and other information relevant to the Trustees’ consideration of the renewal of the Sub-Advisory Agreement. Information provided by the Sub-Adviser addressed, among other matters, the nature of the sub-advisory services provided by the Sub-Adviser, as well as changes during the year to the portfolio management team dedicated to performing services for the Fund.TheTrustees reviewed the research, due diligence and investment selection process utilized by the Sub-Adviser; the performance of the portion of the Fund managed by the Sub-Adviser, including the performance of other similarly managed accounts; the profitability of the Sub-Adviser related to providing sub-advisory services to PNC International Equity Fund; the operations, policies and procedures and compliance systems of the Sub-Adviser; and risk management and monitoring measures.

In reaching their decision to renew the Sub-Advisory Agreement, the Trustees considered whether the agreement continues to be in the best interests of the Fund and its shareholders, an evaluation based primarily on the nature and quality of the services provided by the Sub-Adviser and the overall reasonableness of the Sub-Advisory Agreement. In considering the nature and quality of the services, the Trustees considered the investment and business operations capabilities of the Sub-Adviser. They solicited from the Adviser and the CCO their respective views on the Sub-Adviser’s performance. Based on this review, the Trustees concluded that the Sub-Adviser had the capabilities, resources and personnel necessary to serve as sub-adviser to the Fund.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Trustees confirmed that there were no pending litigation or regulatory actions against the Sub-Adviser that would adversely affect or prohibit the Sub-Adviser’s services to the Fund. With respect to the advisory fees, the Trustees noted that such fees remained the same and concluded such fees were fair and reasonable.

Based on their evaluation of all material factors, including those described above, the Trustees concluded that the terms of the agreement remained reasonable and fair and that the renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board approved the renewal of the Sub-Advisory Agreement.

P N C F u n d s

N O T I C E T O S H A R E H O L D E R S

( U n a u d i t e d )

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2013 income tax purposes will be sent to them in early 2014. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2013 tax year end, please consult your tax adviser as to the pertinence of this notice.

The amounts of distributions designated as long term capital gains are as follows (in thousands):

Name of Fund
Retirement Income Fund	$4
Target 2020 Fund	5
Target 2030 Fund	3
Target 2040 Fund	1
Bond Fund	3,317
High Yield Bond Fund	128
Intermediate Bond Fund	9,066
Intermediate Tax Exempt Bond Fund	2,265
Maryland Tax Exempt Bond Fund	580
Michigan Intermediate Municipal Bond Fund	191
Ohio Intermediate Tax Exempt Bond Fund	1,049
Pennsylvania Intermediate Municipal Bond Fund	291
Tax-Exempt Limited Maturity Bond Fund	455

Of the dividends paid by the following Target Date and Equity Funds, the corresponding percentages represent the amount of such dividends which may qualify for the dividends received deduction available to corporate shareholders.

Name of Fund
Retirement Income Fund	24.66%
Target 2020 Fund	21.33%
Target 2030 Fund	40.75%
Target 2040 Fund	53.02%
Target 2050 Fund	58.08%
Balanced Allocation Fund	62.00%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Mid Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	82.85%
Multi-Factor Small Cap Growth Fund	58.99%
Multi-Factor Small Cap Value Fund	59.67%
S&P 500 Index Fund	100.00%

If a Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by International Equity Fund from sources within foreign countries and possessions of the

United States is $0.430 per share (representing a total of $9,724 (000)). The total amount of taxes paid to such countries is $0.015 per share (representing a total of $342 (000)).

Of the dividends paid by each Target Date and Equity Fund, the corresponding percentages represent the amount of such dividends which will qualify for the 15% dividend income tax rate.

Name of Fund
Retirement Income Fund	30.14%
Target 2020 Fund	37.39%
Target 2030 Fund	57.28%
Target 2040 Fund	74.74%
Target 2050 Fund	80.26%
Balanced Allocation Fund	82.12%
International Equity Fund	100.00%
Large Cap Core Equity Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Mid Cap Value Fund	100.00%
Multi-Factor Small Cap Core Fund	89.54%
Multi-Factor Small Cap Growth Fund	58.99%
Multi-Factor Small Cap Value Fund	59.94%
S&P 500 Index Fund	100.00%

Of the dividends paid from net investment income, excluding short term capital gains, by each of the Tax Exempt Bond Funds, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Intermediate Tax Exempt Bond Fund	75.10%
Maryland Tax Exempt Bond Fund	78.53%
Michigan Intermediate Municipal Bond Fund	67.93%
Ohio Intermediate Tax Exempt Bond Fund	71.14%
Pennsylvania Intermediate Municipal Bond Fund	73.01%
Tax-Exempt Limited Maturity Bond Fund	88.74%

P N C  F u n d s

N O T I C E    T O    S H A R E H O L D E R S

( U n a u d i t e d )

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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PNC Funds

PNC FUNDS NOTICE OF PRIVACY POLICY & PRACTICES

(Unaudited)

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

•	Account History. including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

•	As Authorized – if you request or authorize the disclosure of the information.

•

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•

Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-622-3863 for PNC Funds.

(1)For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.

(2)The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

P.O. Box 9795
Providence, RI 02940-9795

PRESORTED STANDARD
U.S. POSTAGE
PAID
BNY MELLON

PNC FUNDS

AR-001-0613

PNC MONEY MARKET FUNDS ANNUAL REPORT	T A B L E O F C O N T E N T S

	Message from the President	1
	Abbreviations and Definitions for Schedules of Investments and Financial Statements	5

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money
Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

OTHER PNC FUNDS

TARGET DATE FUNDS

Retirement Income Fund

Target 2020 Fund

Target 2030 Fund

Target 2040 Fund

Target 2050 Fund

EQUITY FUNDS

Balanced Allocation Fund

International Equity Fund

Large Cap Core Equity Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Fund (formerly Mid Cap Value Fund)

Multi-Factor Small Cap Core Fund

Multi-Factor Small Cap Growth Fund

Multi-Factor Small Cap Value Fund

S&P 500 Index Fund

Small Cap Fund

FIXED INCOME FUNDS

Bond Fund

Government Mortgage Fund

High Yield Bond Fund

Intermediate Bond Fund

Limited Maturity Bond Fund

Total Return Advantage Fund

Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS

Intermediate Tax Exempt Bond Fund

Maryland Tax Exempt Bond Fund

Michigan Intermediate Municipal Bond Fund

Ohio Intermediate Tax Exempt Bond Fund

Pennsylvania Intermediate Municipal Bond Fund

Tax Exempt Limited Maturity Bond Fund

	Summary of Portfolio Holdings	6
	Expense Tables	7
	Trustees and Officers of the Trust	8
	Report of Independent Registered Public Accounting Firm	10

		Financial Highlights	Schedule of Investments
	Government Money Market Fund	11	17
	Money Market Fund	12	19
	Ohio Municipal Money Market Fund	13	24
	Pennsylvania Tax Exempt Money Market Fund	14	26
	Tax Exempt Money Market Fund	15	28
	Treasury Money Market Fund	16	33
	Statements of Assets and Liabilities		34
	Statements of Operations		38
	Statements of Changes in Net Assets		40
	Notes to Financial Statements		42
	Notice to Shareholders		50
	Proxy Voting and Quarterly Schedules of Investments		50

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Money Market Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

		NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

PNC Capital Advisors, LLC (“PCA”), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by PNC Funds Distributor, LLC (“Distributor”), Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is not affiliated with PCA and is not a bank.

©2013 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

P N C M o n e y M a r k e t F u n d s A M E S S A G E F R O M T H E P R E S I D E N T

Dear Shareholders:

We are pleased to present this annual report for the PNC Money Market Funds for the year ended May 31, 2013.

We continue to believe that by offering the opportunity to diversify your investments among an array of money market, taxable and tax-exempt fixed income, equity and retirement-oriented mutual funds, PNC Capital Advisors, LLC may help you and/or your adviser fulfill your individual asset allocation objectives.

Before reviewing the financial statements and schedules of investments of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the economy and the money markets over the 12 months ended May 31, 2013, especially given the volatility experienced during the annual period.

Economic Review

The U.S. economy continued its slow but relatively steady march forward during the annual period. Real Gross Domestic Product (“GDP”) had bounced back from a growth rate of 1.3% in the second quarter of 2012 to a growth rate of 2.7% in the third quarter of 2012. GDP growth then decelerated to 0.4% in the fourth quarter of 2012, but subsequently rebounded again to an encouraging 1.8% in the first quarter of 2013.

As the annual period began in June 2012, the pace of economic growth had declined noticeably from the steam it had seemed to gather after the relatively mild winter. Most discouraging was the downshift in payroll growth, as average payroll gains dropped from 200,000 in the first quarter to approximately 75,000 in the second quarter. Initial unemployment claims trended higher. Motor vehicle sales and indicators from the manufacturing sector retreated from their first quarter levels. Tempered optimism regarding the U.S. economy was set against a challenging global backdrop, as Europe’s seeming reluctance to craft a meaningful long-term solution to its lingering sovereign debt problems and China’s decelerating economic growth brought recession fears back into the national consciousness.

During the third calendar quarter of 2012, statistics showed a U.S. economy that appeared to be slowly shrugging off the hesitancy of consumers caused by both domestic concerns and international issues. Automobile sales for September were close to a 15 million annualized rate — a level not seen since March 2008. The housing sector made incremental progress with new home sales up 27% year-over-year (albeit from a low base), existing home sales increasing to a 4.8 million unit annualized rate, and the Case-Shiller index of housing prices posting a modest increase over the previous year’s. Additionally, the low level of interest rates pushed mortgage refinancing levels up 46% year-over-year to the highest level since April 2009. The labor market also improved, as non-farm payrolls grew at a rate of nearly 145,000 a month during the third calendar quarter. The headline unemployment rate dropped below 8%.

The Federal Reserve (the “Fed”), still disappointed with U.S. economic growth, initiated another round of quantitative monetary easing in September 2012. Dubbed QE3, this third program of massive bond buying by the U.S. central bank which was geared to bring interest rates down further and hold them low to encourage both consumers and businesses to borrow. Additionally, the Fed indicated it expected to keep short-term interest rates within the banking system at the near-zero level for up to three more years.

“...the Fed maintained its highly accommoda- tive monetary policy...” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2013

1

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A    M E S S A G E    F R O M    T H E    P R E S I D E N T

“...the annual period did not provide many opportunities to add yield.” Commentary provided by PNC Capital Advisors, LLC as of May 31, 2013

The U.S. economy, though decelerating during the fourth calendar quarter of 2012, weathered challenges that included Hurricane Sandy in October, the presidential election in November and the fiscal cliff negotiations in December. The housing market continued to show improvement, and manufacturing rebounded modestly from the effects of the hurricane, while the service sector caught some wind as the quarter ended. It was reported that motor vehicle sales saw a 13% increase in 2012 over 2011, and employment growth had averaged about 150,000 a month for the calendar year, which yielded a slowly improving unemployment rate. In the last minutes of 2012 and into the first day of 2013, the administration and Congress agreed to a deal that avoided the fiscal cliff of universal tax rate increases and fiscal spending cuts. Meanwhile, the Fed maintained its highly accommodative monetary policy, keeping short-term interest rates close to nil and continuing its bond buying program for 2013. Notably, the Fed altered its conditions for reassessing monetary policy from a time-horizon-based policy reaching into 2015 to a more specific macroeconomic-conditions-based policy of certain unemployment and/or inflation levels.

During the first calendar quarter of 2013, U.S. economic growth was bolstered by an improving housing market, solid motor vehicle sales and a continually improving labor market that pushed the unemployment rate lower to 7.7%. Overall retail sales increased, as consumers continued to spend, despite the headwinds of the rescission of the 2% payroll tax holiday and the increase in tax rates for the highest income brackets. Further, improvements in U.S. energy production helped to keep energy cost increases contained, a sign to some of increasing U.S. energy independence. While debate heightened within the Fed as to the appropriate time to start easing back on its QE program, there was no change in policy during the quarter.

In April and May 2013, the U.S. economy gave off conflicting signals. Housing prices registered their biggest gains in seven years, according to the Case-Shiller index; contracts for previously owned homes rose to their highest levels in three years, according to the National Association of Realtors; and foreclosures on U.S. homes dropped significantly. U.S. consumer sentiment advanced to its highest level in more than five years, and U.S. inflation remained benign. However, consumption declined, with personal income flat and outlays for energy goods and services falling, and jobless claims rising by 10,000 to a seasonally-adjusted 354,000 in the penultimate week of May 2013.

Money Markets

With the Fed maintaining the federal funds rate near zero throughout the annual period and Fed officials abandoning their calendar-based approach to interest rate guidance in favor of using economic data thresholds, yields in the taxable and tax-exempt money markets remained at extremely low levels. To a more modest degree, technical, or supply and demand, developments, and anticipation of possible regulatory changes also impacted the money markets during the annual period, combining to keep short-term rates low. Further, the money market yield curves were quite flat, meaning there was little difference in yields between maturities. Indeed, with interest rates remaining near zero and with securities even being offered at negative rates at times, the annual period did not provide many opportunities to add yield.

2

There were a number of significant developments on the money market reform front. When former Securities and Exchange Commission (“SEC”) Chair Mary Schapiro was unable to garner the votes needed for a money market fund reform proposal at the end of August 2012, the Financial Stability Oversight Council (“FSOC”) interceded with three alternative reform scenarios for the industry. The immediate next step was a 60-day comment period on the FSOC recommendations which was followed ultimately by 30 days to allow the public more time to review, consider and comment on the proposed recommendations. As of the end of the annual period, no rules or regulations regarding money market funds had changed. However, just after the close of the annual period, the SEC, under the guidance of new SEC Chair Mary Jo White, voted unanimously to propose for public consideration and comment reforms to current money market fund regulations aimed at reducing the risks that a fund’s “breaking the buck” (i.e., a fund being unable to maintain a $1.00 net asset value) would create for the money market fund industry broadly. Two alternative reforms were put forth in the SEC’s proposal. Whether the SEC’s recent proposal will be enough for the FSOC to defer to the SEC for a final resolution remains to be seen. The proposal gives the public 90 days to review, bringing the timeline for further action potentially to early fall.

Our View Ahead

The primary question dominating the financial markets at the end of May 2013 appeared to be when the Fed might start easing back on its quantitative easing policy. If the economy appears stronger and unemployment moves lower, QE3 could be tapered in late 2013 or early 2014. However, we believe low short-term interest rates are likely to remain for a long time, even after QE3 is ended.

Issues remain, however, in several areas. While the immediacy of the fiscal debates has been deferred into late summer, we believe that the U.S. can not continue down the extraordinary deficit-financing path of the past few years. While there have been some improvements in the near-term deficit forecasts as a result of an improving economy and several episodes of fiscal brinksmanship involving tax increases, spending restraints and the sequester cuts, the real deficit issues lie several years out. This will be the period when Medicare and Social Security expenses are expected to reach their highest proportions of GDP, causing deficits on par with the Great Recession. Thus, in our view, it is all the more important that these long-term fiscal choices be addressed now, rather than waiting for a crisis to force policymakers to make draconian choices.

“...we believe relative

safety, diversification

and liquidity will likely

remain important and

ongoing considerations

for investors...”

Commentary provided by PNC

Capital Advisors, LLC as

of May 31, 2013

3

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A    M E S S A G E    F R O M    T H E    P R E S I D E N T

As such, we continue to expect U.S. economic growth of 2% to 2.5%, with some risk to the upside, for 2013, an inflation rate somewhere near 2%, absent an energy price shock and an unemployment rate drifting down toward 7% as the year progresses.

In the money markets, we believe the momentum for additional reform continues to grow. In our view, amended rules are forthcoming within the next twelve months which will likely require compliance over a two-year period. Regardless of the outcome, we believe relative safety, diversification and liquidity will likely remain important and ongoing considerations for investors. We therefore continue to believe that money market funds will continue to play a key role in investors’ portfolios.

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, PNC Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

Commentary provided by PNC Capital Advisors, LLC as of May 31, 2013

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P N C    M o n e y    M a r k e t    F u n d s

A B B R E V I A T I O N S    A N D    D E F I N I T I O N S    F O R    S C H E D U L E S    O F    I N V E S T M E N T S

    A N D    F I N A N C I A L    S T A T E M E N T S

Schedules of Investments:

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

BAN — Bond Anticipation Note

Cl — Class

COP — Certificate of Participation

DD — Delayed Delivery Transaction. Assets have been segregated by the PNC Ohio Municipal Money Market Fund and the PNC Tax Exempt Money Market Fund as collateral for delayed-delivery transactions.

DN — Discount Note. The rate shown is the effective yield at purchase date.

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Corporation

FRN — Floating Rate Note. The rate shown is the rate in effect on May 31, 2013, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

FSA — Financial Security Assurance

GO — General Obligation

LLC — Limited Liability Company

LOC — Letter of Credit

MTN — Medium Term Note

NATL-RE — National Public Finance Guarantee Corporation (formerly, Municipal Bond Insurance Association)

PLC — Public Limited Company

PSF-GTD — Permanent School Fund - Guaranteed

RB — Revenue Bond

RN — Revenue Note

SBPA — Standby Bond Purchase Agreement

TAN — Tax Anticipation Note

TECP — Tax Exempt Commercial Paper

TRAN — Tax Revenue Anticipation Note

VRDN — Variable Rate Demand Note. The rate shown is the rate in effect on May 31, 2013, and the date shown is the next reset or put date.

Financial Statements:

— Amounts designated as “ — ” are either zero or rounded to zero.

See Notes to Financial Statements.

5

P N C  M o n e y  M a r k e t  F u n d s

S U M M A R Y   O F   P O R T F O L I O   H O L D I N G S

The tables below present portfolio holdings as of May 31, 2013 as a percentage of total investments for each of the PNC Money Market Funds.

Government Money Market Fund
Repurchase Agreements	54.4%
Federal Home Loan Bank	13.4
Federal Home Loan Mortgage Corporation	12.1
Federal Farm Credit Bank	8.3
Federal National Mortgage Association	7.7
U.S. Treasury Notes	2.4
Money Market Funds	1.7
100.0%

Money Market Fund
Commercial Paper	38.6%
Asset Backed Commercial Paper	13.9
Repurchase Agreements	11.6
Certificates of Deposit	9.8
Education Revenue Bonds	6.3
Hospital/Nursing Home Revenue Bonds	4.7
Asset Backed Securities	2.7
Corporate Bonds	2.6
Pollution Control Revenue Bonds	2.3
U.S. Treasury Notes	1.7
General Obligations	1.6
Industrial/Development Revenue Bonds	1.3
Funding Agreement	1.1
Tax Exempt Commercial Paper	1.1
Refunding Notes	0.7
100.0%

Ohio Municipal Money Market Fund
Hospital/Nursing Home Revenue Bonds	32.1%
Education Revenue Bonds	16.5
Anticipation Note	11.9
Water/Sewer Revenue Bonds	9.9
Industrial/Development Revenue Bonds	8.6
General Obligations	7.3
Refunding Notes	5.9
Public Facilities Revenue Bonds	5.6
Pollution Control Revenue Bonds	2.2
100.0%

Pennsylvania Tax Exempt Money Market Fund
Hospital/Nursing Home Revenue Bonds	32.2%
Education Revenue Bonds	27.0
Trasportation Revenue Bonds	11.7
Utility Revenue Bonds	9.0
Industrial/Development Revenue Bonds	8.7
General Obligations	5.5
Refunding Notes	3.1
Tax Exempt Commercial Paper	1.5
Prerefunded & Escrowed to Maturity	0.8
Other Revenue Bonds	0.5
100.0%

Tax Exempt Money Market Fund
Hospital/Nursing Home Revenue Bonds	34.6%
Education Revenue Bonds	23.1
General Obligations	13.7
Other Revenue Bonds	8.2
Trasportation Revenue Bonds	6.8
Water/Sewer Revenue Bonds	4.7
Tax Exempt Commercial Paper	2.8
Anticipation Note	2.3
Public Facilities Revenue Bonds	0.9
Refunding Bonds	0.8
Prerefunded & Escrowed to Maturity	0.6
Refunding Notes	0.6
Industrial/Development Revenue Bonds	0.3
Pollution Control Revenue Bonds	0.3
Utility Revenue Bonds	0.3
100.0%

Treasury Money Market Fund
U.S. Treasury Notes	51.3%
U.S. Treasury Bills	47.7
Money Market Funds	1.0
100.0%

At May 31, 2013, the following percentages of the Funds’ net assets were insured by bond insurers.

Bond Insurer	Ohio Municipal Money Market	Pennsylvania Tax Exempt Money Market	Tax Exempt Money Market
AGM	–	4.6%	0.3%
FGIC	3.4%	–	–
Total	3.4%	4.6%	0.3%

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P N C  M o n e y  M a r k e t   F u n d s

E X P E N S E  T A B L E S

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the six month period shown and held for the entire period (December 1, 2012 to May 31, 2013).

The Expense Table that appears for your Fund illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annualized Expense Ratio	Expenses Paid During Period(1)

Government Money Market Fund
Actual
Class I	$1,000.00	$1,000.06	0.14%	$0.67
Class A	1,000.00	1,000.06	0.14	0.67
Hypothetical(2)
Class I	1,000.00	1,024.26	0.14	0.68
Class A	1,000.00	1,024.26	0.14	0.68

Money Market Fund
Actual
Class I	$1,000.00	$1,000.25	0.15%	$0.73
Class A	1,000.00	1,000.25	0.15	0.73
Class C	1,000.00	1,000.28	0.14	0.70
Hypothetical(2)
Class I	1,000.00	1,024.20	0.15	0.74
Class A	1,000.00	1,024.20	0.15	0.74
Class C	1,000.00	1,024.23	0.14	0.71

Ohio Municipal Money Market Fund
Actual
Class I	$1,000.00	$1,000.12	0.13%	$0.66
Class A	1,000.00	1,000.12	0.13	0.64
Class T	1,000.00	1,000.12	0.13	0.64
Hypothetical(2)
Class I	1,000.00	1,024.27	0.13	0.67
Class A	1,000.00	1,024.29	0.13	0.65
Class T	1,000.00	1,024.29	0.13	0.65

	Beginning Account Value 12/01/12	Ending Account Value 05/31/13	Annualized Expense Ratio	Expenses Paid During Period(1)

Pennsylvania Tax Exempt Money Market Fund
Actual
Class I	$1,000.00	$1,000.13	0.13%	$0.64
Class A	1,000.00	1,000.13	0.13	0.64
Class T	1,000.00	1,000.13	0.14	0.71
Hypothetical(2)
Class I	1,000.00	1,024.29	0.13	0.65
Class A	1,000.00	1,024.29	0.13	0.65
Class T	1,000.00	1,024.22	0.14	0.72

Tax Exempt Money Market Fund
Actual
Class I	$1,000.00	$1,000.12	0.12%	$0.60
Class A	1,000.00	1,000.12	0.12	0.60
Class T	1,000.00	1,000.12	0.12	0.60
Hypothetical(2)
Class I	1,000.00	1,024.33	0.12	0.61
Class A	1,000.00	1,024.33	0.12	0.61
Class T	1,000.00	1,024.33	0.12	0.61

Treasury Money Market Fund
Actual
Class I	$1,000.00	$1,000.07	0.07%	$0.37
Class A	1,000.00	1,000.07	0.07	0.37
Hypothetical(2)
Class I	1,000.00	1,024.56	0.07	0.37
Class A	1,000.00	1,024.56	0.07	0.37

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges which may apply to redemptions of Class C Shares of the Money Market Fund and which are described in the Prospectus. If these transactional costs were included, your costs would be higher.

The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (December 1, 2012 to May 31, 2013) and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended May 31, 2013.

(1) Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (182) in the most recent fiscal half-year, then divided by 365.

(2) Assumes annual return of 5% before expenses.

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P N C  M o n e y  M a r k e t  F u n d s

T R U S T E E S  A N D  O F F I C E R S  O F  T H E  T R U S T

Name, Address[1] Age	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee[3]	Other Directorships held by Board Member[4]
Independent Trustees
Dorothy A. Berry 69	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986 - 2012; Chairman, Independent Directors Council, 2010 - 2011.	2 registered investment companies consisting of 38 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.
John G. Drosdick[5] 69	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000 - 2008.	2 registered investment companies consisting of 38 portfolios	Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company) until June 2013; Director, Lincoln Financial Corporation (financial services) until 2005; Director, Triumph Group, Inc.
Dale C. LaPorte 71	Trustee	Since April 2005	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005 - 2008; Partner, 1974 - 2005 and Chairman of Executive Committee, 2000 - 2004, Calfee, Halter & Griswold LLP (a law firm).	2 registered investment companies consisting of 38 portfolios	Director, Invacare Corporation
L. White Matthews, III 67	Trustee	Since February 2010	Retired; Director (since 2003) and Chairman of the Board (since 2011) of (publicly traded) Imation Corp. (data storage); Director and Chairman of the Board (since 2009) of (privately held) Constar International, Inc. (bottle and packaging manufacturer); Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 - 2007.	2 registered investment companies consisting of 38 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010.
Edward D. Miller, Jr. 70	Trustee	Since February 2010	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 38 portfolios	Director, Care Fusion (health care devices); Director, PNC Funds, Inc. until 2010.
Stephen M. Todd 65	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman — Assurance Professional Practice, Ernst & Young London, UK (accounting firm), July 2003 to June 2010.	2 registered investment companies consisting of 38 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until November 2011.

1Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Savonne Ferguson.

2Any Trustee may resign at any time by giving written notice to the secretary of the Trust or to the Board of Trustees. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

3The “Fund Complex” is comprised of two registered investment companies for which PNC Capital Advisors, LLC (the “Adviser”) or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Funds (thirty-five portfolios) and PNC Advantage Funds (three portfolios).

4Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the Investment Company Act of 1940, that are not a part of the Fund Complex. In addition to the Trust, each Trustee serves as a Trustee of the PNC Advantage Funds.

5Mr. Drosdick serves as Chairman of PNC Advantage Funds.

8

Name, Address Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Officer	Other Directorships held by Board Member

Officers
Kevin A. McCreadie[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 52	President	Since February 2010	President and Chief Executive Officer, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since March 2004; Chief Investment Officer of PNC Capital Advisors, LLC since 2002; Chief Investment Officer of PNC Asset Management Group since 2007; Executive Vice President of PNC Bank, N.A. since 2007.	N/A	N/A
Jeffrey P. Pruitt[6] 1900 East 9th Street, 15th Floor Cleveland, OH 44114 41	Chief Compliance Officer	Since November 2010	Head of Compliance Programs, PNC Capital Advisors, LLC since October 2010; Chief Compliance Officer, Thrivent Financial for Lutherans (“Thrivent”), February 2010 - May 2010; Director of Investment Company Compliance, Thrivent, 2004 - February 2010.	N/A	N/A
Jennifer E. Spratley[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 44	Vice President	Since March 2010	Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 – September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.	N/A	N/A
John F. Kernan[6] 1900 East 9th Street, 14th Floor Cleveland, OH 44114 47	Treasurer Assistant Treasurer	Since May 2008 From February 2005 to May 2008	Managing Director and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Vice President, National City Bank, June 2004 – September 2009.	N/A	N/A
Savonne L. Ferguson[6] One East Pratt Street, 5th Floor Baltimore, MD 21202 39	Secretary Assistant Secretary	Since November 2010 From June 2010 to November 2010	Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (formerly, PNC Capital Advisors, Inc.) since 2010; Vice President, PNC Capital Advisors, Inc. 2007 - 2009; Assistant Vice President, PNC Capital Advisors, Inc. 2002 - 2007.	N/A	N/A

6   Mmes. Ferguson and Spratley and Messrs. Kernan, McCreadie and Pruitt also serve as Officers of PNC Advantage Funds in their same capacities.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, as supplemented, which is available, without charge, upon request by calling 1-800-622-FUND (3863).

9

P N C    M o n e y    M a r k e t    F u n d s

R E P O R T    O F    I N D E P E N D E N T    R E G I S T E R E D    P U B L I C    A C C O U N T I N G    F I R M

To the Board of Trustees of PNC Funds and the Shareholders of the Money Market Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PNC Government Money Market Fund, PNC Money Market Fund, PNC Ohio Municipal Money Market Fund, PNC Pennsylvania Tax Exempt Money Market Fund, PNC Tax Exempt Money Market Fund and PNC Treasury Money Market Fund (the “Money Market Funds”), six of the thirty-five funds comprising the PNC Funds as of May 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Money Market Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Money Market Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Money Market Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Money Market Funds as of May 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey

July 30, 2013

10

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,

	Government Money Market Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income†	– *	– *	– *	– *	0.01	– *	– *	– *	– *	0.01
Realized and Unrealized Gain (Loss) on Investments	– *	–	– *	–	– *	– *	–	– *	–	– *

Total from Investment Operations	–	–	–	–	0.01	–	–	–	–	0.01

Payment by Affiliate†	–	–	–	–	–	–	–	–	–	–

Dividends from Net Investment Income	– *	– *	– *	– *	(0.01)	– *	– *	– *	– *	(0.01)
Distributions from Net Realized Gains	–	–	–	–	–	–	–	–	–	–

Total Distributions	–	–	–	–	(0.01)	–	–	–	–	(0.01)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.01%	0.02%	0.05%	0.07%	1.17%	0.01%	0.02%	0.05%	0.05%	0.98%

Ratios/Supplemental Data
Net Assets End of Year (000)	$809,229	$960,513	$1,008,254	$1,600,289	$820,668	$79,789	$109,523	$153,670	$255,430	$329,859
Ratio of Expenses to Average Net Assets(1)	0.15%	0.12%	0.16%	0.20%	0.40%	0.15%	0.12%	0.16%	0.22%	0.59%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.01%	0.05%	0.06%	1.11%	0.01%	0.01%	0.05%	0.05%	0.97%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.36%	0.35%	0.35%	0.35%	0.42%	0.36%	0.35%	0.35%	0.52%	0.66%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.20)%	(0.22)%	(0.14)%	(0.09)%	1.09%	(0.20)%	(0.22)%	(0.14)%	(0.25)%	0.90%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

See Notes to Financial Statements.

11

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Money Market Fund
	Class I						Class A
	2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net Investment Income†	– *	– *	– *	– *	0.01		– *	– *	– *	– *	0.01
Realized and Unrealized Gain (Loss) on Investments	– *	– *	– *	– *	–	*	– *	– *	– *	– *	–	*

Total from Investment Operations	–	–	–	–	0.01		–	–	–	–	0.01

Payment by Affiliate†	–	–	–	–	–	*(2)	–	–	–	–	–	*(2)

Dividends from Net Investment Income	– *	– *	– *	– *	(0.01)		– *	– *	– *	– *	(0.01)
Distributions from Net Realized Gains	–	–	–	–	–		–	–	–	–	–

Total Distributions	–	–	–	–	(0.01)		–	–	–	–	(0.01)

Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.05%	0.05%	0.06%	0.07%	1.26%		0.05%	0.05%	0.06%	0.05%	1.08%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,355,988	$1,434,843	$1,481,871	$1,732,447	$1,949,721		$256,602	$380,226	$457,216	$526,326	$599,885
Ratio of Expenses to Average Net Assets(1)	0.16%	0.14%	0.21%	0.24%	0.40%		0.16%	0.14%	0.21%	0.25%	0.58%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.05%	0.05%	0.07%	1.34%		0.05%	0.05%	0.05%	0.05%	1.20%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.36%	0.35%	0.34%	0.36%	0.42%		0.36%	0.35%	0.34%	0.51%	0.67%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.15)%	(0.16)%	(0.08)%	(0.05)%	1.32%		(0.15)%	(0.16)%	(0.08)%	(0.21)%	1.11%
	Money Market Fund
	Class C
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Net Investment Income†	– *	– *	– *	– *	0.01
Realized and Unrealized Gain (Loss) on Investments	– *	– *	– *	– *	–	*

Total from Investment Operations	–	–	–	–	0.01

Payment by Affiliate†	–	–	–	–	–	*(2)

Dividends from Net Investment Income	– *	– *	– *	– *	(0.01)
Distributions from Net Realized Gains	–	–	–	–	–

Total Distributions	–	–	–	–	(0.01)

Net Asset Value, End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total Return	0.05%	0.05%	0.06%	0.06%	0.70%

Ratios/Supplemental Data
Net Assets End of Year (000)	$ 77	$ 78	$ 130	$ 173	$ 189
Ratio of Expenses to Average Net Assets(1)	0.16%	0.14%	0.21%	0.25%	0.93%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.05%	0.05%	0.06%	0.72%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.36%	0.35%	0.34%	1.27%	1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.15)%	(0.16)%	(0.08)%	(0.96)%	0.26%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(2)

A capital infusion in April 2009 resulted in $0.001 effect to the net asset value per share of Class I, Class A and Class C, and had no effect on the total returns of the Fund. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

12

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Ohio Municipal Money Market Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$1.00	$1.00	$1.00	$ 1.00		$1.00	$ 1.00	$ 1.00

Net Investment Income†	– *	– *	– *	– *	0.01	– *	0.01		– *	– *	0.01
Realized and Unrealized Gain (Loss) on Investments	– *	–	– *	–	–	– *	–		– *	–	–

Total from Investment Operations	–	–	–	–	0.01	–	0.01		–	–	0.01

Payment by Affiliate†	–	–	–	–	–	–	–		–	–	–

Dividends from Net Investment Income	– *	– *	– *	– *	(0.01)	– *	(0.01)		– *	– *	(0.01)
Distributions from Net Realized Gains	–	–	–	–	–	–	–		–	–	–

Total Distributions	–	–	–	–	(0.01)	–	(0.01)		–	–	(0.01)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return	0.02%	0.02%	0.07%	0.16%	1.23%	0.02%	1.29	%(1)	0.07%	0.10%	1.04%

Ratios/Supplemental Data
Net Assets End of Year (000)	$138,882	$138,412	$209,659	$283,284	$386,658	$4,229	$1,846		$2,948	$14,807	$73,265
Ratio of Expenses to Average Net Assets(2)	0.16%	0.16%	0.25%	0.26%	0.31%	0.15%	(0.59	)%(1)	0.26%	0.32%	0.50%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.02%	0.06%	0.16%	1.21%	0.02%	0.78	%(1)	0.08%	0.11%	1.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	0.31%	0.30%	0.31%	0.36%	0.33%	0.32%		0.31%	0.53%	0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.16)%	(0.13)%	0.01%	0.11%	1.16%	(0.16)%	(0.13)%		0.03%	0.10%	0.98%

	Ohio Municipal Money Market Fund
	Class T
	2013	2012	2011	2010(3)
Net Asset Value, Beginning of Year	$1.00	$1.00	$ 1.00	$1.00

Net Investment Income†	– *	– *	– *	– *
Realized and Unrealized Gain (Loss) on Investments	– *	–	– *	–

Total from Investment Operations	–	–	–	–

Payment by Affiliate†	–	–	–	–

Dividends from Net Investment Income	– *	– *	– *	– *
Distributions from Net Realized Gains	–	–	–	–

Total Distributions	–	–	–	–

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00

Total Return	0.02%	0.02%	0.07%	0.01%

Ratios/Supplemental Data
Net Assets End of Year (000)	$1,296	$2,005	$3,178	$148
Ratio of Expenses to Average Net Assets(2)	0.16%	0.16%	0.24%	0.27%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.02%	0.06%	0.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	0.31%	0.30%	0.42%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.16)%	(0.13)%	0.00%	(0.07)%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which represented a 0.76% impact to Class A ratios. Excluding this item, the total return would have been 0.02%, the expense ratio would have been higher and the income ratio would have been lower. See Note 4 in Notes to Financial Statements.

(2)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(3)	Ohio Municipal Money Market Fund Class T commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

13

P N C F M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,

	Pennsylvania Tax Exempt Money Market Fund
	Class I						Class A
	2013	2012	2011		2010	2009	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Net Investment Income†	– *	– *	–	*	– *	0.01	– *	– *	–	*	– *	0.01
Realized and Unrealized Gain (Loss) on Investments	– *	–	–		–	–	– *	–	–		–	–

Total from Investment Operations	–	–	–		–	0.01	–	–	–		–	0.01

Payment by Affiliate†	–	–	–	*(2)	–	–	–	–	–	*(2)	–	–

Dividends from Net Investment Income	– *	– *	–	*	– *	(0.01)	– *	– *	–	*	– *	(0.01)
Distributions from Net Realized Gains	–	– *	–		–	–	–	– *	–		–	–

Total Distributions	–	–	–		–	(0.01)	–	–	–		–	(0.01)

Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Total Return	0.03%	0.09%	0.04%		0.07%	1.15%	0.03%	0.09%	0.04%		0.06%	0.96%

Ratios/Supplemental Data
Net Assets End of Year (000)	$54,082	$60,004	$70,022		$80,842	$141,289	$8,006	$8,751	$10,372		$12,697	$42,519
Ratio of Expenses to Average Net Assets(1)	0.16%	0.14%	0.19%		0.27%	0.32%	0.16%	0.14%	0.19%		0.29%	0.52%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.02%	0.04%		0.07%	1.13%	0.02%	0.02%	0.04%		0.05%	1.11%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.39%	0.34%	0.34%		0.33%	0.37%	0.38%	0.34%	0.34%		0.54%	0.62%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.21)%	(0.18)%	(0.11)%		0.01%	1.08%	(0.20)%	(0.18)%	(0.11)%		(0.20)%	1.01%

	Pennsylvania Tax Exempt Money Market Fund
	Class T
	2013	2012	2011(3)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00

Net Investment Income†	– *	– *	–	*
Realized and Unrealized Gain (Loss) on Investments	– *	–	–
Total from Investment Operations	–	–	–

Payment by Affiliate†	–	–	–	*(2)

Dividends from Net Investment Income	– *	– *	–	*
Distributions from Net Realized Gains	–	–	–

Total Distributions	–	–	–

Net Asset Value, End of Year	$1.00	$1.00	$1.00

Total Return	0.03%	0.09%	0.02%

Ratios/Supplemental Data
Net Assets End of Year (000)	$3,574	$644	$326
Ratio of Expenses to Average Net Assets	0.15%	0.14%	0.17%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.02%	0.09%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.42%	0.34%	0.34%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.25)%	(0.18)%	(0.08)%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(2)	A capital infusion in November 2010 resulted in $0.0006 effect to the net asset value per share of Class I, Class A and Class T and had no effect on the total returns of the Fund.

       See Note 8 in Notes to Financial Statements.

(3)	Class T Shares were first sold (excluding seed capital of $10) on November 22, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

14

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Ye a r s E n d e d M a y 3 1 ,

	Tax Exempt Money Market Fund
	Class I					Class A
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$ 1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Net Investment Income†	– *	– *	– *	– *	0.01	– *	–	*	– *	– *	0.01
Realized and Unrealized Gain (Loss) on Investments	– *	–	– *	– *	–	– *	–		– *	– *	–

Total from Investment Operations	–	–	–	–	0.01	–	–		–	–	0.01

Payment by Affiliate†	–	–	–	–	–	–	–		–	–	–
Dividends from Net Investment Income	– *	– *	– *	– *	(0.01)	– *	–	*	– *	– *	(0.01)
Distributions from Net Realized Gains	–	–	–	–	–	–	–		–	–	–

Total Distributions	–	–	–	–	(0.01)	–	–		–	–	(0.01)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return	0.02%	0.02%	0.04%	0.11%	1.20%	0.02%	0.03%		0.04%	0.09%	1.01%

Ratios/Supplemental Data
Net Assets End of Year (000)	$509,879	$531,409	$539,656	$657,732	$838,738	$42,426	$37,249		$32,775	$69,132	$189,949
Ratio of Expenses to Average Net Assets(1)	0.14%	0.12%	0.23%	0.23%	0.31%	0.14%	0.11	%(2)	0.23%	0.26%	0.50%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.02%	0.03%	0.11%	1.17%	0.02%	0.03	%(2)	0.03%	0.09%	0.97%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.31%	0.30%	0.30%	0.31%	0.36%	0.31%	0.30%		0.30%	0.51%	0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.15)%	(0.16)%	(0.04)%	0.03%	1.12%	(0.15)%	(0.16)%		(0.04)%	(0.16)%	0.87%

	Tax Exempt Money Market Fund
	Class T
	2013	2012	2011(3)
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00

Net Investment Income†	– *	– *	– *
Realized and Unrealized Gain (Loss) on Investments	– *	–	– *

Total from Investment Operations	–	–	–

Payment by Affiliate†	–	–	–

Dividends from Net Investment Income	– *	– *	– *
Distributions from Net Realized Gains	–	–	–

Total Distributions	–	–	–

Net Asset Value, End of Year	$1.00	$1.00	$1.00

Total Return	0.02%	0.02%	0.03%

Ratios/Supplemental Data
Net Assets End of Year (000)	$120,542	$29,378	$2,808
Ratio of Expenses to Average Net Assets	0.13%	0.12%	0.22%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.02%	0.03%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.31%	0.30%	0.30%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers)	(0.16)%	(0.16)%	(0.05)%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds (collectively, the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009 based on the net asset value of the Fund as of September 19, 2008.

(2)

During the year ended May 31, 2012, a portion of the Trust’s Class A distribution plan payable balance in excess of actual expenses incurred was added back to the Class A net asset value of the Fund, which had no impact to Class A ratios. See Note 4 in Notes to Financial Statements.

(3)	Class T Shares were first sold (excluding seed capital of $10) on August 3, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

See	Notes to Financial Statements.

15

P N C M o n e y M a r k e t F u n d s	S e l e c t e d P e r S h a r e D a t a a n d R a t i o s
F I N A N C I A L H I G H L I G H T S	F o r t h e Y e a r s E n d e d M a y 3 1 ,

	Treasury Money Market Fund
	Class I						Class A
	2013	2012	2011		2010	2009	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Net Investment Income†	– *	– *	–	*	– *	0.01	– *	– *	–	*	– *	–
Realized and Unrealized Gain (Loss) on Investments	– *	– *	–	*	– *	– *	– *	– *	–	*	– *	– *

Total from Investment Operations	–	–	–		–	0.01	–	–	–		–	–

Payment by Affiliate†	–	–	–	*(1)	–	–	–	–	–	*(1)	–	–

Dividends from Net Investment Income	– *	– *	–	*	– *	(0.01)	– *	– *	–	*	– *	–
Distributions from Net Realized Gains	–	–	–		–	–	–	–	–		–	–

Total Distributions	–	–	–		–	(0.01)	–	–	–		–	–

Net Asset Value, End of Year	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00

Total Return	0.01%	0.01%	0.01%		0.02%	0.53%	0.01%	0.01%	0.01%		0.02%	0.40%

Ratios/Supplemental Data
Net Assets End of Year (000)	$289,839	$326,694	$260,447		$286,756	$323,676	$120,798	$83,704	$93,457		$94,755	$191,117
Ratio of Expenses to Average Net Assets	0.08%	0.04%	0.12%		0.12%	0.34%	0.08%	0.04%	0.12%		0.13%	0.46%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.01%	0.01%		0.01%	0.49%	0.01%	0.01%	0.01%		0.01%	0.29%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.37%	0.36%	0.35%		0.35%	0.38%	0.37%	0.36%	0.35%		0.52%	0.63%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.28)%	(0.31)%	(0.22)%		(0.22)%	0.45%	(0.28)%	(0.31)%	(0.22)%		(0.38)%	0.12%

*	Amount represents less than $0.005 per share.

†	Per share data calculated using average shares outstanding method.

(1)	A capital infusion in November 2010 resulted in $0.0003 effect to the net asset value per share of Class I and Class A and had no effect on the total returns of the Fund.
See	Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

16

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 3

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 43.6%
Federal Farm Credit Bank — 8.7%
Federal Farm Credit Bank
0.300%, 08/28/13	$9,000	$9,002
3.875%, 10/07/13	8,717	8,830
0.650%, 10/15/13	12,000	12,022
Federal Farm Credit Bank (FRN)
0.200%, 07/02/13	10,000	10,000
0.143%, 07/29/13	9,400	9,400
0.216%, 08/22/13	9,400	9,402
0.230%, 11/18/13	9,400	9,400
0.216%, 04/21/14	4,500	4,502
0.360%, 05/29/14	4,900	4,910

		77,468

Federal Home Loan Bank — 14.1%
Federal Home Loan Bank
0.230%, 06/06/13	9,000	9,000
1.875%, 06/21/13	5,325	5,330
0.250%, 07/01/13	8,650	8,651
0.240%, 08/09/13	5,000	5,000
0.210%, 08/20/13	7,030	7,030
0.250%, 09/06/13	9,100	9,101
2.375%, 03/14/14	9,000	9,157
0.120%, 03/28/14	8,500	8,498
Federal Home Loan Bank (DN)
0.105%, 06/12/13	8,000	8,000
0.125%, 07/05/13	21,000	20,997
0.062%, 08/07/13	8,500	8,499
0.100%, 10/23/13	6,000	5,998
Federal Home Loan Bank (FRN)
0.130%, 07/25/13	10,000	10,000
0.100%, 07/25/13	10,000	10,000

		125,261

Federal Home Loan Mortgage Corporation — 12.7%
Federal Home Loan Mortgage Corporation
4.500%, 07/15/13	9,700	9,751
0.500%, 10/15/13	13,750	13,766
1.375%, 02/25/14	6,000	6,055
Federal Home Loan Mortgage Corporation (DN)
0.110%, 06/17/13	14,000	13,999
0.150%, 08/05/13	7,475	7,473
0.150%, 08/19/13	5,835	5,833
0.130%, 08/27/13	9,100	9,097
0.150%, 09/05/13	9,100	9,096
0.110%, 10/01/13	11,500	11,496
0.105%, 10/15/13	3,000	2,999
0.100%, 10/22/13	9,140	9,136
0.130%, 01/15/14	10,000	9,992
Federal Home Loan Mortgage Corporation (FRN)
0.168%, 11/04/13	4,700	4,700

		113,393

Federal National Mortgage Association — 8.1%
Federal National Mortgage Association
1.000%, 09/23/13	3,600	3,609
4.625%, 10/15/13	15,379	15,635
1.050%, 10/22/13	5,600	5,619
0.750%, 12/18/13	13,750	13,794
1.250%, 02/27/14	8,245	8,313
Federal National Mortgage Association (DN)
0.100%,11/13/13	10,000	9,995

	Par (000)	Value (000)

0.100%, 01/21/14	$15,000	$14,990

		71,955

Total U.S. Government Agency Obligations (Cost $388,077)		388,077
U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Notes — 2.6%
0.375%, 06/30/13	9,000	9,002
0.125%, 08/31/13	5,000	5,001
0.250%, 01/31/14	9,100	9,105

Total U.S. Treasury Obligations (Cost $23,108)		23,108

	Number of Shares
MONEY MARKET FUNDS — 1.8%
Invesco Government & Agency Portfolio	1,000,000	1,000
PNC Advantage Institutional Government Money Market Fund, Institutional Shares†	15,016,999	15,017

Total Money Market Funds (Cost $16,017)		16,017

	Par (000)
REPURCHASE AGREEMENTS — 57.3%
Deutsche Bank Securities, Inc.

0.100% (dated 05/31/13, due 06/03/13, repurchase price $96,000,800, collateralized by Federal Home Loan Mortgage Corporation Bonds and Government National Mortgage Association Bond, 3.000% to 5.500%, due 11/01/38 to 02/01/43, total value $97,920,000)	$96,000	96,000

Goldman Sachs & Co.

0.090% (dated 05/31/13, due 06/03/13, repurchase price $105,000,788, collateralized by Federal Home Loan Mortgage Corporation Bond and Federal National Mortgage Association Bond, 2.624% to 4.500%, due 09/01/37 to 10/01/42, total value $107,100,000)	105,000	105,000

HSBC Securities USA

0.090% (dated 05/31/13, due 06/03/13, repurchase price $74,000,555, collateralized by Federal Home Loan Mortgage Corporation Bonds, 3.000% to 3.500%, due 01/01/42 to 02/01/43, total value $75,481,378)	74,000	74,000

See Notes to Financial Statements.

17

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y   3 1,  2 0 1 3

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
Merrill Lynch Pierce Fenner and Smith

0.090% (dated 05/31/13, due 06/03/13, repurchase price $104,162,781, collateralized by U.S. Treasury Notes, 1.000% to 1.500%, due 06/30/16 to 08/31/19, total value $106,245,338)	$104,162	$104,162

RBS Securities, Inc.

0.050% (dated 05/31/13, due 06/03/13,repurchase price $73,000,304, collateralized by U.S. Treasury Note, 1.500%, due 03/31/19,total value $74,462,485)	73,000	73,000

Toronto Dominion Securities LLC

0.080% (dated 05/31/13, due 06/03/13,repurchase price $57,000,380, collateralized by Federal National Mortgage Association Bond, 5.000%, due 02/13/17, total value $58,140,306)	57,000	57,000

Total Repurchase Agreements (Cost $509,162)		509,162
TOTAL INVESTMENTS — 105.3%

(Cost $936,364)*		936,364
Other Assets & Liabilities – (5.3)%		(47,346)
TOTAL NET ASSETS — 100.0%		$889,018

*	Also cost for Federal income tax purposes.
†	Affiliated Holding. See Note 3 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Money Market Funds	$16,017	$–	$–	$16,017
Repurchase Agreements	–	509,162	–	509,162
U.S. Government Agency Obligations	–	388,077	–	388,077
U.S. Treasury Obligations	–	23,108	–	23,108

Total Assets - Investments in Securities	$16,017	$920,347	$–	$936,364

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

18

P N C  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 3

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 2.7%
Automotive — 2.4%
CarMax Auto Owner Trust,
Series 2013-2, Cl A1
0.210%, 05/15/14	$7,500	$7,500
Ford Credit Auto Owner Trust,
Series 2013-B, Cl A1
0.210%, 05/15/14 144A	10,000	10,000
Honda Auto Receivables Owner Trust,
Series 2012-4, Cl A1
0.230%, 10/18/13	816	816
Huntington Auto Trust,
Series 2012-2, Cl A1
0.230%, 10/15/13	959	960
Hyundai Auto Receivables Trust,
Series 2012-C, Cl A1
0.230%, 10/15/13	148	148
Hyundai Auto Receivables Trust,
Series 2013-A, Cl A1
0.200%, 02/18/14	1,797	1,797
Mercedes-Benz Auto Lease Trust,
Series 2013-A, Cl A1
0.270%, 05/15/14	8,419	8,419
Volkswagen Auto Loan Enhanced Trust,
Series 2012-2, Cl A1
0.230%, 10/21/13	1,017	1,017
World Omni Auto Receivables Trust,
Series 2012-B, Cl A1
0.240%, 11/15/13	1,450	1,450
World Omni Auto Receivables Trust,
Series 2013-A, Cl A1
0.230%, 06/16/14	7,500	7,500

		39,607

Other — 0.3%
CNH Equipment Trust,
Series 2012-C, Cl A1
0.230%, 10/15/13	702	702
CNH Equipment Trust,
Series 2012-D, Cl A1
0.250%, 12/16/13	3,790	3,790

		4,492
Total Asset Backed Securities (Cost $44,099)		44,099

CERTIFICATES OF DEPOSIT — 9.8%
Yankee — 9.8%
Bank of Montreal Chicago
0.180%, 07/18/13	4,000	4,000
0.180%, 08/14/13	25,000	25,000
Bank of Nova Scotia
0.230%, 07/29/13	10,000	10,000
0.230%, 09/12/13	9,950	9,950
Canadian Imperial Bank of Commerce NY (FRN)
0.315%, 11/25/13	18,600	18,600
Credit Suisse NY
0.230%, 06/11/13	24,000	24,001
0.220%, 06/19/13	1,424	1,424
DnB Bank ASA
0.270%, 10/02/13	4,000	4,000
Nordea Bank Finland NY

	Par (000)	Value (000)

0.170%, 08/16/13	$8,000	$8,000
Rabobank Nederland NV NY
0.260%, 07/08/13	20,000	20,000
Rabobank Nederland NY (FRN)
0.378%, 07/11/13	7,000	7,001
Royal Bank of Canada NY (FRN)
0.480%, 06/07/13	6,500	6,500
0.333%, 09/06/13	5,250	5,252
Svenska Handelsbanken
0.285%, 07/23/13	6,000	6,000
0.270%, 08/12/13	1,800	1,800
0.240%, 10/01/13	2,650	2,650
Westpac Banking NY (FRN)
0.353%, 08/02/13	3,500	3,500

Total Certificates of Deposit (Cost $157,678)		157,678

ASSET BACKED COMMERCIAL PAPER† — 13.9%
Financial Services — 13.9%
Alpine Securitization
0.160%, 07/08/13	23,000	22,996
Collateralized CP II LLC
0.230%, 06/03/13	6,000	6,000
Collateralized CP LLC
0.250%, 07/11/13	16,500	16,495
0.180%, 08/05/13	6,700	6,698
Fairway Finance LLC
0.160%, 06/26/13	7,300	7,299
0.160%, 07/08/13	12,500	12,498
Gotham Funding
0.180%, 06/26/13	6,890	6,889
0.180%, 08/20/13	8,800	8,797
Kells Funding LLC
0.217%, 06/13/13	14,000	13,999
0.230%, 07/26/13	17,500	17,494
0.190%, 08/02/13	2,000	1,999
Liberty Street Funding LLC
0.190%, 06/10/13	7,000	7,000
0.141%, 06/24/13	8,000	7,999
Northern Pines Funding LLC
0.161%, 06/03/13	25,600	25,600
Regency Market No. 1 LLC
0.170%, 06/20/13	18,501	18,499
Starbird Funding
0.150%, 06/27/13	2,600	2,600
Thunder Bay Funding LLC
0.180%, 06/10/13	6,500	6,500
0.180%, 07/22/13	19,600	19,595
Victory Receivables
0.190%, 06/25/13	15,310	15,308

Total Asset Backed Commercial Paper (Cost $224,265)		224,265

COMMERCIAL PAPER† — 38.6%
Banks — 25.6%
Abbey National North America
0.210%, 06/24/13	16,000	15,998
0.268%, 07/31/13	16,000	15,993
Australia & New Zealand Banking Group
0.150%, 06/07/13	6,100	6,100

See Notes to Financial Statements.

19

P N C  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 3

	Par (000)	Value (000)
COMMERCIAL PAPER† — continued
Banks — continued
0.219%, 08/28/13	$18,000	$17,990
Bank of Nova Scotia
0.225%, 10/15/13	13,000	12,989
Bank of Tokyo-Mitsubishi
0.190%, 08/19/13	18,000	17,992
BNP Paribas NY
0.170%, 07/24/13	16,000	16,000
Commonwealth Bank of Australia
0.265%, 06/17/13	18,000	17,998
0.220%, 09/11/13	17,000	16,989
DnB Bank ASA
0.154%, 06/28/13	10,000	9,999
0.270%, 08/29/13	12,500	12,492
DnB Nor Bank ASA
0.290%, 07/08/13	6,000	5,998
HSBC Bank PLC
0.180%, 08/05/13	1,475	1,475
HSBC USA
0.220%, 06/24/13	6,700	6,699
0.300%, 07/22/13	16,000	15,993
0.200%, 08/05/13	4,500	4,498
JPMorgan Chase
0.250%, 07/03/13	20,000	19,996
National Australia Funding Delaware
0.281%, 06/17/13	17,000	16,998
0.155%, 08/05/13	12,500	12,496
0.260%, 08/16/13	475	475
0.291%, 10/07/13	3,000	2,997
Nordea North America
0.210%, 07/11/13	3,500	3,499
0.165%, 08/01/13	17,300	17,295
Overseas-Chinese Banking
0.210%, 06/25/13	17,100	17,098
Rabobank USA Financial
0.230%, 11/06/13	6,500	6,493
Standard Chartered Bank
0.180%, 07/16/13	33,300	33,293
Svenska Handelsbanken
0.270%, 07/29/13	13,000	12,994
0.220%, 09/25/13	9,700	9,693
Toronto Dominion Holdings USA
0.248%, 10/15/13	14,200	14,190
UOB Funding LLC
0.190%, 06/19/13	10,000	9,999
0.240%, 07/26/13	10,000	9,996
0.230%, 08/12/13	5,600	5,597
0.210%, 08/14/13	7,600	7,597
Westpac Banking
0.300%, 09/30/13	16,800	16,783

		412,692

Consumer Staples — 1.0%
Nestle Capital
0.010%, 06/10/13	16,500	16,499

Financial Services — 5.1%
CPPIB Capital
0.160%, 07/08/13	11,000	10,998
0.160%, 08/01/13	20,000	19,995
0.250%, 01/03/14	2,000	1,997
General Electric Capital
0.220%, 07/29/13	18,400	18,393

	Par (000)	Value (000)

0.200%, 08/27/13	$2,400	$2,399
0.220%, 10/30/13	11,800	11,789
Toyota Motor Credit
0.160%, 06/10/13	12,500	12,500
0.210%, 07/08/13	4,000	3,999

		82,070

Food, Beverage & Tobacco — 1.0%
Coca-Cola
0.155%, 09/18/13	16,000	15,992

Healthcare — 1.4%
Catholic Health Initiatives
0.190%, 07/08/13	8,000	7,998
0.210%, 07/09/13	9,300	9,298
0.180%, 08/06/13	6,000	5,998

		23,294

Insurance — 2.1%
Metlife Funding
0.170%, 07/12/13	20,200	20,196
Metlife Short-Term Funding
0.180%, 06/28/13	10,320	10,319
0.180%, 08/12/13	3,000	2,999

		33,514

Sovereign Agency — 2.4%
Kreditansalt Fur Wiederaufbau International Finance (Germany)
0.190%, 06/11/13	7,000	7,000
0.200%, 06/20/13	7,500	7,499
0.190%, 07/09/13	10,000	9,998
0.195%, 07/19/13	3,000	2,999
0.220%, 10/01/13	3,000	2,998
Province of Ontario Canada
0.130%, 07/15/13	8,000	7,999

		38,493
Total Commercial Paper (Cost $622,554)		622,554

CORPORATE BONDS — 2.7%
Banks — 1.6%
ANZ New Zealand International Ltd.
6.200%, 07/19/13 144A	9,000	9,071
Nordea Bank AB (FRN)
1.177%, 01/14/14 144A	3,530	3,550
Royal Bank of Canada (MTN)
1.125%, 01/15/14	12,400	12,463

		25,084

Financial Services — 1.1%
American Honda Finance (FRN)
0.305%, 11/08/13 144A	3,000	3,000
Toyota Motor Credit (FRN) (MTN)
0.356%, 07/25/13	14,500	14,500

		17,500

Total Corporate Bonds (Cost $42,584)		42,584

See Notes to Financial Statements.

20

	Par (000)	Value (000)

FUNDING AGREEMENT — 1.1%
New York Life Funding Agreement (FRN)
0.284%, 06/14/13 (A)	$18,000	$18,000

Total Funding Agreement
(Cost $18,000)		18,000

MUNICIPAL SECURITIES — 18.0%
Connecticut — 2.0%
Connecticut Health & Educational Facility Authority, Yale University (RB) Series U (VRDN) 0.090%, 06/07/13	32,540	32,540

Mississippi — 1.1%
Mississippi Business Finance Corporation,
Chevron USA Inc. Project (RB)
Series C (VRDN)
0.100%, 06/07/13	9,000	9,000
0.070%, 06/03/13	9,180	9,180

		18,180

North Carolina — 1.0%
University of North Carolina at Chapel Hill (RB)
Series C (VRDN)
0.100%, 06/07/13	15,875	15,875

Ohio — 4.3%
Ohio Higher Educational Facility Commission,
Cleveland Clinic Health System (RB) Series
B-4 (VRDN)
0.050%, 06/03/13	19,400	19,400
Ohio State Common Schools (GO)
Series A (VRDN)
0.100%, 06/07/13	20,755	20,755
Ohio State Common Schools (GO)
Series B (VRDN)
0.100%, 06/07/13	4,960	4,960
Ohio State University (RB) Series B (VRDN)
0.110%, 06/07/13	7,100	7,100
0.100%, 06/07/13	16,775	16,775

		68,990

Texas — 7.6%
Gulf Coast Industrial Development Authority,
Exxon Mobil Project (RB) (VRDN)
0.040%, 06/03/13	2,000	2,000
Harris County Cultural Education Facilities
Finance Corporation, Methodist Hospital
System (RB) Sub-Series C-1 (VRDN)
0.050%, 06/03/13	23,175	23,175
Harris County Health Facilities Development
Corporation, Methodist Hospital System (RB)
Series A-1 (VRDN)
0.050%, 06/03/13	7,640	7,640
Harris County Health Facilities Development
Corporation, Methodist Hospital System (RB)
Series A-2 (VRDN)
0.050%, 06/03/13	2,000	2,000
Houston Higher Education Finance, Rice
University Project (RB) Series A (VRDN)
0.070%, 06/03/13	5,700	5,700

	Par (000)	Value (000)

Houston Higher Education Finance, Rice
University Project (RB) Series B (VRDN)
0.100%, 06/07/13	$4,500	$4,500
0.050%, 06/03/13	4,700	4,700
Lower Neches Valley Authority Industrial
Development, ExxonMobil Project (RB)
Series A (VRDN)
0.060%, 06/03/13	30,300	30,300
Red River Education Financing Corporation,
Texas Christian University
Project (RB) (VRDN)
0.110%, 06/07/13	25,600	25,600
University of Houston (TECP)
0.170%, 07/01/13	17,563	17,563

		123,178

Virginia — 1.5%
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute (RB) Series B (VRDN)
0.100%, 06/07/13	10,800	10,800
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute (RB) Series E (VRDN)
0.110%, 06/07/13	13,400	13,400

		24,200

Wyoming — 0.5%
Uinta County, Chevron USA, Inc.
Project (RB) (VRDN)
0.070%, 06/03/13	7,500	7,500

Total Municipal Securities
(Cost $290,463)		290,463

U.S. TREASURY OBLIGATIONS — 1.7%
U.S. Treasury Notes — 1.7%
0.250%, 11/30/13	10,000	10,004
0.125%, 08/31/13	17,000	17,003

Total U.S. Treasury Obligations
(Cost $27,007)		27,007

REPURCHASE AGREEMENTS — 11.6%

Deutsche Bank Securities, Inc.

0.100% (dated 05/31/13, due 06/03/13, repurchase price $60,000,500, collateralized by Federal Home Loan Mortgage Corporation Bonds, Federal National Mortgage Association Bonds and Government National Mortgage Association Bonds, 2.500% to 7.000%, due 01/01/17 to 05/01/48, total value $61,200,001)	60,000	60,000

See Notes to Financial Statements.

21

P N C  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 3

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
Goldman Sachs & Co.

0.090% (dated 05/31/13, due 06/03/13, repurchase price $32,000,240, collateralized by Federal National Mortgage Association Bonds, 3.000% to 3.500%, due 01/01/33 to 10/01/42, total value $32,640,000)	$32,000	$32,000

HSBC Securities USA

0.090% (dated 05/31/13, due 06/03/13, repurchase price $29,000,218, collateralized by Federal Home Loan Mortgage Corporation Bonds, 3.500%, due 01/01/42 to 06/01/42, total value $29,582,518)	29,000	29,000

Merrill Lynch Pierce Fenner and Smith

0.090% (dated 05/31/13, due 06/03/13, repurchase price $20,549,154, collateralized by U.S. Treasury Note, 0.500%, due 07/31/17, total value $20,960,051)	20,549	20,549

RBS Securities, Inc.

0.050% (dated 05/31/13, due 06/03/13, repurchase price $23,000,096, collateralized by U.S. Treasury Note, 1.500%, due 03/31/19, total value $23,463,015)	23,000	23,000

Toronto Dominion Securities LLC

0.080% (dated 05/31/13, due 06/03/13, repurchase price $23,000,153, collateralized by Federal National Mortgage Association Bond, 1.250%, due 01/30/17, total value $23,460,000)	23,000	23,000

Total Repurchase Agreements
(Cost $187,549)		187,549

TOTAL INVESTMENTS — 100.1%
(Cost $1,614,199)*		1,614,199

Other Assets & Liabilities – (0.1)%		(1,532)

TOTAL NET ASSETS — 100.0%		$1,612,667

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
(A)	Illiquid Security. Total value of illiquid securities is $18,000 (000) and represents 1.1% of net assets as of May 31, 2013.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $25,621 (000) and represents 1.6% of net assets as of May 31, 2013.

See Notes to Financial Statements.

22

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Asset Backed Commercial Paper	$–	$224,265	$–	$224,265
Asset Backed Securities	–	44,099	–	44,099
Certificates of Deposit	–	157,678	–	157,678
Commercial Paper	–	622,554	–	622,554
Corporate Bonds	–	42,584	–	42,584
Funding Agreement	–	18,000	–	18,000
Municipal Securities	–	290,463	–	290,463
Repurchase Agreements	–	187,549	–	187,549
U.S. Treasury Obligations	–	27,007	–	27,007

Total Assets - Investments in Securities	$–	$1,614,199	$–	$1,614,199

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

23

P N C  O h i o  M u n i c i p a l  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 3

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 101.5%
Ohio — 101.5%
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series A
(VRDN)
0.110%, 06/03/13	$5,200	$5,200
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series C
(LOC - Union Bank NA) (VRDN)
0.070%, 06/03/13	12,600	12,600
Berea (BAN) (GO)
1.000%, 03/26/14	3,652	3,675
Cleveland Department of Public Utilities Division of Water (RB) Series Q (LOC - Bank of New York Mellon) (VRDN) 0.150%, 06/07/13	12,600	12,600
Cleveland-Cuyahoga County Port Authority,
Cleveland Museum of Art Project (RB)
Series D (SBPA - JPMorgan Chase Bank)
(VRDN)
0.120%, 06/07/13	3,800	3,800
Columbus School District, Prerefunded 06/01/13
@100 (GO) (FGIC)
5.000%, 06/01/13	4,930	4,930
Cuyahoga County (GO) Series A
3.000%, 12/01/13	1,920	1,947
Cuyahoga Falls (BAN) (GO)
1.000%, 12/05/13	2,400	2,408
Fairfield Township (BAN) (GO)
1.750%, 06/06/13	1,250	1,250
Franklin County Hospital Facilities, OhioHealth
Corporation (RB) Series B
0.250%, 07/09/13	3,000	3,000
Franklin County Hospital Facilities, OhioHealth
Corporation (RB) Series B (VRDN)
0.130%, 06/07/13	2,900	2,900
Franklin County Hospital Facilities, OhioHealth Corporation (RB) Series D (LOC - U.S. Bank NA) (VRDN) 0.110%, 06/07/13##	2,100	2,100
Franklin County Hospital Improvement, Nationwide Children’s Hospital Project (RB) Series B (VRDN) 0.100%, 06/07/13	5,100	5,100
Franklin County Hospital Improvement, Nationwide Children’s Hospital Project (RB) Series E (SBPA - JPMorgan Chase Bank) (VRDN) 0.110%, 06/07/13	1,420	1,420
Franklin County, Holy Cross Health Systems
Corporation (RB) (VRDN)
0.090%, 06/07/13	6,300	6,300
Huber Heights (BAN) (GO) (DD)
1.125%, 11/08/13	2,000	2,006
Lake County (BAN) (GO)
1.000%, 07/23/13	1,425	1,426
Lakewood (BAN) (GO)
1.000%, 04/15/14	1,610	1,619
Lucas County (BAN) (GO)
1.000%, 07/18/13	2,535	2,537

	Par (000)	Value (000)

Miami County (BAN) (GO)
1.000%, 11/26/13	$2,441	$2,448
Montgomery County, Miami Valley Hospital
(RB) Series C (SBPA - Wells Fargo Bank)
(VRDN)
0.060%, 06/03/13	2,975	2,975
Ohio Air Quality Development Authority
Pollution Control, FirstEnergy Nuclear
Generation Project (RB) (LOC - Wells Fargo
Bank) (VRDN)
0.080%, 06/07/13	2,900	2,900
Ohio Air Quality Development Authority Pollution Control, FirstEnergy Nuclear Generation Project (RB) Series B (LOC - Bank of Nova Scotia) (VRDN) 0.070%, 06/03/13	3,600	3,600
Ohio Air Quality Development Authority, Ohio
Valley Electric Corporation Project (RB) Series
B (LOC - Bank of Nova Scotia) (VRDN)
0.100%, 06/07/13	3,200	3,200
Ohio Higher Educational Facility Commission,
Case Western Reserve University 2002 Project
(RB) Series A (SBPA - Wells Fargo Bank)
(VRDN)
0.080%, 06/03/13	4,555	4,555
Ohio Higher Educational Facility Commission,
Case Western Reserve University Project (RB)
Series A (SBPA - Wells Fargo Bank) (VRDN)
0.080%, 06/03/13	800	800
Ohio Higher Educational Facility Commission,
Case Western Reserve University Project (RB)
Series B-1 (LOC - U.S. Bank NA) (VRDN)
0.080%, 06/03/13	1,350	1,350
Ohio Higher Educational Facility Commission,
Case Western Reserve University Project (RB)
Series B-2 (LOC - U.S. Bank NA) (VRDN)
0.080%, 06/03/13	1,170	1,170
Ohio Higher Educational Facility Commission,
Cleveland Clinic Health System (RB) Series
B-4 (VRDN)
0.050%, 06/03/13	5,410	5,410
Ohio Higher Educational Facility Commission,
Marietta College 2007 Project (RB) (LOC -
JPMorgan Chase Bank) (VRDN)
0.130%, 06/07/13	4,550	4,550
Ohio Higher Educational Facility Commission,
Marietta College Project (RB) (LOC -
JPMorgan Chase Bank) (VRDN)
0.130%, 06/07/13	1,335	1,335
Ohio Higher Educational Facility Commission,
Oberlin College 2008 Project (RB) (SBPA -
U.S. Bank NA) (VRDN)
0.120%, 06/07/13	2,900	2,900
Ohio Higher Educational Facility Commission,
Xavier University 2000 Project (RB) (LOC -
U.S. Bank NA) (VRDN)
0.120%, 06/07/13	1,200	1,200

See Notes to Financial Statements.

24

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio Higher Educational Facility Commission, Xavier University 2008 Project (RB) Series A (LOC - U.S. Bank NA) (VRDN) 0.110%, 06/07/13	$3,800	$3,800
Ohio State (GO) Series B (VRDN)
0.100%, 06/07/13	2,800	2,800
Ohio State (GO) Series D (VRDN)
0.100%, 06/05/13	3,395	3,395
Ohio State Building Authority, Prerefunded
04/01/14 @ 100 (RB) Series A (AGM)
5.000%, 04/01/14	4,200	4,367
Ohio State University (RB) Series B (VRDN)
0.100%, 06/07/13	2,600	2,600
Ohio State University (RB) Series E (VRDN)
0.100%, 06/07/13	3,700	3,700
Ohio State Water Development Authority,
Fresh Water Project (RB) Series B
4.250%, 06/01/13	2,000	2,000
Ohio State Water Development Authority, FirstEnergy Generation Project (RB) (LOC - Bank of Nova Scotia) (VRDN) 0.070%, 06/03/13	6,100	6,100
Pataskala (BAN) (GO)
1.500%, 03/26/14	2,585	2,609

Total Municipal Securities (Cost $146,582)		146,582

TOTAL INVESTMENTS — 101.5% (Cost $146,582)*		146,582

Other Assets & Liabilities – (1.5)%		(2,175)

TOTAL NET ASSETS — 100.0%		$144,407

*	Also cost for Federal income tax purposes.
##	All or a portion of the security has been segregated on the Fund’s books and records for delayed-delivery transactions.

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Municipal Securities	$–	$146,582	$–	$146,582

Total Assets - Investments in Securities	$–	$146,582	$–	$146,582

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

25

P N C  P e n n s y l v a n i a  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 3

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 97.9%
Pennsylvania — 97.1%
Beaver County Industrial Development Authority,
FirstEnergy Generation Project (RB)
Series B (LOC - Bank of Nova Scotia) (VRDN)
0.070%, 06/03/13	$5,575	$5,575
Bucks County Industrial Development Authority,
Grand View Hospital (RB) Series A
(LOC - TD Bank) (VRDN)
0.100%, 06/07/13	3,190	3,190
Central Dauphin School District (GO)
3.000%, 12/01/13	1,210	1,227
Commonwealth of Pennsylvania (GO)
5.000%, 07/01/13	1,500	1,506
Commonwealth of Pennsylvania (GO) First Series
4.000%, 06/01/14	1,000	1,038
Dauphin County (GO) Series B
4.000%, 08/01/13	1,000	1,006
Delaware County Industrial Development
Authority, United Parcel Service
Project (RB) (VRDN)
0.080%, 06/03/13	2,200	2,200
Delaware River Port Authority (RB) Series A
(LOC - Royal Bank of Canada) (VRDN)
0.100%, 06/07/13	5,300	5,300
Emmaus General Authority (RB) Sub-Series B-24
(LOC - U.S. Bank NA) (VRDN)
0.140%, 06/07/13	300	300
Geisinger Authority, Geisinger Health System
(RB) (SBPA - Northern Trust) (VRDN)
0.030%, 06/03/13	2,200	2,200
Haverford Township School District (GO)
(LOC - TD Bank) (VRDN)
0.120%, 06/07/13	1,140	1,140
Lancaster County Hospital Authority (RB)
2.000%, 07/01/13	1,000	1,001
Lancaster County Hospital Authority, Masonic
Homes Project (RB) Series D
(LOC - JPMorgan Chase Bank) (VRDN)
0.080%, 06/03/13	2,620	2,620
Lehigh County General Purpose Authority, Saint
Luke’s Hospital of Bethlehem, Pennsylvania
Project, Prerefunded 08/15/13 @ 100 (RB)
5.250%, 08/15/13	1,600	1,617
Lower Merion Township School District, Capital
Project (GO) Series B
(LOC - U.S. Bank NA) (VRDN)
0.110%, 06/07/13	5,200	5,200
Northampton County General Purpose Authority,
Lafayette College (RB) Series A
(SBPA - TD Bank) (VRDN)
0.120%, 06/07/13	1,120	1,120
Northampton County Higher Education
Authority, Lehigh University (RB) Series A (VRDN)
0.100%, 06/07/13	2,300	2,300
Pennsylvania Higher Educational Facilities
Authority, Drexel University (RB) Series B
(LOC - Wells Fargo Bank) (VRDN)
0.130%, 06/07/13	700	700

	Par (000)	Value (000)

Philadelphia Gas Works (RB) Fifth Series A-2
(LOC - JPMorgan Chase Bank) (VRDN)
0.110%, 06/07/13	$2,800	$2,800
Philadelphia Hospitals & Higher Education
Facilities Authority, Children’s Hospital of
Philadelphia Project (RB) Series B (VRDN)
0.060%, 06/03/13	2,410	2,410
Philadelphia School District (GO) Series G
(LOC - Wells Fargo Bank) (VRDN)
0.120%, 06/07/13	3,000	3,000
Pittsburgh Water & Sewer Authority (RB)
Sub-Series C-1C (LOC - Federal Home Loa Bank) (AGM)
0.400%, 09/03/13	3,000	3,000
St. Mary Hospital Authority, Catholic Health East
Obligated Group (RB) Series B (LOC - Bank of New York Mellon) (VRDN)
0.110%, 06/07/13	5,400	5,400
St. Mary Hospital Authority, Catholic Health
Initiatives (RB) Series C (VRDN)
0.120%, 06/07/13	2,270	2,270
University of Pittsburgh, Commonwealth System
Higher Education (TECP)
0.160%, 08/01/13	1,000	1,000
University of Pittsburgh,
Pittsburgh Asset Notes (RN)
2.000%, 07/02/13	2,000	2,003
Washington County Authority, University of
Pennsylvania Project (RB) (VRDN)
0.100%, 06/07/13	1,905	1,905
West Chester Area School District (GO)
2.000%, 10/01/13	725	729

		63,757

Puerto Rico — 0.8%
Puerto Rico Housing Finance Authority, Puerto
Rico Public Housing Administration Project,
Prerefunded 12/01/13 @ 100 (RB)
5.000%, 12/01/13	500	511

Total Municipal Securities
(Cost $64,268)		64,268

TOTAL INVESTMENTS — 97.9%
(Cost $64,268)*		64,268

Other Assets & Liabilities – 2.1%		1,394

TOTAL NET ASSETS — 100.0%		$65,662

*	Also cost for Federal income tax purposes.

See Notes to Financial Statements.

26

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Municipal Securities	$–	$64,268	$–	$64,268

Total Assets - Investments in Securities	$–	$64,268	$–	$64,268

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

27

P N C  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 3

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 98.6%
California — 0.7%
California State, Prerefunded 02/01/14 @ 100 (GO)
5.000%, 02/01/14	$1,000	$1,032
5.125%, 02/01/14	1,185	1,224
California State, Prerefunded 04/01/14 @ 100 (GO)
5.250%, 04/01/14	2,650	2,761

		5,017

Delaware — 0.1%
Delaware (GO) Series D
5.000%, 09/01/13	900	911

District of Columbia — 2.9%
District of Columbia, Georgetown University
(RB) Series C (LOC -TD Bank) (VRDN)
0.090%, 06/07/13	19,800	19,800

Florida — 1.7%
Citizens Property Insurance (RB) Series A-1
4.500%, 06/01/14	2,875	2,992
5.000%, 06/01/14	5,500	5,750
Citizens Property Insurance, High Risk (RB)
Series A-1
5.000%, 06/01/13	2,470	2,470

		11,212

Georgia — 0.2%
Gwinnett County Development Authority,
Gwinnett County Public Schools Project,
Prerefunded 01/01/14 @ 100 (COP)
(NATL-RE)
5.250%, 01/01/14	1,000	1,029

Idaho — 0.7%
Idaho (GO) (TAN)
2.000%, 06/28/13	5,000	5,007

Illinois — 2.1%
Du Page Cook & Will Counties Community
College District No. 502, Prerefunded
06/01/13 @100 (GO) Series A
5.250%, 06/01/13	3,980	3,980
Illinois Finance Authority, University of Chicago
(RB) (SBPA - U.S. Bank NA) (VRDN)
0.100%, 06/07/13	4,850	4,850
Illinois State Unemployment Insurance Fund
Building Receipts (RB) Series A
2.000%, 06/15/13	5,000	5,003

		13,833

Indiana — 0.6%
Indiana Finance Authority, Beacon Health
Systems Obligated Group (RB) Series A
2.000%, 08/15/13	1,500	1,505
Purdue University, Student Facilities System (RB)
Series A (VRDN)
0.100%, 06/07/13	2,435	2,435

		3,940

	Par (000)	Value (000)

Iowa — 2.5%
Iowa City (RB) (SBPA - U.S. Bank NA) (VRDN)
0.250%, 06/03/13	$14,125	$14,125
Iowa Higher Education Loan Authority,
Morningside College (RN) Series C
2.000%, 05/15/14	2,650	2,694

		16,819

Kentucky — 1.0%
Berea Educational Facilities, Berea College Project
(RB) Series A (VRDN)
0.080%, 06/03/13	4,145	4,145
Berea Educational Facilities, Berea College Project
(RB) Series B (VRDN)
0.080%, 06/03/13	2,495	2,495

		6,640

Louisiana — 3.1%
Louisiana Public Facilities Authority, CHRISTUS
Health (RB) Series B-3 (LOC - Bank of New
York Mellon) (VRDN)
0.100%, 06/07/13	20,535	20,535

Maryland — 1.9%
Baltimore Industrial Development Authority,
Baltimore Capital Acquisition (RB) (LOC -
Bayerische Landesbank) (VRDN)
0.170%, 06/07/13	10,900	10,900
Charles County (GO)
2.000%, 03/01/14	1,210	1,226
Maryland Economic Development, University of
Maryland College Park Project, Prerefunded
06/01/13 @ 100 (RB)
6.500%, 06/01/13	450	450

		12,576

Massachusetts — 6.7%
Massachusetts Department of Transportation,
Contract Assistance (RB) Series A6 (SBPA -
JPMorgan Chase Bank) (VRDN)
0.110%, 06/07/13	25,400	25,400
Massachusetts Health & Educational Facilities
Authority, Partners Healthcare System (RB)
Series F-4 (VRDN)
0.120%, 06/07/13	19,825	19,825

		45,225

Michigan — 1.9%
Michigan Finance Authority (RN) Series B-2
(LOC - JPMorgan Chase Bank)
2.000%, 08/20/13	6,000	6,023
Michigan Finance Authority, Unemployment
Obligation Assessment (RB)
2.000%, 07/01/13	5,000	5,007
University of Michigan (RB) Series A
2.000%, 04/01/14	1,815	1,842

		12,872

Minnesota — 1.4%
Minneapolis (GO)
3.000%, 12/01/13	6,000	6,084

See Notes to Financial Statements.

28

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Minnesota — continued
Minneapolis, University Gateway Project (RB)
Series B (SBPA - Wells Fargo Bank) (VRDN)
0.130%, 06/07/13	$1,735	$1,735
Minnesota State Retirement System Building (RB)
2.000%, 06/01/13	1,655	1,655

		9,474

Missouri — 2.7%
Missouri Development Finance Board, The
Nelson Gallery Foundation (RB) Series A
(SBPA - Northern Trust) (VRDN)
0.070%, 06/03/13	3,700	3,700
Missouri State Health & Educational Facilities
Authority, Ascension Health (RB) Series C-3
(VRDN)
0.120%, 06/07/13	14,175	14,175

		17,875

New Jersey — 1.1%
New Jersey Educational Facilities Authority,
Institute of Technology, Prerefunded 01/01/14
@ 100 (RB) Series B (AMBAC)
5.000%, 01/01/14	3,365	3,459
New Jersey Transportation Trust Fund Authority
(RB) Series C (ETM) (AGM)
5.500%, 12/15/13	2,000	2,057
New Jersey Transportation Trust Fund Authority,
Prerefunded 06/15/13 @ 100 (RB) Series C
5.500%, 06/15/13	1,000	1,002
Tobacco Settlement Financing, Prerefunded
06/01/13 @ 100 (RB)
6.750%, 06/01/13	1,155	1,155

		7,673

New Mexico — 1.6%
New Mexico Hospital Equipment Loan Council,
Presbyterian HealthCare (RB) Series C (SBPA -
Wells Fargo Bank) (VRDN)
0.100%, 06/07/13	10,570	10,570

New York — 4.9%
New York (GO) Sub-Series B-3
(LOC - TD Bank) (VRDN)
0.100%, 06/07/13	16,200	16,200
New York City Municipal Water Finance
Authority (RB) Series CC-2 (SBPA - Bank of
Nova Scotia) (VRDN)
0.110%, 06/03/13	3,350	3,350
New York City Municipal Water Finance
Authority (RB) Sub-Series B-2 (SBPA - Royal
Bank of Canada) (VRDN)
0.100%, 06/07/13	3,900	3,900
New York City Transitional Finance Authority,
New York City Recovery (RB) Series 1,
Sub-Series 1D (SBPA - Landesbank
Hessen-Thuringen Girozentrale) (VRDN)
0.090%, 06/03/13	4,005	4,005

	Par (000)	Value (000)

New York State Environmental Facilities
Corporation, New York City Municipal Water
Project (RB) Series F
2.000%, 06/15/13	$5,840	$5,844

		33,299

North Carolina — 1.1%
Durham County (GO)
4.000%, 04/01/14	3,000	3,095
North Carolina (GO) Series B
5.000%, 06/01/13	1,750	1,750
North Carolina Educational Facilities Finance
Agency, Davidson College (RB) Series B
(VRDN)
0.130%, 06/07/13	2,715	2,715

		7,560

Ohio — 18.8%
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series A (VRDN)
0.110%, 06/03/13	1,000	1,000
Allen County Hospital Facilities, Catholic
Healthcare Partners (RB) Series C
(LOC - Union Bank NA) (VRDN)
0.070%, 06/03/13	6,400	6,400
Berea (BAN) (GO)
1.000%, 03/26/14##	2,000	2,012
Cleveland Department of Public Utilities Division of Water (RB) Series Q
(LOC - Bank of New York Mellon) (VRDN)
0.150%, 06/07/13	15,450	15,450
Franklin County Hospital Facilities, OhioHealth
Corporation (RB) Series A (VRDN)
0.130%, 06/07/13	11,180	11,180
Franklin County Hospital Facilities, OhioHealth
Corporation (RB) Series B (VRDN)
0.130%, 06/07/13	7,420	7,420
Franklin County Hospital Improvement,
Nationwide Children’s Hospital Project (RB)
Series B (VRDN)
0.100%, 06/07/13	20,950	20,950
Franklin County, Holy Cross Health Systems
Corporation (RB) (VRDN)
0.090%, 06/07/13	10,800	10,800
Huber Heights (BAN) (GO) (DD)
1.125%, 11/08/13	2,000	2,006
Lebanon (BAN) (GO)
1.000%, 04/24/14	1,025	1,032
Montgomery County, Catholic Health Initiatives
(RB) Series B-1 (SBPA - Bank of New York
Mellon) (VRDN)
0.120%, 06/07/13	2,800	2,800
Ohio Air Quality Development Authority, Ohio
Valley Electric Corporation Project (RB) Series
B (LOC - Bank of Nova Scotia) (VRDN)
0.100%, 06/07/13	1,900	1,900

See Notes to Financial Statements.

29

P N C  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 3

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Ohio Higher Educational Facility Commission,
Case Western Reserve University 2002 Project
(RB) Series A (SBPA - Wells Fargo Bank)
(VRDN)
0.080%, 06/03/13	$3,800	$3,800
Ohio Higher Educational Facility Commission,
Case Western Reserve University Project (RB)
Series A (SBPA - Wells Fargo Bank) (VRDN)
0.080%, 06/03/13	3,400	3,400
Ohio Higher Educational Facility Commission,
Oberlin College 2008 Project (RB) (SBPA -
U.S. Bank NA) (VRDN)
0.120%, 06/07/13	6,500	6,500
Ohio State (GO) Series A (VRDN)
0.100%, 06/07/13	14,925	14,925
Ohio State (GO) Series D (VRDN)
0.100%, 06/05/13	3,500	3,500
Ohio State University (RB) Series B (VRDN)
0.100%, 06/07/13	9,560	9,560
Ohio State Water Development Authority,
FirstEnergy Generation Project (RB)
(LOC - Bank of Nova Scotia) (VRDN)
0.070%, 06/03/13	2,000	2,000

		126,635

Pennsylvania — 12.1%
Commonwealth of Pennsylvania (GO) First Series
4.000%, 06/01/14	5,305	5,506
Dauphin County (GO) Series B
4.000%, 08/01/13	1,230	1,238
Delaware River Port Authority (RB) Series A
(LOC - Royal Bank of Canada) (VRDN)
0.100%, 06/07/13	16,700	16,700
Lower Merion Township School District, Capital
Project (GO) Series B
(LOC - U.S. Bank NA) (VRDN)
0.110%, 06/07/13	5,700	5,700
Northampton County General Purpose Authority,
Lafayette College (RB) Series A
(SBPA - TD Bank) (VRDN)
0.120%, 06/07/13	1,000	1,000
Northampton County General Purpose Authority,
Lehigh University (RB) Series B (SBPA - JP
Morgan Chase Bank) (VRDN)
0.110%, 06/07/13	4,615	4,615
Northampton County Higher Education
Authority, Lehigh University (RB) Series A
(VRDN)
0.100%, 06/07/13##	1,300	1,300
Pennsylvania Higher Educational Facilities
Authority, Drexel University (RB) Series B
(LOC - Wells Fargo Bank) (VRDN)
0.130%, 06/07/13	1,110	1,110
Philadelphia Hospitals & Higher Education
Facilities Authority, Children’s Hospital of
Philadelphia Project (RB) Series A (VRDN)
0.060%, 06/03/13	3,835	3,835

	Par (000)	Value (000)

Pittsburgh Water & Sewer Authority (RB)
Sub-Series C-1C (LOC - Federal Home Loan
Bank) (AGM) (VRDN)
0.400%, 09/03/13	$2,000	$2,000
St. Mary Hospital Authority, Catholic Health East
Obligated Group (RB) Series B (LOC - Bank of
New York Mellon) (VRDN)
0.110%, 06/07/13	9,600	9,600
St. Mary Hospital Authority, Catholic Health
Initiatives (RB) Series C (VRDN)
0.120%, 06/07/13	9,990	9,990
University of Pittsburgh, Commonwealth System
Higher Education (TECP)
0.160%, 08/01/13	4,805	4,805
Washington County Authority, University of
Pennsylvania (RB) (VRDN)
0.100%, 06/07/13	13,865	13,865

		81,264

Tennessee — 2.7%
Chattanooga Health Educational & Housing
Facility Board, Catholic Health Initiatives (RB)
Series C (VRDN)
0.120%, 06/07/13	9,840	9,840
Tennessee (TECP)
0.180%, 08/13/13	8,000	8,000
Tennessee State (GO) Series B
5.000%, 11/01/13	300	306

		18,146

Texas — 17.5%
Dallas Waterworks & Sewer System, Prerefunded
10/01/13 @ 100 (RB) (FSA)
5.000%, 10/01/13	1,000	1,016
Garland (GO) (DD)
2.000%, 02/15/14	3,680	3,724
Houston Higher Education Finance (TECP)
0.180%, 06/27/13	6,000	6,000
Houston Higher Education Finance, Rice
University Project (RB) Series B (VRDN)
0.110%, 06/07/13	17,180	17,180
Red River Education Financing Corporation,
Texas Christian University Project (RB)
(VRDN)
0.110%, 06/07/13	23,000	23,000
Richardson Independent School District (GO)
(PSF-GTD)
5.000%, 02/15/14	415	429
Spring Branch Independent School District (GO)
(PSF-GTD)
5.250%, 02/01/14##	2,060	2,129
5.625%, 02/01/14##	2,390	2,476
Tarrant County (GO)
3.000%, 07/15/13	1,000	1,003
Tarrant County Cultural Education Facilities
Finance Corporation, Baylor Health Care
System Project (RB) Series D (LOC - JP
Morgan Chase Bank) (VRDN)
0.130%, 06/07/13	12,900	12,900

See Notes to Financial Statements.

30

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Texas — continued
Tarrant County Health Facilities Development Corporation, Cook Children’s Medical System (RB) Series B (VRDN) 0.100%, 06/07/13	$22,615	$22,615
Texas (TRAN) 2.500%, 08/30/13	8,000	8,045
Texas Public Finance Authority (RB) Series A 5.000%, 07/01/13	6,000	6,024
Texas Water Development Board (RB) Sub-Series A (SBPA - JP Morgan Chase Bank) (VRDN) 0.080%, 06/03/13	1,755	1,755
Travis County (GO) 3.000%, 03/01/14	2,050	2,092
University of North Texas (RB) 3.000%, 04/15/14	1,180	1,208
University of Texas System (RB) Series B (VRDN) 0.080%, 06/07/13	6,250	6,250

		117,846

Utah — 2.3%
Utah County, IHC Health Services (RB) Series C (SBPA - U.S. Bank NA) (VRDN) 0.130%, 06/07/13	14,400	14,400
Utah State (GO) Series A 5.000%, 07/01/13	750	753

		15,153

Virginia — 3.4%
Fairfax County Industrial Development Authority, Fairfax Hospital (RB) Series D (VRDN) 0.220%, 06/07/13	4,700	4,700
Fairfax County Industrial Development Authority, INOVA Health System Project (RB) Series C-1 (SBPA - JPMorgan Chase Bank) (VRDN) 0.070%, 06/03/13	2,300	2,300
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series B (VRDN) 0.100%, 06/07/13	9,000	9,000
Loudoun County Industrial Development Authority, Howard Hughes Medical Institute (RB) Series E (VRDN) 0.110%, 06/07/13	3,300	3,300
Virginia College Building Authority, 21st Century College (RB) Series B (SBPA - Wells Fargo Bank) (VRDN) 0.080%, 06/03/13	3,235	3,235

		22,535

Wisconsin — 2.9%
Wisconsin State (GO) Series A 2.000%, 05/01/14	19,355	19,675

Total Municipal Securities (Cost $663,121)		663,121
TOTAL INVESTMENTS — 98.6% (Cost $663,121)*		663,121
Other Assets & Liabilities – 1.4%		9,726

Value (000)
TOTAL NET ASSETS — 100.0%	$672,847

*	Also cost for Federal income tax purposes.
##	All or a portion of the security has been segregated on the Fund’s books and records for delayed-delivery transactions.

See Notes to Financial Statements.

31

P N C  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 3

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)

Municipal Securities	$–	$663,121	$–	$663,121

Total Assets - Investments in Securities	$–	$663,121	$–	$663,121

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

32

P N C  T r e a s u r y   M o n e y  M a r k e t   F u n d

S C H E D U L E  O F  I N V E S T M E N T S

M a y  3 1 ,  2 0 1 3

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 99.6%
U.S. Treasury Bills† — 48.0%
0.060%, 06/06/13	$12,000	$12,000
0.017%, 06/13/13	12,000	12,000
0.085%, 06/13/13	8,000	8,000
0.010%, 06/20/13	10,000	10,000
0.015%, 06/20/13	13,000	13,000
0.021%, 06/20/13	10,000	10,000
0.024%, 06/20/13	4,000	4,000
0.015%, 07/05/13	30,000	30,000
0.010%, 07/11/13	16,000	16,000
0.058%, 07/11/13	9,000	8,999
0.071%, 08/01/13	20,000	19,998
0.024%, 08/08/13	10,000	10,000
0.036%, 08/22/13	10,000	9,999
0.044%, 09/05/13	5,000	4,999
0.041%, 09/12/13	5,000	4,999
0.045%, 09/19/13	18,000	17,997
0.091%, 10/10/13	5,000	4,998

		196,989
U.S. Treasury Notes — 51.6%
1.125%, 06/15/13	30,000	30,011
0.375%, 06/30/13	62,000	62,014
1.000%, 07/15/13	42,000	42,046
0.375%, 07/31/13	40,000	40,020
0.125%, 08/31/13	5,000	5,001
0.750%, 09/15/13	2,000	2,004
0.500%, 10/15/13	20,000	20,032
0.250%, 10/31/13	11,000	11,006

		212,134
Total U.S. Treasury Obligations (Cost $409,123)		409,123

	Number of Shares	Value (000)
MONEY MARKET FUNDS — 1.0%
BlackRock Treasury Trust Fund††	500,000	$500
Dreyfus Treasury Prime Cash Management	3,538,727	3,539

Total Money Market Funds (Cost $4,039)		4,039
TOTAL INVESTMENTS — 100.6% (Cost $413,162)*		413,162
Other Assets & Liabilities – (0.6)%		(2,525)
TOTAL NET ASSETS — 100.0%		$410,637

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	Affiliated Holding. See Note 3 in Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of May 31, 2013 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value (000)
Money Market Funds	$4,039	$–	$–	$4,039
U.S. Treasury Obligations	–	409,123	–	409,123

Total Assets - Investments in Securities	$4,039	$409,123	$–	$413,162

There were no transfers between Level 1 and Level 2 during the year ended May 31, 2013.

See Notes to Financial Statements.

33

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  (000)

M a y  3 1 ,  2 0 1 3

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund

ASSETS
Investments in non-affiliates at value	$412,185	$1,426,650	$146,582
Investments in repurchase agreements at value	509,162	187,549	–
Investments in affiliates at value	15,017	–	–

Total Investments at value(1)	936,364	1,614,199	146,582

Cash	–	1,023	707
Receivable for shares of beneficial interest issued	5	197	90
Dividends and interest receivable	606	409	338
Prepaid expenses	33	44	11
Other assets	63	117	11

Total Assets	937,071	1,615,989	147,739

LIABILITIES
Payable for shares of beneficial interest redeemed	47,836	2,819	1,275
Payable for investment securities purchased	–	–	2,006
Dividends payable
Class I	7	62	3
Class A	1	8	–
Investment advisory fees payable	1	48	8
Administration fees payable	39	75	8
Custodian fees payable	11	17	1
Transfer agent fees payable	10	23	2
Trustees’ deferred compensation payable	63	117	11
Trustees’ fees payable	19	35	3
Other liabilities	66	118	15

Total Liabilities	48,053	3,322	3,332

TOTAL NET ASSETS	$889,018	$1,612,667	$144,407

Investments in non-affiliates at cost	$412,185	$1,426,650	$146,582
Investments in repurchase agreements at cost	509,162	187,549	–
Investments in affiliates at cost	15,017	–	–

(1) Total Investments at cost	$936,364	$1,614,199	$146,582

See Notes to Financial Statements.

34

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$889,120	$1,612,724	$144,409
Distributions in Excess of Net Investment Income	(42)	(57)	–
Accumulated Net Realized Gain (Loss) on Investments	(60)	–	(2)

Total Net Assets	$889,018	$1,612,667	$144,407

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$809,229,430	$1,355,988,378	$138,882,761

Class I shares outstanding	809,403,173	1,356,081,764	138,885,471

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class A	$79,788,949	$256,601,634	$4,228,690

Class A shares outstanding	79,821,363	256,640,195	4,228,735

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class C	N/A	$76,543	N/A

Class C shares outstanding	N/A	76,533	N/A

Net Asset Value, Offering and Redemption Price Per Share	N/A	$1.00	N/A

Net assets applicable to Class T	N/A	N/A	$1,295,769

Class T shares outstanding	N/A	N/A	1,295,766

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$1.00

See Notes to Financial Statements.

35

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I ES  (000)

M a y  3 1 ,  2 0 1 3

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

ASSETS
Investments in non-affiliates at value	$64,268	$663,121	$412,662
Investments in affiliates at value	–	–	500

Total Investments at value(1)	64,268	663,121	413,162

Cash	230	234	–
Receivable for shares of beneficial interest issued	1,038	13,973	1,631
Dividends and interest receivable	160	1,825	483
Investment advisory fees receivable	6	–	20
Prepaid expenses	8	30	30
Other assets	5	47	24

Total Assets	65,715	679,230	415,350

LIABILITIES
Payable for shares of beneficial interest redeemed	31	476	4,630
Payable for investment securities purchased	–	5,731	–
Dividends payable
Class I	1	9	2
Class A	–	–	1
Class T	–	2	–
Investment advisory fees payable	–	11	–
Administration fees payable	4	31	18
Custodian fees payable	1	6	3
Transfer agent fees payable	1	8	4
Trustees’ deferred compensation payable	5	48	24
Trustees’ fees payable	1	14	7
Other liabilities	9	47	24

Total Liabilities	53	6,383	4,713

TOTAL NET ASSETS	$65,662	$672,847	$410,637

Investments in non-affiliates at cost	$64,268	$663,121	$412,662
Investments in affiliates at cost	–	–	500

(1)Total Investments at cost	$64,268	$663,121	$413,162

See Notes to Financial Statements.

36

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

NET ASSETS:

Paid-in Capital (Unlimited Authorization — No Par Value)	$65,667	$672,862	$410,668
Distributions in Excess of Net Investment Income	–	–	(18)
Accumulated Net Realized Gain (Loss) on Investments	(5)	(15)	(13)

Total Net Assets	$65,662	$672,847	$410,637

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$54,082,370	$509,879,604	$289,838,925

Class I shares outstanding	54,138,527	509,930,186	289,867,672

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class A	$8,006,343	$42,426,001	$120,797,668

Class A shares outstanding	8,009,112	42,424,456	120,807,687

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class T	$3,573,490	$120,541,750	N/A

Class T shares outstanding	3,573,446	120,541,355	N/A

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	N/A

See Notes to Financial Statements.

37

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0 )

F o r  t h e  Y e a r  E n d e d  M a y  3 1 ,  2 0 1 3

	Government Money Market Fund	Money Market Fund
Investment Income:
Dividends	$ 2	$ –
Interest	1,527	3,693
Total Investment Income	1,529	3,693
Expenses:
Investment advisory fees	2,371	4,369
Administration fees	487	890
Transfer agent fees	124	240
Custodian fees	42	65
Professional fees	187	329
Pricing service fees	14	10
Printing and shareholder reports	12	48
Registration and filing fees	49	69
Trustees’ fees	65	121
Miscellaneous	57	107
Total Expenses	3,408	6,248
Less:
Waiver of investment advisory fees(1)	(1,974)	(3,433)
Expense reimbursements:(1)	–	–
Net Expenses	1,434	2,815
Net Investment Income (Loss)	95	878
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments Sold	4	11
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 99	$ 889

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

38

Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

$ –	$ –	$ –	$ –
289	122	1,099	343
289	122	1,099	343

320	139	1,405	917
90	44	363	194
24	9	89	46
6	4	21	11
42	35	136	78
7	5	18	4
12	6	8	6
21	18	50	38
10	5	50	24
8	2	31	26
540	267	2,171	1,344

(283)	(139)	(1,214)	(917)
–	(20)	–	(121)
257	108	957	306
32	14	142	37

1	(4)	2	10
$ 33	$ 10	$ 144	$ 47

See Notes to Financial Statements.

39

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )

	Government Money Market Fund		Money Market Fund
	For the Year Ended		For the Year Ended
	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012
Investment Activities:
Net investment income (loss)	$ 95	$ 157	$ 878	$ 949
Net realized gain (loss) on investments sold	4	–	11	2
Net increase (decrease) in net assets resulting from operations	99	157	889	951
Dividends to Shareholders:
Dividends from net investment income:
Class I	(86)	(136)	(742)	(765)
Class A	(9)	(21)	(156)	(198)
Class T	–	–	–	–
Distributions from net realized gains
Class I	–	–	–	–
Class A	–	–	–	–
Total dividends	(95)	(157)	(898)	(963)
Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I	1,895,857	1,594,956	1,760,255	1,462,301
Class A	1,287,741	785,192	761,686	846,623
Class C	–	–	26	121
Class T	–	–	–	–
Reinvestment of dividends:
Class I	–	–	5	7
Class A	–	–	48	97
Total proceeds from shares issued and reinvested	3,183,598	2,380,148	2,522,020	2,309,149
Value of shares redeemed:
Class I	(2,047,145)	(1,642,697)	(1,839,107)	(1,509,326)
Class A	(1,317,475)	(829,339)	(885,356)	(923,707)
Class C	–	–	(28)	(174)
Class T	–	–	–	–
Total value of shares redeemed	(3,364,620)	(2,472,036)	(2,724,491)	(2,433,207)
Increase (decrease) in net assets from share transactions	(181,022)	(91,888)	(202,471)	(124,058)
Total increase (decrease) in net assets	(181,018)	(91,888)	(202,480)	(124,070)
Net Assets:
Beginning of year	1,070,036	1,161,924	1,815,147	1,939,217
End of year*	$ 889,018	$ 1,070,036	$ 1,612,667	$ 1,815,147

*Including undistributed (distributions in excess of) net investment income	$ (42)	$ (42)	$ (57)	$ (48)

See Notes to Financial Statements.

40

Ohio Municipal Money Market Fund		Pennsylvania Tax Exempt Money Market Fund		Tax Exempt Money Market Fund		Treasury Money Market Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012

$ 32	$ 50	$ 14	$ 17	$ 142	$ 137	$ 37	$ 44
1	–	(4)	–	2	–	10	(4)
33	50	10	17	144	137	47	40

(31)	(42)	(13)	(15)	(109)	(122)	(29)	(34)
(1)	(7)	(2)	(2)	(8)	(10)	(11)	(10)
–	(1)	–	–	(25)	(5)	–	–

–	–	–	(44)	–	–	–	–
–	–	–	(6)	–	–	–	–
(32)	(50)	(15)	(67)	(142)	(137)	(40)	(44)

279,219	286,354	112,544	102,356	1,040,737	1,246,080	805,168	1,350,060
35,955	2,748	31,234	33,880	77,175	75,586	292,430	271,324
–	–	–	–	–	–	–	–
4,927	5,891	9,902	763	329,061	78,026	–	–

–	–	–	–	–	–	–	–
–	2	2	7	4	7	–	–
320,101	294,995	153,682	137,006	1,446,977	1,399,699	1,097,598	1,621,384

(278,750)	(357,601)	(118,457)	(112,331)	(1,062,268)	(1,254,327)	(842,028)	(1,283,810)
(33,572)	(3,853)	(31,984)	(35,501)	(72,002)	(71,120)	(255,338)	(281,076)
–	–	–	–	–	–	–	–
(5,636)	(7,063)	(6,973)	(445)	(237,898)	(51,455)	–	–
(317,958)	(368,517)	(157,414)	(148,277)	(1,372,168)	(1,376,902)	(1,097,366)	(1,564,886)
2,143	(73,522)	(3,732)	(11,271)	74,809	22,797	232	56,498
2,144	(73,522)	(3,737)	(11,321)	74,811	22,797	239	56,494

142,263	215,785	69,399	80,720	598,036	575,239	410,398	353,904
$ 144,407	$ 142,263	$ 65,662	$ 69,399	$ 672,847	$ 598,036	$ 410,637	$ 410,398

$ –	$ –	$ –	$ –	$ –	$ –	$ (18)	$ (15)

See Notes to Financial Statements.

41

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I AL  S T A T E M E N T S

M a y  3 1 ,  2 0 1 3

1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company. As of May 31, 2013, the Trust offered for sale shares of 35 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the PNC Money Market Funds, as defined below, Class I, Class T and Class A Shares are sold without a sales charge; Class C Shares of the Money Market Fund are available only through dividend reinvestments and permitted exchanges and may incur contingent deferred sales charges. Contingent deferred sales charges may be reduced or waived under certain circumstances.

On February 1, 2010, the Trust Plan of Reorganization (“Reorganization”) of Allegiant Funds (“Aquiring Funds”) and PNC Funds, Inc. (“Aquired Funds”) was completed, including a change in the name of Allegiant Funds to PNC Funds. The Trust currently offers five asset categories that consist of the following Funds:

Target Date Funds

PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund and PNC Target 2050 Fund;

Equity Funds

PNC Balanced Allocation Fund, PNC International Equity Fund, PNC Large Cap Core Equity Fund, PNC Large Cap Growth Fund, PNC Large Cap Value Fund, PNC Mid Cap Value Fund, PNC Multi-Factor Small Cap Core Fund, PNC Multi-Factor Small Cap Growth Fund, PNC Multi-Factor Small Cap Value Fund, PNC S&P 500 Index Fund and PNC Small Cap Fund;

Fixed Income Funds

PNC Bond Fund, PNC Government Mortgage Fund, PNC High Yield Bond Fund, PNC Intermediate Bond Fund, PNC Limited Maturity Bond Fund, PNC Total Return Advantage Fund and PNC Ultra Short Bond Fund;

Tax Exempt Bond Funds

PNC Intermediate Tax Exempt Bond Fund, PNC Maryland Tax Exempt Bond Fund, PNC Michigan Intermediate Municipal Bond Fund, PNC Ohio Intermediate Tax Exempt Bond Fund, PNC Pennsylvania Intermediate Municipal Bond Fund and PNC Tax Exempt Limited Maturity Bond Fund; and

Money Market Funds

PNC Government Money Market Fund, PNC Money Market Fund, PNC Ohio Municipal Money Market Fund, PNC Pennsylvania Tax Exempt Money Market Fund, PNC Tax Exempt Money Market Fund and PNC Treasury Money Market Fund.

The financial statements presented herein are those of the Money Market Funds (each referred to as a “Fund,” or collectively as the “Funds”). The financial statements of the Target Date Funds, Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

Investment Valuation

The investments of the Funds, other than investments in other money market funds, repurchase agreements and funding agreements, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of

42

purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees of the Trust (the “Board”). No such investments held on May 31, 2013 were valued using a method other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

Investments in repurchase agreements and funding agreements are valued at par each business day.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Investment Companies – investments in open-end mutual funds which are valued at their closing NAV.

•	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, observable correlated market inputs.

Fixed Income Securities – independent pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, multiple indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; or, repurchase agreements.

•	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments; or, the significant use of unobservable inputs or stale inputs.

Each Fund recognizes transfers into and out of levels at the end of the reporting period. The Funds did not have any transfers between Level 1 and Level 2 during the fiscal year ended May 31, 2013.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of May 31, 2013 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets.

43

P N C   M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 3

However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Repurchase Agreements

Each Fund, with the exception of the Treasury Money Market Fund, may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value. The Funds may be subject to costly and lengthy legal proceedings to sell the underlying security and recover any losses incurred.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Funds pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees, waivers and expense reimbursements that were in effect during the fiscal year ended May 31, 2013.

	Annual Rate	Fee Waiver	Expense Reimbursement
Government Money Market Fund*	0.25%	0.21%	0.00%
Money Market Fund*	0.25%	0.20%	0.00%
Ohio Municipal Money Market Fund*	0.20%	0.18%	0.00%
Pennsylvania Tax Exempt Money Market Fund*	0.20%	0.20%	0.03%
Tax Exempt Money Market Fund*	0.20%	0.17%	0.00%
Treasury Money Market Fund*	0.25%	0.25%	0.03%
*

The Adviser voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.05% for the Money Market Fund and 0.01% for the Government Money Market and Treasury Money Market Funds. The Adviser also voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.02% for each of the Tax Exempt Money Market Funds. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time.

44

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class C and Class T Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions, including affiliates of the Adviser, under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class C and Class T Shares in consideration for payment of up to 0.25% of the average daily net assets of each Fund’s Class A Shares or Class C Shares and up to 0.10% of the average daily net assets of each Fund’s Class T Shares.

The Funds suspended accrual and payment of Shareholder Services Fees effective January 1, 2010. This suspension is voluntary and may be changed at any time.

Trustees’ Fees

Effective January 1, 2013, each Trustee receives an annual fee of $76,000 plus $7,250 for each Board meeting attended in person, and such amount, up to a maximum of $3,250, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. Prior to January 1, 2013, each Trustee received an annual fee of $70,000 plus $6,750 for each Board meeting attended in person, and such amount, up to a maximum of $3,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board received an additional fee of $25,000 per year and the Chairman of the Audit Committee received an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, PNC Funds Distributor, LLC (the “Underwriter”), or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or PNC Advantage Funds (“Advantage”), another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and Advantage based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

TheTrust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds, excluding the Target Date Funds. For their services as Co-Administrators during the fiscal year ended May 31, 2013, approximately 0.0217% was allocated to BNY Mellon and 0.0283% was allocated to the Adviser in aggregate. BNY Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

For the Target Date Funds, the Adviser received fees at an annual rate of 0.01% based on the average daily net assets of the Funds. BNY Mellon receives a base fee in addition to other transaction based charges from the Trust and is reimbursed for out of pocket expenses by the Trust.

Affiliated Money Market Funds

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the Funds offered by the Trust, Advantage and/or the BlackRock Funds.

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser.

45

P N C   M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

M a y  3 1 ,  2 0 1 3

The investments by PNC Government Money Market and PNC Treasury Money Market Funds in PNC Advantage Institutional Government Money Market and BlackRock Treasury Trust Funds, respectively, remained unchanged during the fiscal year ended May 31, 2013.

Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations. For the year ended May 31, 2013, the total Income from affiliate for each of the Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund was less than $500.

Details of affiliated holdings at May 31, 2013 are included in the respective Fund’s Schedule of Investments.

4. Custodian, Distribution/12b-1 and Transfer Agent Fees

Custodian Fees

The Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. The Bank of New York Mellon also serves as Custodian for Advantage. The Custodian fees for the Trust (excluding the Target Date Funds) and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust (excluding the Target Date Funds) and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion of the Trust (excluding the Target Date Funds) and Advantage. The Custodian fees are allocated to the Trust (excluding the Target Date Funds) and Advantage based on each Fund’s relative average daily net assets. The Bank of New York Mellon also receives other transaction-based charges from the Trust and is reimbursed for out-of-pocket expenses by the Trust.

For the Target Date Funds, the Bank of New York Mellon receives a base fee in addition to other transaction based charges from the Trust and is reimbursed for out of pocket expenses by the Trust.

Distribution/12b-1 Fees

For its services to the Trust, the Underwriter, a wholly owned subsidiary of Foreside Financial Group, LLC, receives an annual fee payable directly by the Adviser.

The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1”). Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a contractual commitment whereby actual distribution fees for Class A Shares will be no more than 0.03% per annum. This commitment continues through September 27, 2013, at which time the Board will consider whether to renew, revise or discontinue it.

The Trust also has adopted a distribution plan for Class C Shares of the Money Market Fund in accordance with Rule 12b-1. Pursuant to the Class C Shares plan, the Money Market Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount up to 0.75% per annum of the average daily net assets of the Fund’s Class C Shares.

During the fiscal year ended May 31, 2013, the 12b-1 accrual was at an annual rate of 0.00% for Class A and Class C Shares, applicable for each of the Funds.

During the fiscal year ended May 31, 2012, a portion of the Ohio Municipal Money Market Fund and Tax Exempt Money Market Fund Class A Shares distribution plan payable balances as of May 31, 2011 in excess of actual expenses incurred by the Underwriter were reversed.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

46

5. Federal Income Taxes

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not“ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed each Fund’s tax positions through the current fiscal year ended May 31, 2013 and for each Fund’s open tax years (years ended May 31, 2010 through May 31, 2012) and has concluded that no provision for income tax is required in each Fund’s financial statements.

The tax character of dividends and distributions paid during the fiscal years ended May 31, 2013 and May 31, 2012 were as follows:

	Tax-Exempt Income (000)	Ordinary Income (000)	Total (000)
Government Money Market Fund
2013	$–	$97	$97
2012	–	187	187
Money Market Fund
2013	–	898	898
2012	–	966	966
Ohio Municipal Money Market Fund
2013	32	–	32
2012	53	–	53
Pennsylvania Tax Exempt Money Market Fund
2013	14	1	15
2012	17	50	67
Tax Exempt Money Market Fund
2013	140	–	140
2012	143	–	143
Treasury Money Market Fund
2013	–	40	40
2012	–	43	43
As of May 31, 2013, the components of total net assets on a tax basis were as follows:

	Paid-in Capital (000)	Undistributed Tax Exempt Income (000)	Undistributed Ordinary Income (000)	Capital Loss Carryforward (000)	Late-Year Losses Deferred (000)		Other Temporary Differences (000)	Total Net Assets (000)
Government Money Market Fund	$889,120	$–	$10	$(59)	$–		$(53)	$889,018
Money Market Fund	1,612,724	–	39	–	–		(96)	1,612,667
Ohio Municipal Money Market Fund	144,409	12	–	(2)	–		(12)	144,407
Pennsylvania Tax Exempt Money Market Fund	65,667	4	–	–	(5)		(4)	65,662
Tax Exempt Money Market Fund	672,862	37	–	(15)	–	*	(37)	672,847
Treasury Money Market Fund	410,668	–	6	(13)	–		(24)	410,637

47

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I AL  S T A T E M E N T S

M a y  3 1 ,  2 0 1 3

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2013:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Losses (000)	Paid-in Capital (000)
Money Market Fund	$11	$(11)	$–
Pennsylvania Tax Exempt Money Market Fund	1	(1)	–

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2013, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Government Money Market Fund	$5
Ohio Municipal Money Market Fund	1
Tax Exempt Money Market Fund	2
Treasury Money Market Fund	10

At May 31, 2013, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2016	2017	2018	2019	Indefinite	Total
Government Money Market Fund	$59	$–	$–	$–	$–	$59
Ohio Municipal Money Market Fund	–	–	–	2	–	2
Tax Exempt Money Market Fund	15	–	–	–	–	15
Treasury Money Market Fund	–	4	9	–	–	13

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards, which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

6. Market and Credit Risk

Each of the Funds may invest up to 5% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

The Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related

48

public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds. The repayment of certain municipal obligations may be insured by third parties. Although bond insurance reduces the risk of loss due to default by a municipal issuer, insured bonds remain subject to the risk that their market values may fluctuate for other reasons and there is no assurance that the insurance provider will meet its obligations. Insured securities have been identified in the Schedules of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include letters of credit and liquidity guarantees.

7. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds have not historically incurred material expenses in respect of those provisions.

8. Payment by Affiliate

On April 21, 2009, PNC Group provided a $1.7 million capital infusion to the Money Market Fund to offset a capital loss resulting from the earlier sale of commercial paper holdings in both Pacific Gas and Electric and Southern California Edison.

On November 30, 2010, PNC Group provided $50,000 to the Pennsylvania Tax Exempt Money Market Fund and $133,000 to the Treasury Money Market Fund as capital infusions which represent voluntary contributions to capital. For tax purposes, those contributions represented capital gains to the Funds. Capital gains of $49,856 in the Pennsylvania Tax Exempt Money Market Fund, which could not be offset by a capital loss carryforward, were distributed to shareholders of that fund.

9. Recent Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update (the “ASU”) “Disclosures about Offsetting Assets and Liabilities,” The ASU requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either (1) offset in according with U.S. GAAP or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with U.S. GAAP. The objective of this information is to enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of netting associated with certain financial instruments and derivative instruments in the scope of the update. The ASU is effective for annual periods beginning on or after January 1, 2013 and interim periods within those fiscal periods. Adoption of this accounting guidance is currently being assessed.

10. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

Effective end of day June 28,2013, the name of the PNC Mid Cap Value Fund was changed to PNC Mid Cap Fund. The benchmark for the Fund changed from the RussellMidcap® Value Index to the Russell Midcap®Index.

49

P N C   M o n e y  M a r k e t  F u n d s

N O T I C E  T O  S H A R E H O L D E R S

(Unaudited)

The information set forth below is for each Fund’s fiscal year as required by Federal income tax laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2013 income tax purposes will be sent to them in early 2014. Please consult your tax adviser for proper treatment of this information.

Tax Information

For shareholders that do not have a May 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2013 tax year end, please consult your tax adviser as to the pertinence of this notice.

Of the dividends paid by each Fund, the corresponding percentages represent the amount of such dividends which are tax exempt for regular Federal income tax purposes.

Name of Fund
Ohio Municipal Money Market Fund	93.00%
Pennsylvania Tax Exempt Money Market Fund	100.00%
Tax Exempt Money Market Fund	100.00%

Proxy Voting

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how the Trust voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of the Money Market Funds can be found by visiting the Trust’s website at pncfunds.com.

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P N C   M o n e y  M a r k e t  F u n d s

P N C   F U N D S  N O T I C E  O F  P R I V A C Y  P O L I C Y  &  P R A C T I C E S

(U n a u d i t e d)

The funds recognize and respect the privacy concerns and expectations of our customers(1). Federal law gives customers the right to limit some but not all sharing of customer information that we collect. Federal law also requires us to tell you how we collect, share and protect your personal information.

This notice is provided to you so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties who are not affiliated with the funds.

Collection of Customer Information

The funds collect nonpublic personal information about our customers from the following sources:

—	Account Applications and other forms, which may include a customer’s name, address, social security number, date of birth, and information about a customer’s investment goals and risk tolerance;

—	Account History. including information about the transactions and balances in a customer’s accounts; and

—	Correspondence, written, telephonic or electronic, between a customer and the funds or service providers to the funds.

Disclosure of Customer Information(2)

The funds may disclose all of the information described above to certain third parties who are not affiliated with the funds under one or more of these circumstances:

—	As Authorized – if you request or authorize the disclosure of the information.

—

As Permitted by Law – for example, sharing information with companies who maintain or service customer accounts for the funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

—

Under Joint Agreements – the funds may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom the funds have joint marketing agreements, such as The PNC Financial Services Group, Inc. and its affiliates.

These third parties must agree to strict confidentiality provisions to assure the protection of your information.

Sharing of Customer Information

We do not share such customer information with affiliates or non-affiliates for use in their marketing activities.

Security of Customer Information

The funds require service providers to the funds:

—	to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers of the funds; and

—	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the funds.

The funds will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the funds. If you have any questions concerning this Notice, or about the funds in general, please call: 1-800-622-3863 for PNC Funds.

(1)	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to the funds, but do not invest in the funds’ shares.
(2)	The funds do not share information about shareholders who are residents of California with affiliates of the funds or with unaffiliated companies under joint marketing agreements.

Investment Adviser

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

Underwriter

PNC Funds Distributor, LLC

Three Canal Plaza,

Suite 100,

Portland, ME 04101

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East

Princeton, NJ 08540

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

P.O. Box 9795
Providence, RI 02940-9795

PRESORTED STANDARD
U.S. POSTAGE
PAID
BNY MELLON

PNC FUNDS

AR-003-0613

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Dorothy A. Berry, L. White Matthews III and Stephen M. Todd is each qualified to serve as an Audit Committee financial expert serving on its Audit Committee and that each is “independent,” as defined by paragraph (a)(2) of this Item.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $709,045 and $574,500 for the fiscal years ended May 31, 2013 and 2012, respectively.

Audit-Related Fees

(b)

The aggregate fees billed for assurance and related services by the Registrant’s independent auditors that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) above were $0 and $0 for the fiscal years ended May 31, 2013 and 2012, respectively.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2013 and 2012, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the Registrant’s independent auditors for tax-related services were $47,162 and $24,782 for the fiscal years ended May 31, 2013 and 2012, respectively. The fees are associated with the review of six funds’ excise tax calculations and Subchapter M distribution requirements; and, the review of six funds’ federal and state income tax returns and Subchapter M distribution requirements.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser and other services providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2013 and 2012, respectively.

All Other Fees

(d)

The aggregate fees billed for all professional services provided by the Registrant’s independent auditors to the Registrant other than those set forth in paragraphs (a), (b), and (c) above were $0 and $0 for the fiscal years ended May 31, 2013 and 2012, respectively.

The aggregate fees billed in each of the last two fiscal years for all professional services other than those set forth in paragraphs (b) and (c) above provided by the Registrant’s independent auditors to the Registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2013 and 2012, respectively.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

1.	Determine the firm to be employed as the Funds’ independent auditors and the terms of their engagement for the Funds’ audit and non-audit services.

(a)

The Audit Committee shall review and approve proposals for the independent auditors to render permissible non-audit services. The Audit Committee may adopt pre-approval policies and procedures, including both general pre-approvals and terms for specific case-by-case approvals, and may delegate the authority to grant such pre-approvals to one or more members of the Committee.

(b)

The pre-approval requirement may be waived with respect to the provision of non-audit services for the Funds if: (i) the aggregate amount of all such non-audit services provided to the Funds constitutes not more than 5% of the total amount of revenues paid by the Funds to its independent auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

2.

Review and approve in advance with the independent auditors each non-audit engagement involving the Funds’ independent auditor and the Funds’ investment adviser and any entity controlling, controlled by or under common control with the adviser (“control affiliates”) where: (i) the investment adviser or its control affiliate provides ongoing services to the Funds; and (ii) the engagement relates directly to the operations and financial reporting of the Funds.

(a)

The pre-approval requirement may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent auditor by the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized by the Funds’ adviser or its control affiliates (that provide ongoing services to the Fund) at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed in each of the last two fiscal years by the Registrant’s independent auditors for services rendered to the Registrant and its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and other service providers under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the Registrant’s fiscal years ended May 31, 2013 and 2012, respectively

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PNC Funds

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
(principal executive officer)

Date	7/26/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
(principal executive officer)

Date	7/26/2013

By (Signature and Title)*	/s/ John Kernan
John Kernan, Treasurer
(principal financial officer)

Date	7/26/2013

*  Print the name and title of each signing officer under his or her signature.